N-30D TABLE OF CONTENTS

SSgA Fund Name                                        N-30D Page
--------------                                        ----------
SSgA-SM-Life Solutions-SM- Funds....................
      Income and Growth Fund........................
      Balanced Fund.................................
      Growth Fund...................................
Money Market Fund...................................
Matrix Equity Fund..................................
Prime Money Market Fund.............................
Small Cap Fund......................................
US Treasury Money Market Fund.......................
Yield Plus Fund.....................................
Bond Market Fund....................................
S&P 500 Index Fund..................................
Active International Fund...........................
Tax Free Money Market Fund..........................
US Government Money Market Fund.....................
Growth and Income Fund..............................
Intermediate Fund...................................
Emerging Markets Fund...............................
Tuckerman Active REIT Fund..........................
International Growth Opportunities..................
High Yield Bond.....................................
Special Equity......................................
Aggressive Equity Fund..............................
IAM Shares Fund.....................................

                        SSgA(R) Life Solutions(sm) Funds
                             Income and Growth Fund
                                  Balanced Fund
                                   Growth Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                                    Page

      Chariman's Letter.............................................   4

      Portfolio Management Discussion and Analysis..................   6

      Report of Independent Accountants.............................  11

      Income and Growth Fund  Financial Statements..................  12

        Financial Highlights........................................  16

      Balanced Fund  Financial Statements...........................  18

        Financial Highlights........................................  22

      Growth Fund  Financial Statements.............................  24

        Financial Highlights........................................  28

      Notes to Financial Statements.................................  29

      Tax Information...............................................  37

      Fund Management and Service Providers.........................  38

"SSgA(R)" is a registered trademark and "Life Solutions(sm)" is a registered service mark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Intermediate Funds
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Life Solutions Funds. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Intermediate Funds
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Heydon Traub, CFA, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Life Solutions Funds since April 1999. He joined the firm in 1987. Mr. Traub leads a team responsible for the management of client assets in excess of $10 billion invested in 50 developed and emerging markets. He is one of the developers of the Firm's country, stock, and currency selection processes and continues to lead the research effort to enhance those strategies. Mr. Traub has written several articles that have been published in leading investment journals and he currently writes a monthly column on global investing for the Boston Business Journal. He holds a BA in Economics from Brandeis University and an MBA in Finance and Accounting from the University of Chicago. There are two other portfolio managers working with Mr. Traub.


                                                                 Annual Report 5

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Strategy: Each Life Solutions Fund invests in shares of a combination of underlying SSgA funds. By investing in the underlying component funds, each Life Solutions Fund seeks to maintain different allocations among classes of equity, international equity, fixed income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to seek to optimize performance consistent with its investment objective.

Objective: Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                   Life Solutions                                          Lehman Brothers
  Dates            Income and Growth Fund    Russell 3000(R)Index++        Aggregate Bond Index+++         Composite Market Index**
Inception*         $10,000                        $10,000                  $10,000                         $10,000
      1997         $10,197                        $10,351                  $11,057                         $10,204
      1998         $10,558                        $10,709                  $11,258                         $11,032
      1999         $11,747                        $14,839                  $11,350                         $12,606

================================================================================

--------------------------------------------------------------------------------
SSgA Life Solutions Income and Growth Fund
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $  11,127           11.27%
Inception                $  11,747            7.72%+

--------------------------------------------------------------------------------
Composite Market Index **
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $  11,423           14.23%
Inception                $  12,606           11.26%+

** 35% Russell 3000(R) Index
   5% MSCI EAFE Index
   60% Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
Russell 3000(R) Index ++
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $   13,848          38.48%
Inception                $   14,839          19.95%+

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index +++
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $   10,080           0.80%
Inception                $   11,350           6.01%+

See related Notes for Index definitions.


6 Annual Report

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Life Solutions Balanced Fund seeks a balance of growth of capital and income.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


                 Life Solutions                                 Lehman Brothers
  Dates          Balanced Fund     Russell 3000(R)Index++       Aggregate Bond Index+++       Composite Market Index**
Inception*       $10,000              $10,000                      $10,000                      $10,000
      1997       $10,212              $10,351                      $11,057                      $10,189
      1998       $10,246              $10,709                      $11,258                      $10,855
      1999       $12,079              $14,839                      $11,350                      $13,160

================================================================================

--------------------------------------------------------------------------------
SSgA Life Solutions Balanced Fund
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $  11,789           17.89%
Inception                $  12,079            9.11%+

--------------------------------------------------------------------------------
Composite Market Index **
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $  12,119           21.19%
Inception                $  13,160           13.49%+

** 50% Russell 3000(R) Index
   10% MSCI EAFE Index
   40% Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
Russell 3000(R) Index ++
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $  13,848           38.48%
Inception                $  14,839           19.95%+

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index +++
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $   10,080          0.80%
Inception                $   11,350          6.01%+

See related Notes for Index definitions.


Annual Report 7

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Life Solutions Growth Fund seeks long-term growth of capital.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                      Life Solutions                                Lehman Brothers
  Dates               Growth Fund        Russell 3000(R)Index++     Aggregate Bond Index+++             Composite Market Index**
Inception*            $10,000            $10,000                    $10,000                             $10,000
      1997            $10,242            $10,351                    $11,057                             $10,173
      1998             $9,968            $10,709                    $11,258                             $10,661
      1999            $12,432            $14,839                    $11,350                             $13,702

================================================================================

--------------------------------------------------------------------------------
SSgA Life Solutions Growth Fund
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $  12,472           24.72%
Inception                $  12,432           10.57%+

--------------------------------------------------------------------------------
Composite Market Index **
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $  12,847           28.47%
Inception                $  13,702           15.62%+

** 65% Russell 3000(R) Index
   15% MSCI EAFE Index
   20% Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
Russell 3000(R) Index ++
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $   13,848          38.48%
Inception                $   14,839          19.95%+

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index +++
--------------------------------------------------------------------------------
  Period Ended            Growth of          Total
    08/31/99               $10,000           Return
-----------------        ----------         --------
1 Year                   $   10,080           0.80%
Inception                $   11,350           6.01%+

See related Notes for Index definitions.


8 Annual Report

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Performance Review

The SSgA Life Solutions Funds is a family of balanced funds targeted to meet the investment objectives of investors with varying degrees of risk tolerance. The family consists of three Funds with distinct risk/return profiles. The Life Solutions Income and Growth Fund is targeted to investors with limited tolerance for equity market volatility. The Life Solutions Balanced Fund is targeted at those individuals willing to undertake greater equity exposure, but who are also looking for fixed income exposure to balance return patterns. The Life Solutions Growth Fund is designed for those investors aggressively seeking return by providing broadly diversified equity exposure with limited exposure to fixed income and cash securities.

For the fiscal year ended August 31, 1999, the Life Solutions Funds had the following closing NAVs: Income and Growth Fund $12.93, Balanced Fund $13.80, and Growth Fund $14.62. Performance for the Life Solutions Income and Growth, Balanced Growth, and Growth Funds for the twelve months ended August 31, 1999, was 11.27%, 17.89%, and 24.72%, respectively. The Funds' composite benchmarks over the last twelve months returned 14.23%, 21.19%, and 28.47%, respectively. The Funds' performance is net of operating expense, whereas Index results do not include expenses of any kind.

The US equity component of the benchmark is the Russell 3000(R) Index, an unmanaged index of US equities representing approximately 98% of traded equity securities in the US The international component is comprised of the Morgan Stanley/ Capital International Europe, Australia, Far East ("MSCI EAFE") Index, an unmanaged index reflecting the performance of international markets around the globe. The fixed income component of the benchmark is the Lehman Brothers Aggregate Bond Index, an unmanaged index capturing the performance of the broad US bond markets, including government, investment grade corporate, and mortgage-backed securities.

Returns for the Funds were strong over the last fiscal year due to soaring equity markets around the world. In particular, the more aggressive Funds (Balanced and Growth) benefited from having the majority of each portfolio's assets in equities. Large cap US stocks, which comprise a substantial portion of the Funds, were a primary driver of high returns, as the S&P 500(R) Index gained nearly 40% over the last year. Additionally, the Funds gained due to their exposure to non-US stocks, as the MSCI EAFE Index returned 26%, while the IFCI (a benchmark covering results in emerging markets), rose an amazing 69%. The Funds have small exposures in emerging markets.

Annual results for the Funds relative to the composite benchmarks was adversely impacted by underperformance from stock selection within the US equity market, and concern over valuation risk in the US equity market. This was particularly evident in the large-cap segment, leading the Fund to a strategic underweight allocation. Although this caused the Funds to lag the benchmarks' returns, the Funds did earn high absolute returns with less risk than the benchmarks.

Equity results were hampered by a continuation of narrow market performance where large growth stocks have continued to provide the best returns. Ironically, the Manager's focus on companies, which have an outlook toward improving earnings and lower price multiples, has hurt stock selection.

Market and Portfolio Highlights

Toward the end of the prior fiscal year, the Manager's concerns over market valuations proved well founded, as virtually all equity markets fell during the financial crisis in Russia. These events were quickly followed by the Long Term Capital Management credit crunch. The Funds boosted their equity commitments following the decline, and as a result, were well positioned as equity markets recovered. However, during the first eight months of 1999, interest rates climbed steadily, reversing one of the key drivers behind the five year bull market. This led the Funds to scale back their US equity positions once again.

Earnings growth has rebounded nicely during calendar 1999, greatly assisted by a surprisingly strong economy, which in turn has helped the support the market's recent rise. However, the Manager continues to be concerned about rising interest rates, as bond yields have risen over 1% during the past twelve months, while the Fed has raised rates twice in the last few months. The market has wavered in recent months in the face of these higher rates, and the Funds' underweighting in US equities has recently begun to pay off.


                                                                 Annual Report 9

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

One of the key factors the Managers utilize in valuing the different asset classes is a process which they believe to be similar to the recently disclosed model the Fed uses to assess the equity market's fair value. Specifically, the Manager analyzes the projected earnings yield (the inverse of the P/E ratio) of the market. The model indicates, for every investment dollar, the return that companies in aggregate provide in the form of earnings. Currently, this is around the all-time low of 4% (with a P/E using calendar 1999's expected earnings at 25). As a comparison, government bond yields are at 6%. The Manager prefers having an ultra-safe (and known) return of 6% versus the riskier return of 4% which stocks offer.

When reviewing similar information for non-US equity markets, most have a more comparable earnings yield compared to the country's bond yield. The Managers continue to be very comfortable owning international stocks, and they have overweighted this asset class along with bonds.

------------------------------------------------------
Portfolio Allocation by Asset Class
as of 08/31/99
------------------------------------------------------

                  Income &
                   Growth   Balanced   Growth
                    Fund      Fund      Fund
                   -----     -----     -----

Equities:
   Domestic         26.3%     41.1%     57.7%
   International    10.1      15.0      20.4
                   -----     -----     -----
                    36.4      56.1      78.1

Bonds               63.8      44.2      23.4
Cash                (0.2)     (0.3)     (1.5)
                   -----     -----     -----
                   100.0%    100.0%    100.0%
                   =====     =====     =====

------------------------------------------------------

                             ----------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding pages.

* The Life Solutions Funds commenced operations on July 1, 1997. Index comparisons also began on July 1, 1997.

+     Annualized.

      Index Definitions:

++ The Russell 3000(R) Index is comprised of the 3,000 largest US companies based on total market capitalization, representing approximately 98% of the investable US equity market.

      The Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

+++ The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price appreciation/depreciation and income as a percentage of the original investment.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


10 Annual Report

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Life Solutions Funds (in this report, comprised of SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund, and SSgA Life Solutions Growth Fund)(the "Funds") at August 31, 1999, the results of their operations for the fiscal year then ended and the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the two fiscal years in the period then ended and for the period July 1, 1997 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


                                                                Annual Report 11

SSgA Life Solutions
Income and Growth Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                        Number            Value
                                                          of              (000)
                                                        Shares              $
                                                      ---------           ------
Investments
Domestic Equities - 26.3%
SSgA Aggressive Equity Fund ................            46,116              587
SSgA Matrix Equity Fund ....................           233,863            4,095
SSgA S&P 500 Index Fund ....................            38,724              919
SSgA Small Cap Fund ........................            65,349            1,160
                                                                         ------
                                                                          6,761
                                                                         ------

International Equities - 10.1%
SSgA Active International Fund .............           228,636            2,371
SSgA Emerging Markets Fund .................            22,897              240
                                                                         ------
                                                                          2,611
                                                                         ------

Bonds - 63.8%
SSgA Bond Market Fund ......................         1,435,019           13,819
SSgA High Yield Bond Fund ..................           166,447            1,718
SSgA Intermediate Fund .....................            91,772              873
                                                                         ------
                                                                         16,410
                                                                         ------

Short-Term Assets - 1.6%
SSgA Money Market Fund (a) .................           419,912              420
                                                                         ------

Total Investments - 101.8%
(identified cost $26,177) ........................................       26,202
                                                                         ------

Other Assets and Liabilities
Deferred organization expenses ...................................           21
Receivable from Adviser ..........................................           12
Other assets .....................................................            2
Liabilities ......................................................         (495)
                                                                         ------

Total Other Assets and Liabilities,
Net - (1.8%) .....................................................         (460)
                                                                         ------

Net Assets - 100.0% ..............................................       25,742
                                                                         ======

12 Annual Report

SSgA Life Solutions
Income and Growth Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Value
                                                                         (000)
                                                                           $
                                                                         ------

Net Assets Consist of:
Undistributed net investment income ..............................          574
Accumulated net realized gain (loss) .............................         (254)
Unrealized appreciation (depreciation) on investments ............           25
Shares of beneficial interest ....................................            2
Additional paid-in capital .......................................       25,395
                                                                         ------

Net Assets .......................................................       25,742
                                                                         ======

Net Asset Value, offering and redemption price per share:
  ($25,741,781 divided by 1,990,461 shares of $.001 par value
  shares of beneficial interest outstanding) .....................        12.93
                                                                         ======

(a)   At cost, which approximates market.

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA Life Solutions
Income and Growth Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
  Income distributions from Underlying Funds .....................    $  1,046

Expenses
  Distribution fees ..................................   $      5
  Transfer agent fees ................................         22
  Fund accounting fees ...............................         16
  Professional fees ..................................         11
  Registration fees ..................................         31
  Shareholder servicing fees .........................         36
  Amortization of deferred organization expenses .....          5
  Miscellaneous ......................................         12
                                                         --------

  Expenses before reductions .........................        138
  Expense reductions .................................        (14)
                                                         --------

  Expenses, net ..................................................         124
                                                                      --------

Net investment income ............................................         922
                                                                      --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
  Investments ........................................       (205)
  Capital gain distributions from Underlying Funds ...      1,271        1,066
                                                         --------

Net change in unrealized appreciation (depreciation)
  on investments .................................................         758
                                                                      --------

Net realized and unrealized gain (loss) ..........................       1,824
                                                                      --------

Net increase (decrease) in net assets resulting from
  operations .....................................................    $  2,746
                                                                      ========

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA Life Solutions
Income and Growth Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                1999         1998
                                                              --------     --------
Increase (Decrease) in Net Assets
Operations
  Net investment income ..................................    $    922     $    585
  Net realized gain (loss) ...............................       1,066          752
  Net change in unrealized appreciation (depreciation) ...         758         (956)
                                                              --------     --------

     Net increase (decrease) in net assets resulting
     from operations .....................................       2,746          381
                                                              --------     --------

Distributions
  From net investment income .............................      (1,186)        (483)
  From net realized gain on investments ..................        (983)        (376)
                                                              --------     --------

     Net decrease from distributions .....................      (2,169)        (859)
                                                              --------     --------

Share Transactions
  Net increase (decrease) in net assets from share
  transactions ...........................................       1,394       10,270
                                                              --------     --------

Total Net Increase (Decrease) in Net Assets ..............       1,971        9,792

Net Assets
  Beginning of period ....................................      23,771       13,979
                                                              --------     --------
  End of period (including undistributed net
     investment income of $574 and $414, respectively) ...    $ 25,742     $ 23,771
                                                              ========     ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA Life Solutions
Income and Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        Fiscal Years Ended August 31,
                                                   ----------------------------------------
                                                      1999           1998           1997*
                                                   ----------     ----------     ----------
Net Asset Value, Beginning of Period ..........    $    12.65     $    12.93     $    12.68
                                                   ----------     ----------     ----------

Income From Operations
  Net investment income (a) ...................           .44            .46             --
  Net realized and unrealized gain (loss) .....           .95           (.01)           .25
                                                   ----------     ----------     ----------

    Total Income From Operations ..............          1.39            .45            .25
                                                   ----------     ----------     ----------

Distributions
  From net investment income ..................          (.61)          (.41)            --
  From net realized gain on investments .......          (.50)          (.32)            --
                                                   ----------     ----------     ----------

    Total Distributions .......................         (1.11)          (.73)            --
                                                   ----------     ----------     ----------

Net Asset Value, End of Period ................    $    12.93     $    12.65     $    12.93
                                                   ==========     ==========     ==========

Total Return (%)(b) ...........................         11.27           3.53           1.97

Ratios/Supplemental Data:
  Net Assets, end of period ($ in thousands) ..        25,742         23,771         13,979

  Ratios to average net assets (%)(c):
    Operating expenses, net (d) ...............           .45            .45            .35
    Operating expenses, gross (d) .............           .50            .72           1.14
    Net investment income .....................          3.37           3.00            .16

  Portfolio turnover rate (%)(c) ..............         93.34          93.28         106.68

*     For the period July 1, 1997 (commencement of operations) to August 31,
      1997.
(a) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1997 are annualized.
(d)   See Note 4 for current period amounts and Underlying Funds.


16 Annual Report

                 (This page has been left blank intentionally.)

SSgA Life Solutions
Balanced Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                        Number            Value
                                                          of              (000)
                                                        Shares              $
                                                      ---------           ------

Investments
Domestic Equities - 41.1%
SSgA Aggressive Equity Fund ...................        266,513            3,393
SSgA Matrix Equity Fund .......................      1,368,851           23,969
SSgA S&P 500 Index Fund .......................        305,907            7,262
SSgA Small Cap Fund ...........................        342,777            6,084
                                                                        -------
                                                                         40,708
                                                                        -------

International Equities - 15.0%
SSgA Active International Fund ................      1,276,875           13,241
SSgA Emerging Markets Fund ....................        151,149            1,582
                                                                        -------
                                                                         14,823
                                                                        -------

Bonds - 44.2%
SSgA Bond Market Fund .........................      3,690,400           35,539
SSgA High Yield Bond Fund .....................        431,204            4,450
SSgA Intermediate Fund ........................        401,470            3,818
                                                                        -------
                                                                         43,807
                                                                        -------

Short-Term Assets - 0.7%
SSgA Money Market Fund (a) ....................        712,126              712
                                                                        -------

Total Investments - 101.0%
(identified cost $97,656) ....................................          100,050
                                                                        -------

Other Assets and Liabilities
Deferred organization expenses ...............................               21
Other assets .................................................                3
Liabilities ..................................................             (982)
                                                                        -------

Total Other Assets and Liabilities,
Net - (1.0%) .................................................             (958)
                                                                        -------

Net Assets - 100.0% ..........................................           99,092
                                                                        =======


18 Annual Report

SSgA Life Solutions
Balanced Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Value
                                                                         (000)
                                                                           $
                                                                         ------

Net Assets Consist of:
Undistributed net investment income ...............................       1,531
Accumulated net realized gain (loss) ..............................      (1,423)
Unrealized appreciation (depreciation) on investments .............       2,394
Shares of beneficial interest .....................................           7
Additional paid-in capital ........................................      96,583
                                                                        -------

Net Assets ........................................................      99,092
                                                                        =======

Net Asset Value, offering and redemption price per share:
  ($99,092,002 divided by 7,178,868 shares of $.001 par value
  shares of beneficial interest outstanding) ......................       13.80
                                                                        =======

(a)   At cost, which approximates market.

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 19

SSgA Life Solutions
Balanced Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Income distributions from Underlying Funds ...................................      $  3,116

Expenses
   Distribution fees .................................................   $     20
   Transfer agent fees ...............................................         26
   Fund accounting fees ..............................................         19
   Professional fees .................................................         13
   Registration fees .................................................         33
   Shareholder servicing fees ........................................        130
   Amortization of deferred organization expenses ....................          5
   Miscellaneous .....................................................         33
                                                                         --------

      Total Expenses ............................................................           279
                                                                                       --------

Net investment income ...........................................................         2,837
                                                                                       --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments .......................................................     (1,075)
   Capital gain distributions from Underlying Funds ..................      6,414         5,339
                                                                         --------

Net change in unrealized appreciation (depreciation) on investments .............         7,816
                                                                                       --------

Net realized and unrealized gain (loss) .........................................        13,155
                                                                                       --------

Net increase (decrease) in net assets resulting from operations .................      $ 15,992
                                                                                       ========

See the accompanying notes which are an integral part of the financial statements.


20 Annual Report

SSgA Life Solutions
Balanced Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                              1999         1998
                                                                            --------     --------
Increase (Decrease) in Net Assets
Operations
   Net investment income ...............................................    $  2,837     $  1,684
   Net realized gain (loss) ............................................       5,339        3,827
   Net change in unrealized appreciation (depreciation) ................       7,816       (6,414)
                                                                            --------     --------

      Net increase (decrease) in net assets resulting from operations ..      15,992         (903)
                                                                            --------     --------

Distributions
   From net investment income ..........................................      (4,043)      (2,063)
   In excess of net investment income ..................................        (268)
   From net realized gain on investments ...............................      (5,336)      (1,900)
                                                                            --------     --------

      Net decrease from distributions ..................................      (9,647)      (3,963)
                                                                            --------     --------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......       1,943       48,667
                                                                            --------     --------

Total Net Increase (Decrease) in Net Assets ............................       8,288       43,801

Net Assets
   Beginning of period .................................................      90,804       47,003
                                                                            --------     --------
   End of period (including undistributed net investment income
      of $1,531 and $1,206, respectively) ..............................    $ 99,092     $ 90,804
                                                                            ========     ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 21

SSgA Life Solutions
Balanced Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        Fiscal Years Ended August 31,
                                                   ----------------------------------------
                                                      1999           1998           1997*
                                                   ----------     ----------     ----------
Net Asset Value, Beginning of Period ............  $    12.95     $    13.98     $    13.69
                                                   ----------     ----------     ----------

Income From Operations
   Net investment income (a) ....................         .38            .50             --
   Net realized and unrealized gain (loss) ......        1.84           (.45)           .29
                                                   ----------     ----------     ----------

      Total Income From Operations ..............        2.22            .05            .29
                                                   ----------     ----------     ----------

Distributions
   From net investment income ...................        (.61)          (.56)            --
   From net realized gain on investments ........        (.76)          (.52)            --
                                                   ----------     ----------     ----------

      Total Distributions .......................       (1.37)         (1.08)            --
                                                   ----------     ----------     ----------

Net Asset Value, End of Period ..................  $    13.80     $    12.95     $    13.98
                                                   ==========     ==========     ==========

Total Return (%)(b) .............................       17.89            .33           2.12

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ...      99,092         90,804         47,003

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ...............         .28            .36            .35
      Operating expenses, gross (d) .............         .28            .36            .49
      Net investment income .....................        2.83           2.07            .07

   Portfolio turnover rate (%)(c) ...............       51.09         101.40          51.61

*     For the period July 1, 1997 (commencement of operations) to August 31,
      1997.
(a) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1997 are annualized.
(d)   See Note 4 for current period amounts and Underlying Funds.


22 Annual Report

                 (This page has been left blank intentionally.)

SSgA Life Solutions
Growth Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                        Number           Value
                                                          of             (000)
                                                        Shares             $
                                                      ---------          ------

Investments
Domestic Equities - 57.7%
SSgA Aggressive Equity Fund ................           250,630            3,191
SSgA Matrix Equity Fund ....................         1,238,702           21,689
SSgA S&P 500 Index Fund ....................           299,825            7,118
SSgA Small Cap Fund ........................           309,459            5,493
                                                                         ------
                                                                         37,491
                                                                         ------

International Equities - 20.4%
SSgA Active International Fund .............         1,139,651           11,818
SSgA Emerging Markets Fund .................           137,957            1,444
                                                                         ------
                                                                         13,262
                                                                         ------

Bonds - 23.4%
SSgA Bond Market Fund ......................         1,259,056           12,125
SSgA High Yield Bond Fund ..................           150,130            1,549
SSgA Intermediate Fund .....................           165,180            1,571
                                                                         ------
                                                                         15,245
                                                                         ------

Short-Term Assets - 0.9%
SSgA Money Market Fund (a) .................           602,159              602
                                                                         ------

Total Investments - 102.4%
(identified cost $64,302) .........................................      66,600
                                                                         ------

Other Assets and Liabilities
Deferred organization expenses ....................................          21
Other assets ......................................................           3
Liabilities .......................................................      (1,606)
                                                                         ------

Total Other Assets and Liabilities,
Net - (2.4%) ......................................................      (1,582)
                                                                         ------

Net Assets - 100.0% ...............................................      65,018
                                                                         ======


24 Annual Report

SSgA Life Solutions
Growth Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Value
                                                                         (000)
                                                                           $
                                                                         ------

Net Assets Consist of:
Undistributed net investment income ...............................         513
Accumulated net realized gain (loss) ..............................        (955)
Unrealized appreciation (depreciation) on investments .............       2,298
Shares of beneficial interest .....................................           4
Additional paid-in capital ........................................      63,158
                                                                         ------

Net Assets ........................................................      65,018
                                                                         ======

Net Asset Value, offering and redemption price per share:
   ($65,018,418 divided by 4,446,249 shares of $.001 par value
   shares of beneficial interest outstanding) .....................       14.62
                                                                         ======

(a)   At cost, which approximates market.

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 25

SSgA Life Solutions
Growth Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Income distributions from Underlying Funds ...................................     $  1,462

Expenses
   Distribution fees .................................................   $     13
   Transfer agent fees ...............................................         28
   Fund accounting fees ..............................................         26
   Professional fees .................................................         13
   Registration fees .................................................         42
   Shareholder servicing fees ........................................         87
   Amortization of deferred organization expenses ....................          5
   Miscellaneous .....................................................         33
                                                                         --------

      Total Expenses ............................................................          247
                                                                                      --------

Net investment income ...........................................................        1,215
                                                                                      --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments .......................................................       (789)
   Capital gain distributions from Underlying Funds ..................      4,854        4,065
                                                                         --------

Net change in unrealized appreciation (depreciation) on investments .............        8,203
                                                                                      --------

Net realized and unrealized gain (loss) .........................................       12,268
                                                                                      --------

Net increase (decrease) in net assets resulting from operations .................     $ 13,483
                                                                                      ========

See the accompanying notes which are an integral part of the financial statements.


26 Annual Report

SSgA Life Solutions
Growth Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                                1999         1998
                                                                              --------     --------
Increase (Decrease) in Net Assets
Operations
   Net investment income ................................................     $  1,215     $    818
   Net realized gain (loss) .............................................        4,065        3,992
   Net change in unrealized appreciation (depreciation) .................        8,203       (6,889)
                                                                              --------     --------

      Net increase (decrease) in net assets resulting from operations ...       13,483       (2,079)
                                                                              --------     --------

Distributions
   From net investment income ...........................................       (1,693)        (825)
   In excess of net investment income ...................................         (647)      (1,350)
   From net realized gain on investments ................................       (3,927)      (2,112)
                                                                              --------     --------

      Net decrease from distributions ...................................       (6,267)      (4,287)
                                                                              --------     --------

Share Transactions
   Net increase (decrease) in net assets from share transactions ........        4,370       16,195
                                                                              --------     --------

Total Net Increase (Decrease) in Net Assets .............................       11,586        9,829

Net Assets
   Beginning of period ..................................................       53,432       43,603
                                                                              --------     --------
   End of period (including undistributed net investment income
      of $513 and $478, respectively) ...................................     $ 65,018     $ 53,432
                                                                              ========     ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 27

SSgA Life Solutions
Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           Fiscal Years Ended August 31,
                                                      ----------------------------------------
                                                         1999           1998           1997*
                                                      ----------     ----------     ----------
Net Asset Value, Beginning of Period .............    $    13.02     $    14.79     $    14.44
                                                      ----------     ----------     ----------

Income From Operations
   Net investment income (a) .....................           .26            .38             --
   Net realized and unrealized gain (loss) .......          2.81           (.75)           .35
                                                      ----------     ----------     ----------

      Total Income From Operations ...............          3.07           (.37)           .35
                                                      ----------     ----------     ----------

Distributions
   From net investment income ....................          (.55)          (.71)            --
   From net realized gain on investments .........          (.92)          (.69)            --
                                                      ----------     ----------     ----------

      Total Distributions ........................         (1.47)         (1.40)            --
                                                      ----------     ----------     ----------

Net Asset Value, End of Period ...................    $    14.62     $    13.02     $    14.79
                                                      ==========     ==========     ==========

Total Return (%)(b) ..............................         24.72          (2.68)          2.42

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ....        65,018         53,432         43,603

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ................           .38            .41            .35
      Operating expenses, gross (d) ..............           .38            .41            .54
      Net investment income ......................          1.89           1.52            .09

   Portfolio turnover rate (%)(c) ................         43.15          67.66          39.49

*     For the period July 1, 1997 (commencement of operations) to August 31,
      1997.
(a) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1997 are annualized.
(d)   See Note 4 for current period amounts and Underlying Funds.


28 Annual Report

SSgA
Life Solutions Funds

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on three portfolios, the SSgA Life Solutions Income and Growth Fund, Balanced Fund and Growth Fund (the "Funds"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The Funds are designed primarily for tax-advantaged retirement accounts and other long-term investment strategies. Each Fund allocates its assets by investing in shares of a combination of the Investment Company's portfolios (the "Underlying Funds"). The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Fund.

            Asset Class/Underlying Fund                                   Asset Allocation Ranges
                                                                -------------------------------------------
                                                                 Income and       Balanced        Growth
                                                                 Growth Fund        Fund           Fund
                                                                --------------  -------------  ------------
            Equities
             US Equities                                           20 - 60%        40 - 80%       60 - 100%
               SSgA S&P 500 Index Fund
               SSgA Matrix Equity Fund
               SSgA Small Cap Fund
               SSgA Growth and Income Fund
               SSgA Special Equity Fund
               SSgA Real Estate Equity Fund
               SSgA Aggressive Equity Fund
             International Equities*                                 15%             20%             25%
               SSgA Active International Fund
               SSgA Emerging Markets Fund
               SSgA International Growth Opportunities Fund
            Bonds                                                  40 - 80%        20 - 60%        0 - 40%
               SSgA Bond Market Fund
               SSgA Intermediate Fund
               SSgA High Yield Bond Fund
               SSgA Yield Plus Fund
            Short Term Assets                                      0 - 20%         0 - 20%         0 - 20%
               SSgA Money Market Fund
               SSgA US Government Money Market Fund

            * International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.


                                                                Annual Report 29

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Objectives of the Underlying Funds:

      The Life Solutions Funds are comprised of various combinations of the Underlying Funds. Each of the Life Solutions Funds will invest in at least six of the Underlying Funds. The Board of Trustees has approved investment in all of the Underlying Funds presented above. The fundamental investment objectives of the Underlying Funds utilized by the Life Solutions Funds are listed below.

      SSgA S&P 500 Index Fund: To seek to replicate the total return of the S&P 500 Index.

      SSgA Matrix Equity Fund: To provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

      SSgA Small Cap Fund: To maximize total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities of smaller capitalized issuers.

      SSgA Growth and Income Fund: To achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

      SSgA Special Equity Fund: To maximize total return through investment in mid- and small capitalization US equity securities.

      SSgA Tuckerman Active REIT Fund (formerly SSgA Real Estate Equity Fund):
      To provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

      SSgA Aggressive Equity Fund: To maximize total return through investing in US equity securities that are under-valued relative to their growth potential as measured by SSgA's proprietary models.

      SSgA Active International Fund: To provide long-term capital growth by investing primarily in securities of foreign issuers.

      SSgA Emerging Markets Fund: To provide maximum total return, primarily through capital appreciation, by investing in securities of foreign issuers.

      SSgA International Growth Opportunities Fund: To provide long-term capital growth by investing primarily in securities of foreign issuers.

      SSgA Bond Market Fund: To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index (the "LBAB Index").

      SSgA Intermediate Fund: To seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

      SSgA High Yield Bond Fund: To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index.

      SSgA Yield Plus Fund: To seek high current income and liquidity by investing in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.


30 Annual Report

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      SSgA Money Market Fund: To maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar dominated securities with remaining maturities of one year or less.

      SSgA US Government Money Market Fund: To maximize current income to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

2.    Significant Accounting Policies

      The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

      Security valuation: Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange.

      Securities transactions: Securities transactions of the Underlying Funds are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Distributions of income and capital gains are recorded from the underlying funds on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Funds to distribute all of their taxable income. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required. As permitted by tax regulations, the Growth Fund intends to defer a net realized capital loss of $32,528 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in fiscal year 2000.

      The Funds' aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                                                                    Net
                                                                                                 Unrealized
                                        Federal Tax        Unrealized         Unrealized        Appreciation
                                           Cost           Appreciation      (Depreciation)     (Depreciation)
                                       ------------       ------------       ------------       ------------
         Income and Growth Fund        $ 26,637,418       $ 12,228,961       $(12,664,822)      $   (435,861)
         Balanced Fund                   99,436,011          1,272,878           (658,646)           614,232
         Growth Fund                     65,278,164          1,991,486           (669,056)         1,322,430


                                                                Annual Report 31

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

      Expenses: The Funds will pay all of their expenses other than those expressly assumed by the Adviser and the Administrator. Certain expenses not directly attributable to any one Fund but applicable to all Funds, such as Trustee fees, insurance, legal and other expenses will be allocated to each Fund based on each Fund's net assets. Expenses included in the accompanying statements of operations reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

      Deferred organization expenses: The Funds have incurred expenses in connection with their organization. These costs were deferred and are being amortized over sixty months on a straight-line basis.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of the Underlying Funds aggregated to the following:

                                           Purchases            Sales
                                         ------------       ------------
             Income and Growth Fund      $ 26,113,622       $ 24,211,174
             Balanced Fund                 52,684,409         50,224,443
             Growth Fund                   32,798,539         27,094,011

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Funds will not be charged a fee by the Adviser. However, each Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Each Underlying Fund pays the Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to a certain percentage of each Underlying Fund's average daily net assets. For the year ended August 31, 1999, the Adviser voluntarily agreed to reimburse the Funds for all expenses (except 12b-1 distribution and shareholder servicing expenses) in excess of .30% of average daily net assets on an annual basis.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the custodian fees for the Income and Growth Fund, Balanced Fund and Growth Fund were reduced by $138, $239 and $163, respectively, under these arrangements.


32 Annual Report

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. For these services, the Underlying Funds pay the Administrator a combined fee that on an annual basis is equal to the percentages, stated below, of their average aggregate daily net assets. The Funds will not be charged a fee by the Administrator. Instead, the Administrator will assess administration fees on the Underlying Funds. Each Fund will pay indirectly its proportionate share of the following: All Underlying Funds combined (except Active International, Emerging Markets and International Growth Opportunities) up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; and over $1 billion - .03%. Active International, Emerging Markets and International Growth Opportunities up to and including $500 million - .07%; over $500 million up to and including $1 billion - .06%; over $1 billion up to and including $1.5 billion - .04%; and over $1.5 billion - .03%.

      The percentage of the fee paid by the each Underlying Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Underlying Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios, including the Funds. Further, the administration fee paid by the Underlying Funds will be reduced by the sum of certain distribution related expenses (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, and up to a maximum of 5%, for the period January 1, 1998 to December 31, 1998, and 0% thereafter, of the asset-based administration fee listed above).

      Distributor and Shareholder Servicing: Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor for all Investment Company portfolio shares, including the Funds.

      The Funds and Underlying Funds have a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Funds and Underlying Funds' average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of the Funds and Underlying Fund shares including: (1) payments made to certain broker-dealers, investments advisors and other third party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

      Payments to Distributor, as well as payments to Service Organizations from a Fund, are not permitted by the Plan to exceed .25% of a Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Plan and


                                                                Annual Report 33

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      all payments thereunder at anytime. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

      The Funds have entered into service agreements with State Street Solutions ("Solutions"), State Street Brokerage Services, Inc. ("SSBSI"), the State Street Retirement Investment Services Division ("RIS"), (collectively the "Agents"), as well as other non-related party service providers. For these services, the Fund pays .13%, .13%, and .13%, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. The Funds were charged shareholder servicing expenses by Solutions, SSBSI and RIS as follows:

                                                                    State Street
                                                   State Street      Retirement
                                   State Street     Brokerage        Investment
                                    Solutions     Services, Inc.  Services Division
                                    ---------     --------------  -----------------
          Income and Growth Fund     $22,345        $ 8,818          $  4,698
          Balanced Fund               78,852          2,575            48,715
          Growth Fund                 75,113          1,887             6,317

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

                                     Income and      Balanced       Growth
                                     Growth Fund       Fund          Fund
                                     -----------       ----          ----

          Custodian fees               $ 4,233       $ 7,796       $14,567
          Distribution fees              7,477        44,140        25,417
          Shareholder servicing fees     3,053        11,287        14,449
          Transfer agent fees              204            68         4,109
                                       -------       -------       -------
                                       $14,967       $63,291       $58,542
                                       =======       =======       =======

      Beneficial interest: In the Income and Growth Fund, as of August 31, 1999, three shareholders (two of which were also affiliates of the Investment Company) were record owners of approximately 65%, 18% and 16%, respectively, of the total outstanding shares of the Fund. In the Balanced Fund, as of August 31, 1999, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 60% and 38%, respectively, of the total outstanding shares of the Fund. In the Growth Fund, as of August 31, 1999, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 88% of the total outstanding shares of the Fund.


34 Annual Report

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Transactions with Affiliated Companies: An affiliated company is a company in which a Fund has ownership of at least 5% of voting securities. Transactions during the period with Underlying Funds which are or were affiliates are as follows:

                                                                              Dividend and
                                                                              Distribution
                   Affiliate                   Purchase Cost    Sales Cost      Income
      -----------------------------------       -----------    -----------    -----------
      Income and Growth Fund
         SSgA Aggressive Equity Fund            $   469,759    $   284,241    $        --
         SSgA Bond Market Fund                   14,469,926      7,039,299        926,559
                                                -----------    -----------    -----------
                                                $14,939,685    $ 7,323,540    $   926,559
                                                ===========    ===========    ===========
      Balanced Fund
         SSgA Aggressive Equity Fund            $ 2,673,603    $   621,397    $        --
         SSgA Active International Fund          12,122,116      5,491,489      1,333,748
         SSgA Bond Market Fund                   37,228,131      8,088,623      2,292,857
         SSgA Intermediate Fund                   3,951,733      7,204,525        475,874
         SSgA High Yield Bond Fund                4,547,488         20,546         68,033
                                                -----------    -----------    -----------
                                                $60,523,071    $21,426,580    $ 4,170,512
                                                ===========    ===========    ===========
      Growth Fund
         SSgA Aggressive Equity Fund            $ 2,507,808    $   222,192    $        --
         SSgA Active International Fund          11,505,670      2,871,021      1,067,164
                                                -----------    -----------    -----------
                                                $14,013,478    $ 3,093,213    $ 1,067,164
                                                ===========    ===========    ===========

      The values of the above Underlying Funds are shown in the accompanying Statements of Net Assets.

5.    Fund Share Transactions (amounts in thousands)

                                                                        Fiscal Years Ended August 31,
                                                            -----------------------------------------------------
                                                                      1999                         1998
                                                            -----------------------       -----------------------
                                                             Shares        Dollars         Shares         Dollars
                                                            --------       --------       --------       --------
      Income and Growth Fund
      Proceeds from shares sold ......................           866       $ 10,846          1,006       $ 13,056
      Proceeds from reinvestment of distributions ....           172          2,169             69            858
      Payments for shares redeemed ...................          (926)       (11,621)          (278)        (3,644)
                                                            --------       --------       --------       --------
      Total net increase (decrease) ..................           112       $  1,394            797       $ 10,270
                                                            ========       ========       ========       ========

      Balanced Fund
      Proceeds from shares sold ......................           992       $ 12,420          4,038       $ 54,512
      Proceeds from reinvestment of distributions ....           737          9,647            306          3,963
      Payments for shares redeemed ...................        (1,560)       (20,124)          (697)        (9,808)
                                                            --------       --------       --------       --------
      Total net increase (decrease) ..................           169       $  1,943          3,647       $ 48,667
                                                            ========       ========       ========       ========


                                                                Annual Report 35

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

                                                                        Fiscal Years Ended August 31,
                                                            -----------------------------------------------------
                                                                      1999                         1998
                                                            -----------------------       -----------------------
                                                             Shares        Dollars         Shares         Dollars
                                                            --------       --------       --------       --------
      Growth Fund
      Proceeds from shares sold ........................       776         $ 10,200         1,118        $ 16,120
      Proceeds from reinvestment of distributions ......       465            6,267           323           4,287
      Payments for shares redeemed .....................      (898)         (12,097)         (287)         (4,212)
                                                            ------         --------         -----        --------
      Total net increase (decrease) ....................       343         $  4,370         1,154        $ 16,195
                                                            ======         ========         =====        ========


36 Annual Report

SSgA
Life Solutions Funds

                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

      The Funds paid distributions of $940,461, $4,977,011 and $3,846,784 for Income and Growth Fund, Balanced Fund and Growth Fund, respectively, from net long-term capital gains during its taxable year ended August 31, 1999.

      Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 37

SSgA Life Solutions Funds

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


38 Annual Report

                                  SSgA(R) Funds
                                Money Market Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter...........................................     4

Portfolio Management Discussion and Analysis................     6

Report of Independent Accountants...........................     8

Financial Statements........................................     9

Financial Highlights........................................    19

Notes to Financial Statements...............................    20

Fund Management and Service Providers.......................    24

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Money Market Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Money Market Fund since January 1998. Ms. Hatfield has been with State Street since 1986 and has managed several money market funds since 1987. She received a BS from Suffolk University. There are ten other portfolio managers working with Ms. Hatfield.


                                                                 Annual Report 5

SSgA Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income while preserving capital and liquidity.

Invests in: High quality money market instruments including certificates of deposit, time deposits, bankers acceptances, commercial paper, corporate medium-term notes, US Government Treasury and Agency notes, and repurchase agreements.

Strategy: Fund Managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

      Dates             Money Market         Saloman Smith Barney 3-Month T-Bill Index
   *                    $10,000                          $10,000
1990                    $10,848                          $10,815
1991                    $11,616                          $11,523
1992                    $12,160                          $12,014
1993                    $12,585                          $12,383
1994                    $12,975                          $12,824
1995                    $13,691                          $13,539
1996                    $14,425                          $14,263
1997                    $15,187                          $15,012
1998                    $16,009                          $15,796
1999                    $16,787                          $16,530

================================================================================

Performance Review

The Fund had a total return of 4.86% for the fiscal year ended August 31, 1999. This compares favorably to the return of the benchmark Salomon Smith Barney 3-Month Treasury Bill Index, which gained 4.65% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates.

Market and Portfolio Highlights

The year began with the Russian government defaulting on portions of its debt, and international investors losing billions of dollars as a result. Russia's meltdown sent tremors through Latin American economies and posed a significant threat to Mexico, a major US trading partner. This turmoil caused a huge "flight to quality", where US treasuries were deemed one of the only safe investments. As treasuries rallied and credit spreads widened, it became apparent that market participants, as well as the Fed, feared a global financial meltdown.


--------------------------------------------------------------------------------
SSgA Money Market Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,486         4.86%
5 Years               $     12,938         5.29+
10 Years              $     16,787         5.32+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,465         4.65%
5 Years               $     12,890         5.21+
10 Years              $     16,531         5.16+

See related Notes on following page.


6 Annual Report

SSgA Intermediate Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

On September 29, 1998, the Federal Reserve Open Market Committee (FOMC) voted to cut the Federal Funds rate by 25 basis points to 5.25%, its lowest level since January 1996. This action was quickly followed by two more 25 basis point easings, with the last move occurring on November 17th. The US economy remained robust, with both low employment and low inflation, but lower rates were needed to head off the potentially serious threat of lack of liquidity in the markets and ultimately to continued US economic growth. The last Fed rate cut was an insurance policy, making it clear that the world's largest Central Bank was willing to help minimize further market contagion.

The actions by the Federal Reserve were successful in bolstering liquidity and preserving growth. The wealth effect from real estate and stock market gains, coupled with a historically low unemployment rate, drove confidence and spending to record highs. GDP growth has averaged over 3% for the past two quarters, while inflation indicators have remained markedly well behaved. Recently, concerns of increasing asset prices, slowing productivity gains, and recovering foreign economies across the Pacific-Rim raised concerns with the Federal Reserve. On June 30, 1999, they opted to raise the Federal Funds rate from 4.75% to 5.00%, and again on August 24th to 5.25%. These moves by the FOMC retract most of last fall's easings and leaves the door open to another tightening, if required, in the final quarter of 1999.

In the last year, the SSgA Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in high quality investments and providing competitive returns. The Fund's net assets have nearly doubled in size, increasing by 84% over the past year to $10.1 billion at August 31, 1999. New cash was invested in a combination of fixed and floating rate securities, but due to the volatile nature of cash flows, a larger than average 25%-35% was rolled in overnight maturities. This large overnight position has served to benefit the Fund, as overnight rates have been increasing due to tighter monetary policy. The Fund also looked to increase exposure in one- to three-month Asset- Backed commercial paper due to an exceptionally high yield advantage over bank and finance commercial paper. Over the past year, mounting pressures from continuing domestic strength and recovering foreign economies created a very steep short yield curve due to the markets perception of Fed tightening. The Fund took advantage of higher rates extending in one-year securities on market weakness. Given that the Fed may increase interest rates throughout 1999, the Manager also looked to increase exposure in floating rate securities that offer protection against rising interest rates. The Fund's investment strategy concentrated primarily on indices such as one- and three-month LIBOR (London Interbank Offering Rate), with a small allocation based on Fed Funds and Prime rates. The average maturity of the Fund ranged from 35 to 70 days over the last year, ending at 57 days on August 31, 1999.

--------------------------------------------------------
Top Five Holdings (by investment type,
as a percent of Total Investments        August 31, 1999
--------------------------------------------------------

Corporate Bonds and Notes                     26.1%
Domestic Commercial Paper                     16.0
Repurchase Agreements                         15.9
Time Deposits                                 14.9
Yankee Certificates of Deposit                 9.2

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

*     Assumes initial investment on September 1, 1988.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Money Market Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Money Market Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                       Principal
                                                         Amount               Date             Value
                                                         (000)       Rate      of              (000)
                                                           $           %     Maturity            $
                                                       ---------     ----    --------         -------
Corporate Bonds and Notes - 26.5%
Abbey National Treasury Services PLC ...............    25,000       5.185   05/12/00          24,986
Abbey National Treasury Services PLC (MTN) .........    55,000       5.075   01/13/00          54,995
Abbey National Treasury Services PLC (MTN) .........    50,000       5.130   05/04/00          49,961
Associates Corp. NA (a) ............................    40,000       5.168   03/20/00          39,983
AT&T Corp. (a) .....................................    75,000       5.270   07/13/00          74,974
AT&T Corp. (a) .....................................   100,000       5.404   08/07/00         100,000
Bank of America NA (a) .............................    50,000       5.500   01/31/00          49,993
Bank of New York (MTN) .............................    35,000       5.345   05/24/00          34,987
Bank of New York (MTN)(a) ..........................    25,000       5.400   05/15/00          24,991
Bank One Corp. (MTN)(a) ............................    25,000       5.473   06/01/00          25,000
Barclays Bank PLC (a) ..............................    50,000       5.500   01/24/00          49,990
Barclays Bank PLC (a) ..............................    50,000       5.390   05/12/00          49,980
Branch Banking & Trust (a) .........................    48,000       5.540   03/08/00          47,985
Citigroup, Inc. (MTN)(a) ...........................    35,000       5.383   05/15/00          34,984
Commercial Bank (a) ................................    50,000       5.164   02/08/00          49,999
Commercial Bank (a) ................................    45,000       5.129   03/07/00          44,989
Commercial Bank (a) ................................    50,000       5.144   05/11/00          49,979
Diago Capital PLC (a) ..............................    55,000       5.319   08/10/00          54,959
du Pont (E.I.) de Nemours & Co. ....................    25,000       9.150   04/15/00          25,592
du Pont (E.I.) de Nemours & Co. (MTN) ..............    25,000       5.235   03/03/00          24,993
Emerson Electric Co. ...............................    25,000       5.125   03/17/00          24,988
First National Bank Chicago ........................    30,000       6.000   08/11/00          29,986
First Union National Bank ..........................    60,000       5.300   03/01/00          60,000
First Union National Bank (a) ......................    75,000       5.249   03/10/00          75,000
First Union National Bank (a) ......................    27,115       5.399   04/20/00          27,132
First Union National Bank (a) ......................    40,000       5.311   07/28/00          40,000
First Union National Bank (a) ......................    50,000       5.573   08/31/00          50,000
Ford Motor Credit Co. (MTN)(a) .....................   100,000       5.450   05/05/00         100,000
General American Life Insurance (a)(c) .............   100,000       5.280   05/18/00         100,000
General Electric Capital Corp. (MTN)(a) ............    25,000       5.049   09/09/99          25,000
General Electric Capital Corp. (MTN)(a) ............    25,000       5.293   05/03/00          25,000
General Electric Capital Corp. (MTN)(a) ............    40,000       5.390   05/12/00          40,000
GTE Corp. (a) ......................................    75,000       4.985   06/02/00          74,938
Harris Trust & Savings (MTN)(a) ....................    75,000       5.405   06/01/00          74,970
Household Finance Corp. (MTN) ......................    75,000       5.678   07/07/00          74,969


                                                                 Annual Report 9

SSgA
Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                          Principal
                                                            Amount            Date         Value
                                                            (000)    Rate      of          (000)
                                                              $        %     Maturity        $
                                                          ---------  -----   --------     -------
Household Finance Corp. (MTN)(a) ...................       50,000    5.040   04/17/00      49,981
IBM Corp. (MTN)(a) .................................       50,000    5.274   10/21/99      49,996
IBM Corp. (MTN)(a) .................................       20,000    5.211   07/28/00      19,982
IBM Credit Corp. (MTN)(a) ..........................       20,000    5.274   10/22/99      19,998
Key Bank N.A. (a) ..................................       75,000    5.339   10/21/99      75,000
Key Bank N.A. (a) ..................................       50,000    5.325   04/20/00      50,000
Key Bank N.A. (a) ..................................       25,000    5.328   04/20/00      25,000
Key Bank N.A. (MTN) ................................       50,000    5.670   07/17/00      49,979
National City Bank, Ohio ...........................       25,000    5.200   05/15/00      24,992
Nations Bank N.A ...................................       75,000    5.000   01/05/00      74,995
Norwest Corp. (MTN) ................................      110,000    4.900   10/06/99     109,996
PNC Bank, Pittsburgh (a) ...........................       50,000    5.289   01/31/00      49,992
STEERS-A37 (a) .....................................       66,647    5.339   10/25/11      66,647
TIERS TR (a) .......................................       50,000    5.299   10/15/03      49,959
U.S. Bankcorp (MTN)(a) .............................       24,000    5.199   10/07/99      23,999
Wells Fargo & Company (MTN)(a) .....................       60,000    5.355   06/13/00      59,973
Westpac Banking Corp. ..............................       25,000    5.825   08/02/00      24,989
Xerox Capital Group PLC (a) ........................       50,000    5.413   08/18/00      49,969
Xerox Corp. (MTN) ..................................       20,000    5.635   07/14/00      19,986
Xerox Credit Corp. (MTN) ...........................       40,000    5.113   03/21/00      39,977
                                                                                        ---------
Total Corporate Bonds and Notes (cost $2,670,713) ....................................  2,670,713
                                                                                        ---------

Domestic Certificates of Deposit - 4.1%
Bank Boston N.A ....................................       25,000    5.080   09/14/99      25,000
Bank of New York ...................................       35,000    5.120   09/16/99      34,925
Bank of New York ...................................       25,000    5.568   02/04/00      24,397
Fifth Third Bancorp ................................       25,000    5.150   09/30/99      25,000
First Tennessee Bank N.A ...........................       35,000    5.310   09/24/99      35,000
First Union National Bank (a) ......................       85,000    5.498   11/17/99      85,000
Fleet National Bank (a) ............................       25,000    5.339   10/22/99      25,000
Fleet National Bank (a) ............................       25,000    5.364   11/04/99      24,998
Key Bank N.A. (a) ..................................      100,000    5.450   07/14/00      99,945
Wachovia Bank N.A. (a) .............................       35,000    5.305   10/25/99      34,999
                                                                                        ---------

Total Domestic Certificates of Deposit (cost $414,264) ...............................    414,264
                                                                                        ---------


10 Annual Report

SSgA
Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                        Principal
                                                          Amount             Date        Value
                                                          (000)     Rate      of         (000)
                                                            $         %     Maturity       $
                                                        ---------   -----   --------    -------
Eurodollar Certificates of Deposit - 1.9%
Abbey National PLC .................................      45,000    5.050   11/12/99      45,000
Bank of Montreal ...................................      15,000    5.190   03/28/00      14,996
Barclays Bank ......................................      25,000    5.040   01/12/00      25,000
Barclays Bank ......................................      30,000    5.800   07/28/00      30,000
Halifax PLC ........................................      35,000    5.300   12/01/99      35,000
KBC Bank Nevada ....................................      30,000    5.180   09/20/99      30,000
Westpac Banking ....................................      10,000    5.190   03/27/00       9,997
                                                                                       ---------
Total Eurodollar Certificates of Deposit (cost $189,993) ............................    189,993
                                                                                       ---------

Eurodollar Time Deposits - 4.6%
Bayerisch Hypo Verbk London ........................     300,000    5.593   09/01/99     300,000
Credit Communal Debelgique .........................      64,500    5.687   09/01/99      64,500
Den Denske Bank ....................................     100,000    5.455   11/23/99     100,000
                                                                                       ---------
Total Eurodollar Time Deposits (cost $464,500) ......................................    464,500
                                                                                       ---------

Foreign Commercial Paper - 4.3%
ANZ Delaware .......................................      75,000    5.360   12/02/99      73,973
Commonwealth Bank Australia ........................      25,000    4.885   09/03/99      24,993
Cregem North American, Inc. ........................      70,000    5.330   12/20/99      68,860
Den Denske Corp. ...................................      20,000    4.885   09/01/99      20,000
Nordbanken North America, Inc. .....................      40,000    5.180   10/27/99      39,678
UBS Finance Deleware, Inc. .........................      50,000    5.320   12/20/99      49,187
Westpac Capital Corp. ..............................      43,000    4.820   10/05/99      42,804
Woolwich ...........................................      75,000    5.340   10/25/99      74,399
Woolwich ...........................................      40,000    5.230   03/06/00      38,913
                                                                                       ---------

Total Foreign Commercial Paper (cost $432,807) .......................................   432,807
                                                                                       ---------

Domestic Commercial Paper - 16.2%
Asset Securitization Cooperative Corp. .............      30,000    5.150   10/21/99      29,785
AT&T ...............................................      50,000    5.450   09/03/99      49,985
Delaware Funding Corp. .............................      29,000    5.130   09/21/99      28,917
Delaware Funding Corp. .............................      50,152    5.140   09/24/99      49,987
Diago Capital PLC ..................................      55,000    5.550   02/11/00      53,618


                                                                Annual Report 11

SSgA
Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                          Principal
                                                            Amount            Date         Value
                                                            (000)    Rate      of          (000)
                                                              $        %     Maturity        $
                                                          ---------  -----   --------     -------
Edison Asset Securitization ........................       27,000    5.190   10/15/99      26,829
Edison Asset Securitization ........................       30,000    5.380   11/22/99      29,632
Falcon Asset Securitization ........................       60,000    5.140   09/02/99      59,991
Falcon Asset Securitization ........................       31,875    5.140   09/09/99      31,839
Falcon Asset Securitization ........................       15,137    5.150   09/13/99      15,111
Falcon Asset Securitization ........................       31,951    5.200   09/14/99      31,891
Falcon Asset Securitization ........................       30,000    5.180   09/16/99      29,935
Falcon Asset Securitization ........................       35,000    5.280   09/17/99      34,918
Falcon Asset Securitization ........................       49,300    5.280   09/20/99      49,163
Falcon Asset Securitization ........................       35,000    5.300   09/21/99      34,897
Falcon Asset Securitization ........................       44,285    5.300   09/24/99      44,135
Falcon Asset Securitization ........................       25,164    5.300   09/27/99      25,068
Falcon Asset Securitization ........................       54,000    5.370   11/04/99      53,484
Falcon Asset Securitization ........................       32,480    5.380   11/09/99      32,145
GE Capital International Funding ...................       40,000    5.130   09/20/99      39,892
GE Capital International Funding ...................      120,000    5.300   09/23/99     119,611
GE Capital International Funding ...................       50,000    5.430   02/23/00      48,680
GE Capital International Funding ...................       35,000    5.720   02/23/00      34,027
General Electric Capital Corp. .....................       30,000    5.170   10/13/99      29,819
Old Line Funding Corp. .............................       34,677    5.130   09/03/99      34,667
Old Line Funding Corp. .............................       22,839    5.130   09/07/99      22,819
Old Line Funding Corp. .............................       30,000    5.180   09/08/99      29,970
Old Line Funding Corp. .............................       35,000    5.200   09/08/99      34,965
Old Line Funding Corp. .............................       58,000    5.180   09/09/99      57,933
Old Line Funding Corp. .............................       67,000    5.200   09/15/99      66,865
Old Line Funding Corp. .............................       45,110    5.280   09/21/99      44,978
Preferred Receivables Funding Corp. ................       26,000    5.140   09/09/99      25,970
Preferred Receivables Funding Corp. ................       45,000    5.130   09/13/99      44,923
Preferred Receivables Funding Corp. ................       42,000    5.170   10/20/99      41,704
Preferred Receivables Funding Corp. ................       40,000    5.360   10/27/99      39,666
Preferred Receivables Funding Corp. ................       53,955    5.390   11/19/99      53,317
Salomon Smith Barney Holdings, Inc. ................       25,000    5.110   09/10/99      24,968
Thunder Bay Funding Corp. ..........................       25,000    5.180   09/09/99      24,971
Thunder Bay Funding Corp. ..........................       51,896    5.250   09/16/99      51,782
Thunder Bay Funding Corp. ..........................       33,000    5.280   09/17/99      32,923
Wells Fargo & Company ..............................       20,000    5.710   02/16/00      19,467
                                                                                        ---------

Total Domestic Commercial Paper (cost $1,635,247) ...................................   1,635,247
                                                                                        ---------


12 Annual Report

SSgA
Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                          Principal
                                                            Amount            Date        Value
                                                            (000)    Rate      of         (000)
                                                              $        %     Maturity       $
                                                          ---------  -----   --------    -------
Time Deposits - 15.1%
Bank of Boston .....................................      100,000    5.312   09/29/99     100,000
Chase Bank .........................................      400,000    5.562   09/01/99     400,000
Fifth Third Bancorp ................................      150,101    5.625   09/01/99     150,101
First National Bank of Chicago .....................      200,000    5.570   09/01/99     200,000
Harris Trust & Savings .............................       75,000    5.300   09/30/99      75,000
Marshall Isley Grand Cayman ........................      300,000    5.593   09/01/99     300,000
National City Bank, Grand Cayman ...................      300,000    5.625   09/01/99     300,000

Total Time Deposits (cost $1,525,101) ................................................  1,525,101

United States Government Agencies - 3.4%
Federal Farm Credit Bank ...........................       50,925    5.000   05/03/00      50,886
Federal Home Loan Bank .............................       85,000    5.210   09/22/99      84,742
Federal Home Loan Bank .............................       57,000    4.900   01/14/00      56,996
Federal Home Loan Bank .............................       50,000    5.160   03/08/00      49,978
Federal Home Loan Bank (a) .........................       50,000    5.029   09/08/99      50,000
Federal Home Loan Bank (a) .........................       25,000    5.370   11/10/99      24,997
Federal Home Loan Bank (a) .........................       25,000    5.370   08/03/00      24,991

Total United States Government Agencies (cost $342,590) ..............................    342,590

Yankee Certificates of Deposit - 9.3%
ABN AMRO ...........................................       30,000    5.700   07/10/00      29,988
ABN AMRO Bank NV Chicago (a) .......................       50,000    5.395   05/25/00      49,978
Bank of Nova Scotia ................................       25,000    5.055   11/12/99      24,999
Bank of Nova Scotia ................................       25,000    5.000   01/06/00      24,997
Bank of Nova Scotia ................................       30,000    5.800   02/09/00      30,000
Bank of Nova Scotia ................................       25,000    5.800   08/02/00      24,989
Bank of Nova Scotia ................................       30,000    5.880   08/07/00      29,982
Barclays Bank PLC ..................................       40,000    5.230   03/01/00      39,987
Canadian Imperial Bank .............................       50,000    5.025   01/27/00      49,993
Canadian Imperial Bank .............................       40,000    5.110   02/22/00      39,994
Canadian Imperial Bank .............................       25,000    5.120   02/23/00      24,995
Canadian Imperial Bank .............................       49,475    5.080   04/12/00      49,455
Canadian Imperial Bank (a) .........................       65,000    5.185   04/07/00      64,972
National Westminster Bank PLC ......................       50,000    4.980   01/07/00      49,993
National Westminster Bank PLC ......................       25,000    5.620   06/19/00      24,993
Royal Bank of Canada ...............................       25,000    5.700   07/03/00      24,990


                                                                Annual Report 13

SSgA
Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                          Principal
                                                            Amount            Date        Value
                                                            (000)    Rate      of         (000)
                                                              $        %     Maturity       $
                                                          ---------  -----   --------    -------
Royal Bank of Canada (a) ...........................       50,000    5.600   02/24/00      50,000
Svenska Handelsbanken ..............................       40,000    5.065   02/08/00      39,994
Svenska Handelsbanken ..............................       15,000    5.055   02/10/00      14,998
Svenska Handelsbanken ..............................       19,000    5.210   03/01/00      18,996
Svenska Handelsbanken ..............................       25,000    5.285   03/01/00      24,993
Svenska Handelsbanken ..............................       35,000    5.155   04/28/00      34,988
Svenska Handelsbanken ..............................       20,000    5.470   06/01/00      19,996
Toronto Dominion ...................................       35,000    4.980   01/07/00      34,995
Toronto Dominion ...................................       20,000    5.150   02/28/00      19,996
UBS AG Stamford Branche ............................       25,000    5.550   06/05/00      24,991
UBS AG Stamford Branche ............................       25,000    5.670   07/07/00      24,990
Westpac Banking ....................................       50,000    5.010   02/04/00      49,994
                                                                                        ---------

Total Yankee Certificates of Deposit (cost $943,236) .................................    943,236
                                                                                        ---------

Total Investments - 85.4% (amortized cost $8,618,451) ................................  8,618,451
                                                                                        ---------
Repurchase Agreements - 16.2%
Agreement with CIBC/WOOD Gundy, Inc. of $30,000 acquired August 31, 1999 at
  5.400% to be repurchased at $30,004 on September 1, 1999, collateralized by:
    $30,243 United States Treasury Note, valued at $30,621 ...........................     30,000
Agreement with Deutsche Bank of $1,000,000
  acquired August 31, 1999 at 5.500% to be repurchased at $1,000,153 on September 1, 1999, collateralized by:
     various United States Treasury Obligations, valued at $1,020,991 ................  1,000,000
Agreement with Lehman Brothers of $600,000
  acquired August 31, 1999 at 5.590% to be repurchased at $600,093 on September 1, 1999, collateralized by:
    various United States Treasury Obligations, valued at $612,059 ...................    600,000
                                                                                        ---------

Total Repurchase Agreements (identified cost $1,630,000) .............................  1,630,000
                                                                                        ---------


14 Annual Report

SSgA
Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                                         Value
                                                                                         (000)
                                                                                           $
                                                                                       ----------
Total Investments and Repurchase Agreements - 101.6% (cost $10,248,451)(b) .........   10,248,451

Other Assets and Liabilities, Net - (1.6%) .........................................     (164,168)
                                                                                       ----------

Net Assets - 100.0% ................................................................   10,084,283
                                                                                       ==========

(a) Adjustable or floating rate security.
(b) The identified cost for federal income tax purpose is the same as shown above.
(c) On September 29, 1999, the Board of Trustees and Adviser have agreed to exchange the General American security subject to funding agreement contracts for MetLife Funding Agreement Contracts, which will be liquidated on October 1, 1999.

Abbreviations:
MTN - Medium Term Note

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Money Market Fund

Statement of Asset and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at amortized cost which approximates market (Note 2) ...........   $  8,618,451
Repurchase agreements (identified cost $1,630,000) .........................      1,630,000
Interest receivable ........................................................         56,332
                                                                               ------------

      Total Assets .........................................................     10,304,783

Liabilities
Payables:
   Investments purchased ....................................   $    173,973
   Dividends ................................................         40,790
   Accrued fees to affiliates ...............................          4,750
   Other accrued expenses ...................................            987
                                                                ------------

      Total Liabilities ....................................................        220,500
                                                                               ------------

Net Assets .................................................................   $ 10,084,283
                                                                               ============

Net Assets Consist of:
Accumulated net realized gain (loss) .......................................   $       (252)
Shares of beneficial interest ..............................................         10,085
Additional paid-in capital .................................................     10,074,450
                                                                               ------------

Net Assets .................................................................   $ 10,084,283
                                                                               ============

Net Asset Value, offering and redemption price per share:
   ($10,084,283,265 divided by 10,084,535,141 shares of $.001 par value
       shares of beneficial interest outstanding) ...........................  $       1.00
                                                                               ============

See the accompanying notes which are an integral part of the financial statements.

16 Annual Report

SSgA
Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Interest .......................................................................   $    388,539

Expenses
   Advisory fees ....................................................  $     18,917
   Administrative fees ..............................................         2,350
   Custodian fees ...................................................         1,234
   Distribution fees ................................................         2,771
   Professional fees ................................................            44
   Registration fees ................................................         1,006
   Shareholder servicing fees .......................................         2,836
   Transfer agent fees ..............................................           458
   Trustees' fees ...................................................           149
   Miscellaneous ....................................................           142
                                                                       ------------

      Total Expenses ..............................................................         29,907
                                                                                      ------------

Net investment income .............................................................        358,632

Net Realized Gain (Loss)
Net realized gain (loss) on investments ...........................................          1,666
                                                                                      ------------

Net increase in net assets resulting from operations ..............................   $    360,298
                                                                                      ============

See the accompanying notes which are an integral part of the financial statements.

                                                                Annual Report 17

SSgA
Money Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                            1999           1998
                                                                       ------------   ------------
Increase (Decrease) in Net Assets
Operations
   Net investment income ............................................  $    358,632   $    268,881
   Net realized gain (loss) .........................................         1,666            796
                                                                       ------------   ------------

      Net increase in net assets resulting from operations ..........       360,298        269,677

Distributions
   From net investment income .......................................      (358,632)      (268,881)
                                                                       ------------   ------------

Share Transactions
   Net increase (decrease) in net assets from share transactions ....     4,605,291      1,198,365
                                                                       ------------   ------------

Total Net Increase (Decrease) in Net Assets .........................     4,606,957      1,199,161

Net Assets
   Beginning of period ..............................................     5,477,326      4,278,165
                                                                       ------------   ------------

   End of period ....................................................  $ 10,084,283   $  5,477,326
                                                                       ============   ============

See the accompanying notes which are an integral part of the financial statements.

18 Annual Report

SSgA
Intermediate Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    Fiscal Years Ended August 31,
                                                    -----------------------------------------------------------
                                                        1999        1998        1997        1996        1995
                                                    -----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period .............. $    1.0000  $   1.0000  $   1.0000  $   1.0000  $   1.0000
                                                    -----------  ----------  ----------  ----------  ----------

Income From Operations
   Net investment income ..........................       .0476       .0528       .0516       .0524       .0538
                                                    -----------  ----------  ----------  ----------  ----------

Distributions
   From net investment income .....................      (.0476)     (.0528)     (.0516)     (.0524)     (.0538)
                                                    -----------  ----------  ----------  ----------  ----------

Net Asset Value, End of Period .................... $    1.0000  $   1.0000  $   1.0000  $   1.0000  $   1.0000
                                                    ===========  ==========  ==========  ==========  ==========

Total Return (%) ..................................        4.86        5.41        5.28        5.36        5.52

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) .....  10,084,283   5,477,326   4,278,165   3,475,409   2,752,895

   Ratios to average net assets (%):
     Operating expenses ...........................         .40         .41         .39         .39         .39
     Net investment income ........................        4.74        5.28        5.17        5.20        5.37

                                                                Annual Report 19

SSgA
Money Market Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1999, the Fund had a net tax basis capital loss carryover of $251,856, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2003, whichever occurs first.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.


20 Annual Report

SSgA
Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Repurchase agreements: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. State Street Bank and Trust Company (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases, sales, and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Fund aggregated to $310,700,354,482, $959,414,266, and $306,630,383,261, respectively.

      For the year ended August 31, 1999, purchases, sales, and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $2,368,727,457, $137,053,074, and $1,998,243,000,
      respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $103,063 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, up to a maximum of 5%, for the


                                                                Annual Report 21

SSgA
Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $1,890,581, $418,259, $90,895, $237,479, and
      $53,899, by the Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999 each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.


22 Annual Report

SSgA
Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                   $3,871,834
            Administration fees                261,641
            Custodian fees                      67,387
            Distribution fees                  168,236
            Shareholder servicing fees         360,023
            Transfer agent fees                  3,702
            Trustees' fees                      16,799
                                            ----------
                                            $4,749,622
                                            ==========

      Beneficial Interest: As of August 31, 1999, one shareholder was a record owner of approximately 34% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (On a Constant Dollar Basis):

                                                          (amounts in thousands)
                                                       Fiscal Years Ended August 31,
                                                       ----------------------------
                                                            1999           1998
                                                       ------------     -----------
      Proceeds from shares sold ....................    105,783,537      73,966,529
      Proceeds from reinvestment of distributions ..        298,285         238,349
      Payments for shares redeemed .................   (101,476,531)    (73,006,513)
                                                       ------------     -----------

      Total net increase (decrease) ................      4,605,291       1,198,365
                                                       ============     ===========


                                                                Annual Report 23

SSgA Money Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


24 Annual Report

                                  SSgA(R) Funds
                               Matrix Equity Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                                         Page

      Chairman's Letter...............................................      4

      Portfolio Management Discussion and Analysis....................      6

      Report of Independent Accountants...............................      8

      Financial Statements............................................      9

      Financial Highlights............................................     15

      Notes to Financial Statements...................................     16

      Tax Information.................................................     21

      Fund Management and Service Providers...........................     22

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Matrix Equity Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Theodore Gekas, Principal, has been the portfolio manager primarily responsible for investment decisions for the SSgA Matrix Equity Fund since April 1999. Prior to joining SSgA, at Citibank Mr. Gekas developed asset allocation and forecasting models for the global equity and fixed income markets. With the IBM Retirement Fund, he applied quantitative strategies to manage US and EAFE equity-indexed and alpha-tilted funds. He holds a BS in Engineering from the University of Wisconsin, and an MBA in Finance from New York University and Melboure University (Australia). There are seven other portfolio managers working with Mr. Gekas.


                                                                 Annual Report 5

SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide total returns that exceed the S&P 500(R) Index over the long term.

Invests in: Large capitalization US equity securities.

Strategy: The Fund management team uses a systematic approach to investment management designed to uncover equity security which are undervalued, with superior growth potential. This disciplined investment approach rests on modeling process which evaluates vast amounts of financial data and corporate earnings forecasts. The results is an investment process which provides strong long-term total returns through strong bottom-up stock selection within a risk controlled framework.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

 Dates           Matrix Equity Fund          S&P 500(R) Index**
Inception*            $10,000                    $10,000
  1992                 $9,780                    $10,093
  1993                $12,152                    $11,628
  1994                $12,687                    $12,264
  1995                $15,074                    $14,895
  1996                $17,285                    $17,685
  1997                $24,675                    $24,874
  1998                $25,192                    $26,887
  1999                $33,463                    $37,597

================================================================================

Performance Review

For the fiscal year ended August 31, 1999, the SSgA Matrix Equity Fund had a total return of 32.83%, as compared to the S&P 500(R) Index results of 39.84%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. This performance dispersion is a result of the investment process, which analyzes stocks on an industry relative basis, seeking equities which have increasing earnings estimates, sound cash flow and fair values, as well as prices which are below recent trends relative to the Index. This objective, sound investment process was out of favor for the bulk of the fiscal year, given the momentum-oriented equity environment.

To meet the Fund's strategic objective, the investment process combines proven stock selection capability with a refined, proprietary portfolio construction methodology. The Manager seeks to control and diversify the active exposures in the Fund relative to the S&P 500 Index by controlling sector and industry weights, stock-specific weights, market capitalization, beta, and yield of the portfolio. Specifically,

--------------------------------------------------------------------------------
SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     13,283        32.83%
5 Year                $     26,380        21.41%+
Inception             $     33,463        17.93%+

--------------------------------------------------------------------------------
Standard & Poor's(R)
  500 Composite Stock Price Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     13,984        39.84%
5 Year                $     30,656        25.11%+
Inception             $     37,597        19.79%+

See related Notes on following page.


6 Annual Report

SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

capitalization is controlled by a method which approximates a weighted median capitalization constraint. Additionally, individual security-specific weights are controlled relative to the benchmark weight.

The Manager's stock evaluation process is industry-relative, and as a result, if the corporate fundamentals of two companies are equally sound, the Fund will invest in the companies with the better relative valuations. This strategy drove the Fund's underweighting of those stocks within the benchmark which had stretched valuations or declining earnings estimates, such as Media One and Microsoft. Within the Technology sector, the Manager favored those companies which have the ability to support their capital structures, with favorable valuations relative to their industry peers. As the market broadened mid-year 1999 and value oriented securities returned to favor, the Fund had strong stock selection in Consumer Staples, Materials and Technology. Examples include Lucent Technologies, Alcoa, and Apple Computers.

Market and Portfolio Highlights

For the twelve months ended August 31, 1999, the US equity market, as measured by the S&P 500 Index, continued apace, posting a 39.84% return. There was substantial sector rotation throughout the year. While growth-related sectors led the market through late 1998, value oriented securities returned to favor in April 1999, as investors recognized the attractive valuations in this neglected segment of the market. While all sectors of the market had strong absolute returns for the fiscal year, Technology eclipsed all other sectors, with a 99.4% return for the twelve month period. Within the Technology sector, Peripherals, Production Equipment, and Semiconductors were strongest. Following distantly on the heels of Technology, the Communications Services and the Energy sectors posted modest yet strong absolute returns of 48.5% and 40.7%, respectively. At August 31, 1999, the Fund was overweight in Communications Services, with a 9.2% allocation versus the benchmark exposure of 7.7%, and was underweight Energy, with a fiscal year-end weight of 4.5% as compared to 6.4% for the Index. The market was very narrow in late 1998, continuing into 1999, with a very few stocks driving the bulk of returns. The market fundamentals improved over the summer, as investors flocked to previously unrecognized segments of the market, such as smaller cap issues and deep cyclical stocks.

Market volatility increased in mid-1999, as investors anticipated an increase in rates by the Fed, which became reality in August as Chairman Greenspan hastened to take a preemptive strike against inflation. While the market's health is intact and is trading on fundamentals and not the emotions experienced at times in the past year, inflationary fears have returned. The best plan of action is an old recipe: maintain a broadly diversified portfolio, focusing on strongly positioned stocks which can outperform the markets over time.

At August 31, 1999, the SSgA Matrix Equity Fund held 120 stocks with an average weighted market capitalization of $109.5 billion. Due to the risk controlled nature of the investment process, the Fund maintains portfolio characteristics which are consistent with the S&P 500 Index. As the Fund's objective is achieved through stock selections with a disciplined investment approach, the portfolio will be fully invested at all times.

--------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

Microsoft Corp.                                5.0%
International Business Machines Corp.          3.1
General Electric Co.                           3.1
Wal-Mart Stores, Inc.                          2.9
Lucent Technologies, Inc.                      2.9
Cisco Systems, Inc.                            2.8
Citigroup, Inc.                                2.5
Exxon Corp.                                    2.0
AT&T Corp.                                     2.0
Hewlett-Packard Co.                            1.8

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on May 4, 1992. Index comparison began May 1, 1992.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Matrix Equity Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Matrix Equity Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                         Market
                                             Number      Value
                                               of        (000)
                                             Shares        $
                                           ---------     ------
Common Stocks - 99.7%
Basic Industries - 2.8%
Alcoa, Inc.                                   78,300      5,055
Boise Cascade Corp.                           68,000      2,474
du Pont (E.I.) de Nemours & Co.                7,003        444
FMC Corp. (a)                                 39,800      2,318
Premark International, Inc.                   83,400      2,773
Solutia, Inc.                                125,000      2,500
                                                        -------
                                                         15,564
                                                        -------

Capital Goods - 4.1%
Cummins Engine Co., Inc.                      22,900      1,357
General Electric Co.                         156,800     17,611
Johnson Controls, Inc.                        16,500      1,128
Tyco International, Ltd.                       9,000        912
York International Corp.                      39,800      1,636
                                                        -------
                                                         22,644
                                                        -------

Consumer Basics - 14.0%
Abbott Laboratories                            8,100        351
Allergan, Inc.                                50,100      5,004
American Home Products Corp.                   2,700        112
Amgen, Inc. (a)                               97,300      8,088
Bard (C.R.), Inc.                             60,400      2,816
Bristol-Myers Squibb Co.                     117,900      8,297
Coca-Cola Co. (The)                           60,000      3,589
Columbia/HCA Healthcare Corp.                297,100      7,316
Dean Foods Co.                                 3,800        153
General Mills, Inc.                           43,700      3,660
IBP, Inc.                                    104,600      2,399
International Home Foods, Inc.
   New (a)                                    10,400        208
Interstate Bakeries Corp.                     82,800      1,982
Johnson & Johnson                             78,000      7,976
Kroger Co. (a)                               117,800      2,724
Lilly (Eli) & Co.                             16,000      1,194
Merck & Co., Inc.                             85,200      5,724
Pfizer, Inc.                                 130,800      4,938
Philip Morris Cos., Inc.                      60,400      2,261
Procter & Gamble Co.                          38,800      3,851
Quaker Oats Co.                               47,600      3,180
Safeway, Inc. (a)                              3,100        144
Schering-Plough Corp.                         29,300      1,540
Triad Hospitals, Inc. (a)                     19,400        218
                                                        -------
                                                         77,725
                                                        -------

Consumer Durables - 1.8%
Best Buy Co. (a)                              27,800      1,953
Ford Motor Co.                               139,600      7,276
PACCAR, Inc.                                  18,200        999
                                                        -------
                                                         10,228
                                                        -------

Consumer Non-Durables - 9.5%
Anheuser-Busch Cos., Inc.                     66,000      5,082
Federated Department Stores, Inc.
   (a)                                       145,200      6,679
Fortune Brands, Inc.                          87,100      3,266
Home Depot, Inc. (The)                        87,400      5,342
Intimate Brands, Inc. Class A                 14,699        567
May Department Stores Co.                    147,750      5,771
SuperValu, Inc.                               67,400      1,517
TJX Cos., Inc.                               227,500      6,569
Toys "R" Us, Inc. (a)                        105,700      1,460
Wal-Mart Stores, Inc.                        376,500     16,684
                                                        -------
                                                         52,937
                                                        -------

Consumer Services - 0.7%
Darden Restaurants, Inc.                       7,900        123
Tricon Global Restaurants, Inc. (a)           93,400      3,795
                                                        -------
                                                          3,918
                                                        -------

Energy - 4.3%
Apache Corp.                                  44,800      2,038
Burlington Resources, Inc.                    48,000      2,007
Chevron Corp.                                 52,200      4,815


                                                                 Annual Report 9

SSgA
Matrix Equity Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                         Market
                                             Number      Value
                                               of        (000)
                                             Shares        $
                                           ---------     ------

Exxon Corp.                                  146,600     11,563
McDermott International, Inc.                 11,300        255
Mobil Corp.                                   11,100      1,136
Phillips Petroleum Co.                        45,500      2,322
                                                        -------
                                                         24,136
                                                        -------

Finance - 14.7%
American International Group, Inc.            43,250      4,009
AmSouth Bancorp                               60,000      1,313
Bank of America Corp.                         54,100      3,273
Bank One Corp.                                 8,200        329
Chase Manhattan Corp.                        105,200      8,804
Citigroup, Inc.                              320,450     14,240
Conseco, Inc.                                186,200      4,469
Federal National Mortgage
   Association                               135,600      8,424
Fleet Financial Group, Inc.                  191,300      7,616
Lehman Brothers Holdings, Inc.                75,700      4,069
Loews Corp.                                   61,300      4,812
Merrill Lynch & Co., Inc.                     71,000      5,298
Morgan (J.P.) & Co., Inc.                     60,300      7,790
Paine Webber Group, Inc.                      50,700      1,990
PMI Group, Inc. (The)                         57,600      2,448
UnionBanCal Corp.                             70,200      2,694
Wells Fargo Co.                               12,100        481
                                                        -------
                                                         82,059
                                                        -------

General Business - 4.0%
Donnelley (R.R.) & Sons Co.                  115,500      3,624
First Data Corp.                             118,600      5,218
SBC Communications, Inc.                      89,300      4,286
Time Warner, Inc.                             16,700        991
Tribune Co.                                   54,000      5,039
Viad Corp.                                   105,500      3,158
                                                        -------
                                                         22,316
                                                        -------

Shelter - 0.7%
Georgia-Pacific Group                         86,300      3,571
Louisiana Pacific Corp.                        8,700        161
                                                        -------
                                                          3,732
                                                        -------

Technology - 29.8%
Altera Corp. (a)                             164,900      6,936
America Online, Inc. (a)                      72,500      6,620
Apple Computer, Inc. (a)                     121,500      7,920
Applied Materials, Inc. (a)                   88,400      6,276
BMC Software, Inc. (a)                        94,300      5,069
Cisco Systems, Inc. (a)                      231,200     15,664
Computer Associates International,
   Inc.                                       86,900      4,910
Dell Computer Corp. (a)                       52,200      2,548
Gateway, Inc. (a)                             13,400      1,299
General Dynamics Corp.                        47,500      2,993
Hewlett-Packard Co.                           98,200     10,348
Intel Corp.                                  121,300      9,969
International Business Machines
   Corp.                                     142,600     17,763
Lexmark International Group, Inc.
   Class A (a)                                98,300      7,741
Lucent Technologies, Inc.                    260,300     16,675
Microsoft Corp. (a)                          308,800     28,564
Northrop Grumman Corp.                        20,200      1,465
Sun Microsystems, Inc. (a)                     8,100        643
Tellabs, Inc. (a)                            125,100      7,443
Texas Instruments, Inc.                        3,200        263
Unisys Corp. (a)                              71,900      3,092
United Technologies Corp.                     28,800      1,904
                                                        -------
                                                        166,105
                                                        -------


10 Annual Report

SSgA
Matrix Equity Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                         Market
                                             Number      Value
                                               of        (000)
                                             Shares        $
                                           ---------     ------

Transportation - 1.0%
Burlington Northern, Inc.                     81,400      2,361
Kansas City Southern Industries,
   Inc.                                       39,400      1,825
Tidewater, Inc.                               37,500      1,218
                                                        -------
                                                          5,404
                                                        -------

Utilities - 12.3%
Ameritech Corp.                               79,600      5,025
AT&T Corp.                                   246,100     11,075
Bell Atlantic Corp.                          140,700      8,618
BellSouth Corp.                              151,900      6,873
Coastal Corp.                                102,200      4,427
GPU, Inc.                                    122,400      4,177
GTE Corp.                                      5,800        398
MCI WorldCom, Inc. (a)                       136,600     10,339
Peco Energy Co.                              105,200      4,274
PP&L Resources, Inc.                         147,900      4,141
Public Service Enterprise Group,
   Inc.                                       54,100      2,218
U.S. West, Inc.                               96,900      5,063
UtiliCorp United, Inc.                        83,800      1,943
                                                        -------
                                                         68,571
                                                        -------

Total Common Stocks
(cost $485,424)                                         555,339
                                                        -------

                                           Principal     Market
                                             Amount      Value
                                             (000)       (000)
                                               $           $
                                           ---------    -------
Short-Term Investments - 2.1%
AIM Short-Term Investment Prime
   Portfolio Class A (b)                       5,730      5,730
Federated Investors Prime Cash
   Obligations Fund (b)                        6,064      6,064
                                                        -------

Total Short-Term Investments
(cost $11,794)                                           11,794
                                                        -------

Total Investments - 101.8%
(identified cost $497,218)                              567,133

Other Assets and Liabilities,
Net - (1.8%)                                            (10,104)
                                                        -------

Net Assets - 100.0%                                     557,029
                                                        =======

(a)   Nonincome-producing security.
(b)   At cost, which approximates market.

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Matrix Equity Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $497,218) .........................              $567,133
Receivables: .............................................................
   Dividends .............................................................                   543
   Investments sold ......................................................                 6,120
   Fund shares sold ......................................................                    75
Short-term investments held as collateral for securities loaned, at market                11,807
                                                                                        --------

   Total Assets ..........................................................               585,678

Liabilities
Payables:
   Investments purchased .................................................   $ 12,974
   Fund shares redeemed ..................................................      3,178
   Accrued fees to affiliates ............................................        685
   Other accrued expenses ................................................          5
Payable upon return of securities loaned, at market ......................     11,807
                                                                             --------

   Total Liabilities .....................................................                28,649
                                                                                        --------

Net Assets ...............................................................              $557,029
                                                                                        ========

Net Assets Consist of:
Undistributed net investment income ......................................              $    690
Accumulated net realized gain (loss) .....................................                70,473
Unrealized appreciation (depreciation) on investments ....................                69,915
Shares of beneficial interest ............................................                    32
Additional paid-in capital ...............................................               415,919
                                                                                        --------

Net Assets ...............................................................              $557,029
                                                                                        ========

Net Asset Value, offering and redemption price per share:
   ($557,029,385 divided by 31,807,596 shares of $.001 par value
   shares of beneficial interest outstanding) ............................              $  17.51
                                                                                        ========

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Matrix Equity Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Dividends ......................................................               $  7,095
   Interest .......................................................                     56
                                                                                  --------

     Total Investment Income ......................................                  7,151

Expenses
   Advisory fees ..................................................   $  4,135
   Administrative fees ............................................        172
   Custodian fees .................................................         89
   Distribution fees ..............................................        200
   Transfer agent fees ............................................         37
   Professional fees ..............................................         20
   Registration fees ..............................................         32
   Shareholder servicing fees .....................................        504
   Trustees' fees .................................................         11
   Miscellaneous ..................................................          6
                                                                      --------

   Expenses before reductions .....................................      5,206
   Expense reductions .............................................       (898)
                                                                      --------

     Expenses, net ................................................                  4,308
                                                                                  --------

Net investment income .............................................                  2,843
                                                                                  --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ...........................                 70,599
Net change in unrealized appreciation (depreciation) on investments                 72,637
                                                                                  --------

Net realized and unrealized gain (loss) ...........................                143,236
                                                                                  --------

Net increase (decrease) in net assets resulting from operations ...               $146,079
                                                                                  ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Matrix Equity Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                       1999         1998
                                                                     ---------    ---------
Increase (Decrease) in Net Assets
Operations
   Net investment income .........................................   $   2,843    $   4,932
   Net realized gain (loss) ......................................      70,599       93,449
   Net change in unrealized appreciation (depreciation) ..........      72,637      (86,774)
                                                                     ---------    ---------

     Net increase (decrease) in net assets resulting from
       operations ................................................     146,079       11,607
                                                                     ---------    ---------

Distributions
   From net investment income ....................................      (3,191)      (5,051)
   From net realized gain on investments .........................     (74,416)     (74,385)
                                                                     ---------    ---------

     Net decrease from distributions .............................     (77,607)     (79,436)
                                                                     ---------    ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions .      43,480       83,509
                                                                     ---------    ---------

Total Net Increase (Decrease) in Net Assets ......................     111,952       15,680

Net Assets
   Beginning of period ...........................................     445,077      429,397
                                                                     ---------    ---------
   End of period (including undistributed net investment income of
     $690 and $1,038, respectively) ..............................   $ 557,029    $ 445,077
                                                                     =========    =========

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Matrix Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Fiscal Years Ended August 31,
                                                -----------------------------------------------------------------------
                                                   1999           1998           1997           1996           1995
                                                -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period ........   $     15.68    $     18.41    $     14.13    $     13.93    $     12.06
                                                -----------    -----------    -----------    -----------    -----------

Income From Operations
   Net investment income (a) ................           .09            .17            .21            .24            .28
   Net realized and unrealized gain (loss) ..          4.42            .29           5.43           1.64           1.93
                                                -----------    -----------    -----------    -----------    -----------

     Total Income From Operations ...........          4.51            .46           5.64           1.88           2.21
                                                -----------    -----------    -----------    -----------    -----------

Distributions
   From net investment income ...............          (.10)          (.19)          (.22)          (.24)          (.28)
   From net realized gain on investments ....         (2.58)         (3.00)         (1.14)         (1.44)          (.06)
                                                -----------    -----------    -----------    -----------    -----------

     Total Distributions ....................         (2.68)         (3.19)         (1.36)         (1.68)          (.34)
                                                -----------    -----------    -----------    -----------    -----------

Net Asset Value, End of Period ..............   $     17.51    $     15.68    $     18.41    $     14.13    $     13.93
                                                ===========    ===========    ===========    ===========    ===========

Total Return (%) ............................         32.83           2.09          42.75          14.67          18.81

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands)       557,029        445,077        429,397        261,888        198,341

   Ratios to average net assets (%):
     Operating expenses, net (b) ............           .78            .69            .58            .66            .68
     Operating expenses, gross (b) ..........           .94            .97            .96           1.04           1.06
     Net investment income ..................           .52            .97           1.33           1.76           2.25

   Portfolio turnover rate (%) ..............        130.98         133.63         117.27         150.68         129.98

(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   See Note 4 for current period amounts.


                                                                Annual Report 15

SSgA
Matrix Equity Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Matrix Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be


16 Annual Report

SSgA
Matrix Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                           Net Unrealized
          Federal Tax      Unrealized       Unrealized      Appreciation
             Cost         Appreciation    (Depreciation)   (Depreciation)
          -----------     ------------    --------------   --------------
         $499,726,491     $86,914,986     $(19,508,931)     $67,406,055

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the individual Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments, aggregated to $706,528,077 and $734,805,246, respectively.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.


                                                                Annual Report 17

SSgA
Matrix Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $11,424,865 and $11,807,048, respectively. The Fund recorded securities lending income of $59,385 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. Beginning January 1, 1998, the Adviser voluntarily agreed to waive .25% of its advisory fee to the Fund. As of January 1, 1999, the Adviser voluntarily agreed to waive .125% of its advisory fee to the Fund. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $2,010 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, up to a maximum of 5%, for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.


18 Annual Report

SSgA
Matrix Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly- owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS") the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $124,966, $3,500, $135,697 and $239,208, by the
      Adviser, SSBSI, RIS, and Solutions, respectively. The Fund did not incur any expenses from Commercial Banking during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $296,885 for the year ended August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.


                                                                Annual Report 19

SSgA
Matrix Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

      Advisory fees                $612,440
      Administration fees            16,327
      Custodian fees                 12,576
      Distribution fees               4,180
      Shareholder servicing fees     18,413
      Transfer agent fees            15,292
      Trustees' fees                  5,391
                                   --------
                                   $684,619
                                   ========

      Beneficial Interest: As of August 31, 1999, three shareholders (who were also affiliates of the Investment Company) were record owners of approximately 23%, 13% and 10%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                Fiscal Years Ended August 31,
                                        ----------------------------------------------
                                               1999                      1998
                                        --------------------      --------------------
                                        Shares      Dollars       Shares      Dollars
                                        -------     --------      -------     --------
      Proceeds from shares sold ......   11,235    $ 181,145       11,656    $ 208,056
      Proceeds from reinvestment of
        distributions ................    5,170       73,530        4,508       75,301
      Payments for shares redeemed ...  (12,986)    (211,195)     (11,100)    (199,848)
                                        -------     --------      -------     --------
      Total net increase (decrease) ..    3,419    $  43,480        5,064    $  83,509
                                        =======     ========      =======     ========

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of its net assets under the agreement. The Fund did not have any drawdowns during the year.

7.    Dividends

      On September 1, 1999, the Board of Trustees declared a dividend of $.0193 from net investment income, payable on September 7, 1999 to shareholders of record on September 2, 1999.


20 Annual Report

SSgA
Matrix Equity Fund

                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

The Fund paid distributions of $67,372,095 from net long-term capital gains during its taxable year ended August 31, 1999.

Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 21

SSgA Matrix Equity Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


22 Annual Report

                                  SSgA(R) Funds
                             Prime Money Market Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  17

Notes to Financial Statements.................................  18

Fund Management and Service Providers.........................  22

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Prime Money Market Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US Equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Prime Money Market Fund since January 1998. Ms. Hatfield has been with State Street since 1986 and has managed several money market funds since 1987. She received a BS from Suffolk University. There are ten other portfolio managers working with Ms. Hatfield.


                                                                 Annual Report 5

SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income while preserving capital and liquidity.

Invests in: High quality money market instruments including certificates of deposit, time deposits, bankers acceptances, commercial paper, corporate medium-term notes, US Government Treasury and Agency notes, and repurchase agreements.

Strategy: Fund Managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

    Dates     Prime Money Market Fund   Salomon Brothers 3-Month T-Bill Index
   Inception*        $10,000                          $10,000
     1994            $10,209                          $10,200
     1995            $10,803                          $10,769
     1996            $11,409                          $11,344
     1997            $12,038                          $11,940
     1998            $12,716                          $12,564
     1999            $13,362                          $13,148

================================================================================

Performance Review

The Fund had a total return of 5.08% for the fiscal year ended August 31, 1999. This compares favorably to the return of the benchmark Salomon Smith Barney 3-Month Treasury Bill Index, which gained 4.65% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates.

Market and Portfolio Highlights

The year began with the Russian government defaulting on portions of its debt, and international investors losing billions of dollars as a result. Russia's meltdown sent tremors through Latin American economies and posed a significant threat to Mexico, a major US trading partner. This turmoil caused a huge "flight to quality", where US treasuries were deemed one of the only safe investments. As treasuries rallied and credit spreads widened, it became apparent that market participants, as well as the Fed, feared a global financial meltdown.

--------------------------------------------------------------------------------
SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
 Period Ended           Growth of          Total
   08/31/99              $10,000          Return
--------------        ------------        -------
1 Year                $     10,508         5.08%
5 Years               $     13,088         5.53%+
Inception             $     13,362         5.39%+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
 Period Ended           Growth of          Total
   08/31/99              $10,000          Return
--------------        ------------        -------
1 Year                $     10,465         4.65%
5 Years               $     12,890         5.21%+
Inception             $     13,148         5.10%+

See related Notes on following page.


6 Annual Report

SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

On September 29, 1998, the Federal Reserve Open Market Committee (FOMC) voted to cut the Federal Funds rate by 25 basis points to 5.25%, its lowest level since January 1996. This action was quickly followed by two more 25 basis point easings, with the last move occurring on November 17th. The US economy remained robust, with both low employment and low inflation, but lower rates were needed to head off the potentially serious threat of lack of liquidity in the markets and ultimately to continued US economic growth. The last Fed rate cut was an insurance policy, making it clear that the world's largest Central Bank was willing to help minimize further market contagion.

The actions by the Federal Reserve were successful in bolstering liquidity and preserving growth. The wealth effect from real estate and stock market gains, coupled with a historically low unemployment rate, drove confidence and spending to record highs. GDP growth has averaged over 3% for the past two quarters, while inflation indicators have remained markedly well behaved. Recently, concerns of increasing asset prices, slowing productivity gains, and recovering foreign economies across the Pacific-Rim raised concerns with the Federal Reserve. On June 30, 1999, they opted to raise the Federal Funds rate from 4.75% to 5.00%, and again on August 24th to 5.25%. These moves by the FOMC retract most of last fall's easings and leaves the door open to another tightening, if required, in the final quarter of 1999.

In the last year, the SSgA Prime Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in high quality investments and providing competitive returns. The Fund's net assets trended higher, increasing by 14% over the past year to $2.4 billion at August 31, 1999. New cash was invested in a combination of fixed and floating rate securities. The Fund also looked to increase exposure in one- to three-month ABS-CP due to an exceptional high yield advantage over bank and finance commercial paper. Over the past year, mounting pressures from continuing domestic strength and recovering foreign economies created a very steep short yield curve due to the markets perception of Fed tightening. The Fund took advantage of higher rates extending in one-year securities on market weakness. Given that the Fed may increase interest rates throughout 1999, the Manager also looked to increase exposure in floating rate securities which offer protection against rising interest rates. The Fund's investment strategy concentrated primarily on indices such as one- and three-month LIBOR (London Interbank Offering Rate), with a small allocation based on Fed Funds and Prime rates. The average maturity of the Fund ranged from 45 to 66 days over the last year, ending at 65 on August 31, 1999.

-------------------------------------------------------------
Top Five Holdings (by investment type,
as a percent of Total Investments)            August 31, 1999
-------------------------------------------------------------

Corporate Bonds and Notes                               39.0%
Domestic Commercial Paper                               24.7
Yankee Certificates of Deposit                          11.0
Foreign Commercial Paper                                 6.4
Domestic Time Deposits                                   6.3

-------------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on February 22, 1994. Index comparison began March 1, 1994.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Prime Money Market Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Prime Money Market Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                     Principal
                                                                       Amount                      Date              Value
                                                                       (000)        Rate            of               (000)
                                                                         $            %          Maturity*             $
                                                                     ---------     ------        ---------           -----
Corporate Bonds and Notes - 39.3%
Abbey National Treasury Services PLC (MTN) ........................    24,750       5.075         01/13/00           24,748
Abbey National Treasury Services PLC (MTN) ........................    12,000       5.185         05/12/00           11,993
Associates Corp. NA (MTN)(a) ......................................    20,000       5.168         03/20/00           19,992
AT&T Co. (MTN)(a) .................................................    25,000       5.270         07/13/00           24,991
AT&T Co. (MTN)(a) .................................................    25,000       5.404         08/07/00           25,000
Bank of America NA (MTN)(a) .......................................    25,000       5.250         01/31/00           24,997
Bank of NY, Inc. (MTN)(a) .........................................    25,000       5.400         05/15/00           24,991
Barclays Bank PLC (MTN)(a) ........................................    15,000       5.390         05/12/00           14,994
Branch Banking & Trust (MTN)(a) ...................................    25,000       5.550         02/18/00           24,998
Branch Banking & Trust (MTN)(a) ...................................    25,000       5.740         03/08/00           24,992
Cit Group, Inc. (MTN)(a) ..........................................    25,000       5.383         05/15/00           24,988
Comerica Bank, Michigan (MTN)(a) ..................................    25,000       5.129         03/07/00           24,994
Comerica Bank, Michigan (MTN)(a) ..................................    20,000       5.400         04/17/00           19,993
Comerica Bank, Michigan (MTN)(a) ..................................    15,000       5.144         05/11/00           14,994
Diageo Capital PLC (MTN)(a) .......................................    20,000       5.319         02/11/00           19,497
Du Pont E I De Nemours & Co. ......................................    20,000       9.150         04/15/00           20,474
Emerson Electric Co. (MTN) ........................................    20,000       5.125         03/17/00           19,990
First National Bank, Illinois .....................................    10,000       6.000         08/11/00            9,995
First Union National Bank (a) .....................................    25,000       5.195         09/01/00           24,999
First Union National Bank (MTN) ...................................    25,000       5.300         03/01/00           25,000
First Union National Bank (MTN)(a) ................................    25,000       5.573         08/31/00           25,000
Ford Motor Credit Co. (MTN)(a) ....................................    50,000       5.450         05/05/00           50,000
General American Life Insurance (MTN)(a)(c) .......................    45,000       5.230         05/18/00           45,000
General Electric Capital Corp. (MTN)(a) ...........................    15,000       5.049         09/09/99           15,000
General Electric Capital Corp. (MTN)(a) ...........................    25,000       5.260         04/12/00           25,000
General Electric Capital Corp. (MTN)(a) ...........................    15,000       5.390         05/12/00           15,000
GTE Corp. (MTN)(a) ................................................    25,000       4.985         06/02/00           24,979
Household Finance Corp. (MTN) .....................................    20,000       5.678         07/07/00           19,992
Household Finance Corp. (MTN)(a) ..................................    25,000       5.040         04/17/00           24,990
Key Bank NA .......................................................    20,000       5.670         07/17/00           19,992
Key Bank NA (MTN)(a) ..............................................    25,000       5.328         04/20/00           25,000
Nationsbank Corp. (a) .............................................    25,000       5.365         02/02/00           25,028
Nationsbank NA (MTN)(a) ...........................................    25,000       5.120         02/22/00           24,998
PNC Bank NA (MTN)(a) ..............................................    25,000       5.289         01/31/00           24,996
STEERS-A37 (a) ....................................................    43,483       5.339         10/25/11           43,483
US Bancorp (MTN)(a) ...............................................    15,000       5.329         07/14/00           14,996
Wells Fargo & Co. (MTN)(a) ........................................    15,000       5.355         06/13/00           14,993
Westpac Banking Corp. .............................................    25,000       5.010         02/04/00           24,996


                                                                 Annual Report 9

SSgA
Prime Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                     Principal
                                                                       Amount                      Date              Value
                                                                       (000)        Rate            of               (000)
                                                                         $            %          Maturity*             $
                                                                     ---------     ------        ---------           -----
Westpac Banking Corp. .............................................    10,000       5.825         08/02/00            9,996
Xerox Capital PLC (MTN)(a) ........................................    25,000       5.413         08/18/00           24,985
Xerox Credit Corp. (MTN) ..........................................    25,000       5.113         03/21/00           24,986
                                                                                                                  ---------

Total Corporate Bonds and Notes (cost $950,030) .................................................................   950,030
                                                                                                                  ---------

Domestic Certificates of Deposit - 2.1%
Fifth Third Bancorp ...............................................    25,000       5.150         09/30/99           25,000
First Bank NA, Tennessee ..........................................    25,000       5.310         09/24/99           25,000
                                                                                                                  ---------

Total Domestic Certificates of Deposit (cost $50,000) ...........................................................    50,000
                                                                                                                  ---------

Eurodollar Certificates of Deposit - 3.3%
Abbey National Treasury Services PLC ..............................    30,000       5.050         11/12/99           30,000
Barclays Bank .....................................................    10,000       5.800         07/28/00           10,000
Halifax PLC .......................................................    15,000       5.300         12/01/99           15,000
KBC Bank NV .......................................................    25,000       5.180         09/20/99           25,000
                                                                                                                  ---------

Total Eurodollar Certificates of Deposit (cost $80,000) .........................................................    80,000
                                                                                                                  ---------

Yankee Certificates of Deposit - 11.1%
ABN Amro Bank NV Chicago (a) ......................................    25,000       5.395         05/25/00           24,989
Bank of Montreal, Illinois ........................................    20,000       5.045         11/12/99           19,999
Bank of Nova Scotia ...............................................    15,000       5.800         02/09/00           15,000
Bank of Nova Scotia ...............................................    20,000       5.800         08/02/00           19,991
Canadian Imperial Bank ............................................    19,000       5.000         01/27/00           18,996
Canadian Imperial Bank ............................................    20,000       5.080         04/12/00           19,992
Canadian Imperial Bank (a) ........................................    30,000       5.185         04/07/00           29,987
National Westminster Bank PLC .....................................    25,000       4.980         01/07/00           24,997
Royal Bank of Canada, New York (a) ................................    20,000       5.350         02/24/00           20,000
Royal Bank of Canada, New York (a) ................................    20,000       5.390         05/04/00           19,992
Svenska Handelsbanken .............................................    10,000       5.065         02/08/00            9,999
Svenska Handelsbanken .............................................    10,000       5.055         02/10/00            9,999
Svenska Handelsbanken .............................................    10,000       5.210         03/01/00            9,998
Toronto Dominion Bank .............................................    15,000       4.980         01/07/00           14,998
Westpac Banking Corp. .............................................    10,000       4.895         09/17/99           10,000
                                                                                                                  ---------

Total Yankee Certificates of Deposit (cost $268,937) ............................................................   268,937
                                                                                                                  ---------


10 Annual Report

SSgA
Prime Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                     Principal
                                                                       Amount                      Date              Value
                                                                       (000)        Rate            of               (000)
                                                                         $            %          Maturity*             $
                                                                     ---------     ------        ---------           -----
Domestic Commercial Paper - 24.9%
Assets Securitization Cooperative Corp. ...........................    10,000       5.125         09/08/99            9,990
Bank of New York ..................................................    15,000       5.120         09/16/99           14,968
Delaware Funding Corp. ............................................     8,000       5.130         09/21/99            7,977
Diageo Capital PLC ................................................    20,000       5.319         08/10/00           19,985
Edison Asset Securitization .......................................    20,000       5.160         09/08/99           19,980
Edison Asset Securitization .......................................    28,015       5.160         10/01/99           27,895
Edison Asset Securitization .......................................     8,000       5.190         10/15/99            7,949
Edison Asset Securitization .......................................    10,000       5.380         11/22/99            9,877
Falcon Asset Securitization .......................................    25,000       5.140         09/02/99           24,996
Falcon Asset Securitization .......................................    20,000       5.180         09/10/99           19,974
Falcon Asset Securitization .......................................    22,000       5.130         09/13/99           21,962
Falcon Asset Securitization .......................................    10,000       5.180         09/17/99            9,977
Falcon Asset Securitization .......................................    15,000       5.280         09/17/99           14,965
Falcon Asset Securitization .......................................    15,000       5.300         09/22/99           14,954
Falcon Asset Securitization .......................................    18,885       5.310         09/27/99           18,813
GE Capital International Funding ..................................    20,000       5.130         09/20/99           19,946
GE Capital International Funding ..................................    30,000       5.300         09/23/99           29,903
GE Capital International Funding ..................................    10,000       5.590         02/10/00            9,748
Old Line Funding Corp. ............................................    40,457       5.130         09/03/99           40,445
Old Line Funding Corp. ............................................    17,000       5.130         09/07/99           16,985
Old Line Funding Corp. ............................................    17,500       5.180         09/09/99           17,480
Old Line Funding Corp. ............................................    10,118       5.200         09/10/99           10,105
Old Line Funding Corp. ............................................    25,869       5.280         09/16/99           25,812
Preferred Receivables Funding Corp. ...............................    25,000       5.170         10/20/99           24,824
Preferred Receivables Funding Corp. ...............................    15,000       5.360         10/27/99           14,875
Thunder Bay Funding, Inc. .........................................    23,000       5.210         09/14/99           22,957
Thunder Bay Funding, Inc. .........................................    19,555       5.350         09/16/99           19,511
Thunder Bay Funding, Inc. .........................................    10,000       5.280         09/17/99            9,977
Thunder Bay Funding, Inc. .........................................    15,415       5.250         09/20/99           15,372
Thunder Bay Funding, Inc. .........................................    15,000       5.300         09/20/99           14,958
Wells Fargo & Co. .................................................    25,000       5.130         09/27/99           24,907
Wells Fargo & Co. .................................................    25,000       5.140         09/27/99           24,907
Wells Fargo & Co. .................................................    15,000       5.710         02/16/00           14,600
                                                                                                                  ---------

Total Domestic Commercial Paper (cost $601,574) .................................................................   601,574
                                                                                                                  ---------


                                                                Annual Report 11

SSgA
Prime Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                     Principal
                                                                       Amount                      Date              Value
                                                                       (000)        Rate            of               (000)
                                                                         $            %          Maturity*             $
                                                                     ---------     ------        ---------           -----
Foreign Commercial Paper - 6.5%
ANZ Delaware ......................................................    25,000       5.360         12/02/99           24,658
Cregem NA, Inc. ...................................................    20,000       5.330         12/20/99           19,674
Den Denske Corp. ..................................................    20,000       4.885         09/01/99           20,000
Nordbanken NA, Inc. ...............................................    25,000       5.180         10/27/99           24,799
UBS Finance Delaware, Inc. ........................................    30,000       5.320         12/20/99           29,512
Westpac Capital Corp. .............................................    18,000       4.820         10/05/99           17,918
Woolwich PLC ......................................................    20,000       5.230         03/06/00           19,457
                                                                                                                  ---------

Total Foreign Commercial Paper (cost $156,018) ..................................................................   156,018
                                                                                                                  ---------

Domestic Time Deposits - 6.4%
Chase Bank ........................................................   100,000       5.562         09/01/99          100,000
Harris Trust & Savings Bank, Illinois .............................    25,000       5.300         09/30/99           25,000
National City Bank ................................................    29,041       5.625         09/01/99           29,041
                                                                                                                  ---------

Total Domestic Time Deposits (cost $154,041) ....................................................................   154,041
                                                                                                                  ---------

Eurodollar Time Deposits - 4.1%
Bayerische Hypo-Vereinsbank .......................................   100,000       5.593         09/01/99          100,000
                                                                                                                  ---------

Total Eurodollar Time Deposits (cost $100,000) ..................................................................   100,000
                                                                                                                  ---------

United States Government Agencies - 3.1%
Federal Home Loan Bank ............................................    25,000       4.900         01/14/00           24,998
Federal Home Loan Bank (a) ........................................    25,000       5.295         04/14/00           24,993
Federal Home Loan Bank (a) ........................................    25,000       5.120         08/03/00           24,991
                                                                                                                  ---------

Total United States Government Agencies (cost $74,982) ..........................................................    74,982
                                                                                                                  ---------


12 Annual Report

SSgA
Prime Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                        Value
                                                                        (000)
                                                                          $
                                                                      ---------
Total Investments - 100.8% (amortized cost $2,435,582)(b) ..........  2,435,582

Other Assets and Liabilities, Net - (0.8%) .........................    (20,351)
                                                                      ---------

Net Assets - 100.0% ................................................  2,415,231
                                                                      =========

* The interest rate for all securities with a maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.
(a)   Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.
(c) On September 29, 1999, the Board of Trustees and Adviser have agreed to exchange the General American security subject to funding agreement contracts for MetLife Funding Agreement Contracts, which will be liquidated on October 1, 1999.

Abbreviations:
MTN - Medium Term Note
NV - Nonvoting

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Prime Money Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at amortized cost which approximates market ..................................  $  2,435,582
Interest receivable ......................................................................        16,430
                                                                                            ------------

      Total Assets .......................................................................     2,452,012

Liabilities
Payables:
   Investments purchased .............................................  $     24,658
   Dividends .........................................................        11,302
   Accrued fees to affiliates ........................................           673
   Other accrued expenses ............................................           148
                                                                        ------------

      Total Liabilities ..................................................................        36,781
                                                                                            ------------

Net Assets ...............................................................................  $  2,415,231
                                                                                            ============

Net Assets Consist of:
Accumulated net realized gain (loss) .....................................................  $         51
Shares of beneficial interest ............................................................         2,415
Additional paid-in capital ...............................................................     2,412,765
                                                                                            ------------

Net Assets ...............................................................................  $  2,415,231
                                                                                            ============

Net Asset Value, offering and redemption price per share:
   ($2,415,231,395 divided by 2,415,191,724 shares of $.001 par value
      shares of beneficial interest outstanding) .........................................  $       1.00
                                                                                            ============

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Prime Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Interest ........................................................  $  138,709

Expenses
   Advisory fees ....................................  $    4,030
   Administrative fees ..............................         835
   Custodian fees ...................................         475
   Distribution fees ................................         673
   Transfer agent fees ..............................         155
   Professional fees ................................          36
   Registration fees ................................         108
   Shareholder servicing fees .......................         672
   Trustees' fees ...................................          51
   Amortization of deferred organization expenses ...           3
   Miscellaneous ....................................          66
                                                       ----------

   Expenses before reductions .......................       7,104
   Expense reductions ...............................      (1,730)
                                                       ----------

      Expenses, net ................................................       5,374
                                                                      ----------

Net investment income ..............................................     133,335

Net Realized Gain (Loss)
Net realized gain (loss) on investments ............................          58
                                                                      ----------

Net increase in net assets resulting from operations ...............  $  133,393
                                                                      ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Prime Money Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                          1999             1998
                                                                      -------------    -------------
Increase (Decrease) in Net Assets
Operations
   Net investment income ..........................................   $     133,335    $      94,592
   Net realized gain (loss) .......................................              58               38
                                                                      -------------    -------------

      Net increase in net assets resulting from operations ........         133,393           94,630
                                                                      -------------    -------------

Distributions
   From net investment income .....................................        (133,335)         (94,592)
                                                                      -------------    -------------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..         290,153          718,719
                                                                      -------------    -------------

Total Net Increase (Decrease) in Net Assets .......................         290,211          718,757

Net Assets
   Beginning of period ............................................       2,125,020        1,406,263
                                                                      -------------    -------------

   End of period ..................................................   $   2,415,231    $   2,125,020
                                                                      =============    =============


See the accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
Prime Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         Fiscal Years Ended August 31,
                                                      ------------------------------------------------------------------
                                                         1999          1998          1997          1996          1995
                                                      ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period ..............   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                      ----------    ----------    ----------    ----------    ----------

Income From Operations
   Net investment income ..........................        .0496         .0544         .0528         .0546         .0567
                                                      ----------    ----------    ----------    ----------    ----------

Distributions
   From net investment income .....................       (.0496)       (.0544)       (.0528)       (.0546)       (.0567)
                                                      ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ....................   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                      ==========    ==========    ==========    ==========    ==========

Total Return (%) ..................................         5.08          5.63          5.52          5.60          5.82

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) .....    2,415,231     2,125,020     1,406,263     1,095,631     1,076,630

   Ratios to average net assets (%):
      Operating expenses, net (a) .................          .20           .20           .20           .20           .14
      Operating expenses, gross (a) ...............          .26           .28           .28           .25           .27
      Net investment income .......................         4.96          5.48          5.40          5.44          5.76

(a)   See Note 4 for current period amounts.


                                                                Annual Report 17

SSgA
Prime Money Market Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Prime Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded daily on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each funds' shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.


18 Annual Report

SSgA
Prime Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases, sales, and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Fund aggregated to $98,459,444,383, $1,003,883,760, and $97,054,737,631, respectively.

      For the year ended August 31, 1999, purchases, sales and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $501,721,628, $263,320,714, and $190,000,000, respectively.

4.    Related Parties

      Adviser: The Investment Company has investment advisory agreements with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rates of .15%, of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. As of August 31, 1999, the receivable due from the Adviser for expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $60,814 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, up to a maximum of 5%, for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.


                                                                Annual Report 19

SSgA
Prime Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser. For these services, the Fund pays .025% to the Adviser, based upon the average daily value of all Fund shares held. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $671,730 by the Adviser.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

      Advisory fees                       $418,643
      Administration fees                   76,991
      Custodian fees                        44,437
      Distribution fees                     47,455
      Shareholder servicing fees            58,433
      Transfer agent fees                   24,868
      Trustees' fees                         2,473
                                          --------
                                          $673,300
                                          ========


20 Annual Report

SSgA
Prime Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Beneficial Interest: As of August 31, 1999, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 43% and 16%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (On a Constant Dollar Basis):

                                                             (amounts in thousands)
                                                         Fiscal Years Ended August 31,
                                                         -----------------------------
                                                              1999            1998
                                                          -----------     -----------
      Proceeds from shares sold ......................     44,635,015      29,224,823
      Proceeds from reinvestment of distributions ....        117,035          77,726
      Payments for shares redeemed ...................    (44,461,897)    (28,583,830)
                                                          -----------     -----------

      Total net increase (decrease) ..................        290,153         718,719
                                                          ===========     ===========


                                                                Annual Report 21

SSgA Prime Money Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

Officers
  Lynn L. Anderson, President, Treasurer and CEO
  Mark E. Swanson, Assistant Secretary, Assistant
    Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  Deedra S. Walkey, Assistant Secretary
  Rick J. Chase, Assistant Secretary
  Carla L. Anderson, Assistant Secretary

Investment Adviser
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171
  (800) 647-7327

Distributor
  Russell Fund Distributors, Inc.
  One International Place, 27th Floor
  Boston, Massachusetts 02110
  (800) 997-7327

Administrator
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

Legal Counsel
  Goodwin, Procter & Hoar LLP
  Exchange Place
  Boston, Massachusetts 02109

Independent Accountants
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110


22 Annual Report

                                  SSgA(R) Funds
                                 Small Cap Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                                      Page

Chairman's Letter.....................................................   4

Portfolio Management Discussion and Analysis..........................   6

Report of Independent Accountants.....................................   8

Financial Statements..................................................   9

Financial Highlights..................................................  16

Notes to Financial Statements.........................................  17

Tax Information.......................................................  23

Fund Management and Service Providers.................................  24

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Small Cap Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Small Cap Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Small Cap Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Jennifer Bardsley, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Small Cap Fund since December 1998. As a member of the US Active Equities team, she developed the Special Small Cap strategy. Ms. Bardsley joined SSgA as a member of the Investment Systems group and moved into the US Active Equities Group in January 1996. Ms. Bardsley holds a BA in Economics and Russian from Middlebury College and an MS in Computer Science from Boston College. There are seven other portfolio managers working with Ms. Bardsley.


                                                                 Annual Report 5

SSgA Small Cap Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: The Fund seeks to maximize total return through investments in equity securities.

Invests in: At least 65% of the total assets will be invested in smaller capitalization securities.

Strategy: The Fund management team uses a systematic investment approach, designed to uncover equity securities which are undervalued, with superior growth potential. Aside from improving earnings estimates and attractive valuations relative to their industry peers, the investment process also evaluates a stock's historical price relationship relative to the Index, in order to optimize an entry point when buying securities. At the close of first quarter 1999, we also integrated a proprietary cash flow measure into our stock evaluation process. This process is designed to address earnings manipulation by management, which reduces the effectiveness of price-to-earnings analysis. This factor further diversifies the investment process, resulting in optimum performance across capital markets environments.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates          Small Cap Fund    S&P 400 Midcap Index   Russell 2000 Index
Inception*          $10,000              $10,000               $10,000
  1992              $10,090              $10,245               $10,055
  1993              $12,478              $12,751               $13,321
  1994              $12,964              $13,341               $14,111
  1995              $16,859              $16,077               $17,045
  1996              $20,760              $17,988               $18,890
  1997              $28,202              $24,693               $24,359
  1998              $21,906              $22,376               $19,634
  1999              $24,393              $31,698               $25,212
================================================================================

Performance Review

For the fiscal year ended August 31, 1999, the SSgA Small Cap Fund gained 11.35%, versus the Russell 2000(R) Index return of 28.36%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The bulk of this underperformance was due to first quarter 1999 returns, which were primarily a result of a very narrow breadth in the equity market, extreme volatility among small cap stocks, and the powerful returns of Internet related stocks, in which the Fund was underweight. As the nature of the Manager's investment process hinges on favorable valuations on an industry-relative basis, this did not warrant taking benchmark-relative overweight positions in Internet issues, given the extreme valuations and lack of sound capital structures of stocks with ".com" included in the name. The Manager's attention to traditional valuation hindered the Fund in the first quarter of 1999, where underperformers included General Cable, First American Financial, and CHS Electronics. Because the companies with strong performance

--------------------------------------------------------------------------------
SSgA Small Cap Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     11,135         11.35%
5 Years               $     18,819         13.48%+
Inception             $     24,393         13.25%+

--------------------------------------------------------------------------------
Standard & Poor's(R) MidCap 400 Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     14,158         41.58%
5 Years               $     23,746         18.88%+
Inception             $     31,698         17.46%+

--------------------------------------------------------------------------------
Russell 2000(R) Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     12,836         28.36%
5 Years               $     17,859         12.30%+
Inception             $     25,212         13.77%+

See related Notes on the following page.


6 Annual Report

SSgA Small Cap Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

relative to the benchmark were also those with low to no earnings, the result was extreme price-to-earnings ratios. In June, small caps began to trade on fundamentals and less on pure momentum, assisting the Fund, as its strategy performs better in such an environment.

The Fund's objective and associated investment approach rests on the employment of a modeling process which evaluates vast amounts of financial data and corporate earnings forecasts. This structured and disciplined approach seeks to provide long-term total returns in excess of the Russell 2000 Index, through bottom-up stock selection within a risk controlled framework.

To meet this strategic objective, the Manager's investment process combines proven stock selection capability with a refined, proprietary portfolio construction methodology. The Manager seeks to control and diversify the active exposures in the Fund relative to the Russell 2000 Index. This is accomplished by controlling sector and industry weights, stock-specific weights, market capitalization, beta, and yield of the portfolio. Additionally, individual security specific weights are controlled relative to the benchmark weight.

Market and Portfolio Highlights

The long suffering small cap market returned to favor in 1999, as small cap stocks rallied in the second quarter of 1999. As of August 31, 1999, the Russell 2000 Index has returned 28.36% for twelve months versus 39.84% for the S&P 500(R) Index over the same period. To compare, at December 31, 1998, the twelve month return for the Russell 2000 was -2.6% versus a gain of 28.6% for the S&P 500, demonstrating the degree of the small cap recovery in 1999. Investors turned to smaller cap issues at mid-year 1999, due in part to the attractive valuations of this segment of the US equity market. The protracted bull market continues, albeit the real beneficiaries have been the largest of the US large cap stocks. Currently, smaller cap issues have more attractive price to book ratios (5.2 for Russell 2000 versus 9.1 for S&P 500), historical sales growth (34% for Russell 2000 versus 17%), as well as price to earnings rations (15.5 versus 25.6). Small cap issues are currently strong merger and acquisition plays, and in the case of an economic slowdown, lead the equity markets to recovery.

The Manager believes the Small Cap Fund, through employing a security evaluation method which uses multiple perspectives, will add strong returns relative to the Russell 2000 Index over time. A core small cap approach does not expose the portfolio to any one style cycle, but allows for broad diversification across all economic sectors.

At the end of the fiscal year, the SSgA Small Cap Fund held 161 stocks, with an average weighted market capitalization of $1.14 billion. The Fund has portfolio characteristics in line with the Russell 2000 Index due to the risk-controlled nature of the investment process. As the Fund's objective is achieved through stock selection with a disciplined investment approach, the Fund will be fully invested at all times.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

IDEC Pharmaceuticals Corp.                     1.9%
Radian Group, Inc.                             1.6
Western Wireless Corp. NPV Class A             1.5
Lattice Semiconductor Corp.                    1.5
CommScope, Inc.                                1.5
Calpine Corp.                                  1.3
Apria Healthcare Group, Inc.                   1.3
Brinker International, Inc.                    1.3
Briggs & Stratton Corp.                        1.3
American Management Systems, Inc.              1.3

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on July 1, 1992. Index comparison also began July 1, 1992.

** The Standard & Poor's(R) MidCap 400 Index is comprised of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

+ The Russell 2000(R) Index is comprised of the 2,000 smallest securities in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000 total market capitalization. The Index is reconstituted annually.

+  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Small Cap Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Small Cap Fund
                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                    Market
                                         Number     Value
                                           of       (000)
                                         Shares       $
                                         ------     ------
Common Stocks - 99.0%
Basic Industries - 3.0%
ARMCO, Inc. (a)                         279,900      1,924
Hanna (M.A.) Co.                         28,300        387
Ryerson Tull, Inc.                       25,900        490
W.R. Grace & Co. (a)                    208,000      3,978
Waters Corp. (a)                         55,400      3,654
                                                   -------
                                                    10,433
                                                   -------

Capital Goods - 7.5%
Briggs & Stratton Corp.                  73,700      4,486
CommScope, Inc. (a)                     148,000      5,097
D.R. Horton, Inc.                       211,500      3,080
JLG Industries, Inc.                     61,500      1,092
Kent Electronics Corp. (a)               97,100      1,645
Manitowoc Co., Inc.                      81,612      3,025
Plantronics, Inc. (a)                    27,000      1,367
Roper Industries, Inc.                   38,100      1,364
Superior TeleCom, Inc.                   78,350      2,062
Terex Corp. (a)                         117,500      3,157
                                                   -------
                                                    26,375
                                                   -------

Consumer Basics - 11.6%
Advance Paradigm, Inc. (a)               35,300      1,818
Alpharma, Inc. Class A                  124,900      4,231
AmeriSource Health Corp.
  Class A (a)                           142,600      3,681
Apria Healthcare Group, Inc. (a)        277,100      4,676
Barr Laboratories, Inc. (a)             102,100      3,522
Bindley Western Industries, Inc.         27,777        465
IDEC Pharmaceuticals Corp. (a)           53,800      6,833
Liposome Co., Inc. (a)                   42,000        827
Medicis Pharmaceutical Corp.
  Class A (c)                           136,250      3,713
NBTY, Inc. (a)                            1,300         11
Priority Healthcare Corp.
  Class B (a)                            59,628      1,677
Renal Care Group, Inc. (a)               66,900      1,275
ResMed, Inc. (a)                         60,700      1,684
Smithfield Foods, Inc. (a)              127,900      3,773
Trigon Healthcare, Inc. (a)              74,800      2,716
                                                   -------
                                                    40,902
                                                   -------

Consumer Durables - 3.2%
Carlisle Cos., Inc.                      19,100        764
Furniture Brands
  International, Inc. (a)               139,400      2,797
La-Z-Boy Inc.                            66,800      1,465
Linens 'N Things, Inc. (a)               86,100      2,949
Monaco Coach Corp. (a)                   33,400        969
Tower Automotive, Inc. (a)              111,900      2,238
                                                   -------
                                                    11,182
                                                   -------

Consumer Non-Durables - 6.0%
Action Performance
  Companies, Inc. (a)                    59,200      1,458
American Eagle Outfitters, Inc.
  NPV (a)                                32,000      1,256
Canandaigua Brands Inc.
  Class A (a)                            46,700      2,694
Cost Plus, Inc. (a)                      36,500      1,615
Department 56, Inc. (a)                  70,000      1,960
Footstar, Inc. (a)                       48,400      1,573
Mohawk Industries, Inc. (a)              98,200      2,222
Musicland Stores Corp. (a)              281,000      2,389
Ross Stores, Inc.                        21,400        889
Talbots, Inc.                            37,900      1,173
Zale Corp. (a)                          111,700      3,874
                                                   -------
                                                    21,103
                                                   -------

Consumer Services - 3.9%
Argosy Gaming Co. (a)                   135,100      1,832
Brinker International, Inc. (a)         187,100      4,490
CEC Entertainment, Inc. (a)              82,500      2,300
Foodmaker, Inc. (a)                      70,900      1,635
Midwest Express Holdings, Inc. (a)       47,750      1,289


                                                                 Annual Report 9

SSgA
Small Cap Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                    Market
                                         Number     Value
                                           of       (000)
                                         Shares       $
                                         ------     ------
Ruby Tuesday, Inc.                       41,100        745
Sonic Corp. (a)                          43,700      1,336
                                                    ------
                                                    13,627
                                                    ------

Energy - 4.3%
AGL Resources, Inc.                       1,100         20
Barrett Resources Corp. (a)              76,900      2,773
Louis Dreyfus Natural
  Gas Corp. (a)                          23,200        508
Newfield Exploration Co. (a)             76,200      2,315
Pioneer Natural Resources Co. (a)        92,200      1,049
Santa Fe Snyder Corp. (a)               340,600      3,321
Stone Energy Corp. (a)                   35,800      1,906
Tesoro Petroleum Corp. (a)              173,700      3,137
                                                    ------
                                                    15,029
                                                    ------

Finance - 12.9%
AmeriCredit Corp. (a)                   113,500      1,454
Commerce Bancorp, Inc.                   34,256      1,473
Commercial Federal Corp.                 86,250      2,005
Community First Bankshares, Inc.         15,800        324
Cullen Frost Bankers, Inc.              130,200      3,401
Fidelity National Financial             150,963      2,321
Financial Security Assurance
  Holdings, Ltd.                         23,000      1,151
First American Financial Corp.          148,150      2,204
FirstFed Financial Corp. (a)             28,800        439
Hambrecht & Quist Group (a)              51,800      1,978
Hudson United Bancorp NPV                95,000      3,022
LandAmerica Financial Group, Inc.        85,400      1,975
Metris Companies, Inc.                  144,332      3,978
MONY Group, Inc. (The)                   32,900        926
Nationwide Financial Services, Inc.
  Class A                                86,400      3,154
NCO Group, Inc. NPV (a)                  39,000      1,767
Radian Group, Inc.                      118,800      5,502
Riggs National Corp.                     18,400        343
Roslyn Bancorp, Inc.                    160,800      2,724
Trustmark Corp.                          84,200      1,937
Washington Federal, Inc.                 56,400      1,347
Webster Financial Corp.                  79,900      2,147
                                                    ------
                                                    45,572
                                                    ------

General Business - 6.8%
Acclaim Entertainment, Inc. (a)         620,500      4,382
Advo Systems, Inc. (a)                  138,100      2,710
Computer Task Group, Inc.                92,400      1,548
Interim Services, Inc. (a)              118,800      2,190
Lason, Inc. (a)                          66,600      3,009
PairGain Technologies, Inc. (a)         133,000      1,380
Personnel Group
  of America, Inc. (a)                  135,700      1,136
United Stationers, Inc. (a)             166,900      3,777
Valassis Communications, Inc. (a)        85,650      3,748
                                                    ------
                                                    23,880
                                                    ------

Miscellaneous - 7.4%
Camden Property Trust                    68,900      1,912
CareMatrix Corp. (a)                     38,900        315
CBL & Associates Properties, Inc.        74,800      1,861
Essex Property Trust, Inc. REIT           8,400        295
First Industrial Realty Trust, Inc.
  REIT                                   89,500      2,293
General Growth Properties, Inc.          51,400      1,709
Geon Co.                                100,900      3,014
Health Care REIT, Inc.                   75,400      1,517
Hospitality Properties Trust            111,000      2,983
Liberty Property Trust REIT              64,200      1,573
M.D.C. Holdings, Inc.                    40,500        762
MeriStar Hospitality Corp. REIT         129,200      2,180
Mills Corp.                              42,400        814
Reckson Associates Realty Corp.
  REIT                                  118,600      2,461
Summit Properties, Inc. REIT             51,100      1,016


10 Annual Report

SSgA
Small Cap Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                    Market
                                         Number     Value
                                           of       (000)
                                         Shares       $
                                         ------     ------
TriNet Corporate Realty Trust, Inc.
  REIT                                   54,200      1,324
                                                    ------
                                                    26,029
                                                    ------

Shelter - 3.9%
Centex Construction Products, Inc.       55,500      2,133
Kaufman & Broad Home Corp.              211,100      4,314
NVR, Inc. (a)                            32,600      1,883
Pulte Corp.                             116,100      2,685
Ryland Group, Inc. (The)                 43,300      1,042
Standard Pacific Corp.                  158,100      1,769
                                                    ------
                                                    13,826
                                                    ------

Technology - 17.9%
Affiliated Computer Services, Inc.
  Class A (a)                            16,800        718
Alliant Techsystems, Inc.  (a)           23,500      1,716
American Management
  Systems, Inc. (a)                     154,800      4,431
Avant! Corp. (a)                        120,900      1,693
AVT Corp. (a)                            32,400        911
BroadVision, Inc. (a)                    25,700      2,559
Cordant Technologies, Inc.               17,500        724
CSG Systems International, Inc. (a)     162,200      3,660
CTS Corp.                                31,200      1,486
Cypress Semiconductor Corp. (a)          85,300      1,973
DII Group, Inc. (The) (a)               119,400      4,216
In Focus Systems, Inc. (a)               57,200        901
Insight Enterprises, Inc. (a)            67,700      2,048
InterVoice, Inc. (a)                    131,800      1,796
Jack Henry & Assocociates, Inc.          39,800      1,294
Lam Research Corp. (a)                   40,700      2,294
Lattice Semiconductor Corp. (a)          86,300      5,324
MMC Networks, Inc. (a)                   57,700      1,781
NeoMagic Corp. (a)                      270,300      2,171
Network Solutions, Inc. Class A (a)      12,100        695
Open Market, Inc. (a)                   100,700      1,215
Optical Coating Laboratory, Inc.         11,000        836
Progress Software Corp. (a)              84,400      2,574
Proxim, Inc. (a)                         62,800      3,065
Structural Dynamics
  Research Corp. (a)                     22,400        356
Sybase, Inc. (a)                        342,000      4,275
Symantec Corp. (a)                      115,200      3,449
USWeb Corp. (a)                          33,000        644
Visual Networks, Inc. (a)                55,300      2,290
Xircom, Inc. (a)                         46,600      1,854
                                                    ------
                                                    62,949
                                                    ------

Transportation - 3.0%
America West Holding Corp.
  Class B (a)                           221,900      4,327
M.S. Carriers, Inc. (a)                  33,000        941
MotivePower Industries, Inc. (a)         51,700        640
Skywest, Inc.                            69,600      1,396
USFreightways Corp.                      70,600      3,424
                                                   -------
                                                    10,728
                                                   -------

Utilities - 7.6%
Calpine Corp. (a)                        51,900      4,703
Dycom Industries, Inc. (a)               84,250      2,601
Idacorp, Inc.                            38,500      1,206
MDU Resources Group, Inc.                67,650      1,590
Minnesota Power, Inc.                   147,000      2,618
Price Communications Corp. (a)           72,870      1,498
Public Service Co. of New Mexico         82,700      1,556
RGS Energy Group, Inc.                   34,000        880
United Illuminating Co.                  19,000        950
Western Wireless Corp. NPV
  Class A (a)                           138,100      5,343
WinStar Communications, Inc. (a)         77,900      3,958
                                                   -------
                                                    26,903
                                                   -------

Total Common Stocks
(cost $354,356)                                    348,538
                                                   -------


                                                                Annual Report 11

SSgA
Small Cap Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                        Principal    Market
                                          Amount     Value
                                          (000)      (000)
                                            $          $
                                        ---------    -----
Short-Term Investments - 0.8%
AIM Short-Term Investment Prime
   Portfolio Class A (b)                  2,232      2,232
Federated Investors Prime Cash
   Obligations Fund (b)                     420        420
                                                   -------

Total Short-Term Investments
(cost $2,652)                                        2,652
                                                   -------

Total Investments - 99.8%
(identified cost $357,008)                         351,190

Other Assets and Liabilities,
Net - 0.2%                                             823
                                                   -------

Net Assets - 100.0%                                352,013
                                                   =======

(a) Nonincome-producing security.
(b) At cost, which approximates market.

Abbreviations:
NPV - No Par Value
REIT - Real Estate Investment Trust

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Small Cap Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $357,008) ...........................         $351,190
Receivables:
   Dividends ...............................................................              210
   Investments sold ........................................................            5,822
   Fund shares sold ........................................................            1,856
Prepaid expenses ...........................................................               17
Short-term investments held as collateral for securities loaned, at market .           42,036
                                                                                     --------

      Total Assets .........................................................          401,131

Liabilities
Payables:
   Investments purchased ..........................................  $ 5,150
   Fund shares redeemed ...........................................    1,336
   Accrued fees to affiliates .....................................      596
Payable upon return of securities loaned, at market ...............   42,036
                                                                     -------

      Total Liabilities ....................................................           49,118
                                                                                     --------

Net Assets .................................................................         $352,013
                                                                                     ========

Net Assets Consist of:
Undistributed net investment income ........................................             $238
Accumulated net realized gain (loss) .......................................          (57,859)
Unrealized appreciation (depreciation) on investments ......................           (5,818)
Shares of beneficial interest ..............................................               20
Additional paid-in capital .................................................          415,432
                                                                                     --------

Net Assets .................................................................         $352,013
                                                                                     ========

Net Asset Value, offering and redemption price per share:
   ($352,013,132 divided by 19,836,100 shares of $.001 par value
      shares of beneficial interest outstanding) ...........................         $  17.75
                                                                                     ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Small Cap Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999


Investment Income
   Dividends ...............................................................         $  4,808
   Interest ................................................................              143
                                                                                     --------

      Total Investment Income ..............................................            4,951

Expenses
   Advisory fees .................................................   $ 2,981
   Administrative fees ...........................................       124
   Custodian fees ................................................        88
   Distribution fees .............................................       357
   Transfer agent fees ...........................................       207
   Professional fees .............................................        18
   Registration fees .............................................        59
   Shareholder servicing fees ....................................       416
   Trustees' fees ................................................         8
   Miscellaneous .................................................        15
                                                                     -------

      Total Expenses .......................................................            4,273
                                                                                     --------

Net investment income ......................................................              678
                                                                                     --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ...................................................   (52,751)
   Futures contracts .............................................      (277)         (53,028)
                                                                     -------

Net change in unrealized appreciation (depreciation) on investments ........           88,963
                                                                                     --------

Net realized and unrealized gain (loss) ....................................           35,935
                                                                                     --------

Net increase (decrease) in net assets resulting from operations ............         $ 36,613
                                                                                     ========

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Small Cap Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                            1999           1998
                                                                         -----------    -----------
Increase (Decrease) in Net Assets
Operations
   Net investment income ............................................... $     678      $     333
   Net realized gain (loss) ............................................   (53,028)         2,269
   Net change in unrealized appreciation (depreciation) ................    88,963       (122,590)
                                                                         ---------      ---------

      Net increase (decrease) in net assets resulting from operations ..    36,613       (119,988)
                                                                         ---------      ---------

Distributions
   From net investment income ..........................................      (468)          (448)
   From net realized gain on investments ...............................        --        (10,718)
   In excess of net realized gain on investments .......................       (24)        (4,807)
                                                                         ---------      ---------

      Net decrease from distributions ..................................      (492)       (15,973)
                                                                         ---------      ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......   (28,738)       330,783
                                                                         ---------      ---------

Total Net Increase (Decrease) in Net Assets ............................     7,383        194,822

Net Assets
   Beginning of period .................................................   344,630        149,808
                                                                         ---------      ---------
   End of period (including undistributed net investment income of
      $238 and $22, respectively) ...................................... $ 352,013      $ 344,630
                                                                         =========      =========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Small Cap Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              Fiscal Years Ended August 31,
                                                ------------------------------------------------------------
                                                   1999         1998         1997         1996        1995*
                                                ----------   ----------   ----------   ----------   --------
Net Asset Value, Beginning of Period ........   $    15.96   $    22.11   $    17.44   $    14.42   $  11.88
                                                ----------   ----------   ----------   ----------   --------

Income From Operations
   Net investment income (a) ................          .03          .02          .03          .04        .13
   Net realized and unrealized gain (loss) ..         1.78        (4.54)        5.87         3.25       3.19
                                                ----------   ----------   ----------   ----------   --------

      Total Income From Operations ..........         1.81        (4.52)        5.90         3.29       3.32
                                                ----------   ----------   ----------   ----------   --------

Distributions
   From net investment income ...............         (.02)        (.04)        (.01)        (.07)      (.15)
   From net realized gain on investments ....           --        (1.59)       (1.22)        (.20)      (.63)
                                                ----------   ----------   ----------   ----------   --------

      Total Distributions ...................         (.02)       (1.63)       (1.23)        (.27)      (.78)
                                                ----------   ----------   ----------   ----------   --------

Net Asset Value, End of Period ..............   $    17.75   $    15.96   $    22.11   $    17.44   $  14.42
                                                ==========   ==========   ==========   ==========   ========

Total Return (%) ............................        11.35       (22.32)       35.85        23.14      30.04

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands)      352,013      344,630      149,808       55,208     23,301

   Ratios to average net assets (%):
      Operating expenses, net ...............         1.07         1.04         1.00         1.00        .97
      Operating expenses, gross .............         1.07         1.04         1.09         1.18       1.58
      Net investment income .................          .17          .10          .18          .26        .81

   Portfolio turnover rate (%) ..............       110.82        86.13       143.79        76.85     192.88

* Prior to November 22, 1994, the Fund was passively managed as the S&P Midcap Index Fund. Effective November 23, 1994, the Fund increased the Advisory fee from .20% to .75% of its average daily net assets.
(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.


16 Annual Report

SSgA
Small Cap Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Small Cap Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be


                                                                Annual Report 17

SSgA
Small Cap Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1999, the Fund had a net tax basis capital loss carryover of $37,417,888 which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2007. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $20,502,864 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in the fiscal year 2000.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                                  Net
                                                               Unrealized
           Federal Tax      Unrealized        Unrealized      Appreciation
              Cost         Appreciation     (Depreciation)   (Depreciation)
          ------------     -----------      --------------   --------------
          $357,008,554     $36,862,390      $(42,680,680)     $(5,818,290)

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in futures and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Futures: The Fund utilizes exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $433,242,596 and $467,939,384, respectively.


18 Annual Report

SSgA
Small Cap Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Futures transactions: The Fund's transactions in futures contracts for the year ended August 31, 1999 were as follows:

                                                      Futures Contracts
                                                   -------------------------
                                                                Aggregate
                                                   Number of   Face Value of
                                                   Contracts   Contracts (1)
                                                   ---------   -------------
      Outstanding at August 31, 1998                    --     $         --
      Contracts opened                                 214       47,132,145
      Contracts closed                                (214)     (47,132,145)
                                                     -----     ------------
      Outstanding at August 31, 1999                    --     $         --
                                                     =====     ============

      (1) The aggregate face value of contracts is computed on the date each contract was opened.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $39,911,878 and $42,035,761, respectively. The Fund recorded securities lending income of $134,796 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. Effective November 23, 1994, pursuant to a shareholder vote, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The


                                                                Annual Report 19

SSgA
Small Cap Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $9,082 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and
      (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10% for the period September 1, 1997 to December 31, 1997, up to a maximum of 5% for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $96,075, $5,265, $205,954, $978 and $71,179, by the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.


20 Annual Report

SSgA
Small Cap Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $68,610 for the period ended August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

      Advisory fees                     $470,122
      Administration fees                 10,110
      Custodian fees                      16,655
      Distribution fees                    5,202
      Shareholder servicing fees          51,252
      Transfer agent fees                 41,865
      Trustees' fees                         996
                                        --------
                                        $596,202
                                        ========

      Beneficial Interest: As of August 31, 1999, two shareholders (one of which was also an affiliate of the Investment Company) were record owners of approximately 20% and 11%, respectively, of the total outstanding shares of the Fund.


                                                                Annual Report 21

SSgA
Small Cap Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

5.    Fund Share Transactions (amounts in thousands)

                                          Fiscal Years Ended August 31,
                                   ------------------------------------------
                                          1999                  1998
                                   -------------------    -------------------
                                    Shares    Dollars      Shares    Dollars
                                   -------   ---------    -------   ---------
Proceeds from shares sold           20,403   $ 358,555     26,193   $ 567,051
Proceeds from reinvestment
  of distributions                      23         405        703      15,185
Payments for shares redeemed       (22,182)   (387,698)   (12,081)   (251,453)
                                   -------   ---------    -------   ---------

Total net increase (decrease)       (1,756)  $ (28,738)    14,815   $ 330,783
                                   =======   =========    =======   =========

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus 0.50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of its net assets under the agreement. The Fund did not have any drawdowns during the year.


22 Annual Report

SSgA
Small Cap Fund

                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

   The Fund paid distributions of $23,947 from net long-term capital gains during its taxable year ended August 31, 1999.

   Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 23

SSgA Small Cap Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


24 Annual Report

                                  SSgA(R) Funds
                          US Treasury Money Market Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                             Page

Chairman's Letter............................................   4

Portfolio Management Discussion and Analysis.................   6

Report of Independent Accountants............................   8

Financial Statements.........................................   9

Financial Highlights.........................................  14

Notes to Financial Statements................................  15

Fund Management and Service Providers........................  19

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA US Treasury Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA US Treasury Money Market Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA US Treasury Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA US Treasury Money Market Fund since March 1999. Ms. Hatfield has been with State Street since 1986 and has managed several money market funds since 1987. She received a BS from Suffolk University. There are ten other portfolio managers working with Ms. Hatfield.


                                                                 Annual Report 5

SSgA US Treasury Money Market Fund

--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income while preserving capital and liquidity.

Invests in: Obligations issued, guaranteed, or backed by the US Government.

Strategy: Fund Managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Dates           US Treasury Money Market Fund         Salomon Brothers 3-Month T-Bill Index
Inception*                 $10,000                                    $10,000
1994                       $10,251                                    $10,277
1995                       $10,813                                    $10,851
1996                       $11,399                                    $11,431
1997                       $12,010                                    $12,031
1998                       $12,675                                    $12,659
1999                       $13,288                                    $13,248

================================================================================

Performance Review

The Fund had a total return of 4.84% for the fiscal year ended August 31, 1999. This compares favorably to the return of the benchmark Salomon Smith Barney 3-Month Treasury Bill Index, which gained 4.65% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates.

--------------------------------------------------------------------------------
SSgA US Treasury Money Market Fund
--------------------------------------------------------------------------------
   Period Ended            Growth of            Total
     08/31/99               $10,000             Return
-------------------     ---------------        --------
1 Year                  $        10,484          4.84%
5 Years                 $        12,963          5.33%+
Inception               $        13,288          5.07%+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
   Period Ended            Growth of            Total
     08/31/99               $10,000             Return
-------------------     ---------------        --------
1 Year                  $        10,465          4.65%
5 Years                 $        12,890          5.21%+
Inception               $        13,248          5.01%+

See related Notes on following page.


6 Annual Report

SSgA US Treasury Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Market and Portfolio Highlights

The year began with the Russian government defaulting on portions of its debt, and international investors losing billions of dollars as a result. Russia's meltdown sent tremors through Latin American economies and posed a significant threat to Mexico, a major US trading partner. This turmoil caused a huge "flight to quality", where US treasuries were deemed one of the only safe investments. As treasuries rallied and credit spreads widened, it became apparent that market participants, as well as the Fed, feared a global financial meltdown.

On September 29, 1998, the Federal Reserve Open Market Committee (FOMC) voted to cut the Federal Funds rate by 25 basis points to 5.25%, its lowest level since January 1996. This action was quickly followed by two more 25 basis point easings, with the last move occurring on November 17th. The US economy remained robust, with both low employment and low inflation, but lower rates were needed to head off the potentially serious threat of lack of liquidity in the markets and ultimately to continued US economic growth. The last Fed rate cut was an insurance policy, making it clear that the world's largest Central Bank was willing to help minimize further market contagion.

The actions by the Federal Reserve were successful in bolstering liquidity and preserving growth. The wealth effect from real estate and stock market gains, coupled with a historically low unemployment rate, drove confidence and spending to record highs. GDP growth has averaged over 3% for the past two quarters, while inflation indicators have remained markedly well behaved. Recently, concerns of increasing asset prices, slowing productivity gains, and recovering foreign economies across the Pacific-Rim raised concerns with the Federal Reserve. On June 30, 1999, they opted to raise the Federal Funds rate from 4.75% to 5.00%, and again on August 24th to 5.25%. These moves by the FOMC retract most of last fall's easings and leaves the door open to another tightening, if required, in the final quarter of 1999.

In the last year, the SSgA US Treasury Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in obligations backed by the US Treasury. Treasuries continued to be very expensive and traded at levels below the Federal Funds rate. Due to the Manager's belief that the Fed was intent on raising interest rates, the Fund increased its percentage of overnight Repurchase Agreements to comprise 80% of the portfolio. Although the short end yield curved steepened slightly in anticipation of a Fed move, overnight Repos continued to outperform the curve. The average maturity of the Fund over the course of the year ranged between 21 and 40 days, primarily due to the Repo roll-over strategy's yield advantage over treasury securities. When opportunities arose in the market, the Fund selectively purchased six month securities to extend its average days to maturity.

                                   ----------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on December 1, 1993. Index comparison also began on December 1, 1993.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA US Treasury Money Market Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                           /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
US Treasury Money Market Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                            Principal
                                                                              Amount                Date      Value
                                                                              (000)        Rate      of       (000)
                                                                                $            %    Maturity      $
                                                                            ---------      -----  --------   -------
United States Government Agencies - 46.7%
United States Treasury Bills .............................................   150,000       5.195  09/15/99   149,697
United States Treasury Bills .............................................   100,000       5.200  09/15/99    99,798
United States Treasury Notes .............................................    25,000       5.375  01/31/00    25,061
United States Treasury Notes .............................................    60,000       7.750  01/31/00    60,728
United States Treasury Notes .............................................   100,000       5.500  02/29/00   100,151
United States Treasury Notes .............................................    25,000       7.125  02/29/00    25,255
United States Treasury Notes .............................................    10,000       5.500  03/31/00    10,031
United States Treasury Notes .............................................    50,000       7.125  09/30/99    50,089
                                                                                                           ---------

Total United States Government Agencies (cost $520,810) ................................................     520,810
                                                                                                           ---------

Total Investments - 46.7% (amortized cost $520,810) ....................................................     520,810
                                                                                                           ---------

Repurchase Agreements - 53.5%
Agreement with Bear Stearns & Co., Inc. of $200,000
    acquired August 31, 1999 at 5.450% to be repurchased at $200,030 on September 1, 1999, collateralized by:
        $313,342 various United States Treasury Obligations, valued at $203,997 ........................     200,000
Agreement with Banc One Corp. of $40,000
    acquired August 31, 1999 at 5.420% to be repurchased at $40,006 on September
    1, 1999, collateralized by:
        $36,720 various United States Treasury Obligations, valued at $40,810 ..........................      40,000
Agreement with CIBC Oppenheimer Corp. of $30,000
    acquired August 31, 1999 at 5.450% to be repurchased at $30,005 on September
    1, 1999, collateralized by:
        $30,379 various United States Treasury Obligations, valued at $30,615 ..........................      30,000
Agreement with CIBC Oppenheimer Corp. of $20,000
    acquired August 31, 1999 at 5.400% to be repurchased at $20,003 on September
    1, 1999, collateralized by:
        $20,162 various United States Treasury Obligations, valued at $20,403 ..........................      20,000


                                                                 Annual Report 9

SSgA
US Treasury Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                                                              Value
                                                                                                              (000)
                                                                                                                $
                                                                                                             -------
Agreement with Deutsche Bank AG of $46,793
    acquired August 31, 1999 at 5.400% to be repurchased at $46,800 on September
    1, 1999, collateralized by:
        $47,365 various United States Treasury Obligations, valued at $47,740 ..........................      46,793
Agreement with Warburg Dillon Reed, L.L.C. of $200,000
    acquired August 31, 1999 at 5.440% to be repurchased at $200,030 on
    September 1, 1999, collateralized by:
        $191,395 various United States Treasury Obligations, valued at $203,990 ........................     200,000
Agreement with Warburg Dillon Reed, L.L.C. of $60,000
    acquired August 31, 1999 at 5.450% to be repurchased at $60,009 on September
    1, 1999, collateralized by:
        $57,737 various United States Treasury Obligations, valued at $61,186 ..........................      60,000
                                                                                                           ---------

Total Repurchase Agreements (identified cost $596,793) .................................................     596,793

Total Investments and Repurchase Agreements - 100.2% (cost $1,117,603)(a) ..............................   1,117,603

Other Assets and Liabilities, Net - (0.2%) .............................................................      (1,989)
                                                                                                           ---------

Net Assets - 100.0% ....................................................................................   1,115,614
                                                                                                           =========

(a) The identified cost for federal income tax purposes is the same as shown above.

See the accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
US Treasury Money Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at amortized cost which approximates market ........................    $  520,810
Repurchase agreements (identified cost $596,793) ...............................       596,793
Interest receivable ............................................................         2,376
                                                                                    ----------

      Total Assets .............................................................     1,119,979

Liabilities
Payables:
   Dividends ......................................................   $    4,085
   Accrued fees to affiliates .....................................          258
   Other accrued expenses .........................................           22
                                                                      ----------

      Total Liabilities ........................................................         4,365
                                                                                    ----------

Net Assets .....................................................................    $1,115,614
                                                                                    ==========

Net Assets Consist of:
Accumulated net realized gain (loss) ...........................................    $        2
Shares of beneficial interest ..................................................         1,116
Additional paid-in capital .....................................................     1,114,496
                                                                                    ----------

Net Assets .....................................................................    $1,115,614
                                                                                    ==========

Net Asset Value, offering and redemption price per share:
   ($1,115,614,071 divided by 1,115,623,697 shares of $.001 par value
      shares of beneficial interest outstanding) ...............................    $     1.00
                                                                                    ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
US Treasury Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Interest ....................................................................    $   50,699

Expenses
   Advisory fees ..................................................   $    2,569
   Administrative fees ............................................          320
   Custodian fees .................................................          362
   Distribution fees ..............................................          238
   Transfer agent fees ............................................           87
   Professional fees ..............................................           21
   Registration fees ..............................................           62
   Shareholder servicing fees .....................................          257
   Trustees' fees .................................................           20
   Amortization of deferred organization expenses .................            2
   Miscellaneous ..................................................           41
                                                                      ----------

   Expenses before reductions .....................................        3,979
   Expense reductions .............................................       (1,923)
                                                                      ----------

      Expenses, net ............................................................         2,056
                                                                                    ----------

Net investment income ..........................................................        48,643
                                                                                    ----------

Net increase in net assets resulting from operations ...........................    $   48,643
                                                                                    ==========

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
US Treasury Money Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                         1999          1998
                                                                      ----------    ----------
Increase (Decrease) in Net Assets
Operations
   Net investment income ...........................................  $   48,643    $   56,898
   Net realized gain (loss) ........................................          --            44
                                                                      ----------    ----------

      Net increase in net assets resulting from operations .........      48,643        56,942
                                                                      ----------    ----------

Distributions
   From net investment income ......................................     (48,643)      (56,898)
                                                                      ----------    ----------

Share Transactions
   Net increase (decrease) in net assets from share transactions ...     115,247        83,478
                                                                      ----------    ----------

Total Net Increase (Decrease) in Net Assets ........................     115,247        83,522

Net Assets
   Beginning of period .............................................   1,000,367       916,845
                                                                      ----------    ----------

   End of period ...................................................  $1,115,614    $1,000,367
                                                                      ==========    ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
US Treasury Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Fiscal Years Ended August 31,
                                                ------------------------------------------------------------------
                                                   1999          1998          1997          1996          1995
                                                ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period ........   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                ----------    ----------    ----------    ----------    ----------

Income From Operations
   Net investment income ....................        .0473         .0540         .0515         .0529         .0536
                                                ----------    ----------    ----------    ----------    ----------

Distributions
   From net investment income ...............       (.0473)       (.0540)       (.0515)       (.0529)       (.0536)
                                                ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ..............   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                ==========    ==========    ==========    ==========    ==========

Total Return (%) ............................         4.84          5.53          5.36          5.42          5.48

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands)    1,115,614     1,000,367       916,845       189,004       160,893

   Ratios to average net assets (%):
      Operating expenses, net (a) ...........          .20           .20           .20           .20           .13
      Operating expenses, gross (a) .........          .39           .39           .46           .38           .39
      Net investment income .................         4.73          5.40          5.28          5.29          5.38

(a)   See Note 4 for current period amounts.


14 Annual Report

SSgA
US Treasury Money Market Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA US Treasury Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded daily on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each funds' shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.


                                                                Annual Report 15

SSgA
US Treasury Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Deferred organization expenses: The Fund has incurred expenses in connection with its organization and initial registration. These costs have been deferred and are being amortized over 60 months on a straight-line basis.

      Repurchase agreements: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. State Street Bank and Trust Company (the "Advisor") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $971,335,951 and $625,000,000, respectively.

4.    Related Parties

      Adviser: The Investment Company has investment advisory agreements with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rates of .25% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. As of August 31, 1999, the receivable due from the Adviser for expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $26,214 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, up to a maximum of 5%, for the


16 Annual Report

SSgA
US Treasury Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and shareholder servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser. For these services, the Fund pays .025% to the Adviser, based upon the average daily value of all Fund shares held. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $256,889 by the Adviser.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999 each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon its relative net assets.


                                                                Annual Report 17

SSgA
US Treasury Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

          Advisory fees                     $108,240
          Administration fees                 27,598
          Custodian fees                      55,197
          Distribution fees                   18,866
          Shareholder servicing fees          21,156
          Transfer agent fees                 24,635
          Trustees' fees                       2,153
                                            --------
                                            $257,845
                                            ========

      Beneficial interest: As of August 31, 1999, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 58% and 15%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (On a Constant Dollar Basis):

                                                      (amounts in thousands)
                                                  Fiscal Years Ended August 31,
                                                  -----------------------------
                                                       1999          1998
                                                    ----------    ----------
     Proceeds from shares sold ..................    8,297,431     9,616,163
     Proceeds from reinvestment of distributions         9,755        16,817
     Payments for shares redeemed ...............   (8,191,939)   (9,549,502)
                                                    ----------    ----------
     Total net increase (decrease) ..............      115,247        83,478
                                                    ==========    ==========


18 Annual Report

SSgA US Treasury Money Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 19

                                  SSgA(R) Funds
                                 Yield Plus Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  15

Notes to Financial Statements.................................  16

Fund Management and Service Providers.........................  22

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Yield Plus Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Yield Plus Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Yield Plus Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. John Reohr, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund since January 1998. Mr. Reohr joined SSgA in April 1993 with responsibilities in cash and enhanced cash portfolio management. Mr. Reohr began his Fixed Income career in 1983 working for Lehman Brothers' Treasury Trading Desk. Until 1989, Mr. Reohr managed short and intermediate Fixed Income portfolios for Continental Bank. Since then, Mr. Reohr has also managed government, mortgage, money market, and Federal Funds arbitrage portfolios for the Federal Home Loan Bank of Boston. He earned his BA in Political Science at Dickinson College and his MBA from the University of Chicago. There are ten other portfolio managers working with Mr. Reohr.


                                                                 Annual Report 5

SSgA Yield Plus Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income; preservation of capital and liquidity.

Invests in: High quality, investment grade, debt instruments including: US Government Treasuries and Agencies, corporate bonds, asset-backed securities, mortgage-backed securities, and high quality money market instruments maintaining duration to one year or less.

Strategy: Fund Managers base their decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply/demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Dates        Yield Plus Fund     Salomon 3-Month T-Bill   Salomon 6-Month T-Bill
Inception*       $10,000                $10,000                  $10,000
   1993          $10,285                $10,256                  $10,273
   1994          $10,660                $10,621                  $10,650
   1995          $11,301                $11,213                  $11,271
   1996          $11,948                $11,813                  $11,888
   1997          $12,626                $12,433                  $12,532
   1998          $13,308                $13,082                  $13,209
   1999          $13,929                $13,688                  $13,842
================================================================================

Performance Review

The SSgA Yield Plus Fund performed well this year, returning 4.67%, 2 basis points over the Salomon Smith Barney 3-Month Treasury Bill Index return of 4.65%, and 14 basis points under the Salomon Smith Barney 6-Month Treasury Bill Index return of 4.81%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind.

During the fall of 1998, the capital markets focused on the possibility for "financial Armageddon" due to the Russian crisis and the initial liquidation of Long Term Capital Management's hedge fund portfolio. The two-year Treasury note rallied 120 basis points, to the low yield for the year of 3.82%. Coincident with the Treasury rally, the risk premium for all non-Treasury debt increased markedly. The Manager believes the market re-priced all credit risks. Swap spreads reflect these generic market requirements for accepting credit risk, as they represent the yield difference between Treasuries and top tier international banks. These spreads are highly correlated with spreads on corporate bonds, asset-backed

--------------------------------------------------------------------------------
SSgA Yield Plus Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
-----------------     ------------        ------
1 Year                $     10,467         4.67%
5 Years               $     13,070         5.50%+
Inception             $     13,929         4.99%+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
-----------------     ------------        ------
1 Year                $     10,465         4.65%
5 Years               $     12,890         5.21%+
Inception             $     13,688         4.70%+

--------------------------------------------------------------------------------
Salomon Smith Barney 6-Month Treasury Bill Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
-----------------     ------------        ------
1 Year                $     10,481         4.81%
5 Years               $     12,999         5.39%+
Inception             $     13,842         4.88%+

See related Notes on following page.


6 Annual Report

SSgA Yield Plus Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

securities, mortgages, and other investments held by the Fund. The Federal Reserve reacted by lowering the Federal Funds Rate by 75 basis points to guard against global recession and to restore confidence in the marketplace.

The spring of 1999 saw improving liquidity and diminished fear in the market. The market normalized and demand for Treasuries declined, pushing the yield on two-year notes up 120 basis points to 5.00%. The required risk premium for credit exposure declined as well, and three-year swap spreads tightened to 49 basis points, a low for the year. In May, the market began to focus on the reasonable prospects for global recovery as well as the possibility that the Federal Reserve would take back its previous eases. Additionally, the impending arrival of Y2K began to affect the market, as issuers sought to gain funding earlier into the year in an attempt to avoid any year-end market disruptions. With no exogenous events, the supply shifts overwhelmed demand and credit spreads exploded. Three-year swaps reached 88 basis points. The Fed increased rates 25 basis points in both June and August driving two-year note yields to a high of 5.77%.

The year was an exceptionally unpredictable and volatile year for both interest rates and credit spreads. The two-year note traded in a range encompassing 191 basis points, ending the year 94 basis points higher than where it began. The volatility of swap spreads and the trend towards wider spreads hurt the prices of the Fund's holdings.

Market and Portfolio Highlights

The market's erratic behavior greatly limited investment themes with the potential to produce consistent positive returns. Additionally, security dealers reduced their capital allocation to secondary trading which markedly diminished liquidity. As a consequence, trading volume declined steadily through the course of the year and dealer bid/ask spreads widened. Given this background, the Manager sought to minimize turnover and take advantage of relative value opportunities in the market.

The Fund's duration was extended to around 180 days in order to take advantage of the steeper yield curve, and to be more consistent with the other funds in its peer group. The 1-month to 1-year LIBOR curve steepened from -13 basis points to +68 basis points during the year. Short duration fixed rate Asset Backed Securities are priced off of the LIBOR curve and were utilized to accomplish the duration extension.

--------------------------------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)                  August 31, 1999
--------------------------------------------------------------------------------

Federal National Mortgage Association                    10.1%
Government National Mortgage Association                  8.2
Federal Home Loan Mortgage Corp.                          6.3
AT&T Capital Corp.                                        5.9
Bank Boston Corp.                                         4.9
Household Finance Corp.                                   4.7
Household Consumer Loan Trust                             4.3
Lehman Brothers Holdings, Inc.                            4.2
Superior Wholesale Inventory Financing Trust              4.1
National Westminister Finance                             4.0

--------------------------------------------------------------------------------

                     ---------------------------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on November 9, 1992. Index comparisons began November 1, 1992.

++ Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

++++ The total return calculated for the Salomon Smith Barney 6-Month Treasury Bills Index includes principal gain or loss, income and reinvestment of proceeds. The Index is based on a rolling maturity concept and holding the bond to maturity. For example, the Index will contain, at any point, issues with 1-6 months of remaining maturity.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Yield Plus Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                         /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Yield Plus Fund
                                                         Statement of Net Assets
                                                                 August 31, 1999

                                             Principal        Market
                                               Amount          Value
                                               (000)           (000)
                                                 $               $
                                             ---------        ------
Long-Term Investments - 91.1%
Asset-Backed Securities - 23.6%
Amresco Residential Securities Mortgage
    Loan Trust
    Series 1997-3 Class A10
      5.529% due 09/01/27 (a)                    2,998         3,013
    Series 1998-1 Class A7
      5.539% due 10/25/27 (a)                    3,233         3,233
Capital One Master Trust
    Series 1995-1 Class A
      5.459% due 10/15/03 (a)                    4,000         3,997
CIT RV Trust
    Series 1996-A Class A
      5.400% due 12/15/11                        7,112         7,058
Contimortgage Home Equity Loan Trust
    Series 1996-1 Class A4
      5.980% due 01/15/11                          290           289
Delta Funding Home Equity Loan Trust
    Series 1998-1 Class A2F
      6.310% due 08/25/19                       10,000         9,932
EQCC Home Equity Loan Trust
    Series 1998-1 Class A1F
      6.210% due 12/15/07                        1,582         1,578
    Series 1999-3 Class A2F
      6.887% due 10/25/13                       10,000         9,938
General Electric Capital Mortgage
    Services, Inc.
    Series 1997-HE3 Class A3
      6.520% due 08/25/13                        3,942         3,929
Household Consumer Loan Trust
    Series 1996-2 Class A2
      5.589% due 08/15/06 (a)                   21,333        21,113
IMC Home Equity Loan Trust
    Series 1998-3 Class A3
      6.160% due 05/20/14 (a)                   10,000         9,933
Saxon Asset Securities Trust
    Series 1998-3 Class AF2
      5.750% due 05/25/18 (a)                   13,000        12,838
Saxon Asset Securities Trust
    Step Up Bond
    Series 1996-2 Class A6
      5.579% due 11/25/26 (a)                    3,941         3,927
Superior Wholesale Inventory
    Financing Trust
    Series 1999-A Class A1
      5.394% due 05/15/06 (a)                   20,000        19,913
Textron Financial Corp. Receivables
    Series 1997-A Class A
      6.050% due 03/16/09                        4,130         4,118
    Series 1998-A Class A1
      5.820% due 01/15/02 (a)                    5,713         5,695
The Money Store Home Equity Trust
    Series 1994-A Class A3
      5.525% due 09/15/18 (a)                    1,506         1,492
    Series 1998-B Class AF2
      6.115% due 06/15/10                        1,917         1,914
                                                            --------
                                                             123,910
                                                            --------

Corporate Bonds and Notes - 27.9%
Airtouch Communications, Inc.
      7.125% due 07/15/01                        5,000         5,029
AT&T Capital Corp.
      7.500% due 11/15/00 (MTN)                  5,750         5,782
    Series G
      5.480% due 04/09/01 (MTN)(a)              23,000        22,988
BankBoston Corp.
      5.605% due 02/10/01 (a)                    5,000         4,977
      5.605% due 08/24/01 (MTN)(a)               9,000         8,951
      5.460% due 07/14/03 (MTN)(a)              10,000         9,807
Boeing Capital Corp.
      5.364% due 03/27/02 (MTN)(a)              12,500        12,394
Case Credit Corp.
    Series B
      5.500% due 08/01/01 (MTN)(a)               5,500         5,492


                                                                 Annual Report 9

SSgA
Yield Plus Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                             Principal        Market
                                               Amount          Value
                                               (000)           (000)
                                                 $               $
                                             ---------        ------
Caterpillar Financial Services Corp.
    Series F
      5.460% due 07/09/01 (MTN)(a)              12,000        12,023
Finova Capital Corp.
      5.633% due 08/14/01 (MTN)(a)              14,000        13,993
Goldman Sachs Group L.P.
      5.316% due 06/02/04 (a)                    5,000         4,957
Household Finance Corp.
      5.455% due 06/17/05 (MTN)(a)              23,000        22,933
Lehman Brothers Holdings, Inc.
    Series E
      6.375% due 03/15/01 (MTN)                  8,500         8,424
Raytheon Co.
      6.300% due 08/15/00                        5,000         4,995
Sprint Spectrum L.P. Step Up Bond
    Zero Coupon due 08/15/06 (a)                 4,000         3,656
                                                            --------
                                                             146,401
                                                            --------

Eurodollar Bonds - 14.7%
Allied Irish Banks
      5.613% due 10/31/06 (MTN)(a)              15,000        14,915
Bankers Trust Australia
      5.366% due 06/02/08 (a)                   17,500        17,224
Denmark Danske Bank
      5.664% due 06/04/06 (a)                    2,000         1,981
Finova Capital Corp.
    Series EMTN
      5.426% due 06/18/03 (MTN)(a)               2,000         1,988
Lehman Brothers Holdings PLC
      5.500% due 02/20/01 (MTN)(a)               5,000         4,983
      5.369% due 09/03/02 (MTN)(a)               7,300         7,214
Lloyds Bank PLC
      5.563% due 06/29/49 (a)(e)                 4,000         3,385
National Westminster Finance
      5.188% due 04/18/05 (a)                   20,000        19,582
Nordbanken AB
    Series 35
      5.597% due 03/29/49 (MTN)(a)               6,250         6,077
                                                            --------
                                                              77,349
                                                            --------

Mortgage-Backed Securities - 24.9%
Federal Home Loan Mortgage Corp. Participation
    Certificate
      7.000% due 2000                              347           347
      6.065% due 2018 (a)                        2,561         2,565
      6.855% due 2020 (a)                        6,876         6,988
      6.983% due 2020 (a)                       12,967        13,166
      6.586% due 2023 (a)                          943           958
      6.983% due 2024 (a)                        2,317         2,368
Federal Home Loan Mortgage Corp.
    Interest Only Strip
      6.029% due 07/01/29 (a)                    4,413         4,402
Federal National Mortgage Association
      6.906% due 2008 (a)                        4,546         4,630
      8.000% due 2013                            4,481         4,536
      5.878% due 2019 (a)                        5,142         5,171
      5.893% due 2019 (a)                          975           984
      6.460% due 2020 (a)                        3,779         3,884
      6.627% due 2022 (a)                       12,141        12,516
      6.341% due 2023 (a)                        4,648         4,712
      6.798% due 2025 (a)                        1,802         1,852
      6.826% due 2030 (a)                       10,812        11,101
Government National Mortgage Association
      8.000% due 2012                            1,454         1,495
      4.500% due 2028 (a)                       30,596        29,793
      4.500% due 2029 (a)                        8,857         8,556
Main Place Real Estate Investments
      5.457% due 10/25/00 (a)                   11,000        11,000
                                                            --------
                                                             131,024
                                                            --------

Total Long-Term Investments
(cost $482,237)                                              478,684
                                                            --------


10 Annual Report

SSgA
Yield Plus Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                             Principal        Market
                                               Amount          Value
                                               (000)           (000)
                                                 $               $
                                             ---------        ------
Short-Term Investments - 1.9%
AIM Short Term Investment Portfolio
    Class A (b)                                  9,331         9,331
United States Treasury Bills
      4.768% due 11/18/99 (c)(d)                   650           643
                                                            --------

Total Short-Term Investments
(cost $9,974)                                                  9,974
                                                            --------

Total Investments - 93.0%
(identified cost $492,211)                                   488,658

Other Assets and Liabilities,
Net - 7.0%                                                    36,836
                                                            --------

Net Assets - 100.0%                                          525,494
                                                            ========

                                                          Unrealized
                                              Number     Appreciation
                                                of      (Depreciation)
                                             Contracts       (000)
                                             ---------  --------------
Futures Contracts

Eurodollar Financial
    Futures Contracts
    Expiration date 06/00                          200      $   (149)
                                                            --------

Total Unrealized Appreciation
    (Depreciation) on Open
    Futures Contracts Purchased                             $   (149)
                                                            ========

(a)   Adjustable or floating-rate security.
(b)   At cost, which approximates market.
(c)   Rate noted is yield-to-maturity (Unaudited).
(d) Held as collateral in connection with futures contracts purchased by the Fund.
(e)   Perpetual floating rate note.

Abbreviations:
MTN - Medium Term Note

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Yield Plus Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $492,211) ............................   $488,658
Cash ........................................................................      1,836
Receivables:
   Dividends and interest ...................................................      3,394
   Investments sold .........................................................     42,688
   Fund shares sold .........................................................     11,919
Prepaid expenses ............................................................         12
                                                                                --------

      Total Assets ..........................................................    548,507

Liabilities
Payables:
   Dividends ......................................................   $ 2,246
   Investments purchased ..........................................    19,324
   Fund shares redeemed ...........................................     1,095
   Accrued fees to affiliates .....................................       298
   Other accrued expenses .........................................        22
   Daily variation margin on futures contracts ....................        28
                                                                      -------

      Total Liabilities .....................................................     23,013
                                                                                --------

Net Assets ..................................................................   $525,494
                                                                                ========

Net Assets Consist of:
Accumulated distributions in excess of net investment income ................   $   (108)
Accumulated net realized gain (loss) ........................................     (2,897)
Unrealized appreciation (depreciation) on:
   Investments ..............................................................     (3,553)
   Futures contracts ........................................................       (149)
Shares of beneficial interest ...............................................         53
Additional paid-in capital ..................................................    532,148
                                                                                --------

Net Assets ..................................................................   $525,494
                                                                                ========

Net Asset Value, offering and redemption price per share:
   ($525,493,532 divided by 53,062,054 shares of $.001 par value
      shares of beneficial interest outstanding) ............................   $   9.90
                                                                                ========

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Yield Plus Fund

Statement of Operations
Amount in thousands                    For the Fiscal Year Ended August 31, 1999

Investment Income
   Interest .................................................................    $35,556
   Dividends ................................................................        719
                                                                                 -------

      Total Investment Income ...............................................     36,275

Expenses
   Advisory fees ..................................................   $ 1,590
   Administrative fees ............................................       198
   Custodian fees .................................................        71
   Distribution fees ..............................................       249
   Transfer agent fees ............................................        79
   Professional fees ..............................................        24
   Registration fees ..............................................        38
   Shareholder servicing fees .....................................       296
   Trustees' fees .................................................        15
   Miscellaneous ..................................................        42
                                                                      -------

      Total Expenses ........................................................      2,602
                                                                                 -------

Net investment income .......................................................     33,673
                                                                                 -------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ....................................................      (675)
   Futures contracts ..............................................      (296)
   Options written ................................................        10       (961)
                                                                      -------
Net change in unrealized appreciation (depreciation) on:
   Investments ....................................................    (2,355)
   Futures contracts ..............................................      (127)    (2,482)
                                                                      -------    -------

Net realized and unrealized gain (loss) .....................................     (3,443)
                                                                                 -------

Net increase (decrease) in net assets resulting from operations .............    $30,230
                                                                                 =======

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Yield Plus Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                                 1999         1998
                                                                              ---------    ---------
Increase (Decrease) in Net Assets
Operations
   Net investment income ..................................................   $  33,673    $  35,386
   Net realized gain (loss) ...............................................        (961)        (353)
   Net change in unrealized appreciation (depreciation) ...................      (2,482)      (1,655)
                                                                              ---------    ---------

      Net increase (decrease) in net assets resulting from operations .....      30,230       33,378
                                                                              ---------    ---------

Distributions
   From net investment income .............................................     (33,598)     (35,250)
   In excess of net investment income .....................................        (102)        (136)
                                                                              ---------    ---------

      Net decrease from distributions .....................................     (33,700)     (35,386)
                                                                              ---------    ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..........    (143,501)    (165,582)
                                                                              ---------    ---------

Total Net Increase (Decrease) in Net Assets ...............................    (146,971)    (167,590)

Net Assets
   Beginning of period ....................................................     672,465      840,055
                                                                              ---------    ---------
   End of period (including accumulated distributions in excess of
      net investment income of $108 and $75, respectively) ................   $ 525,494    $ 672,465
                                                                              =========    =========

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Yield Plus Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      Fiscal Years Ended August 31,
                                                          -----------------------------------------------------
                                                            1999       1998       1997       1996        1995
                                                          -------    -------    -------    -------    ---------
Net Asset Value, Beginning of Period ..................   $  9.97    $ 10.01    $ 10.00    $ 10.00    $    9.99
                                                          -------    -------    -------    -------    ---------

Income From Operations
   Net investment income (a) ..........................       .54        .57        .54        .56          .56
   Net realized and unrealized gain (loss) ............      (.07)      (.04)       .01         --          .02
                                                          -------    -------    -------    -------    ---------

     Total Income From Operations .....................       .47        .53        .55        .56          .58
                                                          -------    -------    -------    -------    ---------

Distributions
   From net investment income .........................      (.54)      (.57)      (.54)      (.56)        (.56)
   From net realized gain on investments ..............        --         --         --         --         (.01)
                                                          -------    -------    -------    -------    ---------

     Total Distributions ..............................      (.54)      (.57)      (.54)      (.56)        (.57)
                                                          -------    -------    -------    -------    ---------

Net Asset Value, End of Period ........................   $  9.90    $  9.97    $ 10.01    $ 10.00    $   10.00
                                                          =======    =======    =======    =======    =========

Total Return (%) ......................................      4.67       5.40       5.67       5.73         6.01

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) .........   525,494    672,465    840,055    933,485    1,447,097

   Ratios to average net assets (%):
     Operating expenses ...............................       .41        .41        .38        .36          .38
     Net investment income ............................      5.29       5.66       5.42       5.59         5.64

   Portfolio turnover rate (%) ........................    167.12     249.10      92.38      97.05       199.69

(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.


                                                                Annual Report 15

SSgA
Yield Plus Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Yield Plus Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

      Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


16 Annual Report

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1999, the Fund had net tax basis capital loss carryovers of $1,086,432 and $1,891,302, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates of August 31, 2004, and August 31, 2007, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $68,543 incurred from November 1, 1998 to August 31,1999, and treat it as arising in fiscal year 2000.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                          Net Unrealized
                           Unrealized       Unrealized     Appreciation
       Federal Tax Cost   Appreciation    (Depreciation)  (Depreciation)
       ----------------   ------------    --------------  --------------
         $492,210,831       $426,025       $(3,978,635)    $(3,552,610)

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in certain fixed income securities purchased at a discount, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Forward commitments/Mortgage dollar rolls: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund purchases a mortgage security and sells a similar mortgage security before settlement of the purchased mortgage security occurs. The Fund may realize a short-term gain (or loss), based on market movements, upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.


                                                                Annual Report 17

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Derivatives: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

      The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

      Futures: The Fund utilizes exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding US Government and Agency obligations, short-term investments, futures contracts, and repurchase agreements aggregated to $881,885,633 and $913,510,977, respectively.

      For the year ended August 31, 1999, purchases and sales of US Government and Agency obligations, excluding short-term investments and futures contracts, aggregated to $128,305,769 and $154,051,557, respectively.

      Futures transactions: The Fund's transactions in futures contracts for the year ended August 31, 1999, were as follows:

                                                   Futures Contracts                Futures Contracts
                                                       Sold Short                       Purchased
                                              -----------------------------    ----------------------------
                                                                Aggregate                       Aggregate
                                              Number of       Face Value of    Number of      Face Value of
                                              Contracts       Contracts (1)    Contracts      Contracts (1)
                                              ---------       -------------    ---------      -------------
      Outstanding at August 31, 1998                35        $  8,271,130           --        $         --
      Contracts opened                             172          40,915,396          600         141,654,138
      Contracts closed                            (207)        (49,186,526)        (400)        (94,630,300)
                                                 -----        ------------        -----        ------------
      Outstanding at August 31, 1999                --        $         --          200        $ 47,023,838
                                                 =====        ============        =====        ============

      (1) The aggregate face value of contracts is computed on the date each contract was opened.


18 Annual Report

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, there were no outstanding securities on loan.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing, and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $73,798 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and
      (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the


                                                                Annual Report 19

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Fund (up to a maximum of 10% for the period September 1, 1997 to December 31, 1997, up to a maximum of 5% for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $159,026, $1,248, $38,663 and $95,744, by the
      Adviser, SSBSI, Commercial Banking, and Solutions, respectively. The Fund did not incur any expenses from RIS during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.


20 Annual Report

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                       $ 219,759
            Administration fees                    15,373
            Custodian fees                         14,310
            Distribution fees                       3,313
            Shareholder servicing fees             18,546
            Transfer agent fees                    25,195
            Trustees' fees                          1,832
                                                ---------
                                                $ 298,328
                                                =========

      Beneficial Interest: As of August 31, 1999, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 52% and 11%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                       Fiscal Years Ended August 31,
                                            --------------------------------------------------
                                                    1999                       1998
                                            -----------------------    -----------------------
                                             Shares       Dollars       Shares       Dollars
                                            --------    -----------    --------    -----------
      Proceeds from shares sold               91,330    $   905,446     187,164    $ 1,870,329
      Proceeds from reinvestment of
         distributions                         3,008         29,841       3,401         33,983
      Payments for shares redeemed          (108,708)    (1,078,788)   (207,076)    (2,069,894)
                                            --------    -----------    --------    -----------

      Total net increase (decrease)          (14,370)   $  (143,501)    (16,511)   $  (165,582)
                                            ========    ===========    ========    ===========


                                                                Annual Report 21

SSgA Yield Plus Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


22 Annual Report

                                  SSgA(R) Funds
                                Bond Market Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  18

Notes to Financial Statements.................................  19

Tax Information...............................................  25

Fund Management and Service Providers.........................  26

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Bond Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Bond Market Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Bond Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. John Kirby, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Bond Market Fund since the Fund's inception. Prior to joining State Street Bank in 1995, Mr. Kirby was an account manager with Lowell, Blake & Associates. Prior to that he was a portfolio manager with One Federal Asset Management, and an asset/liability risk specialist at Cambridge Port Savings. He has a BA from Boston College and is a CFA candidate. There are six other portfolio managers working with Mr. Kirby.


                                                                 Annual Report 5

SSgA Bond Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize total return by investing in fixed income securities.

Invests in: Investment grade debt instruments including: US Government Treasuries, agencies, corporate bonds, asset-backed securities, mortgage-backed securities and CMBS.

Strategy: Fund managers make investment decisions to seek to exceed the return of the Lehman Brothers Aggregate Bond Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates        Bond Market Fund       Lehman Brothers Aggregate Bond Index**
Inception*         $10,000                          $10,000
   1996             $9,781                           $9,824
   1997            $10,707                          $10,806
   1998            $11,762                          $11,949
   1999            $11,770                          $12,041
================================================================================

Performance Review

For the year ended August 31, 1999, the SSgA Bond Market Fund returned 0.07% versus 0.80% for its benchmark, the Lehman Brothers Aggregate Bond Index. Deviation from the benchmark was principally due to payment of operating expenses by the Fund, whereas the benchmark does not include expenses of any kind. The Fund seeks to outperform the Index by taking active exposure to corporate and mortgage securities compared to the benchmark. During the last two months of the fiscal year, a period of time in which spreads widened, the Fund was overweight in those two sectors relative to Treasuries.

--------------------------------------------------------------------------------
SSgA Bond Market Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,007         0.07%
Inception             $     11,770         4.68%+

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,080         0.80%
Inception             $     12,041         5.33%+

See related Notes on following page.


6 Annual Report

SSgA Bond Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

The Fund does not actively seek interest rate risk. The primary source of risk in the portfolio results from the Fund's sector over/underweight positions versus the Index. This risk profile is less volatile than one resulting from active duration management. Over the past twelve months, the portfolio's tracking error versus the Index fluctuated, as the sector weightings were reduced or increased in response to changing market conditions.

The interest rate environment was volatile during the fiscal year ended August 31, 1999. The Federal Reserve helped to alleviate the global liquidity crisis in the second half of calendar 1998 by lowering the Federal Funds rate by 75 basis points. Absent this crisis, it was widely perceived that the Fed was poised to raise rates to curtail increasing US economic growth. This surprise turnaround, coupled with a global flight- to-quality, created a significant decline in US interest rates through early October 1998 that resulted in the yield on the 10-year Treasury falling to a low of 4.15. Rates subsequently trended higher, with the 10-year Treasury yielding 5.98% on August 31, 1999.

Market and Portfolio Highlights

In November 1998, the Fund moved to a slight overweighting in spread products (asset classes that offer extra yield as compensation for their imbedded risks) in order to take advantage of the increased risk premium associated with owning corporate and mortgage securities. At this time, a core Corporate exposure was opportunistically added in Industrial, Finance, and Yankee securities, with this position subsequently refined to include a diversified list of issuers. These Corporate sector and security selections enabled the portfolio to more closely approximate the Lehman Corporate Index. In May 1999, liquidity diminished as a Federal Reserve Bank tightening bias caused a two-tier market to develop, resulting in spreads widening and corporate debt cheapening. In an effort to maximize what liquidity remained in the market, the Fund focused on corporate bond issues that had support from the brokerage community. Also at this time, mortgage spreads widened as a result of volatile Treasury yields and increasing swap rates.

The Fund was managed consistently with its objective to maximize total return by investing in fixed income securities, including those represented by the Lehman Brothers Aggregate Bond Index. On August 31, 1999, the Fund's duration matched the Index duration of 5.04 years.

The current weightings of the Fund reflect a constructive outlook on the global financial markets. The perceived risks in the fixed income markets appear to be outweighed by the generous spreads currently being offered. Consequently, the Fund continues to be overweight corporate and mortgage-backed securities relative to the Index.

--------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

Federal National Mortgage Association           15.9%
United States Government Treasuries             14.6
Federal Home Loan Bank                          12.8
Federal Home Loan Mortgage Corp.                10.6
Government National Mortgage Association         7.8
General Motors Acceptance Corp.                  3.1
COMM                                             1.3
Premier Automobile Trust                         1.3
Ford Motor Credit Co.                            1.3
Bear Stearns Commercial Mortgage
  Securities, Inc.                               1.3

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Bond Market Fund commenced operations on February 7, 1996. Index comparisons began February 1, 1996.

** The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price appreciation/depreciation and income as a percentage of the original investment.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Bond Market Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended, and for the period February 7, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Bond Market Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                           Principal      Market
                                                             Amount        Value
                                                             (000)         (000)
                                                               $             $
                                                           ---------      ------
Long-Term Investments - 98.8%
Asset-Backed Securities - 3.3%
CIT RV Trust
  Series 1996-B Class A2
    6.400% due 02/15/07                                         96            95
Citibank Credit Card Master Trust I
  Series 1998-6 Class A
    5.850% due 04/10/03                                        830           823
  Series 1999-1 Class A
    5.500% due 02/15/06                                        650           617
Discover Card Master Trust I
  Series 1996-3 Class A
    6.050% due 08/18/08                                        200           189
First USA Credit Card Master Trust
  Series 1997-6 Class A
    6.420% due 03/17/05                                      1,000           997
Ford Credit Auto Loan Master Trust
  Series 1995-1 Class A
    6.500% due 08/15/02                                        200           201
Honda Automobile Lease Trust
  Series 1999-A Class A5
    6.650% due 07/15/05                                      1,100         1,101
MBNA Master Credit Card Trust
  Series 1999-G Class A
    6.350% due 12/15/06                                        950           933
Premier Automobile Trust
  Series 1999-2 Class A3
    5.490% due 02/10/03                                      4,000         3,941
                                                                         -------
                                                                           8,897
                                                                         -------

Corporate Bonds and Notes - 29.2%
Alltel Corp.
    6.650% due 01/15/08                                        850           817
American Financial Group, Inc.
    7.125% due 04/15/09                                        500           462
Anadarko Petroleum Corp.
    7.200% due 03/15/29                                        200           182
Apache Corp.
    7.950% due 04/15/26                                        500           501
Associates Corp. of North America
    6.625% due 05/15/01                                        500           500
Associates First Capital
    7.375% due 08/15/01                                      1,000         1,013
AT&T Capital Corp.
  Series F
    6.875% due 01/16/01 (MTN)                                1,200         1,200
AT&T Corp.
    6.500% due 03/15/29                                      2,050         1,807
Bank of America Corp.
    9.500% due 04/01/01                                      1,000         1,041
    5.875% due 02/15/09                                      1,000           887
Branch Banking & Trust Co.
    5.700% due 02/01/01                                        915           903
Burlington Northern Santa Fe
    7.290% due 06/01/36                                      1,000           976
Canadian National Railway Co.
    6.900% due 07/15/28                                        750           658
CIT Group, Inc.
    5.800% due 03/26/02 (MTN)                                  500           488
    5.910% due 11/10/03 (MTN)                                1,000           957
Citigroup, Inc.
    9.500% due 03/01/02                                        285           302
CMS Panhandle Holding Co.
    6.500% due 07/15/09                                        450           416
Coastal Corp.
    10.000% due 02/01/01                                     1,520         1,584
Comcast Cable Communications
    6.200% due 11/15/08                                        500           452
Conoco, Inc.
    5.900% due 04/15/04                                        500           465
    6.950% due 04/15/29                                        200           184
Continental Airlines
  Series 99-2
    7.256% due 03/15/20                                        300           286
Continental Cablevision, Inc.
    8.300% due 05/15/06                                        500           518
Dana Corp.
    6.250% due 03/01/04                                        500           483


                                                                 Annual Report 9

SSgA
Bond Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                           Principal      Market
                                                             Amount        Value
                                                             (000)         (000)
                                                               $             $
                                                           ---------      ------
Delta Air Lines, Inc.
  Series C
    6.650% due 03/15/04 (MTN)                                  500           483
Donaldson, Lufkin & Jenrette, Inc.
    6.110% due 05/15/01 (MTN)                                  500           495
    5.875% due 04/01/02                                      1,000           976
El Paso Energy Corp.
    6.750% due 05/15/09                                        500           468
Enron Corp.
    9.650% due 05/15/01                                        250           261
    9.125% due 04/01/03                                      1,000         1,055
EOP Operating, L.P.
    6.500% due 01/15/04                                        250           239
Equitable Life Assurance Society
    6.950% due 12/01/05                                        500           493
    7.700% due 12/01/15                                        500           508
Financing Corp.
    9.400% due 02/08/18                                        500           626
Firstar Corp.
    6.350% due 07/13/01                                      1,000           994
Fleet National Bank
  Series BKNT
    5.750% due 01/15/09                                      1,500         1,332
FMR Corp.
    7.570% due 06/15/29                                        500           488
Ford Motor Co.
    7.450% due 07/16/31                                      2,340         2,285
    7.700% due 05/15/97                                        450           436
Ford Motor Credit Co.
    6.375% due 10/06/00                                        500           499
    7.000% due 09/25/01                                        500           503
    6.110% due 12/28/01 (MTN)                                  900           888
    7.500% due 01/15/03                                      1,000         1,012
    5.750% due 02/23/04                                      1,050           998
Gatx Capital Corp.
    6.500% due 11/01/00                                      1,000           995
General Motors Acceptance Corp.
    7.125% due 05/01/01                                        500           504
    5.350% due 05/04/01 (MTN)                                2,000         1,960
    6.450% due 08/27/01 (MTN)                                2,750         2,743
    9.625% due 12/15/01                                        810           858
    5.500% due 01/14/02                                        500           486
    6.000% due 02/01/02                                      1,000           982
    5.950% due 03/14/03                                      1,000           968
    5.750% due 11/10/03                                      1,000           953
Georgia-Pacific Group
    7.250% due 06/01/28                                        300           272
GTE Corp.
    9.375% due 12/01/00                                        800           829
GTE Florida, Inc.
  Series E
    6.860% due 02/01/28                                        140           127
GTE North, Inc.
  Series H
    5.650% due 11/15/08                                        500           450
Harcourt General, Inc.
    7.200% due 08/01/27                                        400           351
Harrahs Operating Co., Inc.
    7.500% due 01/15/09                                         60            56
Hartford Life, Inc.
    7.100% due 06/15/07                                      1,000           975
IBM Corp.
    6.500% due 01/15/28                                      2,000         1,802
International Paper Co.
    6.875% due 04/15/29                                        400           355
J Seagram & Sons, Inc.
    5.790% due 04/15/01                                      2,000         1,970
Kemper Corp.
    6.875% due 09/15/03                                        345           341
Kroger Co.
    6.340% due 06/01/01                                      1,000           991
    6.800% due 12/15/18                                        300           266


10 Annual Report

SSgA
Bond Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                           Principal      Market
                                                             Amount        Value
                                                             (000)         (000)
                                                               $             $
                                                           ---------      ------
Lehman Brothers Holdings, Inc.
    6.625% due 04/01/04                                        500           483
  Series E
    6.375% due 03/15/01 (MTN)                                  500           496
Liberty Media Group
    8.500% due 07/15/29                                        500           488
Mack-Cali Realty L.P.
    7.000% due 03/15/04                                      1,000           968
Masco Corp.
    7.125% due 08/15/13                                        250           236
    6.625% due 04/15/18                                        250           215
Massachusetts Mutual Life
    7.625% due 11/15/23                                        500           505
MCI WorldCom, Inc.
    6.400% due 08/15/05                                      1,000           961
    6.950% due 08/15/28                                      1,000           927
Mellon Financial Co.
    5.750% due 11/15/03                                        500           474
Midamerican Funding LLC
    6.339% due 03/01/09                                        400           380
Morgan Stanley Dean Witter & Co.
    5.625% due 01/20/04 (MTN)                                  500           473
National City Bank of Cleveland, Ohio
    6.350% due 03/15/01                                      1,000           996
New York Life Insurance Co.
    6.400% due 12/15/03                                      1,500         1,468
News America Holdings, Inc.
    9.250% due 02/01/13                                        750           814
Niagara Mohawk Power Corp.
  Series G
    7.750% due 10/01/08                                        500           500
Northrop-Grumman Corp.
    9.375% due 10/15/24                                        400           428
Occidental Petroleum Corp.
    7.375% due 11/15/08                                        600           583
Paine Webber Group, Inc.
    6.375% due 05/15/04                                      1,000           962
Pennzoil-Quaker State Co.
    7.375% due 04/01/29                                        500           459
Pepsi Bottling Group, Inc.
  Series B
    7.000% due 03/01/29                                        500           454
Progressive Corp.
    6.625% due 03/01/29                                        200           175
Raytheon Co.
    6.300% due 03/15/05                                      1,000           963
Rohm & Haas Co.
    7.850% due 07/15/29                                      1,000         1,009
Saks, Inc.
    8.250% due 11/15/08                                      1,000           984
Simon Property Group, Inc.
    7.125% due 02/09/09                                        300           276
Sola International, Inc.
    6.875% due 03/15/08                                        150           131
Solutia, Inc.
    7.375% due 10/15/27                                        150           138
Sprint Capital Corp.
    6.875% due 11/15/28                                      1,000           895
Sun Life Canada (US) Capital Trust
    8.526% due 05/29/49 (d)                                    500           485
Suntrust Banks, Inc.
    6.125% due 02/15/04                                      1,300         1,246
Tele-Communications, Inc.
    7.875% due 02/15/26                                        250           258
Time Warner, Inc.
    7.250% due 10/15/17                                        500           474
Tommy Hilfiger USA, Inc.
    6.850% due 06/01/08                                      1,000           915
TRW, Inc.
    6.450% due 06/15/01                                      1,000           996
US Bancorp
    7.625% due 05/01/05                                        500           509
USA Waste Services, Inc.
    6.500% due 12/15/02                                      1,000           929
Vastar Resources, Inc.
    6.500% due 04/01/09                                        500           475
Wal-Mart Stores, Inc.
    6.875% due 08/10/09                                      1,500         1,488


                                                                Annual Report 11

SSgA
Bond Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                           Principal      Market
                                                             Amount        Value
                                                             (000)         (000)
                                                               $             $
                                                           ---------      ------
Weyerhaeuser Co.
    7.125% due 07/15/23                                        200           188
Williams Cos., Inc.
    7.625% due 07/15/19                                        450           432
Xerox Capital Trust I
    8.000% due 02/01/27                                        500           473
Zions Institutional Capital Trust A
    8.536% due 12/15/26                                        400           384
                                                                         -------
                                                                          78,448
                                                                         -------

Eurodollar Bonds - 3.6%
Alberta, Province of
    4.875% due 10/29/03                                        500           468
British Sky Broadcasting
    8.200% due 07/15/09                                        230           225
Cable & Wireless Optus, Ltd.
    8.125% due 06/15/09                                        710           709
Chile, Republic of
    6.875% due 04/28/09                                        100            93
Hyder PLC
    6.750% due 12/15/04                                      1,000           965
Korea Development Bank
    7.125% due 04/22/04                                      1,060         1,014
Korea, Republic of
    8.875% due 04/15/08                                        695           718
Ontario, Province of
    7.375% due 01/27/03                                      1,070         1,092
    7.625% due 06/22/04                                        585           607
Quebec, Province of Canada
    5.750% due 02/15/09                                      1,000           903
Telekomunikacja Polska SA
    7.125% due 12/10/03                                      1,000           978
    7.750% due 12/10/08                                        560           536
Xerox Capital Europe plc
    5.750% due 05/15/02                                      1,500         1,460
                                                                         -------
                                                                           9,768
                                                                         -------

Mortgage-Backed Securities - 40.5%
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 1999-WF2 Class A1
    6.800% due 09/15/08                                      1,893         1,895
  Series 1999-WF2 Class A2
    7.080% due 06/15/09                                      1,900         1,912
COMM
  Series 1999-1 Class A2
    6.455% due 09/15/08                                      4,300         4,020
DLJ Commercial Mortgage Corp.
  Series 1998-CF2 Class A1A
    5.880% due 11/12/31                                      2,202         2,087
Federal Home Loan  Mortgage Corp. (b)
    7.000% 30 Year TBA                                       2,300         2,235
    7.500% 30 Year TBA                                      17,490        17,353
Federal Home Loan Mortgage Corp.
  Pools
    8.500% due 2025                                             29            30
Federal Home Loan Mortgage Corp. Participation
  Certificate
    7.000% due 2001                                             65            65
    9.000% due 2004                                             35            36
    9.000% due 2005                                            266           274
    9.000% due 2010                                            263           273
    6.000% due 2011                                             87            83
    8.000% due 2011                                             92            94
    7.000% due 2028                                          3,063         2,977
    7.500% due 2028                                            503           500
    8.500% due 2028                                          2,073         2,138
    6.500% due 2029                                          6,128         5,803
    7.500% due 2029                                            464           461
Federal National Mortgage Association  (b)
    6.000% 30 Year TBA                                       5,000         4,600
    6.500% 30 Year TBA                                      12,225        11,572
    7.000% 30 Year TBA                                      11,075        10,752
    7.500% 30 Year TBA                                       6,800         6,753
    8.000% 30 Year TBA                                         690           699


12 Annual Report

SSgA
Bond Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                           Principal      Market
                                                             Amount        Value
                                                             (000)         (000)
                                                               $             $
                                                           ---------      ------
Federal National Mortgage
  Association Pools
    6.000% due 2009                                            126           121
    6.000% due 2011                                            151           144
    5.500% due 2014                                            160           149
    8.000% due 2023                                              3             3
    8.500% due 2024                                             13            13
    7.500% due 2025                                             66            66
    9.000% due 2026                                             58            61
    6.500% due 2027                                            183           173
    8.000% due 2027                                          3,300         3,343
    7.000% due 2028                                          4,939         4,797
Government National Mortgage
  Association (b)
    7.500% 30 Year TBA                                       1,400         1,388
Government National Mortgage
  Association Pools
    8.000% due 2008                                            100           103
    8.000% due 2012                                          1,104         1,135
   10.000% due 2013                                             19            21
   10.000% due 2014                                              4             4
    7.500% due 2022                                             11            11
    7.000% due 2023                                          1,895         1,849
    7.500% due 2023                                             34            34
    6.500% due 2024                                             32            30
    7.500% due 2024                                            804           800
    8.000% due 2024                                            273           277
    8.500% due 2025                                            135           139
    9.500% due 2025                                             84            90
    8.000% due 2027                                             17            17
    6.000% due 2028                                            364           333
    6.500% due 2028                                          1,611         1,520
    7.000% due 2028                                          7,377         7,149
    7.500% due 2028                                          1,794         1,780
    6.000% due 2029                                          6,796         6,220
    6.500% due 2029                                            720           680
                                                                         -------
                                                                         109,062
                                                                         -------

United States Government Agencies - 2.5%
Federal Home Loan Bank
    7.310% due 06/16/04                                      1,000         1,025
    6.995% due 04/02/07                                        300           300
Federal National Mortgage Association
    5.400% due 05/07/01 (MTN)                                2,000         1,974
    5.875% due 04/23/04                                        100            96
    8.500% due 02/01/05                                      1,500         1,512
    6.560% due 11/26/07                                        400           384
    6.400% due 05/14/09                                      1,000           944
State of Israel United States
  Government Guaranteed Notes
  Series 7-B
    5.700% due 02/15/03                                        500           488
                                                                         -------
                                                                           6,723
                                                                         -------

United States Government
Treasuries - 16.4%
United States Treasury Bonds
   10.000% due 05/15/10                                        320           375
    9.875% due 11/15/15                                        380           509
    8.875% due 08/15/17                                      1,350         1,688
    8.125% due 08/15/19                                      3,645         4,304
    7.625% due 11/15/22                                      3,635         4,148
    5.250% due 11/15/28                                        495           429
    5.250% due 02/15/29                                      5,330         4,662
    3.875% due 04/15/29                                      2,500         2,433
United States Treasury Notes
    5.500% due 08/31/01                                      4,500         4,480
    6.250% due 02/28/02                                      1,000         1,010
    6.250% due 06/30/02                                      1,000         1,010
    5.875% due 09/30/02                                      2,280         2,280
    5.500% due 05/31/03                                        300           296
    6.000% due 08/15/04                                      9,040         9,088
    6.500% due 05/15/05                                        500           510
    5.875% due 11/15/05                                        500           494
    7.000% due 07/15/06                                      3,000         3,135
    6.000% due 08/15/09                                      2,040         2,042


                                                                Annual Report 13

SSgA
Bond Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                          Principal      Market
                                                            Amount        Value
                                                            (000)         (000)
                                                              $             $
                                                          ---------      ------
United States Treasury Strips
    5.890% due 02/15/10                                     2,500         1,284
                                                                        -------
                                                                         44,177
                                                                        -------

Yankee Bonds - 3.3%
Abitibi-Consolidated, Inc.
    8.500% due 08/01/29                                       250           240
AT&T Canada, Inc.
   12.000% due 08/15/07                                       500           568
Banco Santiago SA
    7.000% due 07/18/07                                       300           255
Manitoba, Province of
    9.500% due 10/01/00                                       351           363
  Series CN
    8.750% due 05/15/01                                     1,000         1,036
New Brunswick, Province of
    7.125% due 10/01/02                                       500           505
Petroleum Geo-Services
    7.125% due 03/30/28                                       200           174
    8.150% due 07/15/29                                       100            98
Quebec, Province of
   11.000% due 06/15/15                                     1,000         1,072
Royal Caribbean Cruises, Ltd.
    6.750% due 03/15/08                                       200           183
Saskatchewan, Province of
    6.625% due 07/15/03                                     1,000           995
Svenska Handelsbanken
    8.350% due 07/15/04                                       500           529
Tyco International Group SA
    6.125% due 06/15/01                                     2,000         1,973
    6.875% due 01/15/29                                       500           441
Westpac Banking, Ltd.
    9.125% due 08/15/01                                       500           523
                                                                        -------
                                                                          8,955
                                                                        -------

Total Long-Term Investments
(cost $273,473)                                                         266,030
                                                                        -------

Short-Term Investments - 13.9%
Dreyfus Cash Management Plus, Inc.
  Money Market Fund (a)                                         6             6
Federal Home Loan Bank
  Consolidated Discount Note
    5.080% due 09/15/99  (a)(c)                            37,500        37,426
Federated Investors Prime Cash
  Obligations Fund (a)                                         66            67
                                                                        -------

Total Short-Term Investments
(cost $37,499)                                                           37,499
                                                                        -------

Total Investments - 112.7%
(identified cost $310,972)                                              303,529

Other Assets and Liabilities,
Net - (12.7%)                                                           (34,245)
                                                                        -------

Net Assets - 100.0%                                                     269,284
                                                                        =======

(a)  At cost, which approximates market.
(b)  Forward commitment.
(c)  Rate noted is yield-to-maturity (Unaudited).
(d)  Perpetual floating rate note.

Abbreviations:
MTN - Medium Term Note
TBA - To Be Announced Security

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Bond Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $310,972) ...............................     $  303,529
Receivables:
   Dividends and interest ......................................................          2,740
   Investments sold (regular settlement) .......................................         10,249
   Investments sold (delayed settlement) .......................................         20,540
   Fund shares sold ............................................................            127
                                                                                     ----------

      Total Assets .............................................................        337,185

Liabilities
Payables:
   Investments purchased (regular settlement) ..................      $    3,281
   Investments purchased (delayed settlement) ..................          63,262
   Fund shares redeemed ........................................           1,154
   Accrued fees to affiliates ..................................             161
   Other accrued expenses ......................................              43
                                                                      ----------

      Total Liabilities ........................................................         67,901
                                                                                     ----------

Net Assets .....................................................................     $  269,284
                                                                                     ==========

Net Assets Consist of:
Undistributed net investment income ............................................     $    3,831
Accumulated distributions in excess of net realized gain .......................         (5,227)
Unrealized appreciation (depreciation) on investments ..........................         (7,443)
Shares of beneficial interest ..................................................             28
Additional paid-in capital .....................................................        278,095
                                                                                     ----------

Net Assets .....................................................................     $  269,284
                                                                                     ==========

Net Asset Value, offering and redemption price per share:
   ($269,283,507 divided by 27,951,327 shares of $.001 par value
      shares of beneficial interest outstanding) ...............................     $     9.63
                                                                                     ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Bond Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Interest ....................................................................    $   12,648
   Dividends ...................................................................           522
                                                                                    ----------

      Total Investment Income ..................................................        13,170

Expenses
   Advisory fees ................................................     $      659
   Administrative fees ..........................................             69
   Custodian fees ...............................................            106
   Distribution fees ............................................             76
   Transfer agent fees ..........................................             39
   Professional fees ............................................             15
   Registration fees ............................................             55
   Shareholder servicing fees ...................................             64
   Trustees' fees ...............................................              5
   Miscellaneous ................................................              9
                                                                      ----------

      Total Expenses ...........................................................         1,097
                                                                                    ----------

Net investment income ..........................................................        12,073
                                                                                    ----------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ........................................        (3,422)
Net change in unrealized appreciation (depreciation) on investments ............        (9,931)
                                                                                    ----------

Net realized and unrealized gain (loss) ........................................       (13,353)
                                                                                    ----------

Net increase (decrease) in net assets resulting from operations ................    $   (1,280)
                                                                                    ==========

See the accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
Bond Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                               1999          1998
                                                                            ----------    ----------
Increase (Decrease) in Net Assets
Operations
   Net investment income ................................................   $   12,073    $    7,585
   Net realized gain (loss) .............................................       (3,422)        2,055
   Net change in unrealized appreciation (depreciation) .................       (9,931)        2,334
                                                                            ----------    ----------

      Net increase (decrease) in net assets resulting from operations ...       (1,280)       11,974
                                                                            ----------    ----------

Distributions
   From net investment income ...........................................      (10,558)       (6,281)
   From net realized gain on investments ................................           --          (350)
   In excess of net realized gain on investments ........................       (3,345)           --
                                                                            ----------    ----------

      Net decrease from distributions ...................................      (13,903)       (6,631)
                                                                            ----------    ----------

Share Transactions
   Net increase (decrease) in net assets from share transactions ........       94,316        97,138
                                                                            ----------    ----------

Total Net Increase (Decrease) in Net Assets .............................       79,133       102,481

Net Assets
   Beginning of period ..................................................      190,151        87,670
                                                                            ----------    ----------
   End of period (including undistributed net investment income of
      $3,831 and $2,322, respectively) ..................................   $  269,284    $  190,151
                                                                            ==========    ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 17

SSgA
Bond Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                Fiscal Years Ended August 31,
                                                    ----------------------------------------------------
                                                       1999          1998          1997          1996*
                                                    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period ............   $    10.35    $     9.97    $     9.63    $    10.00
                                                    ----------    ----------    ----------    ----------

Income From Operations
   Net investment income (a) ....................          .54           .55           .53           .27
   Net realized and unrealized gain (loss) ......         (.52)          .40           .35          (.49)
                                                    ----------    ----------    ----------    ----------

      Total Income From Operations ..............          .02           .95           .88          (.22)
                                                    ----------    ----------    ----------    ----------

Distributions
   From net investment income ...................         (.54)         (.54)         (.54)         (.15)
   From net realized gain on investments ........         (.20)         (.03)           --            --
                                                    ----------    ----------    ----------    ----------

      Total Distributions .......................         (.74)         (.57)         (.54)         (.15)
                                                    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ..................   $     9.63    $    10.35    $     9.97    $     9.63
                                                    ==========    ==========    ==========    ==========

Total Return (%)(b) .............................          .07          9.86          9.47         (2.19)

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ...      269,284       190,151        87,670        29,015

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ...............          .50           .48           .50           .63
      Operating expenses, gross (d) .............          .50           .52           .74           .93
      Net investment income .....................         5.50          5.74          6.05          5.66

   Portfolio turnover rate (%)(c) ...............       327.83        300.77        375.72        253.30

*     For the period February 7, 1996 (commencement of operations) to August 31,
      1996.
(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1996 are annualized.
(d)   See Note 4 for current period amounts.


18 Annual Report

SSgA
Bond Market Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Bond Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price.

      Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.


                                                                Annual Report 19

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $5,238,860 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in the fiscal year 2000.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                               Net Unrealized
           Federal Tax         Unrealized       Unrealized      Appreciation
               Cost           Appreciation    (Depreciation)   (Depreciation)
          ------------        ------------    -------------    -------------
          $310,971,431        $    480,147    $  (7,922,831)   $  (7,442,684)

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount, mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Deferred organization expenses: The Fund incurred expenses in connection with its organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

      Forward commitments/Mortgage dollar rolls: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. For example, the Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund purchases a mortgage security and sells a similar mortgage security


20 Annual Report

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      before settlement of the purchased mortgage security occurs. The Fund may realize a short-term gain (or loss), based on market movements, upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $171,213,107 and $109,226,989, respectively.

      For the year ended August 31, 1999, purchases and sales of US Government and Agency obligations, excluding short-term investments, aggregated to $612,020,315 and $602,859,462, respectively.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, there were no outstanding securities on loan.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .50% of average daily net assets on an annual basis. The Investment Company


                                                                Annual Report 21

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $7,142 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, up to a maximum of 5% for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .050%, .050%, and .100% to the Adviser, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $40,428, $25, $33 and $23,894, by the Adviser, SSBI, RIS and Solutions.


22 Annual Report

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                     $  135,393
            Administration fees                    7,270
            Custodian fees                         5,524
            Distribution fees                      1,374
            Shareholder servicing fees             6,468
            Transfer agent fees                    4,827
            Trustees' fees                           451
                                              ----------
                                              $  161,307
                                              ==========

      Beneficial Interest: As of August 31, 1999, one shareholder (who is also a series of the Investment Company) was a record owner of approximately 13% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                     Fiscal Years Ended August 31,
                                                         ----------------------------------------------------
                                                                   1999                        1998
                                                         ------------------------    ------------------------
                                                           Shares        Dollars       Shares        Dollars
                                                         ----------    ----------    ----------    ----------
      Proceeds from shares sold ......................       18,503    $  184,824        13,299    $  134,745
      Proceeds from reinvestment of distributions ....          934         9,418           366         3,664
      Payments for shares redeemed ...................       (9,860)      (99,926)       (4,086)      (41,271)
                                                         ----------    ----------    ----------    ----------

      Total net increase (decrease) ..................        9,577    $   94,316         9,579    $   97,138
                                                         ==========    ==========    ==========    ==========


                                                                Annual Report 23

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of its net assets under the agreement. The Fund did not have any drawdowns during the year.

7.    Dividends

      On September 1, 1999, the Board of Trustees declared a dividend of $0.1316 from net investment income, payable on September 7, 1999 to shareholders of record on September 2, 1999.


24 Annual Report

SSgA
Bond Market Fund

                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

The Fund paid distributions of $603,762 from net long-term capital gains during its taxable year ended August 31, 1999.

Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 25

SSgA Bond Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


26 Annual Report

                                  SSgA(R) Funds
                               S&P 500 Index Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                                       Page

      Chairman's Letter...............................................    4

      Portfolio Management Discussion and Analysis....................    6

      Report of Independent Accountants...............................    8

      Financial Statements............................................    9

      Financial Highlights............................................   21

      Notes to Financial Statements...................................   22

      Tax Information.................................................   28

      Fund Management and Service Providers...........................   29

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA S&P 500 Index Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. James May, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA S&P 500 Index Fund since May 1995. Mr. May has been a portfolio manager in the US Structured Products Group of State Street since January 1994. He served as an Investment Support Analyst in the US Passive Services Group from 1991 to 1993. He holds a BS in Finance from Bentley College and an MBA from Boston College. There are four other portfolio managers working with Mr. May.


                                                                 Annual Report 5

SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: To replicate the total return of the S&P 500 Index.

Invests in: Equity securities.

Strategy: The Fund's holdings are composed of the 500 stocks in the S&P 500(R) Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates               S&P 500 Index Fund            S&P 500(R) Index**
Inception*                 $10,000                      $10,000
  1993                     $10,806                      $10,842
  1994                     $11,377                      $11,435
  1995                     $13,779                      $13,887
  1996                     $16,323                      $16,488
  1997                     $22,901                      $23,191
  1998                     $24,713                      $25,068
  1999                     $34,480                      $35,054
================================================================================

Performance Review

The SSgA S&P 500 Index Fund seeks to replicate the total return of the S&P 500(R) Index. To accomplish this, the Fund utilizes a full replication approach. With this strategy, the Fund seeks to hold each security in the S&P 500 Index in the same capitalization weight as it appears in the Index. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind.

The Fund closed the fiscal year with a 39.52% return for the twelve months ended August 31, 1999. This closely mirrors the S&P 500 Index return of 39.84% for the same period. The Manager's full replication approach allows the Fund's performance to be very similar to the results of the Index. The slight deviation from the benchmark return is attributable to the Fund's payment of operating expenses, with subsequent performance being reported on a net of fee basis. Index results are reported on a gross of fee basis, and as such, do not reflect fees or expenses of any kind.

--------------------------------------------------------------------------------
SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     13,952        39.52%
5 Years               $     30,311        24.83%+
Inception             $     34,480        20.40%+

--------------------------------------------------------------------------------
Standard & Poor's(R) 500 Composite Stock Price Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     13,984        39.84%
5 Years               $     30,656        25.11%+
Inception             $     35,054        20.70%+

See related Notes on following page.


6 Annual Report

SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Market and Portfolio Highlights

The 500 stocks of the S&P 500 Index represent approximately 79% of the market value of all US common stocks. Standard and Poor's Corporation chooses the 500 stocks to capture the price performance of a large cross-section of the US publicly traded stock market. The Index is also structured to approximate the general distribution of industries in the US economy and does not necessarily represent the 500 largest companies.

Low inflation and low unemployment continued to drive the US equity markets forward over the past year. Large capitalization stocks continued to be the beneficiaries of the US equity rally that began in 1994. The S&P 500 Index recorded another strong year with a return of 39.84%, while the Russell 1000 Index gained 39.35%. The returns of large cap growth stocks continued to dominate large cap value issues, as the S&P BARRA Growth Index returned 44.76%, and the S&P BARRA Value Index gaining 34.10% for the prior fiscal year. Small cap stocks, as measured by the Russell 2000 Index, also performed well, posting a return of 28.36%.

Although the preemptive 0.25% interest rate hikes orchestrated by the Fed on June 30 and August 24, 1999, were viewed positively by many as an attempt to keep the economy expanding in a controlled manner, the market did pull back in response to inflation fears. The rally stalled during July and August 1999, when the S&P 500 Index posted negative returns for two consecutive months of -3.12% and -0.49%, respectively. Small cap issues suffered a bit more, as the Russell 2000 lost 2.74% and 3.70%, for the same two months.

Over the past fiscal year, the S&P 500 Index continued to grow, with total capitalization increasing by over $2 trillion, to more than $10.8 trillion. Reflecting the excellent performance of the Technology sector, the largest company in the S&P 500 is now Microsoft with a capitalization of $472.4 billion, which has doubled in size since the end of the 1998 fiscal year. Although Microsoft surpassed General Electric as the largest stock in the S&P 500 Index, GE has also grown tremendously. GE's market capitalization is now $367.4 billion, an increase of over $100 billion from last year.

Driven by companies such as Microsoft, IBM, Lucent Technologies, and AOL, the Technology sector was the best performing sector over the past year, posting a return of 99.54%. Those companies are among the largest constituents of the S&P 500 Index, as Microsoft has an Index weight of 4.3%, IBM at 2.1%, and Lucent and AOL currently at 1.8% and 1.0%, respectively. Technology, with an benchmark relative weight of 23%, performed much better than the next best sector, Communications Services, which posted a return of 49.08%. Utilities was the weakest performing sector, returning 7.73%.

The best performing stock in the S&P 500 over the past fiscal year was LSI Logic, which posted an amazing return of 363.27%. Other strong performers have been Sun Microsystems, Charles Schwab and Adobe Systems, posting gains of 301.26%, 297.22%, and 280.29%, respectively. The worst performing stocks include Fruit of The Loom, Service Corporation International and McKesson HBOC, posting losses of 68.80%, 58.16%, and 57.93%, respectively.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

Microsoft Corp.                                4.3%
General Electric Co.                           3.4
Intel Corp.                                    2.5
International Business Machines Corp.          2.1
Cisco System, Inc.                             2.0
Wal-Mart Stores, Inc.                          1.8
Lucent Technologies, Inc.                      1.8
Exxon Corp.                                    1.8
Merck & Co., Inc.                              1.4
Citigroup, Inc.                                1.4

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on December 30, 1992. Index comparison began December 31, 1992.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+  Annualized.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA S&P 500 Index Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
S&P 500 Index Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                     Market
                                          Number     Value
                                            of       (000)
                                          Shares       $
                                        ---------    -----
Common Stocks - 99.1%
Basic Industries - 3.7%
Air Products & Chemicals, Inc.           54,700      1,860
Alcan Aluminum, Ltd.                     54,900      1,804
Alcoa, Inc.                              90,700      5,855
Allegheny Teldyne, Inc.                  45,377        847
ASARCO, Inc.                              6,700        139
Barrick Gold Corp.                       95,300      1,846
Bemis Co., Inc.                          13,000        493
Bethlehem Steel Corp.  (a)               29,000        223
Boise Cascade Corp.                      14,100        513
Champion International Corp.             22,500      1,238
Crown Cork & Seal Co., Inc.              29,700        789
Cyprus Amax Minerals Co.                 20,300        344
Dow Chemical Co.                         53,700      6,102
du Pont (E.I.) de Nemours & Co.         240,500     15,242
Eastman Chemical Co.                     19,225        893
Engelhard Corp.                          31,525        629
FMC Corp. (a)                             8,000        466
Freeport-McMoRan Copper &
  Gold, Inc. Class B                     40,200        646
Goodrich (B.F.) Co.                      28,300      1,045
Great Lakes Chemical Corp.               14,400        593
Hercules, Inc.                           27,500        895
Homestake Mining Co.                     63,200        537
Illinois Tool Works, Inc.                60,800      4,739
Inco, Ltd.                               46,400        951
International Paper Co.                 100,283      4,720
Kimberly-Clark Corp.                    130,236      7,415
Mead Corp.                               25,600        955
Minnesota Mining &
  Manufacturing Co.                      98,400      9,299
Monsanto Co.                            155,000      6,365
Nalco Chemical Co.                       16,100        827
Newmont Mining Corp.                     38,767        792
Nucor Corp.                              21,800      1,015
Owens-Illinois, Inc. (a)                 39,400        975
Phelps Dodge Corp.                       14,100        789
Placer Dome, Inc.                        78,700        817
Potlatch Corp.                            6,400        247
PPG Industries, Inc.                     42,000      2,523
Praxair, Inc.                            38,000      1,786
Reynolds Metals Co.                      16,800      1,064
Rohm & Haas Co.                          51,020      1,907
Sealed Air Corp. New (a)                 20,243      1,189
Sigma Aldrich Corp.                      23,300        749
Temple-Inland, Inc.                      13,500        837
Union Carbide Corp.                      31,700      1,803
USX-U.S. Steel Group                     19,700        532
W.R. Grace & Co. New (a)                 16,400        314
Westvaco Corp.                           24,400        639
Willamette Industries, Inc.              27,600      1,094
Worthington Industries, Inc.             20,100        302
                                                    ------
                                                    97,644
                                                    ------

Capital Goods - 5.6%
Allied Waste Industries, Inc. (a)        46,700        596
Ball Corp.                                7,200        324
Boston Scientific Corp. (a)              95,500      3,241
Briggs & Stratton Corp.                   5,000        304
Case Corp.                               17,800        879
Caterpillar, Inc.                        87,500      4,955
Cooper Industries, Inc.                  23,100      1,198
Crane Co.                                17,800        428
Cummins Engine Co., Inc.                 10,200        604
Deere & Co.                              56,900      2,212
Dover Corp.                              50,600      1,958
Emerson Electric Co.                    106,500      6,670
Fluor Corp.                              18,200        753
Foster Wheeler Corp.                      6,800         88
General Electric Co.                    800,500     89,906
Grainger (W.W.), Inc.                    22,600        985
Ingersoll-Rand Co.                       40,300      2,564
ITT Industries, Inc.                     21,300        720
Johnson Controls, Inc.                   20,500      1,402
Milacron, Inc.                            9,300        167
Millipore Corp.                          10,300        389
NACCO Industries, Inc. Class A            1,400        109


                                                                 Annual Report 9

SSgA
S&P 500 Index Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                     Market
                                          Number     Value
                                            of       (000)
                                          Shares       $
                                        ---------    -----
National Service Industries, Inc.        10,000        320
Pall Corp.                               30,000        596
Parker-Hannifin Corp.                    27,850      1,218
Raytheon Co. Class B                     81,900      5,579
Timken Co.                               13,400        235
TRW, Inc.                                29,800      1,624
Tyco International, Ltd.                201,324     20,397
                                                   -------
                                                   150,421
                                                   -------

Consumer Basics - 18.7%
Abbott Laboratories                     372,100     16,139
Albertson's, Inc.                       104,103      4,990
Allergan, Inc.                           16,000      1,598
ALZA Corp. (a)                           24,600      1,239
American Home Products Corp.            321,600     13,346
Amgen, Inc. (a)                         125,000     10,391
Archer-Daniels-Midland Co.              149,285      1,941
Bard (C.R.), Inc.                        12,400        578
Bausch & Lomb, Inc.                      13,500        892
Baxter International, Inc.               71,300      4,782
Becton, Dickinson & Co.                  61,400      1,727
Bestfoods                                67,600      3,321
Biomet, Inc.                             27,100        967
Black & Decker Corp.                     21,000      1,105
Bristol-Myers Squibb Co.                484,900     34,125
Campbell Soup Co.                       105,500      4,662
Cardinal Health, Inc.                    66,112      4,215
Clorox Co.                               57,600      2,606
Coca-Cola Co. (The)                     602,500     36,037
Coca-Cola Enterprises, Inc.             102,600      2,918
Colgate-Palmolive Co.                   143,000      7,651
Columbia/HCA Healthcare Corp.           137,932      3,397
ConAgra, Inc.                           122,100      2,991
Corning, Inc.                            59,000      3,924
Costco Wholesale Corp.                   54,600      4,078
CVS Corp.                                94,700      3,948
Fort James Corp.                         53,100      1,712
General Mills, Inc.                      37,000      3,099
Gillette Co.                            270,400     12,607
Great Atlantic & Pacific Tea
  Co., Inc.                               8,300        292
HCR Manor Care, Inc. (a)                 26,900        526
HEALTHSOUTH Corp. (a)                   100,300        821
Heinz (H.J.) Co.                         87,850      4,101
Hershey Foods Corp.                      33,800      1,810
Humana, Inc. (a)                         40,700        369
Johnson & Johnson                       329,600     33,702
Kellogg Co.                             101,200      3,599
Kroger Co. (a)                          204,800      4,736
Lilly (Eli) & Co.                       269,200     20,089
Mallinckrodt, Inc.                       18,700        600
McKesson HBOC, Inc.                      66,951      2,084
Medtronic, Inc.                         142,700     11,166
Merck & Co., Inc.                       576,400     38,727
Nabisco Group Holdings Corp. (a)         78,500      1,393
PE Corp.                                 24,200      1,665
PepsiCo, Inc.                           363,000     12,387
Pfizer, Inc.                            948,200     35,795
Pharmacia & Upjohn, Inc.                125,225      6,543
Philip Morris Cos., Inc.                590,000     22,088
Pioneer Hi-Bred International, Inc.      58,200      2,277
Procter & Gamble Co.                    325,500     32,306
Quaker Oats Co.                          32,800      2,191
Ralston-Purina Group                     78,800      2,167
Safeway, Inc. (a)                       121,300      5,648
Sara Lee Corp.                          224,300      4,977
Schering-Plough Corp.                   359,900     18,917
Snap-On Tools Corp.                      15,900        538
St. Jude Medical, Inc.  (a)              20,450        741
Stanley Works                            21,600        570
SYSCO Corp.                              80,000      2,610
Tenet Healthcare Corp. (a)               75,300      1,313
Tupperware Corp.                         13,400        302
Unilever NV (a)                         139,528      9,610
United Healthcare Corp.                  42,500      2,585
UST Corp.                                43,500      1,378
Warner-Lambert Co.                      209,000     13,846
Watson Pharmaceuticals, Inc. (a)         22,300        800


10 Annual Report

SSgA
S&P 500 Index Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                     Market
                                          Number     Value
                                            of       (000)
                                          Shares       $
                                        ---------    -----
Wellpoint Health Networks, Inc. (a)      16,700      1,217
Winn-Dixie Stores, Inc.                  35,900      1,221
Wrigley (Wm.), Jr. Co.                   27,900      2,185
                                                   -------
                                                   500,878
                                                   -------

Consumer Durables - 1.8%
AutoZone, Inc. (a)                       34,800        830
Best Buy Co. (a)                         49,500      3,477
Cooper Tire & Rubber Co.                 16,900        321
Dana Corp.                               39,865      1,737
Danaher Corp.                            34,300      2,015
Delphi Automotive Systems Corp.         138,041      2,588
Eaton Corp.                              17,600      1,725
Fleetwood Enterprises, Inc.               6,700        137
Ford Motor Co.                          297,300     15,497
General Motors Corp.                    158,400     10,474
Genuine Parts Co.                        43,750      1,263
Goodyear Tire & Rubber Co.               38,600      2,166
Maytag Corp.                             21,800      1,365
PACCAR, Inc.                             18,390      1,009
Tenneco, Inc.                            41,000        825
Whirlpool Corp.                          17,900      1,265
                                                   -------
                                                    46,694
                                                   -------

Consumer Non-Durables - 6.2%
Alberto Culver Co. Class B               12,300        313
Anheuser-Busch Cos., Inc.               116,400      8,963
Avon Products, Inc.                      63,300      2,777
Brown-Forman Distillers, Inc.
  Class B                                15,900        934
Brunswick Corp.                          20,400        521
Circuit City Stores, Inc.                48,600      2,090
Consolidated Stores Corp. (a)            26,642        430
Coors (Adolph) Co. Class B               10,100        576
Dayton Hudson Corp.                     108,300      6,281
Dillard's, Inc. Class A                  26,000        611
Dollar General Corp.                     53,593      1,393
Eastman Kodak Co.                        78,100      5,735
Federated Department
  Stores, Inc. (a)                       52,300      2,406
Fortune Brands, Inc.                     41,500      1,556
Fruit of The Loom, Inc. Class A (a)      13,000         91
Gap, Inc.                               210,375      8,231
Hasbro, Inc.                             47,700      1,166
Home Depot, Inc. (The)                  362,298     22,145
Ikon Office Solutions, Inc.              34,300        382
International Flavors &
  Fragrances, Inc.                       24,600      1,002
JC Penney & Co., Inc.                    63,600      2,306
Jostens, Inc.                             7,014        141
Kmart Corp. (a)                         121,000      1,520
Kohl's Corp. (a)                         39,800      2,836
Limited, Inc. (The)                      51,568      1,953
Liz Claiborne, Inc.                      15,700        577
Longs Drug Stores, Inc.                   8,900        280
Lowe's Cos., Inc.                        92,200      4,172
Mattel, Inc.                            102,687      2,189
May Department Stores Co.                80,800      3,156
Newell Rubbermaid, Inc.                  68,157      2,794
NIKE, Inc. Class B                       68,600      3,173
Nordstrom, Inc.                          33,300        943
Office Depot, Inc. (a)                   92,900        970
Pep Boys - Manny, Moe & Jack              9,848        143
Polaroid Corp.                            8,800        239
Reebok International, Ltd. (a)           12,600        149
Rite Aid Corp.                           62,900      1,164
Russell Corp.                             6,600        111
Seagram Co., Ltd. NPV                   103,900      5,513
Sears Roebuck & Co.                      92,000      3,450
Springs Industries, Inc.                  3,500        131
Staples, Inc.  (a)                      113,550      2,463
SuperValu, Inc.                          27,900        628
TJX Cos., Inc.                           79,400      2,293
Toys "R" Us, Inc. (a)                    58,400        807
V.F. Corp.                               30,900      1,112


                                                                Annual Report 11

SSgA
S&P 500 Index Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                    Market
                                        Number      Value
                                          of        (000)
                                        Shares        $
                                      ---------    -------
Wal-Mart Stores, Inc.                 1,089,400     48,274
Walgreen Co.                            245,400      5,690
                                                   -------
                                                   166,780
                                                   -------

Consumer Services - 1.8%
AMR Corp. (a)                            37,300      2,186
Carnival Corp. Class A NPV              149,900      6,698
Darden Restaurants, Inc.                 31,000        483
Delta Air Lines, Inc.                    33,900      1,723
Disney (Walt) Co.                       505,686     14,033
Harrah's Entertainment, Inc. (a)         30,700        691
Hilton Hotels Corp.                      63,400        777
King World Productions, Inc. (a)         16,000        610
Marriot International, Inc. Class        61,000      2,089
McDonald's Corp.                        333,600     13,803
Mirage Resorts, Inc. (a)                 49,800        651
Southwest Airlines Co.                  123,487      2,061
Tricon Global Restaurants, Inc. (a)      36,710      1,491
USAirways Group, Inc. (a)                17,900        552
Wendy's International, Inc.              29,700        832
                                                   -------
                                                    48,680
                                                   -------

Energy - 6.5%
Amerada Hess Corp.                       22,500      1,397
Anadarko Petroleum Corp.                 29,300        996
Apache Corp.                             26,400      1,201
Ashland, Inc.                            18,000        694
Atlantic Richfield Co.                   78,650      6,916
Baker Hughes, Inc.                       79,180      2,692
Burlington Resources, Inc.               42,922      1,795
Chevron Corp.                           160,900     14,843
Conoco, Inc. Class B NPV                156,000      4,193
Constellation Energy Group               38,500      1,141
Exxon Corp.                             594,400     46,883
Halliburton Co.                         106,800      4,953
Helmerich & Payne, Inc.                  11,200        309
Kerr-McGee Corp.                         22,156      1,241
McDermott International, Inc.            13,700        309
Mobil Corp.                             191,300     19,584
Occidental Petroleum Corp.               82,500      1,789
ONEOK, Inc.                               9,700        301
Phillips Petroleum Co.                   61,100      3,116
Rowan Cos., Inc. (a)                     20,200        376
Royal Dutch Petroleum Co.               523,700     32,404
Schlumberger, Ltd.                      133,700      8,924
Sempra Energy                            57,811      1,290
Sunoco, Inc.                             21,655        705
Texaco, Inc.                            131,100      8,325
Union Pacific Resources
  Group, Inc.                            63,718      1,143
Unocal Corp.                             58,600      2,454
USX-Marathon Group                       74,600      2,322
                                                   -------
                                                   172,296
                                                   -------

Finance - 14.7%
Aetna, Inc.                              34,502      2,684
AFLAC, Inc.                              64,900      2,916
Allstate Corp.                          197,588      6,483
American Express Co.                    110,600     15,208
American General Corp.                   61,187      4,344
American International Group, Inc.      378,245     35,059
AmSouth Bancorp                          41,850        915
AON Corp.                                61,950      2,068
Associates First Capital Corp.
  Class A                               178,016      6,108
Bank of America Corp.                   426,195     25,785
Bank of New York Co., Inc.              186,100      6,653
Bank One Corp.                          289,968     11,635
BankBoston Corp.                         72,500      3,367
BB&T Corp.                               76,800      2,573
Bear Stearns Cos., Inc.                  29,970      1,248
Capital One Financial Corp.              48,300      1,823
Chase Manhattan Corp.                   206,928     17,317
Chubb Corp. (The)                        43,800      2,505
CIGNA Corp.                              50,500      4,536
Cincinnati Financial Corp.               41,100      1,629
Citigroup, Inc.                         825,125     36,666


12 Annual Report

SSgA
S&P 500 Index Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                     Market
                                         Number      Value
                                           of        (000)
                                         Shares        $
                                        --------     -----
Comerica, Inc.                           39,450      2,054
Conseco, Inc.                            77,845      1,868
Countrywide Credit Industries,           27,300        877
Dun & Bradstreet Corp.                   38,700      1,013
Equifax, Inc.                            34,900      1,064
Federal Home Loan Mortgage Corp.        169,700      8,740
Federal National Mortgage
  Association                           250,600     15,569
Fifth Third Bancorp                      64,950      4,287
First Union Corp.                       236,512      9,815
Firstar Corp.                           164,200      4,403
Fleet Financial Group, Inc.             141,050      5,616
Franklin Resources, Inc.                 61,800      2,221
Golden West Financial Corp.              13,800      1,253
Hartford Financial Services
  Group, Inc. (The)                      54,900      2,495
Household International Corp.           115,899      4,375
Huntington Bancshares, Inc.              55,816      1,668
Jefferson-Pilot Corp.                    25,575      1,707
KeyCorp                                 109,598      3,178
Lehman Brothers Holdings, Inc.           29,000      1,559
Lincoln National Corp.                   48,000      2,250
Loews Corp.                              26,400      2,072
Marsh & McLennan Cos., Inc.              64,350      4,685
MBIA, Inc.                               24,900      1,292
MBNA Corp.                              198,382      4,898
Mellon Bank Corp.                       126,900      4,235
Mercantile Bancorp, Inc.                 38,200      2,108
Merrill Lynch & Co., Inc.                89,900      6,709
MGIC Investment Corp.                    27,100      1,177
Morgan (J.P.) & Co., Inc.                43,900      5,671
Morgan Stanley Dean Witter & Co.        139,156     11,941
National City Corp.                     156,100      4,312
Northern Trust Corp.                     26,900      2,273
Paine Webber Group, Inc.                 35,000      1,374
Paychex, Inc.                            59,650      1,752
PNC Bank Corp.                           73,500      3,845
Progressive Corp.                        17,500      1,785
Providian Financial Corp.                34,800      2,701
Regions Financial Corp.                  53,300      1,875
Republic of New York Corp.               25,900      1,797
SAFECO Corp.                             33,100      1,173
Schwab (Charles) Corp.                  199,400      7,876
SLM Holding Corp.                        40,300      1,781
SouthTrust Corp.                         40,100      1,414
St. Paul Cos., Inc.                      54,672      1,753
State Street Corp.                       38,600      2,311
Summit Bancorp                           42,200      1,408
SunTrust Banks, Inc.                     79,600      5,119
Synovus Financial Corp.                  66,400      1,253
Torchmark Corp.                          32,200        918
U.S. Bancorp                            175,617      5,422
Union Planters Corp.                     36,300      1,531
UnumProvident Corp.                      57,828      2,085
Wachovia Corp.                           48,800      3,825
Washington Mutual, Inc.                 143,598      4,559
Wells Fargo Co.                         404,159     16,091
                                                   -------
                                                   392,555
                                                   -------

General Business - 4.7%
American Greetings Corp. Class A         15,400        427
Automatic Data Processing, Inc.         151,800      5,968
Block (H&R) Co., Inc.                    23,200      1,291
CBS Corp. (a)                           174,100      8,183
Cendant Corp. (a)                       177,836      3,190
Clear Channel
  Communications, Inc. (a)               82,300      5,766
Comcast Corp. Special Class A           182,000      5,926
Computer Sciences Corp.  (a)             38,600      2,671
Deluxe Corp.                             19,500        664
Donnelley (R.R.) & Sons Co.              32,600      1,023
Dow Jones & Co., Inc.                    21,900      1,100
Ecolab, Inc.                             31,400      1,179
First Data Corp.                        106,300      4,677
Gannett Co., Inc.                        67,600      4,593
Harcourt General, Inc.                   17,300        758
IMS Health, Inc.                         76,600      2,116
Interpublic Group Cos., Inc.             68,600      2,718


                                                                Annual Report 13

SSgA
S&P 500 Index Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                     Market
                                         Number      Value
                                           of        (000)
                                         Shares        $
                                       ---------     -----
Knight-Ridder, Inc.                      19,100      1,030
McGraw-Hill, Inc.                        48,200      2,491
MediaOne Group, Inc. (a)                147,900      9,724
Meredith Corp.                           13,200        458
New York Times Co. Class A               42,700      1,668
Omnicom Group, Inc.                      43,300      3,264
SBC Communications, Inc.                479,782     23,030
Service Corp. International              65,800        909
Time Warner, Inc.                       292,600     17,355
Times Mirror Co. Series A                17,800      1,028
Tribune Co.                              28,700      2,678
Viacom, Inc. Class B (a)                169,022      7,109
Waste Management, Inc.                  149,359      3,258
                                                   -------
                                                   126,252
                                                   -------

Shelter - 0.4%
Armstrong World Industries, Inc.          9,700        472
Centex Corp.                             13,300        375
Georgia-Pacific Group                    42,200      1,746
Kaufman & Broad Home Corp.               10,200        208
Louisiana Pacific Corp.                  26,400        488
Masco Corp.                              81,500      2,307
Owens Corning                            14,300        402
Pulte Corp.                              10,600        245
Sherwin-Williams Co.                     41,800      1,019
Vulcan Materials Co.                     24,500      1,044
Weyerhaeuser Co.                         50,100      2,818
                                                   -------
                                                    11,124
                                                   -------

Technology - 25.0%
3Com Corp.  (a)                          87,525      2,167
ADC Telecommunications, Inc. (a)         33,500      1,241
Adobe Systems, Inc.                      14,900      1,483
Advanced Micro Devices, Inc. (a)         35,200        728
AlliedSignal, Inc.                      135,000      8,269
America Online, Inc. (a)                266,299     24,316
Andrew Corp. (a)                         18,668        327
Apple Computer, Inc. (a)                 38,300      2,497
Applied Materials, Inc. (a)              91,900      6,525
Autodesk, Inc.                           13,700        315
Avery Dennison Corp.                     27,500      1,509
BMC Software, Inc. (a)                   57,000      3,064
Boeing Co.                              237,876     10,779
Cabletron Systems, Inc. (a)              41,600        699
Ceridian Corp. (a)                       35,300        988
Cisco Systems, Inc. (a)                 782,000     52,981
COMPAQ Computer Corp.                   415,029      9,623
Computer Associates
  International, Inc.                   129,862      7,337
Compuware Corp. (a)                      88,900      2,678
Data General Corp. (a)                   13,800        254
Dell Computer Corp. (a)                 619,600     30,244
EG&G, Inc.                                9,400        299
Electronic Data Systems Corp.           121,200      6,802
EMC Corp. (a)                           248,600     14,916
Gateway, Inc. (a)                        37,800      3,664
General Dynamics Corp.                   48,200      3,037
General Instrument Corp. (a)             43,600      2,145
Guidant Corp.                            73,800      4,331
Harris Corp.                             19,200        504
Hewlett-Packard Co.                     247,900     26,122
Honeywell, Inc.                          31,400      3,564
Intel Corp.                             812,000     66,736
International Business
  Machines Corp.                        444,200     55,331
KLA Tencor Corp. (a)                     21,300      1,338
Lexmark International Group, Inc.
  Class A (a)                            31,600      2,489
Lockheed Martin Corp.                    96,346      3,565
LSI Logic Corp. (a)                      34,400      1,952
Lucent Technologies, Inc.               744,192     47,675
Micron Technology, Inc.  (a)             60,900      4,541
Microsoft Corp. (a)                   1,248,600    115,496
Motorola, Inc.                          148,200     13,671
National Semiconductor Corp. (a)         40,600      1,144
Network Appliance, Inc. (a)              17,800      1,169


14 Annual Report

SSgA
S&P 500 Index Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                     Market
                                         Number      Value
                                           of        (000)
                                         Shares        $
                                       ---------     -----
Nextel Communications, Inc.
  Class A (a)                            71,600      4,135
Nortel Networks Corp.                   326,060     13,389
Northrop Grumman Corp.                   17,700      1,283
Novell, Inc. (a)                         81,400      1,923
Oracle Systems Corp. (a)                353,705     12,888
Parametric Technology Corp. (a)          66,200        923
PeopleSoft, Inc. (a)                     58,800        827
Pitney Bowes, Inc.                       66,800      3,941
QUALCOMM, Inc. (a)                       37,300      7,166
Rockwell International Corp.             45,700      2,702
Scientific-Atlanta, Inc.                 18,400        943
Seagate Technology (a)                   53,900      1,789
Shared Medical Systems                    7,000        393
Silicon Graphics, Inc. (a)               49,900        571
Solectron Corp. (a)                      65,600      5,133
Sun Microsystems, Inc. (a)              190,100     15,101
Tandy Corp.                              47,600      2,249
Tektronix, Inc.                          11,400        379
Tellabs, Inc. (a)                        96,100      5,718
Texas Instruments, Inc.                 192,600     15,805
Textron, Inc.                            36,500      2,947
Thermo Electron Corp. (a)                35,700        567
Thomas & Betts Corp.                     12,600        567
Unisys Corp. (a)                         70,400      3,027
United Technologies Corp.               117,900      7,796
Xerox Corp.                             161,700      7,721
                                                   -------
                                                   668,398
                                                   -------

Transportation - 0.6%
Burlington Northern, Inc.               114,007      3,306
CSX Corp.                                52,600      2,298
FDX Corp. (a)                            72,640      3,083
Kansas City Southern
  Industries, Inc.                       26,200      1,213
Laidlaw, Inc.                            80,200        501
Navistar International Corp. (a)         16,050        780
Norfolk Southern Corp.                   91,600      2,399
Ryder System, Inc.                       16,900        373
Union Pacific Corp.                      61,900      3,014
                                                   -------
                                                    16,967
                                                   -------

Utilities - 9.4%
AES Corp. (a)                            46,100      2,797
Alltel Corp.                             75,400      5,099
Ameren Corp.                             34,077      1,365
American Electric Power Co., Inc.        46,800      1,699
Ameritech Corp.                         268,800     16,968
AT&T Corp.                              779,363     35,071
Bell Atlantic Corp.                     379,564     23,248
BellSouth Corp.                         463,100     20,955
Carolina Power & Light Co.               40,300      1,466
Central & Southwest Corp.                51,600      1,167
CenturyTel, Inc.                         34,050      1,339
Cinergy Corp.                            38,526      1,170
CMS Energy Corp.                         28,400      1,124
Coastal Corp.                            51,200      2,218
Columbia Energy Group                    20,100      1,187
Consolidated Edison, Inc.                54,900      2,416
Consolidated Natural Gas Co.             23,300      1,484
Dominion Resources, Inc.                 46,400      2,146
DTE Energy Co.                           35,000      1,380
Duke Energy Corp.                        88,974      5,116
Eastern Enterprises, Inc.                 7,200        324
Edison International                     84,000      2,132
Enron Corp.                             172,800      7,236
Entergy Corp.                            59,900      1,786
FirstEnergy Corp.                        57,600      1,645
Florida Progress Corp.                   24,000      1,125
FPL Group, Inc.                          43,600      2,354
Frontier Corp.                           42,200      1,770
GPU, Inc.                                30,500      1,041
GTE Corp.                               237,700     16,312
MCI WorldCom, Inc. (a)                  454,289     34,384
New Century Energies, Inc.               27,800      1,004
Niagara Mohawk Holdings, Inc. (a)        44,400        672
NICOR, Inc.                              11,900        460


                                                                Annual Report 15

SSgA
S&P 500 Index Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                     Market
                                         Number      Value
                                           of        (000)
                                         Shares        $
                                       ---------     -----
Northern States Power Co.                37,100        874
PacifiCorp.                              72,200      1,476
Peco Energy Co.                          45,600      1,853
Peoples Energy Corp.                      7,700        281
PG&E Corp.                               92,900      2,816
PP&L Resources, Inc.                     36,900      1,033
Public Service Enterprise
  Group, Inc.                            53,100      2,177
Reliant Energy, Inc. NPV                 72,410      2,005
Sonat, Inc.                              26,700        965
Southern Co.                            169,400      4,584
Sprint Corp.                            211,100      9,368
Sprint Corp. (PCS Group)                108,700      6,495
Texas Utilities Co.                      67,830      2,743
U.S. West, Inc. NPV                     123,259      6,440
Unicom Corp.                             53,800      2,078
Williams Cos. (The)                     105,680      4,359
                                                 ---------
                                                   251,207
                                                 ---------

Total Common Stocks
(cost $1,971,512)                                2,649,896
                                                 ---------

                                       Principal    Market
                                         Amount     Value
                                         (000)      (000)
                                           $          $
                                       ---------   -------
Short-Term Investments - 0.9%
AIM Short Term Investment
  Prime Portfolio (b)                    12,924     12,924
Federated Investors Prime Cash
  Obligations Fund (b)                    1,003      1,003
United States Treasury Bills
  4.530% due 09/02/99 (b)(c)(d)           5,400      5,399
United States Treasury Bills
  4.730% due 12/16/99 (c)                 5,400      5,325
                                                 ---------

Total Short-Term Investments
(cost $24,651)                                      24,651
                                                 ---------

Total Investments - 100.0%
(identified cost $1,996,163)                     2,674,547

Other Assets and Liabilities,
Net - 0.0%                                            (584)
                                                 ---------

Net Assets - 100.0%                              2,673,963
                                                 =========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Rate noted is yield-to-maturity (Unaudited).
(d) Held as collateral in connection with futures contracts purchased by the Fund.

Abbreviations:
NPV - No Par Value
NV - Nonvoting

See the accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
S&P 500 Index Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                   Unrealized
                                        Number    Appreciation
                                          of     (Depreciation)
                                       Contracts     (000)
                                       ---------  -------------
Futures Contracts

S&P 500 Financial Futures Contracts
   expiration date 09/99                88         $ (750)
                                                   -------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                             $ (750)
                                                   =======

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 17

SSgA
S&P 500 Index Fund

Statement of Asset and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $1,996,163) ..........................        $ 2,674,547
Receivables:
   Dividends ................................................................              3,700
   Investments sold .........................................................                113
   Fund shares sold .........................................................              2,597
Short-term investments held as collateral for securities loaned,
   at market.................................................................             70,874
                                                                                     -----------

      Total Assets ..........................................................          2,751,831

Liabilities
Payables:
   Fund shares redeemed ...........................................  $  6,083
   Accrued fees to affiliates .....................................       538
   Other accrued expenses .........................................       229
   Daily variation margin on futures contracts ....................       144
Payable upon return of securities loaned, at market ...............    70,874
                                                                     --------

      Total Liabilities .....................................................             77,868
                                                                                     -----------

Net Assets ..................................................................        $ 2,673,963
                                                                                     ===========

Net Assets Consist of:
Undistributed net investment income .........................................        $     8,644
Accumulated net realized gain (loss) ........................................             80,736
Unrealized appreciation (depreciation) on:
   Investments ..............................................................            678,384
   Futures contracts ........................................................               (750)
Shares of beneficial interest ...............................................                113
Additional paid-in capital ..................................................          1,906,836
                                                                                     -----------

Net Assets ..................................................................        $ 2,673,963
                                                                                     ===========

Net Asset Value, offering and redemption price per share:
   ($2,673,962,754 divided by 112,629,289 shares of $.001 par value
      shares of beneficial interest outstanding) ............................        $     23.74
                                                                                     ===========

See the accompanying notes which are an integral part of the financial statements.


18 Annual Report

SSgA
S&P 500 Index Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Dividends (net of foreign taxes withheld of $378) .........................       $  34,573
   Interest ..................................................................             377
                                                                                     ---------

      Total Investment Income ................................................          34,950

Expenses
   Advisory fees .................................................   $   2,372
   Administrative fees ...........................................         739
   Custodian fees ................................................         439
   Distribution fees .............................................         910
   Transfer agent fees ...........................................         300
   Professional fees .............................................          34
   Registration fees .............................................         453
   Shareholder servicing fees ....................................       1,253
   Trustees' fees ................................................          47
   Miscellaneous .................................................         116
                                                                       -------

   Expenses before reductions ....................................       6,663
   Expense reductions ............................................      (2,357)
                                                                       -------

      Expenses, net ..........................................................           4,306
                                                                                     ---------

Net investment income ........................................................          30,644
                                                                                     ---------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ...................................................     153,965
   Futures contracts .............................................      11,345         165,310
                                                                       -------
Net change in unrealized appreciation (depreciation) on:
   Investments ...................................................     477,215
   Futures contracts .............................................       3,553         480,768
                                                                       -------       ---------

Net realized and unrealized gain (loss) ......................................         646,078
                                                                                     ---------

Net increase (decrease) in net assets resulting from operations ..............       $ 676,722
                                                                                     =========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 19

SSgA
S&P 500 Index Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                               1999           1998
                                                                            -----------    -----------
Increase (Decrease) in Net Assets
Operations
   Net investment income ................................................   $    30,644    $    23,375
   Net realized gain (loss) .............................................       165,310        201,226
   Net change in unrealized appreciation (depreciation) .................       480,768       (163,674)
                                                                            -----------    -----------

      Net increase (decrease) in net assets resulting from operations....       676,722         60,927
                                                                            -----------    -----------

Distributions
   From net investment income ...........................................       (28,913)       (23,141)
   From net realized gain on investments ................................      (211,531)       (51,231)
                                                                            -----------    -----------

      Net decrease from distributions ...................................      (240,444)       (74,372)
                                                                            -----------    -----------

Share Transactions
   Net increase (decrease) in net assets from share transactions ........       621,772        329,787
                                                                            -----------    -----------

Total Net Increase (Decrease) in Net Assets .............................     1,058,050        316,342

Net Assets
   Beginning of period ..................................................     1,615,913      1,299,571
                                                                            -----------    -----------
   End of period (including undistributed net investment income of
     $8,644 and $5,891, respectively) ...................................   $ 2,673,963    $ 1,615,913
                                                                            ===========    ===========

See the accompanying notes which are an integral part of the financial statements.


20 Annual Report

SSgA
S&P 500 Index Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              Fiscal Years Ended August 31,
                                                ----------------------------------------------------------
                                                   1999         1998         1997        1996       1995
                                                ----------   ----------   ----------   --------   --------
Net Asset Value, Beginning of Period ........   $    19.42   $    18.96   $    14.41   $  12.81   $  10.89
                                                ----------   ----------   ----------   --------   --------

Income From Operations
   Net investment income (a) ................          .29          .31          .32        .32        .29
   Net realized and unrealized gain (loss) ..         6.74         1.18         5.22       1.98       1.95
                                                ----------   ----------   ----------   --------   --------

     Total Income From Operations ...........         7.03         1.49         5.54       2.30       2.24
                                                ----------   ----------   ----------   --------   --------

Distributions
   From net investment income ...............         (.29)        (.32)        (.32)      (.31)      (.29)
   From net realized gain on investments ....        (2.42)        (.71)        (.67)      (.39)      (.03)
                                                ----------   ----------   ----------   --------   --------

     Total Distributions ....................        (2.71)       (1.03)        (.99)      (.70)      (.32)
                                                ----------   ----------   ----------   --------   --------

Net Asset Value, End of Period ..............   $    23.74   $    19.42   $    18.96   $  14.41   $  12.81
                                                ==========   ==========   ==========   ========   ========

Total Return (%) ............................        39.52         7.91        40.30      18.46      21.11

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands)    2,673,963    1,615,913    1,299,571    704,683    545,200

   Ratios to average net assets (%):
     Operating expenses, net (b) ............          .18          .17          .16        .18        .19
     Operating expenses, gross (b) ..........          .28          .27          .26        .28        .29
     Net investment income ..................         1.29         1.50         2.00       2.32       2.76

   Portfolio turnover rate (%) ..............        13.80        26.17         7.54      28.72      38.56

(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)  See Note 4 for current period amounts.


                                                                Annual Report 21

SSgA
S&P 500 Index Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA S&P 500 Index Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.


22 Annual Report

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                                   Net
                                                                Unrealized
        Federal Tax       Unrealized         Unrealized        Appreciation
           Cost          Appreciation      (Depreciation)     (Depreciation)
       --------------    -------------     --------------     --------------
       $1,999,335,599    $742,552,739       $(67,341,725)      $675,211,014

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in options, futures and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the individual Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. These instruments offer unique characteristics and risks that assist the Fund to meet its investment objective.

      The Fund typically uses derivatives for cash equitization. Cash equitization is a technique that is used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve


                                                                Annual Report 23

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      cash balances. By purchasing certain instruments, a fund may more effectively achieve the desired portfolio characteristics that allow the Fund to meet its investment objective. The Fund uses futures and options contracts solely for the purpose of cash management. The primary risks associated with the use of derivatives are generally categorized as market risk.

      Futures: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments, futures contracts and repurchase agreements, aggregated to $746,363,584, and $316,061,622, respectively. In-kind redemption resulted in a gain of $71,624,911.

      Futures transactions: The Fund's transactions in futures contracts for the year ended August 31, 1999 were as follows:

                                                Futures Contracts
                                           ---------------------------
                                                          Aggregate
                                              Number     Face Value of
                                            Contracts    Contracts (1)
                                            ---------    -------------
      Outstanding at August 31, 1998            125      $ 34,115,968
      Contracts opened                        1,718       514,901,565
      Contracts closed                       (1,755)     (519,231,492)
                                             ------      ------------
      Outstanding at August 31, 1999             88      $ 29,786,041
                                             ======      ============

      (1) The aggregate face value of contracts is computed on the date each contract was opened.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund


24 Annual Report

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $68,717,183 and $70,874,363, respectively. The Fund recorded securities lending income of $171,510 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .10% of its average daily net assets. For the period September 1, 1998 to December 31, 1998, the Adviser voluntarily agreed to waive up to the full amount of its advisory fee to the extent that total expenses exceed .15% of its average daily net assets on an annual basis. Beginning January 1, 1999, the Adviser voluntarily agreed to waive up to the full amount of its advisory fee to the extent that total expenses exceed .18% of its average daily net assets on an annual basis. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented on the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $9,190 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, up to a maximum of 5%, for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other


                                                                Annual Report 25

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .050%, .050% and .100% to the Adviser, RIS, Commercial Banking, and Solutions, respectively based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $588,667, and $94,589, $869 , and $133,400, by the Adviser, RIS, Commercial Banking and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with State Street Brokerage Services, Inc. ("SSBSI"), an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $200,264 for the year ended August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.


26 Annual Report

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

          Advisory fees                       $ 14,070
          Administration fees                   72,538
          Custodian fees                        36,557
          Distribution fees                     10,609
          Shareholder servicing fees           353,812
          Transfer agent fees                   49,945
          Trustees' fees                           598
                                              --------
                                              $538,129
                                              ========

      Beneficial Interest: As of August 31, 1999, one shareholder was a record owner of approximately 11% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                     Fiscal Years Ended August 31,
                                                     -----------------------------------------------------------
                                                                1999                            1998
                                                     ---------------------------     ---------------------------
                                                       Shares          Dollars          Shares         Dollars
                                                     -----------     -----------     -----------     -----------
      Proceeds from shares sold                           66,940     $ 1,498,677          60,545     $ 1,239,668
      Proceeds from reinvestment of distributions         11,888         232,051           3,678          71,888
      Payments for shares redeemed                       (49,413)     (1,108,956)        (49,549)       (981,769)
                                                     -----------     -----------     -----------     -----------

      Total net increase (decrease)                       29,415     $   621,772          14,674     $   329,787
                                                     ===========     ===========     ===========     ===========

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of its net assets under the agreement. The Fund did not have any drawdowns during the year.

7.    Dividends

      On September 1, 1999, the Board of Trustees declared a dividend of $.0683 from net investment income, payable on September 7, 1999 to shareholders of record on September 2, 1999.


                                                                Annual Report 27

SSgA
S&P 500 Index Fund

                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

      The Fund paid distributions of $207,179,368 from net long-term capital gains during its taxable year ended August 31, 1999.

      Please consult a tax advisor for questions about federal or state income tax laws.


28 Annual Report

S&P 500 Index Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 29

                                  SSgA(R) Funds
                            Active International Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  23

Notes to Financial Statements.................................  24

Tax Information...............................................  31

Fund Management and Service Providers.........................  32

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Active International Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Active International Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Active International Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Robert Rubano, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Active International Fund since its inception in March 1995. Mr. Rubano has been with State Street since 1990 as a portfolio manager of active international funds. He is a graduate of Boston University's MBA program with concentration in Finance and also holds an BA in Government and Mathematics from Bowdoin College. There are seven other portfolio managers working with Mr. Rubano.


                                                                 Annual Report 5

SSgA Active International Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide long-term capital growth.

Invests in: Equity securities of foreign issuers.

Strategy: Fund Managers will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley International Europe, Australia, Far East ("MSCI EAFE") Index. Through the use of our proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the Index.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

    Dates        Active International Fund          MSCI  EAFE Index **
   Inception*            $10,000                        $10,000
     1995                $10,890                        $10,933
     1996                $11,567                        $11,794
     1997                $11,703                        $12,862
     1998                $10,591                        $12,844
     1999                $13,438                        $16,141

================================================================================

Performance Review

For the fiscal year ended August 31, 1999, the SSgA Active International Fund gained 26.88%, modestly outpacing the MSCI EAFE Index, which rose 25.67%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. These positive results helped place the Fund in the top third of the Lipper International Fund rankings. The Fund outperformed EAFE due to its overweight in Asia, particularly Japan (3% at August 31, 1999), Korea (1%) and Singapore (1%), as well as its stock selection within Japan.

Market and Portfolio Highlights

Global markets have come a long way since August 1998, when Russia defaulted on its debt and the Malaysian government imposed capital controls. Several factors are responsible for this resurgence, including the perception that

--------------------------------------------------------------------------------
SSgA Active International Fund
--------------------------------------------------------------------------------
 Period Ended           Growth of          Total
   08/31/99              $10,000          Return
--------------        ------------        -------
1 Year                $     12,688        26.88%
Inception             $     13,438         6.82%+

--------------------------------------------------------------------------------
Morgan Stanley Capital International
  Europe, Australia, Far East Index (Net Dividend)
--------------------------------------------------------------------------------
 Period Ended           Growth of          Total
   08/31/99              $10,000          Return
--------------        ------------        -------
1 Year                $     12,567        25.67%
Inception             $     16,141        11.23%+

See related Notes on following page.


6 Annual Report

SSgA Active International Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

the world would avoid a synchronized global recession. This was especially beneficial from an investor perspective, as it provided a psychological boost within the markets, evidenced by greater than anticipated economic growth in the United States, large monetary and fiscal stimulus, and restructuring activity in Japan. In addition, many measures were taken to sustain global growth, among them more than 100 central bank easings through the first quarter of this year.

The restructuring which has occurred to date within the Asian economies, albeit at a highly uneven pace, also played a major role in this turnaround. There has been a furious pace of mergers and acquisitions, as companies seek to rationalize capacity and effectuate cost savings. As one may expect, the only way this region could pull out of trouble was to witness Japan's recovery from its worst recession since World War II. In addition to a surprise rate cut and increase in output earlier this year, several microeconomic reforms have taken place in Japan to help jump start the economy. Within the Japanese banking sector, the major banks were strengthened and the insolvent ones allowed to go under. Non-performing loans were disposed of and improved disclosure and supervisory measures were taken. The Fund was neutral to slightly underweight in the Banking sector, but maintained an overweight exposure to several of the largest bank issues. While sustaining a growth path remains a difficult challenge in Japan, the market's 63% rise in the last year is evidence that the correct steps are finally being taken. In this environment, the smaller, value stocks, which the Fund favors, have enjoyed outperforming their larger brethren for the first time since 1995. Over the past year, the Fund has been positioned to benefit from this outperformance, as it has maintained a 3% benchmark-relative overweight in Japan.

Elsewhere around the globe, Singapore and Hong Kong posted triple digit returns as rate cuts and the stabilizing of property prices led these markets out of the abyss they had fallen into last summer. In Europe, the introduction of the Euro in January 1999 was received positively, however, it has done little to spark any growth on the Continent. Unemployment in Europe remains above 10% and productivity growth continues to be muted. In addition, manufacturing demand in "core" Europe has been on a decline and, other than the peripheral market of Finland (largely due to the performance of Nokia), much of Europe has remained quite sluggish. The Fund continues to be underweight to the region.

Clearly, the past year has been one of global healing, but the financial leaders of the world have done a brilliant job in restoring confidence to global markets and managing several shocks to the world economy. While much remains to be done in moving the world economy to a higher sustainable growth path, the increase in the US Federal Funds rate at the end of second quarter 1999 is a clear indication that the world has emerged from a crisis phase. Reinforcing this fact is the outperformance of non-US small cap stocks relative to large cap stocks.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

Vodafone Airtouch PLC                               2.1%
Nokia AB Oyj                                        1.9
Nippon Telegraph & Telephone Corp.                  1.7
Deutsche Telekom AG                                 1.5
Roche Holdings Genusscheine AG NPV                  1.3
British Telecom PLC                                 1.3
Elf Aquitaine SA                                    1.3
Internet Initiative Japan, Inc. - ADR               1.2
Toyota Motor Corp.                                  1.1
Atlantic Richfield Co. 2000 Warrants                1.1

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on March 7, 1995. Index comparison began March 1, 1995.

** Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Active International Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended, and for the period March 7, 1995 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Active International Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Common Stocks - 98.9%
Australia - 0.0%
Commonwealth Bank of Australia                                131              2
National Australia Bank, Ltd.                                 160              2
                                                                         -------
                                                                               4
                                                                         -------

Austria - 0.3%
Austria Tabak AG                                            3,360            183
Brau-Union Goess-Reininghaus-
   Osterreichische Brau AG                                  1,700             82
                                                                         -------
                                                                             265
                                                                         -------

Belgium - 1.0%
Credit Communal Holding Dexia NPV
   Class B                                                    345             50
Delhaize-Le Lion NPV                                        1,500            128
Fortis B NPV (a)                                           11,700            402
Solvay SA NPV                                                 430             30
Tractebel Investments
   International NPV                                        1,100            201
UCB SA NPV                                                  4,480            190
                                                                         -------
                                                                           1,001
                                                                         -------

Denmark - 0.1%
Unidanmark Class A (Regd)                                   2,110            139
                                                                         -------

Finland - 2.3%
Kemira Ojy                                                 14,000             80
Nokia AB Oyj                                               22,838          1,909
Sonera Group Oyj                                            2,240             54
UPM-Kymmene Oyj                                             6,400            222
                                                                         -------
                                                                           2,265
                                                                         -------

France - 10.9%
Aerospatiale Matra (a)                                      7,413            167
Alcatel Alsthom                                               880            135
Alstom (a)                                                  2,600             88
AXA - UAP                                                   4,950            617
Banque Nationale Paris                                      4,992            382
Chargeurs International SA (a)                              2,900            173
Christian Dior SA                                             750            121
Cie de St. Gobain                                           1,080            209
Credit Lyonnais NPV (a)                                    16,000            491
Elf Aquitaine SA                                            7,399          1,299
Elf Gabon SA                                                  300             32
Eridania Beghin-Say SA                                        250             33
Esso S.A.F                                                  1,600            133
Eurafrance                                                    111             68
France Telecom SA                                           8,469            660
Galeries Lafayette (a)                                      4,500            671
Groupe Air France (a)                                      11,350            197
Groupe Andre SA                                               553             82
GTM - Entrepose                                               179             20
L'Oreal (Societe)                                             700            453
Labinal SA (a)                                              1,000            141
Lafarge SA (BR)                                             2,190            236
Michelin (Cie Gen) Class B (Regd)                           3,450            150
Paribas                                                     2,687            286
Pechiney International Class A                              8,458            493
Peugeot SA                                                  1,800            331
Pinault-Printemps-Redoute SA (a)                            1,600            278
Renault (Regie Nationale)                                   7,355            397
Rhone-Poulenc SA Class A - ADR                              2,940            143
Sagem SA                                                      675            175
Sanofi-Synthelabo SA (a)                                   15,468            645
Scor SA                                                     4,400            220
Societe Generale                                            2,850            559
Sommer Allibert                                             1,400             38
Suez Lyonnaise des Eaux                                     1,850            309
Total Fina SA                                                 810            105
Usinor Sacilor                                              8,862            137
Vivendi (a)                                                 2,820            218
                                                                         -------
                                                                          10,892
                                                                         -------


                                                                 Annual Report 9

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Germany - 7.2%
Allianz AG (Regd)                                           2,419            638
AMB Aachener & Muenchener
   Beteiligungs AG                                          2,200            186
BASF AG                                                    14,000            635
Bayer AG                                                    3,500            152
Bayerische Motoren Werke AG                                   520             16
DaimlerChrysler AG                                         12,493            944
DBV-Winterthur Holding AG                                     750            354
Deutsche Bank AG                                           10,250            702
Deutsche Lufthansa AG                                       4,518             87
Deutsche Telekom AG                                        33,846          1,500
Dyckerhoff AG                                               5,000            159
Holsten Brauere AG                                             80             15
Mannesmann AG                                               2,575            396
Muenchener Rueckversicherungs-
   Gesellschaft AG NPV                                         50             10
Rheinmetall AG                                              6,200            131
SAP AG                                                        205             72
Schmalbach Lubeca AG                                          950            130
Siemens AG NPV                                              6,400            539
Thyssen Krupp AG NPV (a)                                   14,804            346
Veba AG                                                     2,350            150
                                                                         -------
                                                                           7,162
                                                                         -------

Greece - 0.7%
Aegek SA                                                    4,900             84
Aluminum Co. of Greece Industrial
   and Commercial (Regd)                                      960             56
Commercial Bank of Greece (Regd)                              950             92
Commercial Bank of Greece SA
   Rights (a)                                                 950             22
Credit Bank (Regd)                                          1,000             75
Hellas Can Packaging SA                                       660             38
Hellenic Telecommunication
   Organization SA - GDR                                    1,040             22
Intracom SA                                                   528             46
Michaniki SA (a)                                            6,040            158
National Bank of Greece (Regd)                              1,100             81
Piraeus Bank SA                                               540             15
Titan Cement Co. SA                                           400             44
                                                                         -------
                                                                             733
                                                                         -------

Hong Kong - 1.2%
Cheung Kong Holdings, Ltd.                                  9,000             79
CLP Holdings, Ltd.                                         12,500             59
First Pacific Co.                                          34,112             26
Guoco Group, Ltd.                                           9,000             27
Hang Lung Development Co.                                  13,000             15
Hang Seng Bank                                              9,000            102
Henderson Land Development Co.,
   Ltd                                                      7,000             37
Hong Kong & China Gas Co., Ltd.                            40,300             57
Hong Kong Electric Holding, Ltd.                            5,193             17
Hong Kong Land Holdings, Ltd. -
   ADR (a)                                                 14,173             21
Hong Kong Telecommunications, Ltd.                         66,408            151
Hutchison Whampoa, Ltd.                                    24,000            233
Jardine Matheson Holdings, Ltd. -
   ADR (a)                                                  4,917             24
Jardine Strategic Holdings, Ltd. -
   ADR (a)                                                 23,000             53
Johnson Electric Holdings, Ltd.                             7,500             34
Kumagai Gumi 1999 Warrants (a)                              8,400              1
New World Development Co., Ltd.                             7,000             17
Sino Land Co.                                             102,320             51
Sun Hung Kai Properties, Ltd.                              13,000            109
Wing Lung Bank                                              6,200             26
Yue Yuen Industrial Holdings (a)                           13,000             38
                                                                         -------
                                                                           1,177
                                                                         -------


10 Annual Report

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Ireland - 2.0%
Avonmore Waterford Group PLC                               15,900             24
Bank of Ireland                                            32,933            299
Bord Telecom Eireann PLC (a)                              192,500            876
CRH PLC                                                    10,841            243
Fyffes PLC                                                 30,800             59
Independent Newspapers PLC                                 14,268             70
Irish Life & Permanent PLC                                  9,391             97
Jurys Hotel Group PLC                                      26,974            223
Kerry Group PLC Class A                                    10,364            126
Unidare PLC                                                 3,100              7
                                                                         -------
                                                                           2,024
                                                                         -------

Israel - 1.0%
Africa - Israel Investments, Ltd.                             125             82
Agis Industries Ltd. (a)                                    8,745             47
Bank Hapoalim, Ltd.                                        61,495            142
Bank Leumi Le-Israel                                       41,500             72
Bezeq Israeli Telecommunication
   Corp., Ltd. (a)                                         30,950            112
ECI Telecom, Ltd.                                           4,340            123
Elco Holdings, Ltd. (a)                                     9,030             73
IDB Holding Corp., Ltd.                                     2,530             68
Israel Chemicals, Ltd.                                     46,275             45
Koor Industries                                               620             54
Scitex, Ltd. (a)                                            3,560             33
Teva Pharmaceutical Industries,
   Ltd                                                      2,250            106
                                                                         -------
                                                                             957
                                                                         -------

Italy - 3.0%
Assicurazioni Generali SPA                                  6,688            226
Banca Popolaire di Bergamo CV                               7,900            162
Burgo (Cartiere) SPA                                       10,000             73
Compagnia Assicuratrice Unipol
   1999 Warrants (a)                                       15,200              5
Danieli & Co. di Risp                                      14,000             44
Ente Nazionale Idrocarburi SPA
   (Regd)                                                 110,400            665
Fiat SPA                                                   11,298            181
Istituto Mobiliare Italiano SPA                            12,020            162
Istituto Nazionale Delle
   Assicurazioni                                           32,200             78
Pirelli & Co. di Risp                                      53,000             79
Recordati di Risp                                          15,000             68
Telecom Italia Mobile SPA                                  30,000            175
Telecom Italia Mobile SPA di Risp                         120,000            415
Telecom Italia SPA (a)                                    113,825            654
Toro Assicurazioni 2000 Warrants (a)                        1,600              8
                                                                         -------
                                                                           2,995
                                                                         -------

Japan - 29.2%
Acom Co., Ltd.                                              3,700            376
Alinco, Inc. (a)                                            2,000              6
Amada Co., Ltd.                                            18,000            151
Amada Metrecs Co.                                          29,000            205
Aoki International                                         44,000            202
Asahi Bank, Ltd.                                           49,000            300
Autobacs Seven Co., Ltd.                                    6,100            324
Azel Corp.                                                 19,000             79
Bank of Tokyo - Mitsubishi, Ltd.                           57,000            852
Benesse Corp.                                               4,000            695
Bridgestone Tire Corp.                                     17,000            483
Brother Industries                                         51,000            149
Canon, Inc.                                                22,000            644
Casio Computer Co., Ltd.                                   21,000            146
Chiyoda Co., Ltd.                                          12,000             97
Chugoku Electric Power                                      9,400            155
Chuo Trust & Banking                                       11,000             72
Dai Ichi Kangyo Bank                                        8,000             84
Dainippon Ink and Chemical, Inc.                           28,000            109
Daito Trust Construction                                   14,900            194
Daiwa Bank                                                 98,000            313
Daiwa Industries, Ltd.                                     16,000             62


                                                                Annual Report 11

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Denki Kagaku Kogyo                                         35,000             82
East Japan Railway Co.                                         38            230
Eiden Sakakiya Co., Ltd.                                   16,000            196
Eisai Co.                                                   6,000            139
Fanuc Co.                                                   4,200            254
Fuji Bank, Ltd.                                            45,000            465
Fuji Heavy Industries, Ltd.                                40,000            319
Fuji Photo Film Co.                                         4,000            146
Fujitsu, Ltd.                                               5,000            147
Futaba Industrial                                           9,000            130
Hikari Tsushin, Inc.                                          750            396
Hisamitsu Pharmaceutical Co.                               15,000            224
Hitachi, Ltd.                                              41,000            417
Hokkai Can Co.                                             23,000             63
Hokkaido Electric Power Co., Inc.                           6,800            106
Hokkaido Takushoku Bank, Ltd. (a)(c)                      130,000              0
Honda Motor Co., Ltd.                                      21,000            846
Inabata & Co.                                              12,000             53
Industrial Bank of Japan, Ltd.                             35,000            357
Internet Initiative Japan, Inc. - ADR                      24,209          1,244
Ito-Yokado Co., Ltd.                                        2,000            147
Itochu Fuel Corp.                                          52,000            183
Japan Energy Corp.                                        108,000            138
JGC Corp. (a)                                              61,000            165
Kamigumi Co., Ltd.                                         63,000            380
Kansai Electric Power Co., Inc.                            10,700            206
Kao Corp.                                                   6,000            171
Kawasho Corp.                                              48,000             74
Konami Co., Ltd.                                            5,400            474
Kyocera Corp.                                               4,000            263
Mabuchi Motor Co., Ltd.                                     2,000            250
Maeda Corp.                                                27,000            106
Marubeni Corp.                                            123,000            291
Matsushita Electric Industrial
   Co., Ltd.                                               25,000            494
Mazda Motor Corp. (a)                                      26,000            146
Mitsubishi Corp.                                           23,000            192
Mitsui Petrochemical Industry                              56,000            410
Morita Corp.                                               17,000             52
Mycal Corp.                                                17,000            103
Nichia Steel Works                                            800              5
Nichicon Corp.                                             14,000            275
Nintendo Co., Ltd.                                          1,000            174
Nippon Chemi-Con Co., Ltd.                                 16,000             78
Nippon Denso Co.                                            6,000            134
Nippon Express Co., Ltd.                                   24,000            184
Nippon Hodo Co., Ltd.                                      39,000            250
Nippon Shinpan Co.                                         64,000            222
Nippon Steel Corp.                                         81,000            213
Nippon Telegraph & Telephone Corp.                            158          1,777
Nissho Corp.                                               15,000            149
Nittoc Construction Co.                                    19,000             64
Nomura Securities Co., Ltd.                                 6,000             88
NTT Mobile Communications Network,
   Inc. New (a)                                                24            397
NTT Mobile Communications Network,
   Inc. NPV                                                     6            100
Okabe Co.                                                  21,000             75
Ono Pharmaceutical                                         10,000            327
Orient Corp.                                               71,000            207
Rohm Co.                                                    1,000            199
Ryosan Co.                                                 11,000            283
Sakura Bank, Ltd.                                          48,000            255
Sankyo Co., Ltd.                                           13,000            363
Sanshin Electronics                                        11,000            113
Santen Pharmaceutical Co., Ltd.                            13,000            345
Sanwa Bank                                                 10,000            137
Sanyo Shinpan Finance Co.                                   2,000            118
Seino Transportation                                       24,000            153
Sekisui House, Ltd.                                         9,000             97
Senshukai Co.                                              18,000            324
Sintokogio                                                 22,000             62
Sony Corp.                                                  3,100            402
Sony Music Entertainment, Inc.                              1,900            202
Sumitomo Bank                                              27,000            370
Sumitomo Realty & Development                              96,000            385
Taiyo Yuden Co., Ltd.                                      10,000            215


12 Annual Report

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Takara Standard Co., Ltd.                                  29,000            185
Takeda Chemical Industries                                  9,000            453
Takefuji Corp.                                              2,200            354
Takuma Co.                                                 16,000            172
TDK Corp.                                                   2,000            243
Toenec Corp.                                               37,000            170
Tokyo Electric Co., Ltd.                                   57,000            215
Tokyo Electric Power                                       16,500            385
Toyo Suisan Kaisha                                         25,000            274
Toyota Motor Corp.                                         39,000          1,153
Uniden Corp.                                               28,000            302
Yakult Honsha Co., Ltd.                                    38,000            553
Yamaha Motor Co.                                           23,000            207
                                                                         -------
                                                                          29,165
                                                                         -------

Luxembourg - 1.1%
Atlantic Richfield Co. 2000
   Warrants (a)                                            12,308          1,083
                                                                         -------

Netherlands - 5.0%
ABN Amro Holdings NV                                       21,283            519
Aegon NV                                                      900             79
DSM NV (BR)                                                 3,564            420
Fortis NV                                                      60              2
Heineken NV                                                 1,286             64
Hollandsche Beton Groep NV                                  9,880            117
ING Groep NV                                               16,836            924
KLM NV                                                     10,152            279
Koninklijke (Royal) Philips
   Electronics NV (a)                                       3,963            409
Koninklijke Ahold NV                                        4,781            171
Koninklijke Boskalis Westminster NV                        16,831            293
Koninklijke Hoogovens NV                                    5,094            295
Koninklijke Nedlloyd NV                                     5,157            147
Royal Dutch Petroleum Co.                                   9,270            571
TNT Post Group NV                                              29              1
Unilever NV (a)                                             7,638            532
Van Ommeren (Kon) CVA                                       4,964            171
                                                                         -------
                                                                           4,994
                                                                         -------

Norway - 1.1%
Bergesen DY AS Series B                                    14,600            213
Christiania Bank OG Kreditkasse                            48,012            204
Elkem ASA Series A                                         13,500            241
Kvaerner Industries ASA Series B (a)                        3,300             59
Norske Skogindustrier AS Class A                            6,000            247
SAS Norske ASA Series B                                     8,356             80
Storebrand ASA Series A (a)                                 7,600             50
                                                                         -------
                                                                           1,094
                                                                         -------

Pakistan - 0.2%
Dewan Salmon Fibre (a)                                     13,886              9
Fauji Fertilizer                                           39,500             39
Hub Power Co. - GDR (a)                                     5,720             50
Pakistan State Oil                                         18,720             45
Pakistan Telecommunications Corp.
   - GDS (a)                                                  930             38
Sui Northern Gas Pipelines (a)                             39,542              7
Sui Southern Gas Co., Ltd. (a)                             72,737             14
                                                                         -------
                                                                             202
                                                                         -------

Portugal - 0.2%
Electricidade de Portugal SA                               13,069            221
                                                                         -------

Singapore - 1.8%
City Developments                                          10,000             61
DBS Land                                                   18,000             41
Development Bank                                           10,350            119
Development Bank of Singapore,
   Ltd. (Alien Market)                                      9,000            106
Elec & Eltek International Co.,
   Ltd. (a)                                                 5,000             18
Hai Sun Hup Group (a)                                      39,000             17


                                                                Annual Report 13

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Haw Par Brothers International,
   Ltd                                                     24,000             40
Keppel Bank                                                14,000             30
Keppel Bank 2000 Warrants (a)                               7,250              3
Keppel Corp. (a)                                           18,000             58
Mandarin Oriental International,
   Ltd. (a)                                                37,464             25
Marco Polo Developments, Ltd.                              25,000             37
Metro Holdings, Ltd. (a)                                   10,400             13
Natsteel Electronics, Ltd.                                 13,000             65
Overseas Chinese Banking Corp.,
   Ltd. (Alien Market)                                     24,672            173
Overseas Union Bank (Alien Market)                         13,200             69
Singapore Airlines, Ltd. (Alien
   Market)                                                 28,000            263
Singapore Land                                             12,000             29
Singapore Press Holdings, Ltd.                              7,090            118
Singapore Technologies
   Engineering, Ltd.                                       35,000             42
Singapore Telecommunications, Ltd.                        122,000            217
United Industrial Corp., Ltd.                              64,000             37
United Overseas Bank, Ltd. (Alien
   Market)                                                 17,000            126
United Overseas Land                                       71,000             66
Want Want Holdings, Ltd.                                   29,000             54
                                                                         -------
                                                                           1,827
                                                                         -------

South Korea - 1.0%
Daewoo Corp.                                                6,420             10
Daewoo Electronics Co. (a)                                  4,410              8
Daewoo Heavy Industries                                     5,620              9
Daewoo Securities Co. (a)                                   1,515             28
Daewoo Securities Co. Rights (a)                              370              2
Dongwon Securities                                          1,180             29
Hana Bank                                                   1,950             17
Hanjin Shipping Co. (a)                                       990             15
Hanvit Bank - GDR                                           1,800             14
Housing & Commercial Bank, Korea (a)                          570             13
Kookmin Bank                                                2,220             31
Koram Bank                                                  2,190             17
Korea Electric Power Corp.                                  1,900             71
Korea Telecom Corp. - ADR (a)                                 300             10
Korean Air (a)                                              1,060             21
L.G. Information & Communication (a)                          300             27
LG Chemical, Ltd.                                             810             26
LG Electronics                                              1,440             61
LG Insurance Co., Ltd.                                      5,100             33
Oriental Chemical Industries Co., Ltd.                      1,460             28
Pohang Iron & Steel Co., Ltd.                                 590             79
Samsung Display Devices Co. (a)                               560             32
Samsung Electro-Mechanics Co.                                 468             25
Samsung Electronics Co., Ltd.                               1,440            273
Samsung Fire & Marine Insurance
   Co. (a)                                                    600             30
Samsung Heavy Industries (a)                                5,460             50
Samsung Securities Co., Ltd.                                  900             35
Ssangyong Oil Refining Co., Ltd.                            1,180             30
                                                                         -------
                                                                           1,024
                                                                         -------

Spain - 2.9%
Banco Bilbao Vizcaya SA                                     6,850             91
Banco Santander Central Hispano SA (a)                      8,100             81
Compania Espanola de Petroleos SA                           1,800             22
Endesa SA                                                  30,624            616
Hidroelectrica del Cantabrico SA                            3,150             45
Iberdrola SA                                                7,405            107
Repsol SA (a)                                              31,872            666
Sogecable SA (a)                                           22,500            614
Telefonica SA (a)                                          34,620            552
Union Electrica Fenosa SA                                   5,200             74
                                                                         -------
                                                                           2,868
                                                                         -------


14 Annual Report

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Sweden - 1.2%
Electrolux AB Series B                                     15,688            316
Gambro AB Series A (a)                                      8,660             90
Skand Enskilda Barken Series A                             22,498            234
Svenska Handelsbanken AB Series A (a)                      15,674            218
Telefonaktiebolaget Ericsson (LM)
   Series B                                                11,197            362
                                                                         -------
                                                                           1,220
                                                                         -------

Switzerland - 6.2%
ABB, Ltd. (a)                                               2,130            218
Baloise Holding, Ltd. (Regd.)                                 210            176
Bobst AG (BR)                                                  50             60
Credit Suisse Group (Regd)                                  1,799            340
Fischer (Georg) AG (Regd)                                     180             55
Forbo Holding AG (Regd)                                       130             52
Helvetia Patria Holding Co. (Regd)                            320            262
Jelmoli Holding AG (Regd)                                     710            146
Nestle SA (Regd)                                              336            664
Novartis AG (Regd)                                            726          1,046
Roche Holdings Genusscheine AG NPV                            118          1,367
Schweiz Ruckversicher (Regd)                                  194            379
SGS Holding (BR) (a)                                          124            141
Swisscom AG (Regd)                                            248             82
UBS AG (Regd.)                                              2,451            693
Vontobel Holding AG (Regd.)                                    83            137
Zurich Allied AG (Regd.)                                      703            413
                                                                         -------
                                                                           6,231
                                                                         -------

Thailand - 0.0%
Finance One Public Co., Ltd.
   (Alien Market)(a)(c)                                    31,600              0
                                                                         -------

United Kingdom - 19.3%
Abbey National PLC                                         13,200            227
Allied Zurich PLC                                          35,169            428
Anglian Water PLC                                          14,368            171
Bank of Scotland Governor & Co. PLC                        10,415            130
Barclays PLC                                               27,214            809
Berisford PLC                                              57,600            279
BG PLC                                                     84,249            507
Billiton PLC                                               38,390            156
Britannic PLC (a)                                           6,200            100
British Energy PLC                                         24,008            200
British Land Co. PLC                                        2,841             24
British Petroleum Amoco Co. PLC                            31,982            593
British Steel PLC                                          38,432            101
British Telecom PLC                                        87,440          1,339
Cable & Wireless PLC                                       17,763            203
Carillion PLC (a)                                             352              1
Courtaulds Textile Co. PLC                                 29,800             80
Daily Mail and General Trust PLC
   Class A                                                  1,834            103
Diageo PLC                                                 25,423            258
Enterprise Oil PLC                                         20,636            150
FKI Babcock PLC                                            64,829            222
General Electric Co. PLC                                   20,279            203
Glaxo Wellcome PLC                                         38,643          1,015
Granada Group PLC                                          28,518            254
Greenalls Group PLC                                        17,820            108
Halifax PLC                                                29,358            328
Hanson PLC                                                 13,587            116
HSBC Holdings PLC                                          17,700            219
Hyder PLC                                                  18,397            166
Imperial Chemical Industries PLC                           34,933            397
Imperial Tobacco Group PLC                                 11,068            128
Invensys PLC                                               61,991            317
Kingfisher PLC                                             26,048            313
Land Securities PLC                                         7,500            106
Lloyds TSB Group PLC                                       31,661            438
Lonrho PLC                                                 16,370            150
Mirror Group News PLC                                      13,000             53
Northern Foods PLC                                         65,746            137
Norwich Union PLC                                          31,100            212
Pearson PLC                                                 4,701             97


                                                                Annual Report 15

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Reuters Group PLC                                          32,561            479
Royal Bank of Scotland Group PLC                           43,507            897
Safeway PLC                                                66,400            276
Sears PLC (c)                                              22,400            129
Selfridges PLC                                             22,400             99
Severn Trent PLC                                            7,383            107
Shell Transportation & Trading PLC
   (Regd)                                                  75,229            600
Signet Group PLC (a)                                      463,552            397
Slough Estates PLC                                         30,900            180
SmithKline Beecham PLC                                     58,791            765
Somerfield PLC                                             31,578            118
Tarmac PLC (a)                                                352              3
Tesco Store Holdings PLC                                   85,698            254
Thames Water PLC                                           19,921            287
Tomkins PLC                                                43,440            189
Unilever PLC (a)                                            7,155             67
United Utilities PLC                                       10,909            130
Vodafone Airtouch PLC                                     105,024          2,115
Wimpey (George), Ltd. PLC                                  50,026            121
Yorkshire Water PLC                                        35,058            230
Zeneca Group PLC                                           24,131            958
                                                                         -------
                                                                          19,239
                                                                         -------

Total Common Stocks
(cost $83,123)                                                            98,782
                                                                         -------

Preferred Stocks - 0.9%
Austria - 0.0%
Bau Holdings AG                                               800             27
                                                                         -------

Germany - 0.9%
Dyckerhoff AG                                               2,330             79
M.A.N. AG (a)                                               6,650            144
ProSieben Media AG NV                                       2,650            119
Rheinmetall AG                                              1,150             18
RWE AG                                                     11,700            374
Volkswagen AG                                               3,700            127
                                                                         -------
                                                                             861
                                                                         -------

Total Preferred Stocks
(cost $934)                                                                  888
                                                                         -------

                                                        Principal
                                                          Amount
                                                          (000)
                                                        ---------
Long-Term Investments - 0.3%
Germany - 0.0% Deutsche Finance BV (conv.)
   1.000% due 05/02/01 (a)                                 DEM 60             40
                                                                         -------

Italy - 0.1% Italy, Republic of (conv.)
   5.000% due 06/28/01 (a)                                 $   35             61
                                                                         -------

Japan - 0.2%
MTI Capital (Cayman), Ltd. (conv.)
   0.500% due 10/01/07 (a)                             JPY 39,000            243
                                                                         -------

Total Long-Term Investments
(cost $256)                                                                  344
                                                                         -------

Short-Term Investments - 2.3%
AIM Short-Term Investment Prime
   Portfolio Class A (b)                                   $1,297          1,297
Federated Investors Prime Cash
   Obligations Fund (b)                                       988            988
                                                                         -------

Total Short-Term Investments
(cost $2,285)                                                              2,285
                                                                         -------


16 Annual Report

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                   Market
                                                    Value
                                                    (000)
                                                      $
                                                   -------
Total Investments - 102.4%
(identified cost $86,598)                          102,299

Other Assets and Liabilities,
Net - (2.4%)                                        (2,383)
                                                   -------

Net Assets - 100.0%                                 99,916
                                                   =======

(a)   Nonincome-producing security.
(b)   At cost, which approximates market.
(c) These securities have been valued by the Security Valuation Committee of the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.

Abbreviations:
ADR - American Depositary Receipt
BR - Bearer
GDR - Global Depositary Receipt
GDS - Global Depositary Share
NPV - No Par Value
NV - Nonvoting

Foreign Currency Abbreviations:
AUD - Australian dollar
CHF - Swiss frank
DEM - German mark
EUR - Eurodollar
GBP - British pound
HKD - Hong Kong dollar
JPY - Japanese yen
NOK - Norwegian krona
SEK - Swedish krona
SGD - Singapore dollar
USD - United States dollar

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 17

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                        Market
                                                        % of             Value
                                                         Net             (000)
Industry Diversification                               Assets              $
------------------------                               ------           -------
Basic Industries                                         7.1%             7,098
Capital Goods                                            5.3              5,326
Consumer Basics                                         13.6             13,582
Consumer Durables                                        6.5              6,490
Consumer Non-Durables                                    4.5              4,476
Consumer Services                                        1.0              1,041
Energy                                                   7.4              7,373
Finance                                                 21.4             21,354
General Business                                         4.0              3,951
Miscellaneous                                            3.7              3,649
Shelter                                                  0.9                893
Technology                                               8.0              7,973
Transportation                                           1.8              1,826
Utilities                                               14.6             14,638
Long-Term Investments                                    0.3                344
Short-Term Investments                                   2.3              2,285
                                                       ------           -------

Total Investments                                      102.4            102,299
Other Assets and Liabilities, Net                       (2.4)            (2,383)
                                                       ------           -------

Net Assets                                             100.0%            99,916
                                                       ======           =======

                                                                        Market
                                                        % of             Value
                                                         Net             (000)
Geographic Diversification                             Assets              $
--------------------------                             ------           -------
Europe                                                  46.1%            46,075
Japan                                                   29.2             29,165
Middle East                                              1.2              1,159
Pacific Basin                                            4.0              4,031
United Kingdom                                          19.3             19,240
Long-Term Investments                                    0.3                344
Short-Term Investments                                   2.3              2,285
                                                       ------           -------

Total Investments                                      102.4            102,299
Other Assets and Liabilities, Net                       (2.4)            (2,383)
                                                       ------           -------

Net Assets                                             100.0%            99,916
                                                       ======           =======

See the accompanying notes which are an integral part of the financial statements.


18 Annual Report

SSgA
Active International Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

Forward Foreign Currency Exchange Contracts

                                                                    Unrealized
                                                                   Appreciation
Contracts to             In Exchange             Settlement       (Depreciation)
Deliver (000)             for (000)                 Date               (000)
-------------            -----------             ----------       --------------
 USD   2,944             AUD   4,435              09/24/99                 (111)
 USD  15,159             EUR  14,443              09/24/99                  149
 USD   4,822             GBP   3,013              09/24/99                   26
 USD   6,416             JPY 754,061              09/24/99                  507
 USD   1,456             SEK  12,281              09/24/99                   39
 EUR  14,443             USD  15,117              09/24/99                 (191)
 GBP   2,203             USD   3,506              09/24/99                  (39)
 JPY 978,572             USD   8,189              09/24/99                 (795)
 SEK   4,729             USD     579              09/24/99                    3
                                                                  -------------
                                                                           (412)
                                                                  =============

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 19

SSgA
Active International Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $86,598) ................................................  $   102,299
Foreign currency holdings (identified cost $1,207) .............................................        1,218
Forward foreign currency exchange contracts (cost $58,187) .....................................       58,798
Foreign currency exchange spot contracts (cost $2,785) .........................................        2,806
Receivables:
   Dividends and interest ......................................................................          231
   Investments sold ............................................................................          522
   Fund shares sold ............................................................................          328
   Foreign taxes recoverable ...................................................................           81
Deferred organization expenses .................................................................            5
Short-term investments held as collateral for securities loaned, at market .....................       12,791
                                                                                                  -----------

      Total Assets .............................................................................      179,079

Liabilities
Payables:
   Investments purchased .....................................................  $     4,136
   Fund shares redeemed ......................................................           62
   Accrued fees to affiliates ................................................          155
   Other accrued expenses ....................................................           24
Forward foreign currency exchange contracts (cost $58,187) ...................       59,210
Foreign currency exchange spot contracts (cost $2,785) .......................        2,785
Payable upon return of securities loaned, at market ..........................       12,791
                                                                                -----------

      Total Liabilities ........................................................................       79,163
                                                                                                  -----------

Net Assets .....................................................................................  $    99,916
                                                                                                  ===========

Net Assets Consist of:
Undistributed net investment income ............................................................  $       731
Accumulated net realized gain (loss) ...........................................................       (3,074)
Unrealized appreciation (depreciation) on:
   Investments .................................................................................       15,701
   Foreign currency-related transactions .......................................................         (428)
Shares of beneficial interest ..................................................................           10
Additional paid-in capital .....................................................................       86,976
                                                                                                  -----------

Net Assets .....................................................................................  $    99,916
                                                                                                  ===========

Net Asset Value, offering and redemption price per share:
   ($99,916,080 divided by 9,639,072 shares of $.001 par value
      shares of beneficial interest outstanding) ...............................................  $     10.37
                                                                                                  ===========

See the accompanying notes which are an integral part of the financial statements.


20 Annual Report

SSgA
Active International Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Dividends (net of foreign taxes withheld of $276) .........................    $   2,013
   Interest ..................................................................          148
                                                                                  ---------

      Total Investment Income ................................................        2,161

Expenses
   Advisory fees ..................................................  $     705
   Administrative fees ............................................         65
   Custodian fees .................................................        321
   Distribution fees ..............................................         36
   Transfer agent fees ............................................         40
   Professional fees ..............................................         27
   Registration fees ..............................................         33
   Shareholder servicing fees .....................................         39
   Trustees' fees .................................................          3
   Amortization of deferred organization expenses .................          8
   Miscellaneous ..................................................          7
                                                                     ---------

   Expenses before reductions .....................................      1,284
   Expense reductions .............................................       (344)
                                                                     ---------

      Expenses, net ..........................................................          940
                                                                                  ---------

Net investment income ........................................................        1,221
                                                                                  ---------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ....................................................       (275)
   Futures contracts ..............................................        185
   Equity swap ....................................................      1,179
   Foreign currency-related transactions ..........................        276        1,365
                                                                     ---------
Net change in unrealized appreciation (depreciation) on:
   Investments ....................................................     21,077
   Equity swap ....................................................        (65)
   Foreign currency-related transactions ..........................       (652)      20,360
                                                                     ---------    ---------

Net realized and unrealized gain (loss) ......................................       21,725
                                                                                  ---------

Net increase (decrease) in net assets resulting from operations ..............    $  22,946
                                                                                  =========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 21

SSgA
Active International Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                              1999         1998
                                                                           ---------    ---------
Increase (Decrease) in Net Assets
Operations
   Net investment income ...............................................   $   1,221    $   1,291
   Net realized gain (loss) ............................................       1,365        4,220
   Net change in unrealized appreciation (depreciation) ................      20,360         (586)
                                                                           ---------    ---------

      Net increase (decrease) in net assets resulting from operations ..      22,946        4,925
                                                                           ---------    ---------

Distributions
   From net investment income ..........................................      (3,396)      (1,176)
   From net realized gain on investments ...............................      (3,495)      (3,891)
   In excess of net realized gain on investments .......................      (2,504)          --
                                                                           ---------    ---------

      Net decrease from distributions ..................................      (9,395)      (5,067)
                                                                           ---------    ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......       9,800       (7,223)
                                                                           ---------    ---------

Total Net Increase (Decrease) in Net Assets ............................      23,351       (7,365)

Net Assets
   Beginning of period .................................................      76,565       83,930
                                                                           ---------    ---------
   End of period (including undistributed net investment income of
      $731 and $2,331, respectively) ...................................   $  99,916    $  76,565
                                                                           =========    =========

See the accompanying notes which are an integral part of the financial statements.


22 Annual Report

SSgA
Active International Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Fiscal Years Ended August 31,
                                                   -------------------------------------------------------------
                                                      1999         1998         1997         1996         1995*
                                                   ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ...........   $    9.24    $   10.85    $   10.96    $   10.89    $   10.00
                                                   ---------    ---------    ---------    ---------    ---------

Income From Operations
   Net investment income (a) ...................         .12          .16          .10          .36          .03
   Net realized and unrealized gain (loss) .....        2.09        (1.13)         .03          .28          .86
                                                   ---------    ---------    ---------    ---------    ---------

      Total Income From Operations .............        2.21         (.97)         .13          .64          .89
                                                   ---------    ---------    ---------    ---------    ---------

Distributions
   From net investment income ..................        (.39)        (.15)        (.18)        (.57)          --
   From net realized gain on investments .......        (.69)        (.49)        (.06)          --           --
                                                   ---------    ---------    ---------    ---------    ---------

      Total Distributions ......................       (1.08)        (.64)        (.24)        (.57)          --
                                                   ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period .................   $   10.37    $    9.24    $   10.85    $   10.96    $   10.89
                                                   =========    =========    =========    =========    =========

Total Return (%)(b) ............................       26.88        (9.50)        1.17         6.22         8.90

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ..      99,916       76,565       83,930       54,595       25,186

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ..............        1.00         1.00         1.00         1.00         1.79
      Operating expenses, gross (d) ............        1.37         1.29         1.40         1.47         2.56
      Net investment income ....................        1.30         1.23         1.12         1.16         1.11

   Portfolio turnover rate (%)(c) ..............       62.02        74.79        48.29        22.02         7.17

*     For the period March 7, 1995 (commencement of operations) to August 31
      1995.
(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1995 are annualized.
(d)   See Note 4 for current period amounts.


                                                                Annual Report 23

SSgA
Active International Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Active International Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


24 Annual Report

SSgA
Active International Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1999, the Fund had a net tax basis capital loss carryover of $3,074,685, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2007. As permitted by tax regulations, the Fund intends to defer a net realized currency loss of $358,398 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in fiscal year 2000.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                                  Net Unrealized
        Federal Tax         Unrealized          Unrealized         Appreciation
            Cost           Appreciation       (Depreciation)      (Depreciation)
       -------------       ------------       --------------      --------------
       $  87,225,018       $ 19,805,691       $  (4,731,376)      $   15,074,315

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in foreign denominated investments, forward contracts, passive foreign investment companies and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the individual Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Deferred organization expenses: The Fund has incurred expenses in connection with its organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

      Foreign currency translations: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

      (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

      (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.


                                                                Annual Report 25

SSgA
Active International Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

      It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates, from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

      Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

      The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market- like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

      Foreign currency exchange contracts: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open foreign contracts at August 31, 1999 are presented in the accompanying Statement of Net Assets.

      Futures: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.


26 Annual Report

SSgA
Active International Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Equity swaps: The Fund may enter into equity swap agreements in order to efficiently participate in certain foreign markets. Pursuant to this agreement, the Fund pays the swap counterparty based on the notional amount and an agreed upon rate (i.e. 12-month USD LIBOR BBA rate). During the term of the agreement, changes in the underlying value of the swap is recorded as unrealized gain (loss) and is based on changes in the value of the underlying index. The underlying index is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparty or accrued interest income to be paid to the Fund, at the agreed upon date, is recognized as unrealized gain (loss). The amount paid to the swap counterparty representing capital depreciation on the underlying securities and accrued interest expense and interest income is recorded as net realized gain (loss). The Fund may be exposed to credit risk in the event of non-performance by the swap counterparty; however, the Fund does not anticipate non-performance by the counterparty. The Fund may segregate certain short-term investments as collateral for the notional amount and payment of liabilities under the equity swap agreement.

      Investment in international markets: Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $63,042,157 and $56,547,319, respectively.

      Futures transactions: The Fund's transactions in futures contracts for the year ended August 31, 1999 were as follows:

                                                        Futures Contracts
                                                    ---------------------------
                                                                    Aggregate
                                                    Number of     Face Value of
                                                    Contracts     Contracts (1)
                                                    ---------     -------------
      Outstanding at August 31, 1998                       --       $        --
      Contracts opened                                     59         3,868,136
      Contracts closed                                    (59)       (3,868,136)
                                                    ---------     -------------
      Outstanding at August 31, 1999                       --       $        --
                                                    =========     =============

      (1) The aggregate face value of contracts is computed on the date each contract was opened.


                                                                Annual Report 27

SSgA
Active International Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $12,075,043 and $12,790,513, respectively. The Fund recorded securities lending income of $59,227 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to waive up to the full amount of its advisory fee to the extent that total expenses exceeded 1.00% of its average daily net assets on an annual basis. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $4,181 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following


28 Annual Report

SSgA
Active International Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      percentages of the average daily net assets of all international funds: $0 up to and including $500 million - .07%, over $500 million to and including $1 billion - .06%, over $1 billion to and including $1.5 billion
      - .04%, over $1.5 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10% for the period September 1, 1997 to December 31, 1997 up to a maximum of 5% for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly- owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175%, to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $17,538, $1,339, $267, $391 and $7,139, by the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.


                                                                Annual Report 29

SSgA
Active International Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                    $   71,709
            Administration fees                   5,950
            Custodian fees                       56,872
            Distribution fees                     1,786
            Shareholder servicing fees            7,555
            Transfer agent fees                  10,397
            Trustees' fees                          240
                                             ----------
                                             $  154,509
                                             ==========

      Beneficial Interest: As of August 31, 1999, two shareholders (who are also other series of the Investment Company) were record owners of approximately 13% and 12%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                     Fiscal Years Ended August 31,
                                                       --------------------------------------------------------
                                                                  1999                          1998
                                                       --------------------------    --------------------------
                                                          Shares        Dollars         Shares        Dollars
                                                       -----------    -----------    -----------    -----------
      Proceeds from shares sold ....................         8,857    $    81,077         15,836    $   153,450
      Proceeds from reinvestment of distributions ..           879          7,304            405          4,150
      Payments for shares redeemed .................        (8,387)       (78,581)       (15,685)      (164,823)
                                                       -----------    -----------    -----------    -----------
      Total net increase (decrease) ................         1,349    $     9,800            556    $    (7,223)
                                                       ===========    ===========    ===========    ===========

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of its net assets under the agreement. The Fund did not have any drawdowns during the year.


30 Annual Report

SSgA
Active International Fund

                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

The Fund paid distributions of $38,129 from net long-term capital gains during its taxable year ended August 31, 1999.

The Fund paid foreign taxes of $276,075 and recognized $2,356,024 of foreign source income during the taxable year ended August 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0286 per share of foreign taxes paid and $.2444 of gross income earned from foreign sources in the taxable year ended August 31, 1999.

Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 31

SSgA Active International Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

Officers
  Lynn L. Anderson, President, Treasurer and CEO
  Mark E. Swanson, Assistant Secretary, Assistant
    Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  Deedra S. Walkey, Assistant Secretary
  Rick J. Chase, Assistant Secretary
  Carla L. Anderson, Assistant Secretary

Investment Adviser
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171
  (800) 647-7327

Distributor
  Russell Fund Distributors, Inc.
  One International Place, 27th Floor
  Boston, Massachusetts 02110
  (800) 997-7327

Administrator
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

Legal Counsel
  Goodwin, Procter & Hoar LLP
  Exchange Place
  Boston, Massachusetts 02109

Independent Accountants
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110


32 Annual Report

                                  SSgA(R) Funds
                           Tax Free Money Market Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  21

Notes to Financial Statements.................................  22

Fund Management and Service Providers.........................  26

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Income from tax-free funds may be subject to an alternative minimum tax, or state and local taxes. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Tax Free Money Market Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. James Donahue, Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Tax Free Money Market Fund since its inception in December 1994. Prior to that he was a municipal bond trader with the investment firm of Jesup Josephthal. He is a graduate of Belknap College with a BS in economics. There are two other portfolio managers working with Mr. Donahue.


                                                                 Annual Report 5

SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income exempt from federal income taxes; preservation of capital and liquidity.

Invests in: High quality, short-term municipal securities.

Strategy: Fund Managers base their decisions on the relative attractiveness of different tax-exempt money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

          Dates        Tax Free Money Market Fund
        Inception*               $10,000
           1995                  $10,254
           1996                  $10,568
           1997                  $10,884
           1998                  $11,219
           1999                  $11,523

================================================================================

Performance Review

For the fiscal year ended August 31, 1999, the SSgA Tax Free Money Market Fund had a return of 2.71%. The Fund's annualized return was 3.03% since its inception in December 1994.

The Fund maintains a AA rating from the Standard & Poor's Corporation. Standard & Poor's assigns a AA rating to funds where safety of principal value is high and exposure to loss is limited. This rating corresponds with the underlying investments and the management style of the Funds. From the Fund's inception, the investment objective has been preservations of principal and a stable net asset value of $1.00 per share, with a competitive rate of return. The rating of mutual funds are opinions of the investment quality of shares

--------------------------------------------------------------------------------
SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------
 Period Ended           Growth of         Total
   08/31/99              $10,000          Return
--------------        ------------        -------
1 Year                $     10,271         2.71%
Inception             $     11,523         3.03%+

*     The Fund commenced operations on December 1, 1994.

+     Annualized.


6 Annual Report

SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

of the mutual fund which invest in short-term fixed income obligations. The Standard & Poor's Corporation assigns ratings across a wide spectrum of comparable funds. In order to maintain the Fund's rating, S&P requires investment guidelines that may, in certain instances, be more conservative than otherwise allowed a fund under applicable law.

Market and Portfolio Highlights

During the first two quarters of fiscal 1999, the Fed eased interest rates on three different occasions. The inflation rate remained low, and as a result, the economy continued it's unprecedented growth. However, during the last quarter of the fiscal year, the Fed raised rates consistent with their overall bias on continuing a tightening mode.

With more and more financing being done on a variable rate basis, the tax-exempt market is experiencing a diminishing supply of fixed rate securities. The yield curve has remained flat for the past two years, and as a result, the Fund continued to adhere to the strategy of remaining in a short duration. At the point in time that the yield curve begins to steepen, the Fund will have the flexibility to take advantage of higher rates and extend the average duration. Currently, at August 31, 1999, the Fund's duration is at 28 days. The Fund will continue to invest only in the highest quality investments in order to attain its objective.

--------------------------------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)                              August 31, 1999
--------------------------------------------------------------------------------
Kentucky Economic Development Finance Authority Revenue
  Pooled Hospital Loan                                                      4.6%
Missouri State Health & Educational Facilities Authority                    4.0
Cobb County, Georgia Tax Anticipation Notes                                 3.8
Iowa Finance Hospital Facility Revenue, Series B                            3.8
Salt Lake City, Utah Revenue, Series A                                      3.8
Dauphin County, Pennsylvania, General Obligation Series B                   3.6
San Antonio, Texas Water Revenue Series SGA42                               3.5
Franklin County, Ohio Hospital Revenue                                      3.5
Massachusetts, State of, Health & Educational Facilities
  Authority Revenue                                                         3.0
Roanoke, Virginia, Industrial Development Authority Hospital
  Revenue, Series A                                                         2.3
--------------------------------------------------------------------------------

                              ---------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Tax Free Money Market Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended, and for the period December 1, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Tax Free Money Market Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                                 Principal
                                                                                   Amount                     Date      Value
                                                                                   (000)         Rate          of       (000)
                                                                                     $             %        Maturity*     $
                                                                                 ---------      ------      ---------   -----
Municipal Bonds - 99.7%
Alabama - 4.9%
Montgomery, Alabama Special Care Facilities Financing Authority Revenue
   Series A, weekly demand (a)                                                     1,000        3.350(2)     12/01/30    1,000
Montgomery, Alabama Special Care Facilities Financing Authority Revenue
   Series H, weekly demand (a)                                                     3,095        3.350(2)     12/01/30    3,095
Stevenson, Alabama Industrial Development Board Environmental Improvement
   Revenue Series A, daily demand (a)                                              5,000        3.050(1)     02/01/34    5,000
University of Alabama Revenue Series A, weekly demand                              3,800        3.150(2)     10/01/07    3,800
                                                                                                                       -------
                                                                                                                        12,895
                                                                                                                       -------

Alaska - 1.3%
Alaska Industrial Deveopment & Export Authority Revenue Lot 5,
   weekly demand                                                                   2,100        3.550(2)     07/01/03    2,100
Alaska Industrial Deveopment & Export Authority Revenue Lot 6,
   weekly demand                                                                   1,420        3.550(2)     07/01/01    1,420
                                                                                                                       -------
                                                                                                                         3,520
                                                                                                                       -------

Arizona - 0.5%
Phoenix, Arizona Civic Improvement Corporation Water System Revenue                1,215        6.000        07/01/00    1,239
                                                                                                                       -------

Arkansas - 1.2%
Arkansas, State of, Development Financial Authority Health Care Facilities
   Revenue Series B, weekly demand                                                 3,100        3.250(2)     06/01/12    3,100
                                                                                                                       -------

California - 1.1%
California Higher Education Loan Authority Incorporated Student Loan Revenue
   Series D-2, semiannual demand                                                   3,000        3.500(4)     04/01/00    3,000
                                                                                                                       -------

Colorado - 0.4%
Colorado Springs, Colorado General Obligation (pre-refunded 09/01/99)(b)           1,000        7.000        09/01/07    1,000
                                                                                                                       -------

Connecticut - 1.0%
Connecticut State Health & Educational Facilities Authority Revenue Series T-2,
   weekly demand                                                                   2,500        3.150(2)     07/01/29    2,500
                                                                                                                       -------


                                                                 Annual Report 9

SSgA
Tax Free Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                                 Principal
                                                                                   Amount                     Date      Value
                                                                                   (000)         Rate          of       (000)
                                                                                     $             %        Maturity*     $
                                                                                 ---------      ------      ---------   -----
Delaware - 0.5%
Delaware, State of, Economic Development Authority Solid Waste Disposal &
   Sewage Facilities Revenue Series A, daily demand (a)                            1,400        3.050(1)     07/01/28    1,400
                                                                                                                       -------

District of Columbia - 0.7%
District of Columbia Revenue, weekly demand (a)                                    1,900        3.300(2)     10/01/15    1,900
                                                                                                                       -------

Florida - 6.4%
Broward County, Florida Professional Sports Facilities Tax Revenue
   Series SGA 38, weekly demand (a)                                                5,000        3.330(2)     09/01/21    5,000
Dade County, Florida Industrial Development Authority Revenue Series A,
   weekly demand                                                                     450        3.250(2)     01/01/16      450
Dade County, Florida Industrial Development Authority Revenue Series B,
   weekly demand                                                                     900        3.250(2)     01/01/16      900
Dade County, Florida Industrial Development Authority Revenue Series C,
   weekly demand                                                                     500        3.250(2)     01/01/16      500
Dade County, Florida Industrial Development Authority Revenue Series D,
   weekly demand                                                                     100        3.250(2)     01/01/16      100
Hillsborough County, Florida Aviation Authority Revenue Series A
   (pre-refunded 10/01/99)(a)(b)                                                   1,000        6.850        10/01/06    1,023
Jacksonville, Florida Electric Authority Revenue Series SGA17,
   weekly demand                                                                   2,000        3.330(2)     10/01/20    2,000
Jacksonville, Florida Excise Taxes Revenue Series A
   (pre-refunded 10/01/99)(a)(b)                                                   1,200        6.500        10/01/11    1,227
Putnam County, Florida Development Authority Pollution Control Revenue
   Series H-4, semiannual demand                                                   2,920        3.000(4)     03/15/14    2,920
St. Lucie County, Florida Pollution Control Revenue, daily demand                  2,500        2.850(1)     01/01/26    2,500
                                                                                                                       -------
                                                                                                                        16,620
                                                                                                                       -------

Georgia - 8.8%
Burke County, Georgia Development Authority Pollution Control Revenue,
   daily demand                                                                    3,000        3.000(1)     09/01/26    3,000
Clayton County, Georgia Housing Authority Multifamily Housing Revenue
   Series A, weekly demand                                                         2,315        3.300(2)     01/01/21    2,315
Clayton County, Georgia Housing Authority Multifamily Housing Revenue
   Series D, weekly demand                                                         2,200        3.300(2)     01/01/21    2,200
Cherokee County, Georgia School System General Obligation                          1,500        5.000        02/01/00    1,512


10 Annual Report

SSgA
Tax Free Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                                 Principal
                                                                                   Amount                     Date      Value
                                                                                   (000)         Rate          of       (000)
                                                                                     $             %        Maturity*     $
                                                                                 ---------      ------      ---------   -----
Cobb County, Georgia Tax Anticipation Notes                                       10,000        3.250        12/31/99   10,007
Georgia Municipal Gas Authority Revenue Series A, weekly demand                    4,000        3.550(2)     11/01/06    4,000
                                                                                                                       -------
                                                                                                                        23,034
                                                                                                                       -------

Illinois - 1.4%
Illinois Development Finance Authority Revenue, weekly demand                      3,000        3.300(2)     11/15/11    3,000
Illinois Finance Authority Economic Development Revenue, weekly demand               700        3.450(2)     12/01/09      700
                                                                                                                       -------
                                                                                                                         3,700
                                                                                                                       -------

Indiana - 1.2%
Indianapolis, Indiana Local Public Improvement Bond Bank Notes Series C            3,250        4.000        01/10/00    3,259
                                                                                                                       -------

Iowa - 4.8%
Des Moines, Iowa Commercial Development Revenue, monthly demand                    2,700        3.400(3)     04/01/15    2,700
Iowa Finance Authority Hospital Facility Revenue Series B, weekly demand (a)      10,000        3.250(2)     01/01/28   10,000
                                                                                                                       -------
                                                                                                                        12,700
                                                                                                                       -------

Kansas - 0.2%
Seward County, Kansas Sales Tax Revenue (a)                                          485        4.250        12/01/99      486
                                                                                                                       -------

Kentucky - 4.6%
Kentucky Economic Development Finance Authority Revenue Pooled Hospital
   Loan, weekly demand                                                            12,000        3.400(2)     08/01/18   12,000
                                                                                                                       -------

Louisiana - 0.3%
Ascension Parish, Louisiana Pollution Control Revenue, weekly demand                 700        3.300(2)     12/01/09      700
                                                                                                                       -------

Maryland - 1.9%
Maryland, State of, Health & Higher Educational Facilities Authority Revenue
   Series A, weekly demand                                                         4,000        3.300(2)     04/01/35    4,000
Washington Suburban Sanitation District General Obligation
   (pre-refunded 12/01/99) (b)                                                     1,020        6.500        12/01/11    1,049
                                                                                                                       -------
                                                                                                                         5,049
                                                                                                                       -------


                                                                Annual Report 11

SSgA
Tax Free Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                                 Principal
                                                                                   Amount                     Date      Value
                                                                                   (000)         Rate          of       (000)
                                                                                     $             %        Maturity*     $
                                                                                 ---------      ------      ---------   -----
Massachusetts - 3.0%
Massachusetts, State of, Health & Educational Facilities Authority Revenue
   Series D, weekly demand                                                         1,000        3.150(2)     10/01/27    1,000
Massachusetts, State of, Health & Educational Facilities Authority Revenue
   Series G-1, weekly demand (a)                                                   1,000        2.900(2)     01/01/19    1,000
Massachusetts, State of, Health & Educational Facilities Authority Revenue
   Series P-1, weekly demand                                                         800        3.150(2)     07/01/27      800
Massachusetts, State of, Health & Educational Facilities Authority Revenue
   Series P-2, weekly demand                                                       5,000        3.150(2)     07/01/27    5,000
                                                                                                                       -------
                                                                                                                         7,800
                                                                                                                       -------

Michigan - 1.5%
Michigan Municipal Bond Authority Revenue Series B-2                               2,000        4.250        08/25/00    2,013
Michigan, State of, Trunk Line Series B (a)                                        1,995        4.700        11/15/99    2,001
                                                                                                                       -------
                                                                                                                         4,014
                                                                                                                       -------

Missouri - 4.8%
Kansas City, Missouri Industrial Development Authority Multifamily Housing
   Revenue, monthly demand                                                         2,220        3.400(3)     12/01/15    2,220
Missouri, State of, Health & Educational Facilities Authority Revenue Series A,
   weekly demand                                                                   1,900        3.150(2)     09/01/10    1,900
Missouri, State of, Health & Educational Facilities Authority Revenue Series A,
   weekly demand                                                                   1,000        3.250(2)     12/01/19    1,000
Missouri, State of, Health & Educational Facilities Authority Revenue Series B,
   weekly demand                                                                   1,100        3.250(2)     06/01/14    1,100
Missouri, State of, Health & Educational Facilities Authority Revenue Series B,
   weekly demand                                                                   1,000        3.250(2)     12/01/16    1,000
Missouri, State of, Health & Educational Facilities Authority Revenue Series C,
   weekly demand                                                                   3,200        3.250(2)     06/01/19    3,200
Missouri, State of, Health & Educational Facilities Authority Revenue Series C,
   weekly demand                                                                   1,200        3.250(2)     12/01/19    1,200
Missouri, State of, Health & Educational Facilities Authority Revenue Series D,
   weekly demand                                                                   1,000        3.250(2)     06/01/19    1,000
                                                                                                                       -------
                                                                                                                        12,620
                                                                                                                       -------


12 Annual Report

SSgA
Tax Free Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                                 Principal
                                                                                   Amount                     Date      Value
                                                                                   (000)         Rate          of       (000)
                                                                                     $             %        Maturity*     $
                                                                                 ---------      ------      ---------   -----
Nebraska - 2.2%
Lancaster County, Nebraska Hospital Authority Number 1 Hospital Revenue,
   weekly demand (a)                                                               5,900        3.200(2)     06/01/12    5,900
                                                                                                                       -------

Nevada - 0.4%
Nevada Housing Division Revenue, weekly demand                                       700        3.400(2)     10/01/27      700
Nevada Housing Division Revenue Series E, weekly demand                              400        3.400(2)     10/01/30      400
                                                                                                                       -------
                                                                                                                         1,100
                                                                                                                       -------

New Jersey - 0.4%
New Jersey Economic Development Authority Pollution Control Revenue
   Series A, weekly demand (a)                                                     1,000        2.750(2)     03/01/12    1,000
                                                                                                                       -------

New York - 7.6%
Hempstead, New York Industrial Development Agency Industrial Development
   Revenue, weekly demand                                                          1,900        3.150(2)     09/15/15    1,900
New York, New York General Obligation Series A-9, weekly demand                    2,550        3.200(2)     08/01/18    2,550
New York, New York General Obligation Series B, weekly demand                        500        3.150(2)     08/15/24      500
New York, New York General Obligation Series D, weekly demand (a)                  2,600        3.150(2)     02/01/21    2,600
New York, New York Municipal Trust Series SGB 36, weekly demand (a)                3,600        3.250(2)     06/01/22    3,600
New York, New York Transitional Finance Authority Revenue Series A-2,
   weekly demand                                                                   3,100        3.150(2)     11/15/22    3,100
New York, State of, Energy Research and Development Authority Pollution
   Control Revenue Series B, weekly demand (a)                                     5,715        3.150(2)     08/01/32    5,715
                                                                                                                       -------
                                                                                                                        19,965
                                                                                                                       -------

North Carolina - 1.1%
Charlotte, North Carolina Airport Revenue Series A, weekly demand (a)                800        3.200(2)     07/01/16      800
University of North Carolina School of Medicine Ambulatory Care Clinic
   Revenue, weekly demand                                                          2,100        3.350(2)     07/01/12    2,100
                                                                                                                       -------
                                                                                                                         2,900
                                                                                                                       -------

Ohio - 4.3%
Clermont County, Ohio Hospital Facilities Revenue Series B, weekly demand            880        3.400(2)     09/01/21      880
Cuyahoga County, Ohio Hospital Revenue Series D, daily demand                      1,300        3.000(1)     01/01/26    1,300
Franklin County, Ohio Hospital Revenue, weekly demand                              9,100        3.200(2)     06/01/16    9,100
                                                                                                                       -------
                                                                                                                        11,280
                                                                                                                       -------


                                                                Annual Report 13

SSgA
Tax Free Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                                 Principal
                                                                                   Amount                     Date      Value
                                                                                   (000)         Rate          of       (000)
                                                                                     $             %        Maturity*     $
                                                                                 ---------      ------      ---------   -----
Oklahoma - 1.9%
Muskogee, Oklahoma Industrial Trust Pollution Control Revenue Series A,
   weekly demand                                                                   5,000        3.470(2)     01/01/25    5,000
                                                                                                                       -------

Pennsylvania - 5.5%
Dauphin County, Pennsylvania General Obligation Series B, weekly demand            9,500        3.350(2)     10/01/27    9,500
Langhorne Manor Borough, Pennsylvania Higher Education & Health Authority
   Revenue (pre-refunded 11/15/99)(b)                                              1,000        8.750        11/15/14    1,031
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority
   Hospital Revenue, daily demand                                                  1,100        3.000(1)     03/01/27    1,100
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority
   Hospital Revenue Series A, daily demand                                         2,800        3.000(1)     03/01/27    2,800
                                                                                                                       -------
                                                                                                                        14,431
                                                                                                                       -------

South Carolina - 1.2%
Florence County, South Carolina Public Facilities Corporation Certificate
   Participation (pre-refunded 03/01/00) (a)(b)                                    1,000        7.600        03/01/10    1,031
South Carolina, State of, Budget & Control Board State Facilities
   Lease Revenue (a)                                                               2,015        5.000        02/01/00    2,030
                                                                                                                       -------
                                                                                                                         3,061
                                                                                                                       -------

Tennessee - 2.2%
Knox County, Tennessee Health Education & Housing Facilities Board Hospital
   Facilities Series B, weekly demand                                              2,800        3.400(2)     09/01/14    2,800
Memphis, Tennessee General Obligation Series B, weekly demand                      2,000        3.400(2)     08/01/07    2,000
Metropolitan Government Nashville and Davidson County, Tennessee General
   Obligation (pre-refunded 12/01/99)(b)                                           1,000        6.200        12/01/09    1,028
                                                                                                                       -------
                                                                                                                         5,828
                                                                                                                       -------

Texas - 8.4%
Dallas-Fort Worth, Texas Regional Airport Revenue Series SGA 49,
   daily demand (a)                                                                1,855        3.100(1)     11/01/23    1,855
Harris County, Texas General Obligation Series A                                     500        6.000        08/15/00      511
Harris County, Texas Industrial Development Corporation Revenue,
   daily demand                                                                    1,700        2.850(1)     04/01/27    1,700


14 Annual Report

SSgA
Tax Free Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                                 Principal
                                                                                   Amount                     Date      Value
                                                                                   (000)         Rate          of       (000)
                                                                                     $             %        Maturity*     $
                                                                                 ---------      ------      ---------   -----
Lower Neches Valley, Texas Authority Revenue, semiannual demand                    1,000        3.450(4)     02/15/17    1,000
North Texas Municipal Water District Regulated Wastewater Revenue
   (pre-refunded 06/01/00)(a)(b)                                                   2,915        7.050        06/01/02    2,988
Panhandle Plains, Texas Higher Education Authority Revenue Series A,
   weekly demand                                                                   1,500        3.300(2)     06/01/21    1,500
San Antonio, Texas Water Revenue Series SGA 42, weekly demand                      9,115        3.330(2)     05/15/26    9,115
Texas A&M University Revenue, weekly demand (a)                                    3,330        3.330(2)     05/15/16    3,330
                                                                                                                       -------
                                                                                                                        21,999
                                                                                                                       -------

Utah - 7.8%
Intermountain Power Agency Utah Power Supply Revenue Series E, semiannual
   demand (a)                                                                      2,000        3.100(4)     07/01/14    2,000
Provo City, Utah Energy System Revenue Series A (pre-refunded
   11/01/99)(a)(b)                                                                 4,000        7.625        11/01/12    4,027
Salt Lake City, Utah Revenue Series A, weekly demand                               9,950        3.250(2)     01/01/20    9,950
Utah County, Utah Environmental Improvement Revenue, semiannual demand             4,500        3.100(4)     11/01/17    4,500
                                                                                                                       -------
                                                                                                                        20,477
                                                                                                                       -------

Virginia - 2.7%
Roanoke, Virginia Industrial Development Authority Hospital Revenue
   Series A, daily demand                                                          6,000        3.000(1)     07/01/27    6,000
Virginia, State of, Public School Authority Series A                               1,000        6.000        01/01/00    1,009
                                                                                                                       -------
                                                                                                                         7,009
                                                                                                                       -------

Washington - 1.4%
Kent, Washington General Obligation Series SGA 27, weekly demand (a)               1,200        3.330(2)     12/01/16    1,200
Port of Kalama, Washington Public Corporation Port, weekly demand                    985        3.300(2)     01/01/04      985
Port of Tacoma, Washington Revenue Series A (a)                                    1,000        5.000        11/01/99    1,003
Washington, State of, Health Care Facilities Authority Revenue (a)                   545        3.000        09/01/99      544
                                                                                                                       -------
                                                                                                                         3,732
                                                                                                                       -------


                                                                Annual Report 15

SSgA
Tax Free Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                Principal
                                                                  Amount                     Date      Value
                                                                  (000)         Rate          of       (000)
                                                                    $             %        Maturity*     $
                                                                ---------      ------      ---------   -----
Wisconsin - 2.1%
Racine, Wisconsin General Obligation Series B                      1,000       3.700       12/01/99     1,000
University of Wisconsin Hospitals & Clinics Authority Revenue,
   weekly demand (a)                                               4,400       3.250(2)    04/01/26     4,400
                                                                                                      -------
                                                                                                        5,400
                                                                                                      -------

Total Investments - 99.7% (amortized cost $261,618)(c) ............................................   261,618

Other Assets and Liabilities, Net - 0.3% ..........................................................       775
                                                                                                      -------

Net Assets - 100.0% ...............................................................................   262,393
                                                                                                      =======

(a)   Bond is insured by AMBAC, FGIC, or MBIA/BIG.
(b) Pre-refunded: These bonds are collateralized by U.S. Government Obligations, which are held in escrow by a trustee and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(c)   The cost for federal income tax purposes is the same as shown above.
* All securities with a maturity greater than thirteen months have a demand feature, or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment letters of credit.

Variable Rate:
  (1) Daily
  (2) Weekly
  (3) Monthly
  (4) Semiannual

See the accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
Tax Free Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

Quality Ratings as a % of Value (Unaudited)

VMIG1, SP-1+ or equivalent * .......................   100%


Economic Sector Emphasis as a % of Value (Unaudited)

Healthcare Revenue .................................    31%
General Obligation .................................    13
Industrial Revenue/Pollution Control Revenue .......    13
Education Revenue ..................................     8
Housing Revenue ....................................     7
Electricity & Power Revenue ........................     5
Pre-refunded .......................................     5
Water & Sewer ......................................     4
Utility Revenue ....................................     3
Airport Revenue ....................................     2
Bond Bank ..........................................     2
Stadium Revenue ....................................     2
Highway Revenue ....................................     1
Port Revenue .......................................     1
Public Agency Revenue ..............................     1
Student Loan Revenue ...............................     1
Transportation .....................................     1
                                                     -----

                                                       100%
                                                     =====

* VMIG1: The highest short-term municipal note credit rating given by Moody's Investors Services to notes with a demand feature which are of the "best quality."

  SP-1+: The highest short-term municipal note credit rating given by Standard & Poor's Corporation to notes with a "very strong or strong capacity to pay principal and interest."

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 17

SSgA
Tax Free Money Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at amortized cost which approximates market (Note 2) ..................    $   261,618
Interest receivable ...............................................................          1,560
Deferred organization expenses ....................................................              3
                                                                                       -----------

      Total Assets ................................................................        263,181

Liabilities
Payables:
   Dividends .....................................................     $       598
   Accrued fees to affiliates ....................................             176
   Other accrued expenses ........................................              14
                                                                       -----------

      Total Liabilities ...........................................................            788
                                                                                       -----------

Net Assets ........................................................................    $   262,393
                                                                                       ===========

Net Assets Consist of:
Accumulated net realized gain (loss) ..............................................    $         6
Shares of beneficial interest .....................................................            262
Additional paid-in capital ........................................................        262,125
                                                                                       -----------

Net Assets ........................................................................    $   262,393
                                                                                       ===========

Net Asset Value, offering and redemption price per share:
   ($262,393,365 divided by 262,392,256 shares of $.001 par value
      shares of beneficial interest outstanding) ..................................    $      1.00
                                                                                       ===========

See the accompanying notes which are an integral part of the financial statements.


18 Annual Report

SSgA
Tax Free Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Interest ........................................................   $   9,154

Expenses
   Advisory fees .......................................   $     710
   Administrative fees .................................          88
   Custodian fees ......................................          58
   Distribution fees ...................................         445
   Transfer agent fees .................................          34
   Professional fees ...................................          19
   Registration fees ...................................          27
   Shareholder servicing fees ..........................         162
   Trustees' fees ......................................           6
   Amortization of deferred organization expenses ......          10
   Miscellaneous .......................................          20
                                                           ---------

      Total Expenses ...............................................       1,579
                                                                       ---------

Net investment income ..............................................       7,575

Net Realized Gain (Loss)
Net realized gain (loss) on investments ............................          34
                                                                       ---------

Net increase in net assets resulting from operations ...............   $   7,609
                                                                       =========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 19

SSgA
Tax Free Money Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                         1999           1998
                                                                      -----------    -----------
Increase (Decrease) in Net Assets
Operations
   Net investment income ..........................................   $     7,575    $     6,800
   Net realized gain (loss) .......................................            34              8
                                                                      -----------    -----------

      Net increase in net assets resulting from operations ........         7,609          6,808
                                                                      -----------    -----------

Distributions
   From net investment income .....................................        (7,575)        (6,800)
                                                                      -----------    -----------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..         2,275         96,574
                                                                      -----------    -----------

Total Net Increase (Decrease) in Net Assets .......................         2,309         96,582

Net Assets
   Beginning of period ............................................       260,084        163,502
                                                                      -----------    -----------

   End of period ..................................................   $   262,393    $   260,084
                                                                      ===========    ===========

See the accompanying notes which are an integral part of the financial statements.


20 Annual Report

SSgA
Tax Free Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      Fiscal Years Ended August 31,
                                                   ------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995*
                                                   ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period ...........   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                   ----------    ----------    ----------    ----------    ----------

Income From Operations
   Net investment income .......................        .0267         .0304         .0295         .0302         .0251
                                                   ----------    ----------    ----------    ----------    ----------

Distributions
   From net investment income ..................       (.0267)       (.0304)       (.0295)       (.0302)       (.0251)
                                                   ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period .................   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                   ==========    ==========    ==========    ==========    ==========

Total Return (%)(a) ............................         2.71          3.08          2.99          3.07          2.54

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ..      262,393       260,084       163,502        45,061        42,607

   Ratios to average net assets (%)(b):
      Operating expenses, net ..................          .56           .56           .58           .57           .59
      Operating expenses, gross ................          .56           .56           .58           .57           .60
      Net investment income ....................         2.67          3.04          2.98          3.01          3.40

*     For the period December 1, 1994 (commencement of operations) to August 31,
      1995.
(a)   Periods less than one year are not annualized.
(b)   The ratios for the period ended August 31, 1995 are annualized.


                                                                Annual Report 21

SSgA
Tax Free Money Market Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Tax Free Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open- end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded daily on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income tax and no federal income tax provision was required.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.


22 Annual Report

SSgA
Tax Free Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Deferred organization expenses: The Fund has incurred expenses in connection with its organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases, sales and maturities of tax-exempt obligations were $1,421,856,838, $1,328,263,908, and $90,070,000, respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $20,306 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, up to a maximum of 5%, for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan" under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses incurred


                                                                Annual Report 23

SSgA
Tax Free Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly- owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as other non-related party service providers. For these services, the Fund pays .025%, .175%, .175%, .050%, and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $70,992 and $91,719 by the Adviser and Commercial Banking, respectively. The Fund did not incur any expenses from SSBSI, RIS, or Solutions during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

      Advisory fees                              $  108,585
      Administration fees                             7,831
      Custodian fees                                  8,446
      Distribution fees                              27,188
      Shareholder servicing fees                     15,783
      Transfer agent fees                             7,921
      Trustees' fees                                    375
                                                 ----------
                                                 $  176,129
                                                 ==========


24 Annual Report

SSgA
Tax Free Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Beneficial Interest: As of August 31, 1999, three shareholders (two of which were also affiliates of the Investment Company) were record owners of approximately 48%, 25% and 18%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (On a Constant Dollar Basis):

                                                            (amounts in thousands)
                                                         Fiscal Years Ended August 31,
                                                         -----------------------------
                                                              1999          1998
                                                            --------      --------
      Proceeds from shares sold .......................      887,427       963,989
      Proceeds from reinvestment of distributions .....        4,738         3,846
      Payments for shares redeemed ....................     (889,890)     (871,261)
                                                            --------      --------

      Total net increase (decrease) ...................        2,275        96,574
                                                            ========      ========


                                                                Annual Report 25

SSgA Tax Free Money Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


26 Annual Report

                                 SSgA(R) Funds
                        US Government Money Market Fund

                                 Annual Report
                                August 31, 1999


                               Table of Contents

                                                                            Page

      Chairman's Letter ...................................................    4

      Portfolio Management Discussion and Analysis ........................    6

      Report of Independent Accountants ...................................    8

      Financial Statements ................................................    9

      Financial Highlights ................................................   14

      Notes to Financial Statements .......................................   15

      Fund Management and Service Providers ...............................   19

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA US Government Money Market Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                    [PHOTO]

                              Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA US Government Money Market Fund since June 1994. Ms. Hatfield has been with State Street since 1986 and has managed several money market funds since 1987. She received a BS from Suffolk University. There are ten other portfolio managers working with Ms. Hatfield.


                                                                 Annual Report 5

SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income while preserving capital and liquidity.

Invests in: Obligations of the US Government, its Agencies or Instrumentalities.

Strategy: Fund Managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates      US Gov't Money Market   Saloman Smith Barney 3-Month T-Bill Index
Inception*         $10,000                            $10,000
   1991            $10,306                            $10,293
   1992            $10,769                            $10,731
   1993            $11,100                            $11,061
   1994            $11,466                            $11,454
   1995            $12,083                            $12,093
   1996            $12,720                            $12,740
   1997            $13,381                            $13,409
   1998            $14,094                            $14,109
   1999            $14,762                            $14,765

================================================================================

Performance Review

The Fund had a total return of 4.74% for the fiscal year ended August 31, 1999. This compares favorably to the return of the benchmark Salomon Smith Barney 3-Month Treasury Bill Index, which gained 4.65% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates.

--------------------------------------------------------------------------------
SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
 Period Ended          Growth of          Total
   08/31/99             $10,000           Return
--------------         ---------          ------
1 Year                 $  10,474          4.74%
5 Years                $  12,874          5.18%+
Inception              $  14,762          4.69%+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
 Period Ended          Growth of          Total
   08/31/99             $10,000           Return
--------------         ---------          ------
1 Year                 $  10,465          4.65%
5 Years                $  12,890          5.21%+
Inception              $  14,765          4.69%+

See related Notes on following page.


6 Annual Report

SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Market and Portfolio Highlights

The year began with the Russian government defaulting on portions of its debt, and international investors losing billions of dollars as a result. Russia's meltdown sent tremors through Latin American economies and posed a significant threat to Mexico, a major US trading partner. This turmoil caused a huge "flight to quality", where US treasuries were deemed one of the only safe investments. As treasuries rallied and credit spreads widened, it became apparent that market participants, as well as the Fed, feared a global financial meltdown.

On September 29, 1998, the Federal Reserve Open Market Committee (FOMC) voted to cut the Federal Funds rate by 25 basis points to 5.25%, its lowest level since January 1996. This action was quickly followed by two more 25 basis point easings, with the last move occurring on November 17th. The US economy remained robust, with both low employment and low inflation, but lower rates were needed to head off the potentially serious threat of lack of liquidity in the markets and ultimately to continued US economic growth. The last Fed rate cut was an insurance policy, making it clear that the world's largest Central Bank was willing to help minimize further market contagion.

The actions by the Federal Reserve were successful in bolstering liquidity and preserving growth. The wealth effect from real estate and stock market gains, coupled with a historically low unemployment rate, drove confidence and spending to record highs. GDP growth has averaged over 3% for the past two quarters, while inflation indicators have remained markedly well behaved. Recently, concerns of increasing asset prices, slowing productivity gains, and recovering foreign economies across the Pacific-Rim raised concerns with the Federal Reserve. On June 30, 1999, they opted to raise the Federal Funds rate from 4.75% to 5.00%, and again on August 24th to 5.25%. These moves by the FOMC retract most of last fall's easings and leaves the door open to another tightening, if required, in the final quarter of 1999.

In the last year, the SSgA US Government Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in high quality investments and providing competitive returns. The Fund's net assets trended higher, increasing by 31% to $1.2 billion over the past twelve months. New cash was invested in a combination of fixed and floating rate securities. Over the past year, mounting pressures from continuing domestic strength and recovering foreign economies created a very steep short yield curve due to the markets' perception of Fed tightening. The Fund took advantage of higher rates extending in one-year securities on market weakness. Given that the Fed may increase interest rates throughout 1999, the Manager also looked to increase exposure in floating rate securities which offer protection against rising interest rates. The Fund's investment strategy concentrated primarily on indices such as one- and three-month LIBOR (London Interbank Offering Rate), with a small allocation based on Fed Funds and Prime rates. The average maturity of the Fund ranged from 37 to 59 days over the last year, ending at 53 days on August 31, 1999.

                                   --------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on March 1, 1991. Index comparison also began on March 1, 1991.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA US Government Money Market Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                        /s/ Pricewaterhousecoopers LLP


8 Annual Report

SSgA
US Government Money Market Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                 Principal
                                                                   Amount                Date        Value
                                                                   (000)       Rate       of         (000)
                                                                     $           %      Maturity       $
                                                                  --------     -----    --------    -------
United States Government Agencies - 76.7%
Federal Farm Credit Bank .......................................    22,000     4.760    01/18/00    21,982
Federal Farm Credit Bank .......................................    15,000     5.000    05/03/00    14,988
Federal Home Loan Bank .........................................    60,000     4.900    01/14/00    59,999
Federal Home Loan Bank .........................................    15,000     4.790    02/04/00    14,995
Federal Home Loan Bank .........................................    10,000     4.970    04/20/00     9,996
Federal Home Loan Bank .........................................    20,000     5.100    05/17/00    19,994
Federal Home Loan Bank .........................................    15,000     5.520    08/02/00    14,985
Federal Home Loan Bank (a) .....................................    50,000     5.028    09/08/99    50,000
Federal Home Loan Bank (a) .....................................    50,000     5.370    10/13/99    50,000
Federal Home Loan Bank (a) .....................................    40,000     5.370    11/16/99    39,994
Federal Home Loan Bank (a) .....................................    25,000     4.851    12/01/99    24,995
Federal Home Loan Bank (a) .....................................    25,000     5.295    04/14/00    24,993
Federal Home Loan Bank (a) .....................................    25,000     5.086    07/12/00    24,989
Federal Farm Credit Bank (a) ...................................    50,000     5.132    08/02/00    49,977
Federal Home Loan Bank Discount Notes ..........................    30,000     5.210    09/22/99    29,909
Federal Home Loan Mortgage Corp. ...............................    20,000     5.505    07/14/00    19,980
Federal Home Loan Mortgage Corp. (a) ...........................    29,800     5.083    05/18/00    29,783
Federal Home Loan Mortgage Corp. Discount Notes ................    20,000     5.010    09/03/99    19,994
Federal Home Loan Mortgage Corp. Discount Notes ................    20,000     4.965    09/09/99    19,978
Federal Home Loan Mortgage Corp. Discount Notes ................    25,000     4.740    09/10/99    24,970
Federal Home Loan Mortgage Corp. Discount Notes ................    30,250     4.730    10/05/99    30,115
Federal Home Loan Mortgage Corp. Discount Notes ................    40,000     5.190    10/05/99    39,804
Federal National Mortgage Association (a) ......................    25,000     5.456    03/15/00    24,992
Federal National Mortgage Association (MTN) ....................    25,000     5.020    04/26/00    24,991
Federal National Mortgage Association (MTN)(a) .................    40,000     4.973    03/23/00    39,986
Federal National Mortgage Association (MTN)(a) .................    20,000     5.160    05/10/00    19,992
Federal National Mortgage Association (MTN)(a) .................    20,000     4.997    08/02/00    19,988
Federal National Mortgage Association (MTN)(a) .................    20,000     5.183    08/04/00    19,989
Federal National Mortgage Association (MTN)(a) .................    15,000     5.370    08/09/00    14,993
Federal National Mortgage Association Discount Notes ...........    50,870     5.150    09/20/99    50,732
Federal National Mortgage Association Discount Notes ...........    45,000     5.505    02/24/00    43,789
Student Loan Marketing Association (MTN) .......................    15,000     4.845    02/10/00    14,990
Student Loan Marketing Association (MTN)(a) ....................    40,000     5.330    02/10/00    39,993
                                                                                                   -------

Total United States Government Agencies (cost $950,855) ........................................   950,855
                                                                                                   -------

Total Investments - 76.7% (amortized cost $950,855) ............................................   950,855
                                                                                                   -------


                                                                 Annual Report 9

SSgA
US Government Money Market Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                                                             Value
                                                                                                             (000)
                                                                                                               $
                                                                                                           ---------
Repurchase Agreements - 23.4%
Agreement with Deutsche Bank AG of $35,000
   acquired August 31, 1999 at 5.500% to be repurchased at $35,005 on September 1, 1999, collateralized by:
        $36,640 various United States Government Agencies, valued at $35,743 ..........................       35,000
Agreement with Lehman Brothers, Inc. of $60,000
   acquired August 31, 1999 at 5.550% to be repurchased at $60,009 on September 1, 1999, collateralized by:
        $48,095 various United States Treasury Obligations, valued at $61,249 .........................       60,000
Agreement with Lehman Brothers, Inc. of $29,838
   acquired August 31, 1999 at 5.570% to be repurchased at $29,843 on September 1, 1999, collateralized by:
        $34,158 various United States Government Obligations, valued at $30,759 .......................       29,838
Agreement with Warburg Dillon Read, L.L.C. of $165,000
   acquired August 31, 1999 at 5.530% to be repurchased at $165,025 on September 1, 1999, collateralized by:
        $167,048 various United States Treasury Obligations, valued at $168,404 .......................      165,000
                                                                                                           ---------

Total Repurchase Agreements (identified cost $289,838) ................................................      289,838
                                                                                                           ---------
Total Investments and Repurchase Agreements - 100.1% (cost $1,240,693)(b) .............................    1,240,693

Other Assets and Liabilities, Net - (0.1%) ............................................................       (1,389)
                                                                                                           ---------
Net Assets - 100.0% ...................................................................................    1,239,304
                                                                                                           =========

(a)   Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.

Abbreviations:
MTN - Medium Term Note

See the accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
US Government Money Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at amortized cost which approximates market ..................................        $     950,855
Repurchase agreements (identified cost $289,838) .........................................              289,838
Interest receivable ......................................................................                4,260
                                                                                                  -------------

      Total Assets .......................................................................            1,244,953

Liabilities
Payables:
   Dividends .................................................................  $      4,726
   Accrued fees to affiliates ................................................           830
   Other accrued expenses ....................................................            93
                                                                                ------------

      Total Liabilities ..................................................................                5,649
                                                                                                  -------------

Net Assets ...............................................................................        $   1,239,304
                                                                                                  =============

Net Assets Consist of:
Accumulated net realized gain (loss) .....................................................        $          29
Shares of beneficial interest ............................................................                1,239
Additional paid-in capital ...............................................................            1,238,036
                                                                                                  -------------

Net Assets ...............................................................................        $   1,239,304
                                                                                                  =============

Net Asset Value, offering and redemption price per share:
   ($1,239,303,577 divided by 1,239,274,618 shares of $.001 par value
      shares of beneficial interest outstanding) .........................................        $        1.00
                                                                                                  =============

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
US Government Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Interest ..............................................................................        $      66,654

Expenses
   Advisory fees .............................................................  $      3,309
   Administrative fees .......................................................           412
   Custodian fees ............................................................           356
   Distribution fees .........................................................           317
   Transfer agent fees .......................................................            98
   Professional fees .........................................................            24
   Registration fees .........................................................            91
   Shareholder servicing fees ................................................           864
   Trustees' fees ............................................................            26
   Miscellaneous .............................................................            37
                                                                                ------------
      Total Expenses .....................................................................                5,534
                                                                                                  -------------
Net investment income ....................................................................               61,120

Net Realized Gain (Loss)
Net realized gain (loss) on investments ..................................................                    2
                                                                                                  -------------
Net increase in net assets resulting from operations .....................................        $      61,122
                                                                                                  =============

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
US Government Money Market Fund

Statement of Changes in Net Assets

Amounts in thousands                  For the Fiscal Years Ended August 31, 1999

                                                                                   1999          1998
                                                                               ------------  ------------
Increase (Decrease) in Net Assets
Operations
   Net investment income ....................................................  $     61,120  $     44,869
   Net realized gain (loss) .................................................             2            25
                                                                               ------------  ------------

      Net increase in net assets resulting from operations ..................        61,122        44,894
                                                                               ------------  ------------
Distributions
   From net investment income ...............................................       (61,120)      (44,869)
                                                                               ------------  ------------
Share Transactions
   Net increase (decrease) in net assets from share transactions ............       293,405        41,389
                                                                               ------------  ------------

Total Net Increase (Decrease) in Net Assets .................................       293,407        41,414

Net Assets
   Beginning of period ......................................................       945,897       904,483
                                                                               ------------  ------------

   End of period ............................................................  $  1,239,304  $    945,897
                                                                               ============  ============

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
US Government Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                               Fiscal Years Ended August 31,
                                                             ------------------------------------------------------------
                                                                1999          1998         1997        1996        1995
                                                             ----------    ---------    ---------   ----------   --------
Net Asset Value, Beginning of Period ......................  $   1.0000    $  1.0000    $  1.0000   $   1.0000   $ 1.0000
                                                             ----------    ---------    ---------   ----------   --------

Income From Operations
   Net investment income ..................................       .0462        .0500        .0500        .0515      .0528
                                                             ----------    ---------    ---------   ----------   --------
Distributions
   From net investment income .............................      (.0462)      (.0500)      (.0500)      (.0515)    (.0528)
                                                             ----------    ---------    ---------   ----------   --------
Net Asset Value, End of Period ............................  $   1.0000    $  1.0000    $  1.0000    $  1.0000   $ 1.0000
                                                             ==========    =========    =========    =========   ========

Total Return (%) ..........................................        4.74         5.33         5.19         5.27       5.38

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) .............   1,239,304      945,897      904,483      683,210    490,138

   Ratios to average net assets (%):
      Operating expenses ..................................         .42          .42          .44          .40        .42
      Net investment income ...............................        4.62         5.20         5.08         5.12       5.37


14 Annual Report

SSgA
US Government Money Market Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA US Government Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.


                                                                Annual Report 15

SSgA
US Government Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Repurchase agreements: The Fund may engage in repurchase and tri-party repurchase agreements with several financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. State Street Bank and Trust Company (the "Advisor") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $3,945,524,362 and $3,573,950,000, respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $6,109 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, up to a maximum of 5%, for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.


16 Annual Report

SSgA
US Government Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly- owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as other non-related party service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $330,626, $26,306 and $278,599 by the Adviser, RIS and Commercial Banking, respectively. The Fund did not incur any expenses from SSBSI or Solutions during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999 each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.


                                                                Annual Report 17

SSgA
US Government Money Market Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

      Advisory fees                 $    541,706
      Administration fees                 34,532
      Custodian fees                       6,164
      Distribution fees                    4,886
      Shareholder servicing fees         235,898
      Transfer agent fees                  4,319
      Trustees' fees                       2,867
                                    ------------
                                    $    830,372
                                    ============

5.    Fund Share Transactions (On a Constant Dollar Basis):

                                                     (amounts in thousands)
                                                 Fiscal Years Ended August 31,
                                                 ------------------------------
                                                     1999               1998
                                                 -----------         ----------
Proceeds from shares sold ................        11,294,180          8,260,765
Proceeds from reinvestment of
  distributions ..........................            46,676             32,317
Payments for shares redeemed .............       (11,047,451)        (8,251,693)
                                                 -----------         ----------
Total net increase (decrease) ............           293,405             41,389
                                                 ===========         ==========


18 Annual Report

SSgA US Government Money Market Fund
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

Officers
  Lynn L. Anderson, President, Treasurer and CEO
  Mark E. Swanson, Assistant Secretary, Assistant
    Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  Deedra S. Walkey, Assistant Secretary
  Rick J. Chase, Assistant Secretary
  Carla L. Anderson, Assistant Secretary

Investment Adviser
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171
  (800) 647-7327

Distributor
  Russell Fund Distributors, Inc.
  One International Place, 27th Floor
  Boston, Massachusetts 02110
  (800) 997-7327

Administrator
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

Legal Counsel
  Goodwin, Procter & Hoar LLP
  Exchange Place
  Boston, Massachusetts 02109

Independent Accountants
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110


                                                                Annual Report 19

                                  SSgA(R) Funds
                             Growth and Income Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  14

Notes to Financial Statements.................................  15

Tax Information...............................................  21

Fund Management and Service Providers.........................  22

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Growth and Income Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Growth and Income Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Growth and Income Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. L. Emerson Tuttle, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Growth and Income Fund, and also provides investment management services for employee benefit plans and endowments. Mr. Tuttle joined State Street in 1981, and has 20 years of investment experience. From 1987 to 1989, Mr. Tuttle was portfolio manager of Private Client Services at State Street Bank in Zurich, Switzerland. Mr. Tuttle is a magna cum laude from Suffolk Law School. He is a member of the Massachusetts Bar and the Boston Security Analysts Society. There are four other portfolio managers working with Mr. Tuttle.


                                                                 Annual Report 5

SSgA Growth and Income Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Achieve long-term capital growth, current income, and growth of income.

Invests in: Equity securities.

Strategy: Fund Managers concentrate in securities with larger market capitalizations, in a range of $1.2 billion to $490 billion. Stock selection focuses on individual companies and the strength of their fundamental business characteristics.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates             Growth and Income Fund         S&P 500(R) Index**
Inception*                 $10,000                      $10,000
   1994                    $10,623                      $10,547
   1995                    $12,287                      $12,809
   1996                    $13,954                      $15,208
   1997                    $19,668                      $21,391
   1998                    $21,818                      $23,122
   1999                    $30,882                      $32,330
================================================================================

Performance Review

For the fiscal year ended August 31, 1999, the SSgA Growth and Income Fund's total return was 41.55%, compared to 39.84% for the S&P 500(R) Index. Fund performance is net of operating expenses, whereas Index results do not include expenses of any kind.

The Fund's positive results can be attributed to benchmark-relative overweight positions in communications and technology companies, and from a shift during first quarter 1999 to an overweight exposure in energy stocks. Among technology stocks, Applied Materials (up 189%), EMC Corp. (up 169%), and Linear Technology Corp. (up 168%) were the best performers. Leading the Fund's Communications sector performance were MCI Worldcom (up 85%), MediaOne Group (up 59%), and ALLTEL Corp. (up 51%). The Fund remains underweight versus the S&P 500 Index in sectors of the market such as Basic Materials, Industrials, and Consumer

--------------------------------------------------------------------------------
SSgA Growth and Income Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     14,155        41.55%
5 Years               $     29,069        23.79%+
Inception             $     30,882        20.68%+

--------------------------------------------------------------------------------
Standard and Poor's(R) 500 Composite Stock Price Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     13,984        39.84%
5 Years               $     30,311        25.11%+
Inception             $     32,330        21.60%+

See related Notes on following page.


6 Annual Report

SSgA Growth and Income Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Cyclicals, which are more sensitive to changes in the overall level of economic activity.

Market and Portfolio Highlights

After retreating in early October 1998, to the lows reached at the end of a 19% correction late in the previous fiscal year, the S&P 500 Index has rallied strongly. This increase reflects a continuation of high consumer confidence, as well as benign levels of inflation at both the producer and consumer levels. Additionally, an easing of concerns about the economic health of developing countries in South America and the Pacific Rim contributed to the positive performance of the equity markets. While long Treasury interest rates are currently almost a full percentage point higher than were seen one year earlier, stock market investors appear confident that the Federal Reserve Board has been proactive in raising short-term rates to prevent the economy from overheating.

The market's returns in the past year also clearly reflect the dominant positions of technology and communications stocks, in not only the domestic economy, but globally as well. The Technology sector of the S&P 500 Index returned 98.9%, with the Communications sector of the Index gaining 45.2%. Considering the total of eleven sectors within the S&P 500, only two others, Energy and Capital Goods, outperformed the overall Index.

The Fund also benefited from its exposure to large, well-recognized companies with brand name franchises. In the past four quarters, the earnings growth of the largest 25 companies in the Index has exceeded that of the overall Index by almost 20%, and their average price performance has been almost double that of the Index; 15 of these issues were owned by the Fund during the year. Among those holdings were Microsoft, Intel, and IBM, all constituents of the top ten largest companies in the Index, and all up more than 120% for the year. Also contributing to the Fund's performance were large cap issues such as Lucent Technologies (up 81%), Royal Dutch Petroleum (up 55%), and Wal-Mart Stores (up 50%).

The Fund is well diversified, with exposure to all major sectors of the US economy. The individual holdings are believed to have favorable long-term growth prospects as well as being attractively valued at the present time. The long-term investment horizon used in evaluating both market sectors and individual securities has resulted in the distribution of only modest realized capital gains.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

Lucent Technologies, Inc.                        3.9%
Wells Fargo Co.                                  3.8
Pfizer, Inc.                                     3.8
Philip Morris Cos., Inc.                         3.7
General Electric Co.                             3.5
Automatic Data Processing, Inc.                  3.4
Pharmacia & Upjohn, Inc.                         3.2
Alltel Corp.                                     3.2
Wal-Mart Stores, Inc.                            3.0
Linear Technology Corp.                          3.0

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Growth and Income Fund commenced operations on September 1, 1993. Index comparison also began on September 1, 1993.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Growth and Income Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Growth and Income Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                          Market
                                                            Number         Value
                                                              of           (000)
                                                            Shares           $
                                                            ------        ------
Common Stocks - 96.6%
Basic Industries - 3.6%
Illinois Tool Works, Inc.                                  111,000         8,651
Worthington Industries, Inc.                               125,000         1,875
                                                                        --------
                                                                          10,526
                                                                        --------

Capital Goods - 5.8%
Emerson Electric Co.                                       108,000         6,764
General Electric Co.                                        90,000        10,108
                                                                        --------
                                                                          16,872
                                                                        --------

Consumer Basics - 17.4%
American Home Products Corp.                                95,000         3,943
Bestfoods                                                  136,000         6,681
Cardinal Health, Inc.                                       27,500         1,753
Corning, Inc.                                               30,000         1,995
Medtronic, Inc.                                             25,000         1,956
PepsiCo, Inc.                                               90,000         3,071
Pfizer, Inc.                                               295,000        11,136
Pharmacia & Upjohn, Inc.                                   180,000         9,405
Philip Morris Cos., Inc.                                   290,000        10,857
                                                                        --------
                                                                          50,797
                                                                        --------

Consumer Durables - 0.6%
Lear Corp. (a)                                              45,000         1,808
                                                                        --------

Consumer Non-Durables - 6.6%
Avon Products, Inc.                                        100,000         4,388
Dayton Hudson Corp.                                         83,000         4,814
Home Depot, Inc. (The)                                      20,000         1,223
Wal-Mart Stores, Inc.                                      200,000         8,862
                                                                        --------
                                                                          19,287
                                                                        --------

Energy - 5.9%
Anadarko Petroleum Corp.                                    45,000         1,530
Atlantic Richfield Co.                                      68,000         5,980
Baker Hughes, Inc.                                         145,000         4,930
Burlington Resources, Inc.                                  75,000         3,136
Texaco, Inc.                                                25,000         1,587
                                                                        --------
                                                                          17,163
                                                                        --------

Finance - 13.4%
Associates First Capital Corp. Class A                     175,442         6,020
Bank of America Corp.                                      130,000         7,865
Capital One Financial Corp.                                 48,000         1,812
Mellon Bank Corp.                                          115,000         3,838
Price (T. Rowe) & Associates, Inc.                         225,000         6,891
Wachovia Corp.                                              20,000         1,568
Wells Fargo Co.                                            280,000        11,147
                                                                        --------
                                                                          39,141
                                                                        --------

General Business - 6.0%
Automatic Data Processing, Inc.                            250,000         9,828
Comcast Corp. Special Class A                              100,000         3,256
Ecolab, Inc.                                                40,000         1,503
MediaOne Group, Inc. (a)                                    46,500         3,057
                                                                        --------
                                                                          17,644
                                                                        --------

Technology - 23.9%
Applied Materials, Inc. (a)                                 68,000         4,828
Avery Dennison Corp.                                        80,000         4,390
Cisco Systems, Inc. (a)                                     45,000         3,049
EMC Corp. (a)                                              130,000         7,800
Intel Corp.                                                 80,000         6,575
International Business Machines Corp.                       45,000         5,605


                                                                 Annual Report 9

SSgA
Growth and Income Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                            Number        Value
                                                              of          (000)
                                                            Shares          $
                                                            ------       ------
Linear Technology Corp.                                    138,600         8,714
Lucent Technologies, Inc.                                  177,000        11,339
Microsoft Corp. (a)                                         83,000         7,678
Motorola, Inc.                                              50,000         4,613
Solectron Corp. (a)                                         65,000         5,086
                                                                        --------
                                                                          69,677
                                                                        --------

Transportation - 0.9%
Burlington Northern, Inc.                                   85,000         2,465
                                                                        --------

Utilities - 12.5%
Alltel Corp.                                               137,000         9,265
AT&T Corp.                                                 141,000         6,345
Duke Energy Corp.                                          143,000         8,223
Edison International                                        35,000           888
FPL Group, Inc.                                             25,000         1,350
MCI WorldCom, Inc. (a)                                      90,000         6,811
VoiceStream Wireless Corp. NPV (a)                          90,000         3,689
                                                                        --------
                                                                          36,571
                                                                        --------

Total Common Stocks
(cost $260,310)                                                          281,951
                                                                        --------

Short-Term Investments - 3.0%
AIM Short Term Investment Prime Portfolio (b)                4,639         4,639
Federated Government Obligations Fund (b)                    4,049         4,049
                                                                        --------

Total Short-Term Investments
(cost $8,688)                                                              8,688
                                                                        --------

Total Investments - 99.6%
(identified cost $268,998)                                               290,639

Other Assets and Liabilities,
Net - 0.4%                                                                 1,077
                                                                        --------

Net Assets - 100.0%                                                      291,716
                                                                        ========

(a)   Nonincome-producing security.
(b)   At cost, which approximates market.

Abbreviations:
NPV - No Par Value

See the accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
Growth and Income Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $268,998) .......................................      $  290,639
Receivables:
   Dividends ...........................................................................             489
   Investments sold ....................................................................           3,099
   Fund shares sold ....................................................................           4,287
 Short-term investments held as collateral for securities loaned, at market ............           1,101
                                                                                              ----------

      Total Assets .....................................................................         299,615

Liabilities
Payables:
   Investments purchased ...............................................      $    6,137
   Fund shares redeemed ................................................             121
   Accrued fees to affiliates ..........................................             523
   Other accrued expenses ..............................................              17
 Payable upon return of securities loaned, at market ...................           1,101
                                                                              ----------

      Total Liabilities ................................................................           7,899
                                                                                              ----------

Net Assets .............................................................................      $  291,716
                                                                                              ==========

Net Assets Consist of:
Undistributed net investment income ....................................................      $      280
Accumulated net realized gain (loss) ...................................................          12,623
Unrealized appreciation (depreciation) on investments ..................................          21,641
Shares of beneficial interest ..........................................................              13
Additional paid-in capital .............................................................         257,159
                                                                                              ----------

Net Assets .............................................................................      $  291,716
                                                                                              ==========

Net Asset Value, offering and redemption price per share:
   ($291,716,474 divided by 12,950,786 shares of $.001 par value
      shares of beneficial interest outstanding) .......................................      $    22.53
                                                                                              ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Growth and Income Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Dividends (net of foreign taxes withheld of $15) ............................    $    3,245
   Interest ....................................................................            48
                                                                                    ----------

      Total Investment Income ..................................................         3,293

Expenses
   Advisory fees .................................................    $    1,944
   Administrative fees ...........................................            71
   Custodian fees ................................................            45
   Distribution fees .............................................           146
   Transfer agent fees ...........................................            47
   Professional fees .............................................             5
   Registration fees .............................................            51
   Shareholder servicing fees ....................................           210
   Trustees' fees ................................................             5
   Miscellaneous .................................................             5
                                                                      ----------

   Expenses before reductions ....................................         2,529
   Expense reductions ............................................          (163)
                                                                      ----------

      Expenses, net ............................................................         2,366
                                                                                    ----------

Net investment income ..........................................................           927
                                                                                    ----------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ........................................        41,787
Net change in unrealized appreciation (depreciation) on investments ............         9,643
                                                                                    ----------

Net realized and unrealized gain (loss) ........................................        51,430
                                                                                    ----------

Net increase (decrease) in net assets resulting from operations ................    $   52,357
                                                                                    ==========

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Growth and Income Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                               1999          1998
                                                                            ----------    ----------
Increase (Decrease) in Net Assets
Operations
   Net investment income ................................................   $      927    $      563
   Net realized gain (loss) .............................................       41,787        16,224
   Net change in unrealized appreciation (depreciation) .................        9,643       (12,525)
                                                                            ----------    ----------

      Net increase (decrease) in net assets resulting from operations ...       52,357         4,262
                                                                            ----------    ----------

Distributions
   From net investment income ...........................................         (813)         (530)
   From net realized gain on investments ................................      (16,521)       (7,384)
                                                                            ----------    ----------

      Net decrease from distributions ...................................      (17,334)       (7,914)
                                                                            ----------    ----------

Share Transactions
   Net increase (decrease) in net assets from share transactions ........      145,067        43,542
                                                                            ----------    ----------

Total Net Increase (Decrease) in Net Assets .............................      180,090        39,890

Net Assets
   Beginning of period ..................................................      111,626        71,736
                                                                            ----------    ----------
   End of period (including undistributed net investment income of
      $280 and $166, respectively) ......................................   $  291,716    $  111,626
                                                                            ==========    ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Growth and Income Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Fiscal Years Ended August 31,
                                                    ------------------------------------------------------------------
                                                       1999          1998          1997          1996          1995
                                                    ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period ............   $    18.10    $    18.08    $    13.36    $    11.95    $    10.51
                                                    ----------    ----------    ----------    ----------    ----------

Income From Operations
   Net investment income (a) ....................          .09           .11           .12           .15           .18
   Net realized and unrealized gain (loss) ......         6.79          1.83          5.18          1.46          1.44
                                                    ----------    ----------    ----------    ----------    ----------

      Total Income From Operations ..............         6.88          1.94          5.30          1.61          1.62
                                                    ----------    ----------    ----------    ----------    ----------

Distributions
   From net investment income ...................         (.09)         (.11)         (.14)         (.16)         (.18)
   From net realized gain on investments ........        (2.36)        (1.81)         (.44)         (.04)           --
                                                    ----------    ----------    ----------    ----------    ----------

      Total Distributions .......................        (2.45)        (1.92)         (.58)         (.20)         (.18)
                                                    ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ..................   $    22.53    $    18.10    $    18.08    $    13.36    $    11.95
                                                    ==========    ==========    ==========    ==========    ==========

Total Return (%) ................................        41.55         10.93         40.95         13.57         15.66

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ...      291,716       111,626        71,736        55,823        43,884

   Ratios to average net assets (%):
      Operating expenses, net (b) ...............         1.03           .95           .95           .95           .95
      Operating expenses, gross (b) .............         1.11          1.14          1.21          1.40          1.61
      Net investment income .....................          .41           .57           .82          1.15          1.72

   Portfolio turnover rate (%) ..................        72.27         66.44         29.88         38.34         39.32

(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   See Note 4 for current period amounts.


14 Annual Report

SSgA
Growth and Income Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Growth and Income Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be


                                                                Annual Report 15

SSgA
Growth and Income Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                            Net Unrealized
           Federal Tax      Unrealized       Unrealized      Appreciation
              Cost         Appreciation    (Depreciation)   (Depreciation)
          ------------     ------------    -------------    -------------
          $269,498,135     $ 29,803,708    $  (8,662,345)   $  21,141,363

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments, aggregated to $278,789,735, and $159,257,842, respectively. In-kind redemption resulted in a gain of $28,867,323.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has


16 Annual Report

SSgA
Growth and Income Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $1,064,498 and $1,101,056, respectively. The Fund recorded securities lending income of $12,585 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .85% of its average daily net assets. For the period September 1, 1998 to December 31 1998, the Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .95% of average daily net assets on an annual basis. As of January 1, 1999, the Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net asset on an annual basis. As of August 31, 1999, the receivable due from the Adviser for expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $795 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and
      (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10%, for the period September 1, 1997 to December 31, 1997, up to a maximum of 5%


                                                                Annual Report 17

SSgA
Growth and Income Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $57,188, $10,587, $9,274, $5,578 and $119,839 by the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $220,657, for the year ended August 31, 1999.


18 Annual Report

SSgA
Growth and Income Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                       $474,684
            Administration fees                    7,823
            Custodian fees                         1,970
            Distribution fees                      4,547
            Shareholder servicing fees            30,733
            Transfer agent fees                    2,713
            Trustees' fees                           823
                                                --------
                                                $523,293
                                                ========

      Beneficial Interest: As of August 31, 1999, one shareholder (who is also an affiliate of the Investment Company) was a record owner of approximately 38% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                     Fiscal Years Ended August 31,
                                                         ----------------------------------------------------
                                                                   1999                        1998
                                                         ------------------------    ------------------------
                                                           Shares        Dollars       Shares        Dollars
                                                         ----------    ----------    ----------    ----------
      Proceeds from shares sold ......................       11,203    $  241,058         2,967    $   59,090
      Proceeds from reinvestment of distributions ....          900        16,164           429         7,666
      Payments for shares redeemed ...................       (5,320)     (112,155)       (1,196)      (23,214)
                                                         ----------    ----------    ----------    ----------
      Total net increase (decrease) ..................        6,783    $  145,067         2,200    $   43,542
                                                         ==========    ==========    ==========    ==========


                                                                Annual Report 19

SSgA
Growth and Income Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of its net assets under the agreement. The Fund did not have any drawdowns during the year.

7.    Dividends

      On September 1, 1999, the Board of Trustees declared a dividend of $.0215 from net investment income, payable on September 7, 1999 to shareholders of record on September 2, 1999.


20 Annual Report

SSgA
Growth and Income Fund

                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

The Funds paid distributions of $16,245,021 from net long-term capital gains during its taxable year ended August 31, 1999.

Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 21

SSgA Growth and Income Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


22 Annual Report

                                  SSgA(R) Funds
                                Intermediate Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  16

Notes to Financial Statements.................................  17

Tax Information...............................................  23

Fund Management and Service Providers.........................  24

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Intermediate Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Intermediate Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Intermediate Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. John Kirby, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Intermediate Fund since November 1995. Prior to joining State Street Bank in 1995, Mr. Kirby was an account manager with Lowell, Blake & Associates. Prior to that he was a portfolio manager with One Federal Asset Management, and an asset/liability risk specialist at Cambridge Port Savings. He has a BA from Boston College and is a CFA candidate. There are six other portfolio managers working with Mr.
Kirby.


                                                                 Annual Report 5

SSgA Intermediate Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize total return by investing in fixed income securities.

Invests in: Investment grade debt instruments including: US Government Treasuries, agencies, corporate bonds, asset-backed securities, mortgage-backed securities and CMBS.

Strategy: Fund managers make investment decisions to seek to exceed the return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

    Dates             Intermediate Fund           Lehman Intermediate
   Inception*             $10,000                        $10,000
     1994                  $9,658                         $9,967
     1995                 $10,629                        $10,911
     1996                 $11,066                        $11,395
     1997                 $11,952                        $12,357
     1998                 $12,985                        $13,466
     1999                 $13,162                        $13,763

================================================================================

Performance Review

For the year ended August 31, 1999, the SSgA Intermediate Bond Market Fund returned 1.36% versus 2.20% for its benchmark, the Lehman Brothers Intermediate Government/ Corporate Bond Index. Deviations from the benchmark were principally due to payment of operating expenses by the Fund, whereas the benchmark does not include expenses of any kind. The Fund seeks to outperform the Index by taking active exposure to corporate and mortgage securities versus the benchmark. During the last two months of the fiscal year, a period of time in which spreads widened, the Fund was overweight in those two sectors relative to Treasuries.

The Fund does not actively seek interest rate risk. The primary source of risk in the portfolio is from the Fund's sector over/ underweight versus the Index. This risk profile is less volatile than one resulting from active duration management. Over the past twelve months, the portfolio's tracking error versus the Index fluctuated, as the sector weightings were reduced or increased in response to changing market conditions.

--------------------------------------------------------------------------------
SSgA Intermediate Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,136         1.36%
5 Year                $     13,630         6.39%+
Inception             $     13,162         4.69%+

--------------------------------------------------------------------------------
Lehman Brothers Intermediate
  Government/Corporate Bond Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,220         2.20%
5 Year                $     13,809         6.67%+
Inception             $     13,763         5.47%+

See related Notes on following page.


6 Annual Report

SSgA Intermediate Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

The interest rate environment was volatile during the fiscal year ended August 31, 1999. The Federal Reserve helped to alleviate the global liquidity crisis in the second half of calendar 1998 by lowering the Federal Funds rate by 75 basis points. Absent this crisis, it was widely perceived that the Fed was poised to raise rates to curtail increasing US economic growth. This surprise turnaround, coupled with a global flight- to-quality, created a significant decline in US interest rates through early October 1998 that resulted in the yield on the 10-year Treasury falling to a low of 4.15. Rates subsequently headed higher, with the 10-year Treasury yielding 5.98% on August 31, 1999.

Portfolio and Market Highlights

The Fund was managed consistently with its objective to maximize total return by investing in fixed income securities, including those represented by the Lehman Brothers Intermediate Government/Corporate Bond Index. On August 31, 1999, the Fund's duration matched the Index at 3.47 years.

In November 1998, the Fund moved to a slight overweighting in spread products (asset classes that offer extra yield as compensation for their imbedded risks) in order to take advantage of the increased risk premium associated with owning corporate and mortgage securities. At that time, a core Corporate exposure was opportunistically added in Industrial, Finance, and Yankee securities, with this position subsequently refined to include a diversified list of issuers. These Corporate sector and security selections enabled the portfolio to more closely approximate the Lehman Intermediate Corporate Index. In May 1999, liquidity diminished as a Federal Reserve Bank tightening bias caused a two-tier market to develop, resulting in spreads widening and corporate debt cheapening. In an effort to maximize what liquidity remained in the market, the Fund focused on corporate bond issues that had support from the brokerage community. Also at this time, mortgage spreads widened as a result of volatile Treasury yields and increasing swap rates. Mortgage securities are not in the Lehman Intermediate Government/Corporate Bond Index but they are held by the Fund for their excellent yield and liquidity characteristics.

The current weightings of the Fund reflect a constructive outlook on the global financial markets. The perceived risks in the fixed income markets seem to be outweighed by the generous spreads currently being offered. Consequently, the Fund continues to be overweight in corporate and mortgage- backed securities relative to the Index.

--------------------------------------------------------
Top Ten Issuers (as a percent of Total
Investments)                             August 31, 1999
--------------------------------------------------------

United States Government Treasuries           20.4%
Federal National Mortgage Association         11.5
Federal Home Loan Bank                         6.9
General Motors Acceptance Corp.                5.8
Ford Motor Credit Co.                          2.8
Federal Home Loan Mortgage Corp.               2.5
AON Corp.                                      1.5
Enron Corp.                                    1.4
GTE Corp.                                      1.4
Associates First Capital                       1.3

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Intermediate Fund commenced operations on September 1, 1993. Index comparisons also began on September 1, 1993.

** The Lehman Brothers Intermediate Government/Corporate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Intermediate Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Intermediate Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                           Principal     Market
                                             Amount      Value
                                             (000)       (000)
                                               $           $
                                           ---------     ------
Long-Term Investments - 96.4%
Asset-Backed Securities - 4.3%
CIT RV Trust
   Series 1996-B Class A2
     6.400% due 02/15/07                          96         95
Citibank Credit Card Master Trust I
   Series 1998-6 Class A
     5.850% due 04/10/03                         830        823
Ford Credit Auto Loan Master Trust
   Series 1996-1 Class A
     5.500% due 02/15/03                         370        365
Honda Automobile Lease Trust
   Series 1999-A Class A5
     6.650% due 07/15/05                         350        350
MBNA Master Credit Card Trust
   Series 1999-G Class A
     6.350% due 12/15/06                         300        295
Premier Automobile Trust
   Series 1999-2 Class A3
     5.490% due 02/10/03                       1,000        986
USAA Auto Loan Grantor Trust
   Series 1998-1 Class A
     5.800% due 01/15/05                         141        141
                                                       --------
                                                          3,055
                                                       --------

Corporate Bonds and Notes - 40.1%
Abitibi-Consolidated Finance
     7.875% due 08/01/09                         250        243
Alltel Corp.
     6.650% due 01/15/08                         500        481
American Financial Group, Inc.
     7.125% due 04/15/09                         115        106
Aon Corp.
     6.900% due 07/01/04                       1,200      1,185
Associates First Capital
     7.375% due 08/15/01                       1,000      1,013
AT&T Corp.
     6.000% due 03/15/09                         500        463
Banc One, Milwaukee, N.A.
     6.625% due 04/15/03                         500        493
BankBoston Corp. (MTN)
     6.125% due 03/15/02                         150        147
Branch Banking & Trust Co.
     5.700% due 02/01/01                         250        247
Burlington Northern Santa Fe
     6.125% due 03/15/09                         300        275
CIT Group, Inc. (MTN)
     5.800% due 03/26/02                         500        488
     5.910% due 11/10/03                         500        478
CMS Panhandle Holding Co.
     6.500% due 07/15/09                         100         92
Comcast Cable Communications
     6.200% due 11/15/08                         250        226
Conoco, Inc.
     5.900% due 04/15/04                         250        233
Continental Cablevision, Inc.
     8.300% due 05/15/06                         250        259
Dana Corp.
     6.250% due 03/01/04                         200        193
Delta Air Lines, Inc.
   Series C (MTN)
     6.650% due 03/15/04                         100         97
Donaldson, Lufkin & Jenrette, Inc.
     5.875% due 04/01/02                         500        488
El Paso Energy Corp.
     6.750% due 05/15/09                         200        187
Enron Corp.
     9.650% due 05/15/01                         150        157
     6.500% due 08/01/02                         750        739
     9.125% due 04/01/03                         200        211
EOP Operating, L.P.
     6.500% due 01/15/04                         250        239
Equitable Cos., Inc.
     9.000% due 12/15/04                         250        270
Equitable Life Assurance Society
     6.950% due 12/01/05                         300        296


                                                                 Annual Report 9

SSgA
Intermediate Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                           Principal     Market
                                             Amount      Value
                                             (000)       (000)
                                               $           $
                                           ---------     ------
Finova Capital Corp.
     6.375% due 05/15/05                         250        238
Firstar Corp.
     6.350% due 07/13/01                         500        497
Fleet National Bank
   Series BKNT
     5.750% due 01/15/09                         500        444
Ford Motor Credit Co.
     6.110% due 12/28/01 (MTN)                   700        691
     6.500% due 02/28/02                         500        496
     7.500% due 01/15/03                         500        506
     5.800% due 01/12/09                         500        449
Gatx Capital Corp.
     6.500% due 11/01/00                         500        497
General Motors Acceptance Corp.
     5.625% due 02/15/01                       1,000        986
     7.125% due 05/01/01                         500        504
     5.350% due 05/04/01 (MTN)                 1,000        980
     5.500% due 01/14/02                         500        486
     6.000% due 02/01/02                         500        491
     5.950% due 03/14/03                         500        484
     5.750% due 11/10/03                         500        477
GTE Corp.
     9.375% due 12/01/00                       1,055      1,093
Harrahs Operating Co., Inc.
     7.500% due 01/15/09                          40         38
International Business Machines
   Corp. (MTN)
     5.250% due 12/01/03                         500        472
International Paper Co.
     7.625% due 01/15/07                         250        252
J Seagram & Sons, Inc.
     5.790% due 04/15/01                         500        492
Jones Intercable, Inc.
     8.875% due 04/01/07                         250        267
Kemper Corp.
     6.875% due 09/15/03                         500        495
Kroger Co.
     6.375% due 03/01/08                         250        230
Lehman Brothers Holdings, Inc.
     6.625% due 04/01/04                         100         97
   Series E (MTN)
     6.375% due 03/15/01                         250        248
Mack-Cali Realty L.P.
     7.000% due 03/15/04                         500        484
MCI WorldCom, Inc.
     6.125% due 08/15/01                         500        495
     6.400% due 08/15/05                         360        346
Mellon Financial Co.
     5.750% due 11/15/03                         500        474
Midamerican Funding LLC
     6.339% due 03/01/09                         150        142
Morgan Stanley Dean Witter & Co.
   (MTN)
     5.625% due 01/20/04                         500        473
News America Holdings
     7.375% due 10/17/08                         200        194
Niagara Mohawk Power Corp.
     7.750% due 10/01/08                         250        250
Occidental Petroleum Corp.
     7.375% due 11/15/08                         300        292
Paine Webber Group, Inc.
     6.375% due 05/15/04                         500        481
Raytheon Co.
     5.950% due 03/15/01                         500        496
     5.700% due 11/01/03                         300        287
Rohm & Haas Co.
     6.950% due 07/15/04                         250        249
Saks, Inc.
     8.250% due 11/15/08                         600        595
Salomon, Inc.
     7.250% due 05/01/01                         250        252
Simon Property Group, Inc.
     7.125% due 02/09/09                         150        138
Sola International, Inc.
     6.875% due 03/15/08                         100         88
Time Warner, Inc.
     8.180% due 08/15/07                         552        575


10 Annual Report

SSgA
Intermediate Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                           Principal     Market
                                             Amount      Value
                                             (000)       (000)
                                               $           $
                                           ---------     ------
TRW, Inc.
     6.450% due 06/15/01                         500        498
USA Waste Services, Inc.
     6.500% due 12/15/02                         500        464
Vastar Resources, Inc.
     6.500% due 04/01/09                         250        237
                                                       --------
                                                         28,726
                                                       --------

Eurodollar Bonds - 7.1%
Alberta, Province of
     4.875% due 10/29/03                         300        281
Cable & Wireless Optus, Ltd.
     8.125% due 06/15/09                         300        300
Chile, Republic of
     6.875% due 04/28/09                         200        186
Hyder PLC
     6.750% due 12/15/04                       1,000        965
Korea Development Bank
     7.125% due 04/22/04                         470        450
Korea, Republic of
     8.750% due 04/15/03                         350        357
     8.875% due 04/15/08                         120        123
Ontario, Province of
     7.375% due 01/27/03                         500        510
Quebec, Province of Canada
     5.750% due 02/15/09                         500        452
Telekomunikacja Polska SA
     7.125% due 12/10/03                         550        537
     7.750% due 12/10/08                          30         29
Toyota Motor Credit Corp.
     5.625% due 11/13/03                         400        382
Xerox Capital Europe plc
     5.750% due 05/15/02                         500        486
                                                       --------
                                                          5,058
                                                       --------

Mortgage-Backed Securities - 9.9%
COMM
   Series 1999-1 Class A2
     6.455% due 09/15/08                       1,000        935
Federal Home Loan Mortgage Corp.
   Participation Certificate
     4.500% due 2001                             332        319
     6.500% due 2029                             493        467
Federal National Mortgage Association
     6.000% due 2009                             398        383
     5.500% due 2014                             253        235
Federal National Mortgage Association (a)
     6.000% 30 Year TBA                        1,500      1,380
     6.500% 30 Year TBA                          625        592
     7.000% 30 Year TBA                        1,800      1,747
     7.500% 30 Year TBA                          600        596
Nationslink Funding Corp.
   Series 1999-1 Class A2
     6.316% due 11/20/08                         500        466
                                                       --------
                                                          7,120
                                                       --------

United States Government
Agencies - 8.8%
Federal Home Loan Bank
     7.310% due 06/16/04                         500        512
     6.995% due 04/02/07                         300        300
Federal Home Loan Mortgage Corp.
     5.950% due 01/19/06                         500        478
     5.750% due 03/15/09                         738        679
Federal National Mortgage Association
     5.250% due 01/15/03                       3,500      3,378
     5.875% due 04/23/04                         100         96
     6.400% due 05/14/09                         400        378


                                                                Annual Report 11

SSgA
Intermediate Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                           Principal     Market
                                             Amount      Value
                                             (000)       (000)
                                               $           $
                                           ---------     ------
State of Israel, United States
   Government Guaranteed Notes
   Series 7-B
     5.700% due 02/15/03                         500        487
                                                       --------
                                                          6,308
                                                       --------

United States Government
Treasuries - 21.9%
United States Treasury Bonds
    10.000% due 05/15/10                         320        375
    12.000% due 08/15/13                         450        619
United States Treasury Notes
     5.500% due 08/31/01                       4,750      4,729
     6.125% due 12/31/01                       2,950      2,969
     6.250% due 02/28/02                         500        505
     6.250% due 06/30/02                         500        505
     5.750% due 12/31/02                         890        883
     5.500% due 05/31/03                         200        197
     6.000% due 08/15/04                         960        965
     6.500% due 08/15/05                         260        265
     5.875% due 11/15/05                         200        198
     6.875% due 05/15/06                       1,500      1,558
     3.875% due 01/15/09                       1,000        986
     6.000% due 08/15/09                         865        867
                                                       --------
                                                         15,621
                                                       --------

Yankee Bonds - 4.3%
AT&T Canada, Inc.
    12.000% due 08/15/07                         500        568
Banco Santiago SA
     7.000% due 07/18/07                         100         85
Canadian National Railroad
     6.625% due 05/15/03                         500        494
Ireland, Republic of
     7.125% due 07/15/02                         600        609
Manitoba, Province of
   Series CK
     9.000% due 12/15/00                         500        516
Royal Caribbean Cruises, Ltd.
     6.750% due 03/15/08                         100         92
Svenska Handelsbanken
     8.350% due 07/15/04                         200        211
Tyco International Group SA
     6.125% due 06/15/01                         500        493
                                                       --------
                                                          3,068
                                                       --------

Total Long-Term Investments
(cost $70,779)                                           68,956
                                                       --------

Short-Term Investments - 10.5%
Dreyfus Cash Management Plus, Inc.
   Money Market Fund (b)                         332        332
Federal Home Loan Bank Discount
   Notes
     5.080% due 09/15/99 (b)(c)                4,500      4,491
Federated Investors Prime Cash
   Obligations Fund (b)                        2,688      2,688
                                                       --------

Total Short-Term Investments
(cost $7,511)                                             7,511
                                                       --------

Total Investments - 106.9%
(identified cost $78,290)                                76,467

Other Assets and Liabilities,
Net - (6.9%)                                             (4,917)
                                                       --------

Net Assets - 100.0%                                      71,550
                                                       ========

(a)  Forward commitment.
(b)  At cost, which approximates market.
(c)  Rate noted is yield to maturity (Unaudited).

Abbreviations:
MTN - Medium Term Notes
TBA - To Be Announced Security

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Intermediate Fund

Statement of Asset and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $78,290) .............................        $  76,467
Receivables:
   Dividends and interest ...................................................              892
   Investments sold (delayed settlement) ....................................            1,244
   Fund shares sold .........................................................              134
                                                                                     ---------

      Total Assets ..........................................................           78,737

Liabilities
Payables:
   Investments purchased (regular settlement) ....................   $  1,494
   Investments purchased (delayed settlement) ....................      5,516
   Fund shares purchased .........................................         97
   Accrued fees to affiliates ....................................         62
   Other accrued expenses ........................................         18
                                                                     --------

      Total Liabilities .....................................................            7,187
                                                                                     ---------

Net Assets ..................................................................        $  71,550
                                                                                     =========

Net Assets Consist of:
Undistributed net investment income .........................................        $     992
Accumulated distributions in excess of net realized gain ....................             (513)
Unrealized appreciation (depreciation) on investments .......................           (1,823)
Shares of beneficial interest ...............................................                8
Additional paid-in capital ..................................................           72,886
                                                                                     ---------

Net Assets ..................................................................        $  71,550
                                                                                     =========

Net Asset Value, offering and redemption price per share:
   ($71,550,333 divided by 7,526,178 shares of $.001 par value
      shares of beneficial interest outstanding) ............................        $    9.51
                                                                                     =========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Intermediate Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Interest .................................................................         $  4,155
   Dividends ................................................................              185
                                                                                      --------

      Total Investment Income ...............................................            4,340

Expenses
   Advisory fees ...................................................   $  617
   Administrative fees .............................................       24
   Custodian fees ..................................................       54
   Distribution fees ...............................................       29
   Transfer agent fees .............................................       30
   Professional fees ...............................................       14
   Registration fees ...............................................       30
   Shareholder servicing fees ......................................       50
   Trustees' fees ..................................................        2
   Miscellaneous ...................................................        6
                                                                       ------

   Expenses before reductions ......................................      856
   Expense reductions ..............................................     (392)
                                                                       ------

      Expenses, net .........................................................              464
                                                                                      --------

Net investment income .......................................................            3,876
                                                                                      --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments .....................................               (9)
Net change in unrealized appreciation (depreciation) on investments .........           (2,882)
                                                                                      --------

Net realized and unrealized gain (loss) .....................................           (2,891)
                                                                                      --------

Net increase (decrease) in net assets resulting from operations .............         $    985
                                                                                      ========

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Intermediate Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                                1999        1998
                                                                              --------    --------
Increase (Decrease) in Net Assets
Operations
   Net investment income ..................................................   $  3,876    $  3,628
   Net realized gain (loss) ...............................................         (9)        835
   Net change in unrealized appreciation (depreciation) ...................     (2,882)        941
                                                                              --------    --------

      Net increase (decrease) in net assets resulting from operations .....        985       5,404
                                                                              --------    --------

Distributions
   From net investment income .............................................     (3,873)     (3,382)
   From net realized gain on investments ..................................       (647)        (10)
   In excess of net realized gain on investments ..........................       (516)         --
                                                                              --------    --------

      Net decrease from distributions .....................................     (5,036)     (3,392)
                                                                              --------    --------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..........     (1,090)     20,845
                                                                              --------    --------

Total Net Increase (Decrease) in Net Assets ...............................     (5,141)     22,857

Net Assets
   Beginning of period ....................................................     76,691      53,834
                                                                              --------    --------
   End of period (including undistributed net investment income of
      $992 and $992, respectively) ........................................   $ 71,550    $ 76,691
                                                                              ========    ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Intermediate Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              Fiscal Years Ended August 31,
                                                     ----------------------------------------------
                                                      1999      1998      1997      1996      1995
                                                     ------    ------    ------    ------    ------
Net Asset Value, Beginning of Period .............   $10.04    $ 9.76    $ 9.57    $ 9.72    $ 9.37
                                                     ------    ------    ------    ------    ------

Income From Investment Operations
   Net investment income (a) .....................      .49       .53       .54       .53       .56
   Net realized and unrealized gain (loss) .......     (.35)      .28       .20      (.14)      .34
                                                     ------    ------    ------    ------    ------

      Total Income From Operations ...............      .14       .81       .74       .39       .90
                                                     ------    ------    ------    ------    ------

Distributions
   From net investment income ....................     (.51)     (.53)     (.55)     (.54)     (.55)
   From net realized gain on investments .........     (.16)       --        --        --        --
                                                     ------    ------    ------    ------    ------

      Total Distributions ........................     (.67)     (.53)     (.55)     (.54)     (.55)
                                                     ------    ------    ------    ------    ------

Net Asset Value, End of Period ...................   $ 9.51    $10.04    $ 9.76    $ 9.57    $ 9.72
                                                     ======    ======    ======    ======    ======

Total Return (%) .................................     1.36      8.64      8.00      4.12     10.05

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ....   71,550    76,691    53,834    41,518    33,893

   Ratios to average net assets (%):
      Operating expenses, net (b) ................      .60       .60       .60       .60       .60
      Operating expenses, gross (b) ..............     1.11      1.13      1.30      1.38      1.67
      Net investment income ......................     5.02      5.51      5.78      5.57      6.29

   Portfolio turnover rate (%) ...................   304.47    244.58    242.76    221.73     26.31

(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   See Note 4 for current period amounts.


16 Annual Report

SSgA
Intermediate Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Intermediate Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price.

      Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.


                                                                Annual Report 17

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $562,512 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in the fiscal year 2000.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                            Net Unrealized
          Federal Tax       Unrealized       Unrealized      Appreciation
             Cost          Appreciation    (Depreciation)   (Depreciation)
         -------------     ------------    --------------   --------------
         $  78,289,190     $     59,320    $  (1,881,956)   $  (1,822,636)

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in certain mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Forward commitments: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date upon which the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may dispose of a forward commitment transaction prior to settlement, if it is appropriate to do so, and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward commitment transaction


18 Annual Report

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $62,738,245, and $57,280,879, respectively.

      For the year ended August 31, 1999, purchases and sales of US Government and Agency obligations, excluding short-term investments, aggregated to $162,191,199, and $173,630,583, respectively.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, there were no outstanding securities on loan.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .80% of its average daily net assets. The Adviser voluntarily agrees to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis. As of August 31, 1999, the receivable due from the Adviser for expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.


                                                                Annual Report 19

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $4,077 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10% for the period September 1, 1997 to December 31, 1997, up to a maximum of 5% for the period January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $16,372, $2,186, $2,786, $4,174, and $24,182, by the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value


20 Annual Report

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                              $ 39,068
            Administration fees                           2,041
            Custodian fees                                8,562
            Distribution fees                               544
            Shareholder servicing fees                    5,006
            Transfer agent fees                           6,831
            Trustees' fees                                   99
                                                       --------
                                                       $ 62,151
                                                       ========

      Beneficial Interest: As of August 31, 1999, one shareholder, who was also an affiliate of the Investment Company, was a record owner of approximately 19% of the total outstanding shares of the Fund.

5.    Fund Share Transactions

                                           Fiscal Years Ended August 31,
                                   --------------------------------------------
                                            1999                  1998
                                   --------------------    --------------------
                                    Shares      Dollars     Shares      Dollars
                                   --------    --------    --------    --------
Proceeds from shares sold ......      4,663    $ 45,790       3,663    $ 35,837
Proceeds from reinvestment of
  distributions ................        444       4,359         305       2,980
Payments for shares redeemed ...     (5,220)    (51,239)     (1,842)    (17,972)
                                   --------    --------    --------    --------

Total net increase (decrease) ..        113    $  1,090       2,126    $ 20,845
                                   ========    ========    ========    ========


                                                                Annual Report 21

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of it's net assets under the agreement. The Fund did not have any drawdowns during the year.

7.    Dividends

      On September 1, 1999, the Board of Trustees declared a dividend of $0.1313 from net investment income, payable on September 7, 1999 to shareholders of record on September 2, 1999.


22 Annual Report

SSgA
Intermediate Fund

                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

The Fund paid distributions of $439,196 from net long-term capital gains during its taxable year ended August 31, 1999.

Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 23

SSgA Intermediate Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


24 Annual Report

                                  SSgA(R) Funds
                              Emerging Markets Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  25

Notes to Financial Statements.................................  26

Tax Information...............................................  33

Fund Management and Service Providers.........................  34

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds .

SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Emerging Markets Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------


                                     [PHOTO]


                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Josh Feuerman, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Emerging Markets Fund since November 1997. Mr. Feuerman joined State Street in 1987, and is a portfolio manager in SSgA's Global Active Equities Group responsible for emerging markets portfolios. He also assists in marketing SSgA's equity products to existing and prospective clients, as well as to the consultant community. There are seven other portfolio managers working with Mr. Feuerman.


                                                                 Annual Report 5

SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize total return primarily through capital appreciation.

Invests in: Equity securities of foreign issuers domiciled, or doing a substantial portion of their business, in countries having a developing economy or securities market.

Strategy: The Fund invests in emerging market countries with prospects for sustained macro and micro economic growth. Through the use of proprietary evaluation models, the Fund invests primarily in the International Finance Corporation Investable ("IFCI") Index countries. As the IFCI Index introduces new emerging market countries, the Fund will expand to gain exposure to new emerging countries.

--------------------------------------------------------------------------------

GROWTH OF  $10,000 INVESTMENT

  Dates       Emerging Markets Fund      I F C  Investable Composite Index**
Inception*           $10,000                          $10,000
   1994              $11,450                          $10,529
   1995              $10,387                           $8,357
   1996              $11,201                           $8,881
   1997              $12,895                           $9,190
   1998               $7,045                           $4,830
   1999              $11,713                           $8,173
================================================================================

Performance Review

For the fiscal year ended August 31, 1999 the SSGA Emerging Markets Fund posted a gain of 66.41%, as compared to the International Finance Corporation Investable (IFCI) Index, which returned 69.24% over the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind.

Market and Portfolio Highlights

Emerging markets have rebounded dramatically from the depths of the fall 1998 crises, when many concerns weighed on investors' minds. These worries included Brazil's overvalued currency, Malaysian capital controls, Russia's financial crisis, and the tightening of global credit markets and threat of worldwide recession. Markets sold off to panic levels as investors seemed to abandon emerging markets as an asset class.

--------------------------------------------------------------------------------
SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
---------------       ------------        -------
1 Year                $     16,641        66.41%
5 Year                $     10,237         0.47%
Inception             $     11,724         2.93%+

--------------------------------------------------------------------------------
International Finance Corporation
  Investable Composite Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
---------------       ------------        -------
1 Year                $     16,924        69.24%
5 Year                $      7,762        (4.94)%
Inception             $      8,173        (3.60)%+

See related Notes on following page.


6 Annual Report

SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

To combat what Treasury Secretary Rubin described in a speech as "... the most severe financial crisis of the last 50 years", central banks around the world aggressively cut interest rates. Federal Reserve Chairman Alan Greenspan cut the Federal Funds rate three times during the second half of 1998. Over the course of the last 12 months there have been more than 150 central bank rate cuts globally. This surge in global liquidity, combined with strong US economic growth and IMF-led economic restructuring in emerging markets, led to spectacular global equity returns.

Asia was by far the world's top region over the last 12 months, rising 141% during this period. Korea, benefiting from lower interest rates, corporate restructuring, and government reforms, was the star performer soaring 310%. This made a positive contribution to fiscal year results, as the Fund maintains a 16.2% weighting in Korean issues. Despite its much maligned currency controls, Malaysia was another strong market this year, rising 199%. The Fund held an equity swap position in this market through the middle of April, which appreciated 106%. Taiwan, the second largest position in the portfolio at 14.2%, rose 60% this year.

The second largest region in the Fund, the EMEA (Europe, Middle East and Africa) rose 52% this year. Greece was sizzling as the market rose 134% in the euphoria surrounding EMU convergence and, much like Portugal a year earlier, low interest rates and an enthusiastic retail market were primary drivers of these impressive results. Greece is one of the larger weightings in the Fund, and strong stock selection within the market has further added to returns. For example, small cap holdings such as Aegek and Naoussa Spinning Mills rose 303% and 203%, respectively. Stronger oil prices boosted sentiment towards Russian investments, as that market rose 102% over the past twelve months. A peaceful election and higher commodity prices led the South African market to a gain of 62% for the same period. This provided further benefit to the Fund, as South Africa comprises the portfolio's largest exposure in the region, 12% at August 31, 1999. Larger holdings in this market include Anglo American and DeBeers, with gains of 106% and 116%, respectively.

Latin America, despite a Brazilian devaluation during the year, managed to return 37% for the period. While the Brazilian Real collapsed 39%, the local market rallied 70% and managed to squeeze out a 4% gain in US dollar terms. Mexico, the Fund's largest holding in the region at 11.2%, benefited from higher oil prices and a strong US economy. The market rose 67% overall, and was led by strong returns from Carso Global Telecom (up 170%) and Telefonos de Mexico (up 96%). Argentina rose 53% this year after the Spanish oil company Repsol bought YPF, Argentina's largest company. YPF, comprising 1% of the Fund at fiscal year-end, was among the larger holdings at the time it was taken over.

--------------------------------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)                 August 31, 1999
--------------------------------------------------------------------------------

Samsung Electronics, Ltd.                                3.0%
Telefonos de Mexico SA Series L - ADR                    1.6
National Bank of Greece (Regd)                           1.5
Telefonos de Mexico SA Series L NPV                      1.3
Anglo American PLC                                       1.2
Commercial Bank of Greece (Regd)                         1.1
Taiwan Semiconductor Manufacturing Co.                   1.1
Korea Electric Power Corp.                               1.1
De Beers Centenary AG                                    1.0
LG Electronics                                           1.0

--------------------------------------------------------------------------------

                          -----------------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on March 1, 1994. Index comparison also began on March 1, 1994.

** The IFC Investable Composite Index is a market capitalization-weighted index of the performance of equity securities listed on the stock exchanges of emerging market countries.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Emerging Markets Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999
                                        /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Emerging Markets Fund
                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
Common Stocks - 85.0%
Argentina - 0.8%
Acindar Industria Argentina de Aceros SA Class B         116,794       148
Banco de Galicia Class B                                 124,537       600
Dalmine Siderca SA Class A                               253,276       400
Ledesma Class B                                          359,967       212
Naviera Perez Companc Class B                            134,270       782
Telecom Argentina Class B                                 52,895       298
Telefonica de Argentina Class B                          130,100       385
                                                                  --------
                                                                     2,825
                                                                  --------

Brazil - 3.1%
Centrais Eletricas Brasileiras SA NPV                117,675,000     1,831
Centrais Geradoras do Sul do Brasil SA NPV (a)        66,847,000        40
Companhia Cervejaria Brahma NPV                        2,263,200       918
Companhia de Saneamento Basico do Estado de Sao
   Paulo NPV                                           4,850,000       320
Companhia Siderurgica de Tubarao NPV (a)              13,300,000        90
Embratel Participacoes SA (a)                        136,572,192       745
Santista Alimentos SA NPV (a)                             56,288        13
Sider Nacional cia NPV                                29,212,200       707
Souza Cruz NPV                                           133,000       747
Tele Celular Sul Participacoes SA NPV                136,572,192       134
Tele Centro Oeste Celular Participacoes SA NPV       136,572,192       127
Tele Centro Sul Participacoes SA NPV (a)             136,572,192       650
Tele Norte Leste Participacoes SA NPV                136,572,192     1,194
Tele Sudeste Celular Participacoes SA NPV            136,572,192       331
Telecomunicacoes de Sao Paulo SA NPV                   3,500,000       264
Telesp Celular Participacoes SA NPV                  136,572,192       612
Telesp Participacoes SA NPV                          159,436,192     1,700
                                                                  --------
                                                                    10,423
                                                                  --------

Chile - 2.7%
Banco de A. Edwards Series A - ADR                        12,200       185
Banco Santander Chile Series A - ADR                      37,600       630
Banco Santiago - ADR                                      18,000       378
Chile Fund, Inc.                                         130,700     1,430
Chilquinta SA - ADR                                        4,550        33
Compania de Telecomunicaciones de Chile SA - ADR          79,300     1,784
Cristalerias de Chile - ADR                                7,500       103
Distribucion Y Servicio D&S SA - ADR                      30,800       508
Embotelladora Andina SA Series A- ADR                     35,000       591
Enersis SA - ADR                                          56,916     1,277
Five Arrows Chile Investment Trust (a)                   330,000       722
Gener SA - ADR                                            31,300       573
Laboratorio Chile SA - ADR                                 9,850       182
Madeco SA - ADR                                           22,700       241
Maderas y Sinteticos SA - ADR                              9,000        88
Santa Isabel SA - ADR (a)                                  2,725        24
Sociedad Quimica Y Minera de Chile SA - ADR                4,800       144
Vina Concha Y Toro SA - ADR                                4,800       187
                                                                  --------
                                                                     9,080
                                                                  --------


                                                                 Annual Report 9

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
China - 0.1%
New World China Land, Ltd. (a)                           433,000       348
Shandong Huaneng Power Co., Ltd. Series N - ADR           16,500        72
                                                                  --------
                                                                       420
                                                                  --------

Colombia - 1.3%
Banco de Bogota NPV                                      222,127       552
Banco Ganadero SA Class B - ADR                           28,900       508
Banco Industrial Colombiano                              330,072       213
Bavaria                                                  341,511     1,034
Cementos Argos                                           279,977       616
Cia Nacional de Chocolates                               199,007       546
Coltabaco SA                                             185,754       212
Promigas SA                                               41,910       126
Suramericana de Inversiones SA                           108,100       117
Valores Bavaria SA                                       446,699       288
                                                                  --------
                                                                     4,212
                                                                  --------

Egypt - 1.5%
Al Ezz Steel Rebars SA - GDR (a)                          27,870       297
Al Watany Bank of Egypt                                   19,500       126
Ameriyah Cement Co.                                       16,400       223
Commercial International Bank                             31,070       268
Eastern Tobacco                                            9,800       226
EFG Hermes Securities Brokerage SAE - GDR (a)              7,300        74
Egypt American Bank                                       12,600       163
Egypt International Pharmaceutical Industries Co.          4,700       227
Helwan For Cement                                         12,200       140
Madinet NASR for Housing & Development                    12,540       130
MISR Elgadida for Housing and Reconstruction               5,100       142
MISR international Bank SAE - GDR                         50,400       423
MISR International Bank SAE - GDR (144A)                 125,500     1,057
National Societe Generale Bank                            23,550       255
Orascom Construction (a)                                  30,000       380
Paints & Chemicals Industries Co. SAE                      9,900       179
Suez Cement Co. (Regd) - GDR                              22,700       312
Suez Cement Co. - GDR (144A)                              22,700       317
                                                                  --------
                                                                     4,939
                                                                  --------

Greece - 9.7%
Aegek SA                                                 122,840     2,100
Alpha Leasing SA (Regd)                                   24,932     1,310
Aluminum Co. of Greece Industrial and Commercial
   (Regd)                                                 10,260       602
Commercial Bank of Greece (Regd)                          37,980     3,688
Commercial Bank of Greece SA Rights (a)                   37,980       870
Credit Bank (Regd)                                        32,400     2,437
ETBA Leasing SA (Regd)(a)                                 58,432     1,743
Hellenic Bottling Co. SA                                  33,840       832
Hellenic Petroleum SA (a)                                 64,642       692
Hellenic Telecommunication Organization SA - GDR          66,931     1,389
Heracles General Cement Co.                               19,300       606
Intracom SA                                               15,216     1,322
Ionian Bank SA (Regd.)(a)                                  3,060       166
Loulis Flour Mills SA (Regd)                              26,777       682
Michaniki SA                                             112,840     2,950
Naoussa Spinning Mills                                    37,940       851


10 Annual Report

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
Naoussa Spinning Mills SA Rights (a)                      37,940       326
National Bank of Greece (Regd)                            65,028     4,808
Nikas SA                                                  98,560     2,461
Petzetakis SA (a)                                         27,450       854
Piraeus Bank SA                                            6,280       179
Shelman SA                                                26,130       740
Strintzis Shipping                                        59,560       738
Titan Cement Co. SA                                        3,160       345
                                                                  --------
                                                                    32,691
                                                                  --------

Hungary - 1.2%
BorsodChem Rt.                                             4,600       134
Egis Gyogyszergyar                                         5,743       191
Gedeon Richter, Ltd. - GDR                                 6,300       314
Magyar Olaj Es Gas                                        19,102       493
Magyar Tavkozlesi Rt. (Regd)                             367,010     2,245
Mol Magyar Olaj-Es Gazipari Rt. - GDS                     10,300       260
OTP Bank Rt.                                              10,695       491
                                                                  --------
                                                                     4,128
                                                                  --------

India - 1.6%
Andhra Valley Power Supply Co., Ltd. (a)                  74,200        98
Arvind Mills, Ltd. (a)                                    34,300        25
Bharat Heavy Electricals, Ltd. (a)                        34,200       249
Bharat Petroleum Corp., Ltd.                              18,400       115
CESC, Ltd. (a)                                           123,300       132
Crompton Greaves, Ltd. (a)                                51,500       107
Dr. Reddy's Laboratories, Ltd.                             5,500       157
Gujarat State Fertilisers & Chemicals, Ltd. (a)           72,200       104
Hindustan Lever, Ltd.                                     25,600     1,569
Industrial Development Bank of India, Ltd.               124,100       109
ITC, Ltd.                                                 27,400       648
Madras Refineries, Ltd. (a)                              105,300       115
Mahanagar Telephone Nigam, Ltd.                           25,100       117
Mahindra & Mahindra, Ltd.                                 12,500       118
Reliance Industries, Ltd.                                 96,200       430
State Bank of India                                       28,100       156
Tata Engineering and Locomotive Co., Ltd.                 72,850       527
Tata Iron and Steel Co., Ltd.                             64,700       251
Videsh Sanchar Nigam, Ltd.                                16,900       421
                                                                  --------
                                                                     5,448
                                                                  --------

Indonesia - 1.5%
PT Astra International, Inc. (a)                         728,000       256
Indah Kiat Pulp & Paper (Alien Market)(a)              1,485,500       542
Pabrik Kertas Tjiwi Kimia (a)                            893,500       256
PT Daya Guna Samudera Tbk (a)                            475,750       192
PT Gudang Garam Tbk                                      582,000     1,404
PT Hanjaya Mandala Sampoerna (a)                         287,500       598
PT Indofood Sukses Makmur Tbk (a)                        511,000       546
PT Indosat                                               174,500       271
PT Lippo Bank (Alien Market)(a)                        7,368,000       144
Semen Gresik                                             132,000       258
Telekomunikasi Indonesia Series B (a)                  1,257,120       485
                                                                  --------
                                                                     4,952
                                                                  --------

Israel - 4.1%
Africa - Israel Investments, Ltd.                          1,251       819
Agis Industries Ltd. (a)                                  96,600       524
Bank Hapoalim - GDR (a)                                   12,210       142
Bank Hapoalim, Ltd.                                      561,598     1,295
Bank Leumi Le-Israel                                     641,721     1,109


                                                                Annual Report 11

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
Bezeq Israeli Telecommunication
   Corp., Ltd. (a)                                       189,650       686
Clal Industries, Ltd.                                    121,344       810
Clal Israel, Ltd.                                         23,070       679
Delek Israel Fuel Corp., Ltd.                             20,422       731
ECI Telecom, Ltd.                                         29,100       826
Elco Holdings, Ltd. (a)                                  134,240     1,085
Electric Wire & Cable (a)                                 14,000        45
IDB Development Corp., Ltd.                                5,780       159
IDB Holding Corp., Ltd.                                    5,459       147
Industrial Buildings Corp.                               112,496       161
Koor Industries                                           13,135     1,152
Leumi Insurance Holdings                                 270,394       198
Makhteshim-Agan Industries, Ltd. (a)                     155,723       275
Osem Investment, Ltd.                                     93,925       487
Supersol, Ltd.                                           220,551       579
Teva Pharmaceutical Industries, Ltd. - ADR                36,800     1,729
United Mizrahi Bank Group, Ltd.                           66,616       154
                                                                  --------
                                                                    13,792
                                                                  --------

Malaysia - 0.1%
Faber Group Berhad (a)                                   445,600       110
IGB Corp. Berhad                                         450,000       184
Lion Land Berhad                                         154,000        40
                                                                  --------
                                                                       334
                                                                  --------

Mexico - 11.7%
Alfa SA de CV Class A NPV                                211,662       800
Altos Hornos de Mexico SA - NPV (a)                      499,000       134
Apasco SA de CV NPV                                       86,000       472
Carso Global Telecom Series A1 NPV (a)                   472,000     2,609
Cemex SA de CV Class B NPV                               331,737     1,470
Cemex SA de CV NPV                                       378,344     1,668
Cifra SA de CV Series V NPV (a)                        1,763,661     2,915
Compania Cervecerias Unidas SA - ADR                      15,000       393
Controladora Comercial Mexicana SA de CV NPV             842,000       789
Corporacion GEO SA de CV Series B NPV (a)                 94,000       311
Cydsa SA Series A NPV                                    356,000       508
Desc SA de CV NPV                                        110,655       108
Desc Sociedad de Fomento Industrial SA de CV Series
   B NPV                                                 731,000       677
Empresa Nacional de Electric - ADR                        93,442     1,156
Empresas ICA Sociedad Controladora SA de CV NPV          362,000       222
Empresas La Moderna SA de CV NPV (a)                     158,000       905
Fomento Economico Mexicano SA de CV                       92,000       301
Fomento Economico Mexicano SA de CV Series B - ADR        19,400       641
Grupo Carso Series A NPV (a)                             392,000     1,517
Grupo Casa Autrey SA de CV NPV (a)                       360,000       127
Grupo Cementos Chihuahua Series B NPV                    633,000       421
Grupo Continental SA Series CP                           599,000       823
Grupo Financiero Banamex Accival SA de (CV Banacci)
   Series O (a)                                          182,000       349
Grupo Financiero Bancomer SA de CV NPV Series O (a)      634,000       154
Grupo Gigante SA Series B NPV (a)                      2,359,000       849
Grupo Herdez SA Class B NPV (a)                        1,408,000       426


12 Annual Report

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
Grupo Industrial Bimbo SA de CV Series A NPV             398,761       837
Grupo Industrial Maseca Series B NPV                     482,000       311
Grupo Industrial Saltillo SA de CV NPV                    70,000       215
Grupo Mexico SA Series B NPV                             294,108     1,270
Grupo Modelo SA de CV Series C NPV                       288,000       768
Grupo Posadas SA Series A NPV (a)                        680,000       436
Grupo Simec SA de CV Series B NPV (a)                    620,000        65
Grupo Televisa SA NPV (a)                                 99,000     1,782
Industrias Penoles SA NPV                                120,000       311
Kimberly-Clark, Mexico Class A NPV                       365,000     1,154
Organizacion Soriana SA de CV Series B NPV               235,000       923
Sanluis Corporacion SA de CV - CPO (Units)(a)            202,000       389
Telefonos de Mexico SA Series L - ADR                     67,800     5,043
Telefonos de Mexico SA Series L NPV                    1,126,900     4,158
Tubos de Acero de Mexico SA NPV                           32,000       370
TV Azteca SA de CV - ADR (a)                               7,500        39
Vitro SA NPV                                             279,000       396
                                                                  --------
                                                                    39,212
                                                                  --------

Pakistan - 0.3%
Crescent Textile Mills                                    52,208        12
Dandot Cement Co. (a)                                     35,000         1
Fauji Fertilizer                                         151,100       149
Hub Power Co. - GDR (a)                                  433,800       153
Pakistan State Oil                                        51,563       124
Pakistan Telecommunications Corp. - GDS (a)               14,664       594
Sui Northern Gas Pipelines (a)                           187,401        34
Sui Southern Gas Co., Ltd. (a)                           198,154        38
                                                                  --------
                                                                     1,105
                                                                  --------

Philippines - 1.0%
Aboitiz Equity Ventures (a)                            3,082,800       188
Ayala Corp.                                              847,884       230
Belle Corporation (a)                                    812,000        77
Belle Corporation 2000 Warrants (a)                       56,640         1
C & P Homes, Inc. (a)                                  1,071,000        21
EEI Corp. (a)                                            840,800        22
Far East Bank & Trust Co.                                 99,220       154
Filinvest Development Corp. (a)                          463,100        36
JG Summit Holdings, Inc. Series B (a)                  2,197,300       186
Manila Electric Co. Class B                              118,980       354
Metro Pacific Corp. Class A (a)                        1,042,720        38
Metropolitan Bank & Trust Co.                             37,406       309
Petron Corp.                                           1,405,040       126
Philippine Long Distance Telephone Co. - ADR              32,300       765
Robinson's Land Corp. Class B (a)                      2,264,400       171
San Miguel Corp. Class B                                 216,942       353
Security Bank Corp. (a)                                  121,186        97
SM Prime Holdings                                      1,309,900       240
Universal Robina                                         657,100       117
                                                                  --------
                                                                     3,485
                                                                  --------

Poland - 0.8%
Agora SA - GDR (a)                                         4,300        46
Bank Handlowy W. Warszawie                                50,170       726
Bank Rozwoju Eksportu SA                                  17,225       564
Debica SA                                                  9,732       118
Elektrim Spolka Akcyjna SA (a)                            21,395       269


                                                                Annual Report 13

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
Exbud SA (a)                                              17,362       162
KGHM Polska Miedz SA - GDR                                 9,000       116
Okocimskie Zaklady Piwowarskie SA (a)                     11,038        56
Prokom Software SA                                         4,205       119
Telekomunikacja Polska SA Series A - GDR                  53,620       357
Zywiec SA (Austrian Shares)                                1,355       157
                                                                  --------
                                                                     2,690
                                                                  --------

Russia - 1.4%
AO Tatneft - ADR                                          21,000        75
Lukoil Oil Co. - ADR                                      54,200     1,619
Megionneftegaz (Regd)(a)                                  24,300        15
Mosenergo - ADR                                           95,100       276
Surgutneftegaz - ADR                                     256,400     1,982
Unified Energy Systems - GDR                              83,400       581
                                                                  --------
                                                                     4,548
                                                                  --------

South Africa - 12.1%
AECI, Ltd.                                               367,402       984
Amalgamated Banks of South Africa                        262,867     1,352
Anglo American PLC (a)                                    70,832     3,897
AngloGold, Ltd.                                           30,542     1,531
Anglovaal Industries, Ltd.                               610,939       412
Anglovaal Mining, Ltd.                                    79,000       609
Aveng, Ltd. (a)                                          610,939       643
Bidvest Group, Ltd.                                      195,306     1,399
Billiton PLC                                             123,712       502
C.G. Smith, Ltd. (a)                                      79,800       212
Coronation Holdings, Ltd. Class N                         27,000       454
De Beers Centenary AG                                    120,144     3,277
Del Monte Royal Food, Ltd. (a)                         1,008,639       771
Dimension Data Holdings, Ltd. (a)                        145,900       605
Driefontein Consolidated                                  39,200       135
FirstRand, Ltd.                                          573,700       582
Foschini, Ltd. (a)                                       269,200       664
Genbel Securities, Ltd.                                   55,300       379
Gencor, Ltd.                                             492,200     1,593
Gold Fields of South Africa, Ltd.                        179,000       344
Impala Platinum Holdings, Ltd.                            34,600     1,109
Imperial Holdings, Ltd. (a)                               41,600       381
Investec Group, Ltd.                                      37,400     1,303
Iscor                                                  3,094,551     1,154
Liberty Life Association of Africa                       218,700     2,562
Liberty Life Strategic                                    92,707       158
Metropolitan Life, Ltd.                                  131,100       168
Nedcor Investment Bank Holdings                           97,239        70
Nedcor, Ltd.                                              97,239     1,933
Persetel Holdings, Ltd.                                   97,500       604
Rembrandt Group, Ltd.                                    325,294     2,438
Reunert, Ltd.                                            527,500       672
RMB Holdings, Ltd.                                       142,800       211
Safmarine & Rennies Holdings, Ltd.                       905,300       568
Sanlam, Ltd. (a)                                         516,370       615
Sappi, Ltd.                                              189,132     1,744
Sasol NPV                                                164,346     1,194
South African Breweries PLC (a)                          156,483     1,286
Standard Bank Investment Corporation, Ltd.               350,700     1,095
Tiger Oats, Ltd.                                          57,200       489
Tongaat-Hulett Group, Ltd.                                67,719       332
                                                                  --------
                                                                    40,431
                                                                  --------


14 Annual Report

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
South Korea - 15.5%
Cho Hung Bank (a)                                         51,920       280
Daegu Bank (a)                                            78,820       338
Daewoo Corp.                                             165,920       260
Daewoo Electronics Co. (a)                               119,710       220
Daewoo Heavy Industries                                   65,000       103
Daewoo Securities (a)                                     53,000       974
Dong-Ah Construction Industrial Co. (a)                   36,150       329
Dongwon Securities                                        18,590       454
Hana Bank                                                 60,720       540
Hanjin Heavy Industries (a)                               83,020       781
Hansol Paper Co. (a)                                      55,827       757
Hanvit Bank - GDR                                         90,700       727
Housing & Commercial Bank, Korea (a)                      63,540     1,486
Hyosung T&C Co. (a)                                       32,850       634
Hyundai Engineering & Construction (a)                    40,210       358
Hyundai Merchant Marine                                   75,025     1,157
Hyundai Motor Co., Ltd. (a)                               35,148     1,090
Isu Chemical Co., Ltd. (a)                                31,840       475
Kookmin Bank                                              85,179     1,191
Koram Bank                                                62,000       493
Korea Chemical Co., Ltd. (a)                               9,500       747
Korea Electric Power Corp.                                97,000     3,615
Korea Telecom Corp.                                       24,000     1,504
Korea Telecom Corp. - ADR (a)                             12,600       410
Korean Air (a)                                            28,150       560
LG Information & Communication (a)                         8,440       754
LG Cable & Machinery                                      44,000     1,006
LG Chemical, LTD.                                         33,000     1,054
LG Electronics                                            76,000     3,219
LG Securities (a)                                         33,560       583
Namhae Chemical Corp. (a)                                 31,902     1,130
Nong Shim Co., Ltd. (a)                                    9,950       617
Pohang Iron & Steel Co., Ltd.                             18,540     2,481
Samsung Co. (a)                                           37,180       655
Samsung Display Devices Co. (a)                           18,730     1,084
Samsung Electronics                                       51,261     9,727
Samsung Fire & Marine Insurance (a)                       20,000       988
Samsung Heavy Industries (a)                             162,042     1,496
Samsung Securities Co., Ltd.                              48,580     1,905
Seoul Horizon Trust (a)                                    5,000        66
Shin Young Securities                                     19,010       348
Shinsegae Department Store Co. (a)                        17,760     1,398
Sindo Ricoh Co.                                           18,431       718
SK Telecomm Co., Ltd.                                        753       753
Ssangyong Cement Co., Ltd. (a)                           112,531       501
Ssangyong Oil Refining Co., Ltd.                          38,430       954
Tae Kwang Industry Co. (a)                                   900       376
Taehan Electric Wire Co.                                  60,000       827
                                                                  --------
                                                                    52,123
                                                                  --------

Sri Lanka - 0.8%
Aitken Spence & Co., Ltd.                                117,200       193
Asian Hotel Corp. (a)                                    176,200        17
Blue Diamond Jewel NPV (a)                               260,136         2
Central Finance Co.                                       25,600        60
Colombo Dockyards, Ltd.                                  114,700        28
Development Finance Corp. of Ceylon                      393,866       662
Hayleys, Ltd.                                            162,522       240
John Keells Holdings, Ltd.                               517,611     1,246
Lanka Ceramic (a)                                         46,300        10
Lanka Milk Food (a)                                       21,600         3
Lanka Orix Leasing Co., Ltd.                              14,880         8
Merchant Bank of Sri Lanka (a)                           162,800         9
National Development Bank, Ltd.                           94,000       158
Richard Pieris & Co., Ltd.                                 2,260         2
United Motor                                              32,160        15
                                                                  --------
                                                                     2,653
                                                                  --------


                                                                Annual Report 15

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
Taiwan - 8.8%
Acer, Inc. (a)                                           471,256     1,008
Advanced Semiconductor Engineering, Inc. (a)             199,260       598
Ambassador Hotel (a)                                     256,992       122
Asia Cement Corp.                                        689,920       555
Asustek Computer, Inc.                                   112,000     1,205
BES Engineering Corp. (a)                                916,900       304
Cathay Construction Corp.                                613,200       293
Cathay Life Insurance                                    659,335     1,980
Chang Hwa Bank                                           188,000       234
Chia Hsin Flour (a)                                       32,320        11
China Bills Finance Corp. (a)                            543,000       213
China Development Industrial Bank (a)                    822,023     1,435
China Development Industrial Bank Rights (a)             632,325        31
China Life Insurance Co, Ltd. (a)                        236,500       160
China Rebar (a)                                           27,253        10
China Steel Corp. (a)                                  1,830,569     1,428
Chinatrust Commercial Bank (a)                           595,080       595
Compal Electronics, Inc.                                 394,050     1,320
Delta Electronics, Inc.                                  103,200       420
Ensure Co., Ltd. (a)                                     151,008        72
Evergreen Marine Corp. (a)                               125,280       130
Far Eastern Department Stores, Ltd.                      690,120       352
Far Eastern Textile                                      413,941       600
First Commercial Bank                                    132,000       207
Formosa Chemicals & Fibre Corp.                          393,120       396
Formosa Plastics Corp.                                   344,540       661
Formosa Taffeta Co.                                      916,240       570
Fubon Insurance Co.                                      293,700       282
Hon Hai Precision Industry (a)                           116,200       756
Hua Nan Bank                                             363,079       599
Hualon Teijran (a)                                        29,184         8
International Commercial Bank of China                   489,500       565
Inventec Co., Ltd. (a)                                    79,200       203
Lealea Enterprise (a)                                     33,772        14
Lite-On Electronics, Inc.                                210,240       328
Mosel Vitelic, Inc. (a)                                  743,000       706
Nan Ya Plastic Corp.                                     782,550     1,292
Pacific Electrical Wire & Cable (a)                      508,050       262
Prince Housing Development (a)                           758,587       205
Ritek, Inc. (a)                                           65,999       405
Ritek, Inc. Rights (a)                                    44,000        22
Taichung Commercial Bank (a)                             710,000       255
Taipei Business Bank (a)                                 496,315       588
Taiwan Cement Corp.                                      160,600       105
Taiwan Semiconductor Manufacturing Co. (a)               857,968     3,642
Tatung Co., Ltd. (a)                                     676,260       819
Teco Electric & Machinery (a)                            455,575       375
United Microelectronics Corp., Ltd. (a)                  468,400     1,193
Walsin Lihwa Wire (a)                                  1,131,032       551
Winbond Electronics Corp. (a)                            180,000       334
Yageo Corp.                                              677,100       718
Yang Ming Marine Transport (a)                           352,000       200
Yue Loong Motor                                          270,934       257
Yuen Foong Yu Manufacturing (a)                           17,405         7
                                                                  --------
                                                                    29,601
                                                                  --------


16 Annual Report

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
Thailand - 0.7%
BEC World PLC, Ltd. (Alien Market)                        62,800       374
Finance One Public Co., Ltd. (Alien Market)(a)(d)        158,300         0
PTT Exploration and Production PLC, Ltd. (Alien
   Market)(a)                                             57,800       456
Shinawatra Computer Co., Ltd. (Alien Market)(a)           69,900       319
Siam Cement Co. (Alien Market)(a)                         11,800       305
Siam Commercial Bank 2002 Warrants (a)                   465,000       209
Siam Makro PLC (Alien Market)                             92,300       173
TelecomAsia (Alien Market)(a)                            405,000       388
                                                                  --------
                                                                     2,224
                                                                  --------

Turkey - 3.6%
Akansa Cimento AS                                      7,934,000       109
Akbank                                                63,103,176       836
Alcatel Teletas Telekomunikasyon
   Endustri ve Ticaret AS                              2,078,000       112
Anadolu Isuzu Otom                                     7,490,000       156
Arcelik (a)                                           17,473,600       402
Aselsan Elektronik Sanayi Ve Ticaret AS (a)           10,987,500       284
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS        9,898,000       213
Cukurova Elektrik AS                                     240,000       154
Dogan Sirketler Grubu Holding AS                      50,953,000       606
Eregli Demir Ve Celik Fabrikalari (a)                 20,657,000       362
Haci Omer Sabanci Holding AS                          50,588,000     1,102
Izmir Demir Celik Sanayii AS (a)                      27,929,090        72
Koc Holding AS                                        13,244,000     1,011
Mardin Cimento Sanayii Ve Ticaret                     18,730,050       219
Medya Holdings Class C (a)                            86,652,000       199
Migros                                                 1,119,000       446
Petrokimya Holdings                                   31,395,000       374
Petrol Ofisi                                           1,099,000       241
Petrol Ofisi AS Rights (a)                             1,099,000       442
Sasa Suni Ve Sente                                    12,772,000       189
T Sise Cam                                            16,774,672       164
Turkiye Garanti Bankasi AS (a)                       145,064,400       977
Turkiye Is Bankasi                                   125,336,896     1,914
Yapi ve Kredi Bankasi                                112,842,252     1,468
                                                                  --------
                                                                    12,052
                                                                  --------

Venezuela - 0.6%
Banco Provincial SA                                      200,000       161
Banco Venezolano de Credito                               37,351       113
Companhia Anonima Nacional Telefonos de
   Venezuela - ADR                                        22,400       447
Electricidad de Caracas (Regd)                         1,976,630       567
F.V.I. Fondo de Valores Inmobiliarios S.A.C.A.
   Series B                                            2,750,410        45
Manufacturas de Papel CA                               2,567,930        87
Mavesa SA                                              2,019,899        96
Siderurgica Venezolana Sivensa S.A.C.A. - ADR             22,600        40
Venezolana de Cementos S.A.C.A.                        1,021,980       288
                                                                  --------
                                                                     1,844
                                                                  --------

Total Common Stocks
(cost $266,837)                                                    285,212
                                                                  --------


                                                                Annual Report 17

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Market
                                                          Number     Value
                                                            of       (000)
                                                          Shares       $
                                                          ------    ------
Preferred Stocks - 5.5%
Brazil - 4.4%
Acos Villares SA NPV (a)                               1,000,000        10
Banco Bradesco SA NPV                                217,521,056       860
Banco do Estado de Sao Paulo NPV                      40,285,800     1,247
Banco Itau SA NPV (p)                                  1,431,100       663
Caemi Mineracao e Metalurgia SA NPV                    8,192,000       260
Ceval Alimentos SA NPV (a)                            61,288,800       113
CIA Energetica De Minas Gerais                        38,731,944       596
Companhia Siderurgica Belgo-Mineira NPV               15,306,000       494
Companhia Siderurgica de Tubarao (a)                  42,175,232       373
Companhia Vale Do Rio Doce Series A NPV                  109,865     2,435
Companmia Cervejaria Brahma NPV                          694,000       367
Copene Petroquimica do Nordestse Series A (Regd)       3,718,341       577
Electrobras Series B NPV                               6,501,000       103
Embratel Participacoes SA NPV                         49,879,200       522
Petroleo Brasileiro SA NPV                            18,292,500     2,446
Tele Centro Sul Participacoes SA NPV                  36,029,000       384
Tele Norte Leste Participacoes SA NPV                 65,629,000     1,059
Tele Sudeste Celular Participacoes SA NPV             61,929,000       293
Telecomunicacoes de Minas Gerais Class B NPV           1,000,000        23
Telecomunicacoes de Sao Paulo SA NPV                     596,458        52
Telecomunicacoes do Parana SA NPV                      1,640,000       256
Telecomunicacoes do Rio de Janeiro SA NPV (a)          7,900,000       112
Telesp Celular Participacoes SA NPV                   46,481,000       423
Telesp Celular SA Class B NPV                            596,458        27
Telesp Participacoes SA NPV                           40,300,000       665
UNIPAR SA Class B                                        580,226       148
Votorantim Celulose e Papel SA - ADR                  15,500,000       484
                                                                  --------
                                                                    14,992
                                                                  --------

Greece - 0.2%
Delta Dairy SA                                            23,084       621
                                                                  --------

South Korea - 0.7%
Samsung Electronics, Ltd. (a)                             17,050     2,427
                                                                  --------

Thailand - 0.2%
Siam Commercial Bank                                     465,000       528
                                                                  --------

Total Preferred Stocks
(cost $18,196)                                                      18,568
                                                                  --------


18 Annual Report

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                       Principal    Market
                                                         Amount      Value
                                                          (000)      (000)
                                                            $          $
                                                       ---------    ------
Long-Term Investments - 0.2%
Chile - 0.1%
Five Arrows Chile Investment Trust (conv.)
     3.500% due 11/13/40                                     220       493
                                                                  --------

Philippines - 0.1%
Ayala Corp. (conv.)
     3.000% due 06/08/00                                     232       283
                                                                  --------

South Africa - 0.0%
Anglovaal Industries (conv.)
     5.000% due 12/31/99                                 ZAR  29         1
Anglovaal Industries
     5.000% due 12/31/99                                 ZAR  29         1
                                                                  --------
                                                                         2
                                                                  --------

Total Long-Term Investments
(cost $856)                                                            778
                                                                  --------

Short-Term Investments - 5.2%
United States - 5.2%
AIM Short-Term Investment
   Prime Portfolio Class A (b)                            $6,581     6,581
Federated Investors Prime
   Cash Obligations Fund (b)                               5,357     5,357
Ford Motor Credit Co. (MTN)
     5.347% due 06/08/00 (c)                               3,000     3,003
Key Bank NA (MTN)
     5.720% due 07/17/00 (c)                               2,500     2,498
                                                                  --------

Total Short-Term Investments
(cost $17,444)                                                      17,439
                                                                  --------

Total Investments - 95.9%
(identified cost $303,333)                                         321,997

Other Assets and Liabilities,
Net - 4.1%                                                          13,658
                                                                  --------

Net Assets - 100.0%                                                335,655
                                                                  ========

(a)   Nonincome-producing security.
(b)   At cost, which approximates market.
(c) Held as collateral in connection with equity swap agreements held by the Fund.
(d) These securities have been valued by the Security Valuation Committee of the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.

Abbreviations:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
NPV - No Par Value
NV - Nonvoting
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

Foreign Currency Abbreviations:
ARS - Argentina peso
EUR - Eurodollar
MXN - Mexican peso
USD - United States dollar
ZAR - South African rand

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 19

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                    Unrealized
                                                        Number     Appreciation
                                                          of      (Depreciation)
                                                       Contracts       (000)
                                                       ---------  --------------
Futures Contracts

MSCI Index Futures Contracts (Taiwan)
   expiration date 09/99                                     499          $  264
                                                                          ------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased (ss.)                                              $  264
                                                                          ======

(ss.) At August 31, 1999, $1,497 cash was held as collateral in connection with open futures contracts held by the Fund.

                                                                      Market
                                                           % of        Value
                                                            Net        (000)
Industry Diversification                                  Assets         $
-------------------------------------------------------   ------      ------

Basic Industries                                            10.6%     35,432
Capital Goods                                                7.0      23,514
Consumer Basics                                              8.1      27,289
Consumer Durables                                            2.3       7,746
Consumer Non-Durables                                        3.9      13,176
Consumer Services                                            0.4       1,245
Energy                                                       4.2      13,995
Finance                                                     22.4      75,049
General Business                                             1.4       4,846
Miscellaneous                                                4.5      15,249
Shelter                                                      2.1       6,996
Technology                                                   9.8      32,874
Transportation                                               0.6       1,868
Utilities                                                   13.2      44,501
Long-Term Investments                                        0.2         778
Short-Term Investments                                       5.2      17,439
                                                           -----     -------

Total Investments                                           95.9     321,997
Other Assets and Liabilities, Net                            4.1      13,658
                                                           -----     -------

Net Assets                                                 100.0%    335,655
                                                           =====     =======

                                                                      Market
                                                           % of        Value
                                                            Net        (000)
Geographic Diversification                                Assets         $
-------------------------------------------------------   ------      ------
Africa                                                      13.5%     45,370
Europe                                                      13.3      44,678
Latin America                                               24.6      82,589
Middle East                                                  9.7      32,396
Pacific Basin                                               29.4      98,747
Long-Term Investments                                        0.2         778
Short-Term Investments                                       5.2      17,439
                                                           -----     -------

Total Investments                                           95.9     321,997
Other Assets and
   Liabilities, Net                                          4.1      13,658
                                                           -----     -------

Net Assets                                                 100.0%    335,655
                                                           =====     =======

See the accompanying notes which are an integral part of the financial statements.


20 Annual Report

SSgA
Emerging Markets Fund
                                              Statement of Net Assets, continued
                                                                 August 31, 1999

Equity Swaps

                                     Notional                                               Unrealized
                                      Amount                                               Appreciation
                                       (000)                                Termination   (Depreciation)
       Underlying Security               $            Floating Rate            Date            (000)
----------------------------------   --------   -------------------------   -----------   --------------
IFC Emerging Markets Investable
   Total Return Chile Index           3,000     USD LIBOR-BBA minus .25%      06/30/00         (181)

IFC Emerging Markets Investable
   India Index                        2,500     USD LIBOR-BBA minus 3.05%     07/03/00          552
                                                                                               ----

                                                                                                371
                                                                                               ====

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 21

SSgA
Emerging Markets Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $303,333) ........................................     $321,997
Cash ....................................................................................        1,497
Foreign currency holdings (identified cost $6,834) ......................................        6,828
Receivables:
   Dividends and interest ...............................................................          724
   Investments sold .....................................................................           84
   Fund shares sold .....................................................................        5,570
   Daily variation margin on futures contracts ..........................................           95
Prepaid expenses ........................................................................            1
Short-term investments held as collateral for securities loaned, at market ..............       20,537
Receivable for equity swaps .............................................................          689
                                                                                              --------

      Total Assets ......................................................................      358,022

Liabilities
Payables:
   Fund shares redeemed ......................................................    $ 1,293
   Accrued fees to affiliates ................................................        537
Payable upon return of securities loaned, at market ..........................     20,537
                                                                                  -------

      Total Liabilities .................................................................       22,367
                                                                                              --------

Net Assets ..............................................................................     $335,655
                                                                                              ========

Net Assets Consist of:
Undistributed net investment income .....................................................     $  5,540
Accumulated net realized gain (loss) ....................................................      (27,241)
Unrealized appreciation (depreciation) on:
   Investments ..........................................................................       18,664
   Futures contracts ....................................................................          264
   Equity swaps .........................................................................          371
   Foreign currency-related transactions ................................................         (121)
Shares of beneficial interest ...........................................................           32
Additional paid-in capital ..............................................................      338,146
                                                                                              --------

Net Assets ..............................................................................     $335,655
                                                                                              ========

Net Asset Value, offering and redemption price per share:
   ($335,655,171 divided by 32,044,118 shares of $.001 par value
      shares of beneficial interest outstanding) ........................................     $  10.47
                                                                                              ========

See the accompanying notes which are an integral part of the financial statements.


22 Annual Report

SSgA
Emerging Markets Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Dividends (net of foreign taxes withheld of $685) ....................................     $  7,499
   Interest .............................................................................          727
                                                                                              --------

      Total Investment Income ...........................................................        8,226

Expenses
   Advisory fees ............................................................    $  2,038
   Administrative fees ......................................................         188
   Custodian fees ...........................................................         918
   Distribution fees ........................................................         231
   Transfer agent fees ......................................................          75
   Professional fees ........................................................          32
   Registration fees ........................................................          46
   Shareholder servicing fees ...............................................          87
   Trustees' fees ...........................................................           6
   Amortization of deferred organization expenses ...........................           3
   Miscellaneous ............................................................          16
                                                                                 --------

   Expenses before reductions ...............................................       3,640
   Expense reductions .......................................................        (244)
                                                                                 --------

      Expenses, net .....................................................................        3,396
                                                                                              --------

Net investment income ...................................................................        4,830
                                                                                              --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ..............................................................     (26,488)
   Futures contracts ........................................................       7,000
   Equity swaps .............................................................      11,695
   Foreign currency-related transactions ....................................        (346)      (8,139)
                                                                                 --------
Net change in unrealized appreciation (depreciation) on:
   Investments ..............................................................     124,279
   Futures contracts ........................................................         434
   Equity swaps .............................................................      10,421
   Foreign currency-related transactions ....................................         (69)     135,065
                                                                                 --------     --------

Net realized and unrealized gain (loss) .................................................      126,926
                                                                                              --------

Net increase (decrease) in net assets resulting from operations .........................     $131,756
                                                                                              ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 23

SSgA
Emerging Markets Fund

Statement of Changes in Net Assets
Amounts in thousands                        For the Fiscal Year Ended August 31,

                                                                                     1999         1998
                                                                                  ---------    ---------
Increase (Decrease) in Net Assets
Operations
   Net investment income ......................................................   $   4,830    $   4,927
   Net realized gain (loss) ...................................................      (8,139)     (18,814)
   Net change in unrealized appreciation (depreciation) .......................     135,065     (135,151)
                                                                                  ---------    ---------

      Net increase (decrease) in net assets resulting from operations .........     131,756     (149,038)
                                                                                  ---------    ---------

Distributions
   From net investment income .................................................      (5,742)      (3,219)
   In excess of net investment income .........................................      (2,477)          --
   In excess of net realized gain on investments ..............................          --       (5,502)
                                                                                  ---------    ---------

      Net decrease from distributions .........................................      (8,219)      (8,721)
                                                                                  ---------    ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..............       5,748      111,421
                                                                                  ---------    ---------

Total Net Increase (Decrease) in Net Assets ...................................     129,285      (46,338)

Net Assets
   Beginning of period ........................................................     206,370      252,708
                                                                                  ---------    ---------
   End of period (including undistributed net investment income of
      $5,540 and $912, respectively) ..........................................   $ 335,655    $ 206,370
                                                                                  =========    =========

See the accompanying notes which are an integral part of the financial statements.


24 Annual Report

SSgA
Emerging Markets Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Fiscal Years Ended August 31,
                                                          --------------------------------------------------------
                                                            1999        1998        1997        1996        1995
                                                          --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ..................   $   6.52    $  12.33    $  10.87    $  10.30    $  11.45
                                                          --------    --------    --------    --------    --------

Income From Operations
   Net investment income (a) ..........................        .15         .18         .12         .11         .14
   Net realized and unrealized gain (loss) ............       4.07       (5.58)       1.51         .68       (1.19)
                                                          --------    --------    --------    --------    --------

      Total Income From Operations ....................       4.22       (5.40)       1.63         .79       (1.05)
                                                          --------    --------    --------    --------    --------

Distributions
   From net investment income .........................       (.27)       (.15)       (.11)       (.12)       (.10)
   From net realized gain on investments ..............         --        (.26)       (.06)       (.10)         --
                                                          --------    --------    --------    --------    --------

      Total Distributions .............................       (.27)       (.41)       (.17)       (.22)       (.10)
                                                          --------    --------    --------    --------    --------

Net Asset Value, End of Period ........................   $  10.47    $   6.52    $  12.33    $  10.87    $  10.30
                                                          ========    ========    ========    ========    ========

Total Return (%) ......................................      66.41      (45.36)      15.12        7.83       (9.28)

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) .........    335,655     206,370     252,708     120,216      68,385

   Ratios to average net assets (%):
      Operating expenses, net (b) .....................       1.25        1.25        1.25        1.28        1.50
      Operating expenses, gross (b) ...................       1.34        1.38        1.51        1.67        1.90
      Net investment income ...........................       1.78        1.85        1.07        1.10        1.74

   Portfolio turnover rate (%) ........................      39.64       38.94       15.00        4.36       19.77

(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   See Note 4 for current period amounts.


                                                                Annual Report 25

SSgA
Emerging Markets Fund
                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Emerging Markets Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


26 Annual Report

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1999, the Fund had net tax basis capital loss carryovers of $62,851 and $22,276,310, which may be applied against any realized net taxable gains in each year or until their expiration dates of August 31, 2006, and August 31, 2007, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $4,775,701 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in fiscal year 2000.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                             Net Unrealized
                             Unrealized       Unrealized      Appreciation
          Federal Tax Cost  Appreciation    (Depreciation)   (Depreciation)
          ----------------  ------------    --------------   --------------
            $300,959,455    $71,512,084      $(50,474,128)    $21,037,956


      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in options, futures, forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Deferred organization expenses: The Fund has incurred expenses in connection with its organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

      Foreign currency translations: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

      (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

      (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.


                                                                Annual Report 27

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

      It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

      Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

      The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

      Foreign currency exchange contracts: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open forward contracts at August 31, 1999 are presented in the accompanying Statement of Net Assets.

      Futures: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement


28 Annual Report

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

      Equity Swaps: The Fund has entered into several equity swap agreements in order to efficiently participate in certain foreign markets. Pursuant to these agreements, the Fund pays the swap counterparties based on the notional amount and an agreed upon rate (i.e. the 12-month USD LIBOR BBA rate). During the terms of the agreements, changes in the underlying values of the swaps are recorded as unrealized gain (loss) and are based on changes in the value of the underlying index. The underlying index is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparties or accrued interest income to be paid to the Fund, at the agreed upon dates, are recognized as unrealized gain
      (loss). Amounts paid to the swap counterparties representing capital depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties. The Fund has segregated certain short-term investments (identified in the accompanying Statement of Net Assets) as collateral for the notional amount under the equity swap agreements.

      Investment in emerging markets: Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $141,683,857 and $94,901,370, respectively.

      Futures transactions: The Fund's transactions in futures contracts for the year ended August 31, 1999 were as follows:

                                                   Futures Contracts
                                             -----------------------------
                                                               Aggregate
                                             Number of       Face Value of
                                             Contracts       Contracts (1)
                                             ---------       -------------
      Outstanding at August 31, 1998               262       $   6,458,289
      Contracts opened                           6,805         212,000,139
      Contracts closed                          (6,568)       (200,593,898)
                                               -------       -------------
      Outstanding at August 31, 1999               499       $  17,864,530
                                               =======       =============

      (1) The aggregate face value of contracts is computed on the date each contract was opened.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain


                                                                Annual Report 29

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $19,426,817 and $20,537,423, respectively. The Fund recorded securities lending income of $97,214 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. Effective November 1, 1995, the Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.25% of its average daily net assets on an annual basis. As of August 31, 1999, the receivable due from the Adviser for expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations. The Fund recorded securities lending income of $97,214 during the year.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $6,957 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration


30 Annual Report

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Agreement: (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all international funds; $0 up to and including $500 million - .07%, over $500 million to and including $1 billion - .06%, over $1 billion to and including $1.5 billion - .04%, over $1.5 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 10% for the period September 1, 1997 to December 31, 1997 up to a maximum of 5% for January 1, 1998 to December 31, 1998 and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175%, to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $66,597, $2,824, $9,260, $565 and $3,773 by the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500


                                                                Annual Report 31

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                           $370,313
            Administration fees                       19,971
            Custodian fees                           105,026
            Distribution fees                          9,439
            Shareholder servicing fees                11,729
            Transfer agent fees                       19,207
            Trustees' fees                               954
                                                    --------
                                                    $536,639
                                                    ========

      Beneficial Interest: As of August 31, 1999, one shareholder was a record owner of approximately 42% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                     Fiscal Years Ended August 31,
                                                           ------------------------------------------------
                                                                    1999                      1998
                                                           ----------------------    ----------------------
                                                             Shares      Dollars       Shares      Dollars
                                                           ---------    ---------    ---------    ---------
      Proceeds from shares sold ........................      25,947    $ 225,323       24,649    $ 244,575
      Proceeds from reinvestment of distributions ......         993        7,446          663        8,156
      Payments for shares redeemed .....................     (26,560)    (227,021)     (14,139)    (141,310)
                                                           ---------    ---------    ---------    ---------

      Total net increase (decrease) ....................         380    $   5,748       11,173    $ 111,421
                                                           =========    =========    =========    =========

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of it's net assets under the agreement. The Fund did not have any drawdowns during the year.


32 Annual Report

SSgA
Emerging Markets Fund
                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

The Fund paid foreign taxes of $685,121 and recognized $7,164,437 of foreign source income during the taxable year ended August 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0214 per share of foreign taxes paid and $.2236 of gross income earned from foreign sources in the taxable year ended August 31, 1999.

Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 33

SSgA Emerging Markets Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


34 Annual Report

                                  SSgA(R) Funds
                           Tuckerman Active REIT Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  14

Notes to Financial Statements.................................  15

Matters Submitted to a Vote of Shareholders...................  20

Fund Management and Service Providers.........................  21

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Tuckerman Active REIT Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. David B. Smith, CFA, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Tuckerman Active REIT Fund since its inception in April 1998. Mr. Smith joined State Street Global Advisors in 1990, and as a senior equity analyst and portfolio manager, he specializes in Real Estate Investment Trusts (REITs). Prior to his current responsibilities, Mr. Smith covered REITs and the financial services market segment, which includes banks, thrifts, insurance companies, credit card business and asset management firms. There are two other portfolio managers working with Mr. Smith.


                                                                 Annual Report 5

SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Invests in: At least 65% of the Fund's total assets in equity interests in Real Estate Investment Trust securities contained in the Standard & Poor's REIT Index.

Strategy: The Fund will attempt to meet its objective primarily through the active selection of REIT securities across different types and regions. The selection of investments will be made based on the fundamental research that the Manager conducts through its strategy and research analyst team.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates      Tuckerman Active REIT Fund    Wilshire REIT Index **   S&P(R)REIT Index ***
Inception*             $10,000                   $10,000                $10,000
  1998                  $8,201                    $8,357                 $8,228
  1999                  $8,700                    $8,831                 $8,447

================================================================================

Performance Review

For the fiscal year ended August 31, 1999, the SSgA Tuckerman Real Estate Equity Fund had a total return of 6.09%, outperforming the Wilshire REIT Index return of 5.63% by 46 basis points. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Fund changed its primary benchmark from the S&P(R) REIT Index to the Wilshire REIT Index as of April 30, 1999. This change was made in order to make the Fund competitive and comparable to other REIT products in the market. The Managers' research indicated that the Wilshire REIT Index is the most commonly recognized REIT benchmark. In order to align the portfolio with its new benchmark, the Fund sold two Health Care positions, and reinvested the proceeds into existing holdings.

Market and Portfolio Highlights

The one-year return of 6.09% came with a great degree of volatility, as evidenced by the Fund's standard deviation of 4.04% during the period. The strongest month for performance was April 1999, when the Fund returned 10.67%. This strong performance effectively reversed the negative

--------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,609         6.09%
Inception             $      8,700        (9.92)%+

--------------------------------------------------------------------------------
Wilshire REIT Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,563         5.63%
Inception             $      8,831        (8.93)%+

--------------------------------------------------------------------------------
Standard & Poor's(R) REIT Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,263         2.63%
Inception             $      8,447       (11.92)%+

See related Notes on following page.


6 Annual Report

SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

returns of the previous four months. The REIT group seemed to be experiencing a change in investor sentiment to the positive. Factors that helped fuel the rally included a $300 million REIT index buy order from a large institution, two announced management buyout/leveraged buyouts and, perhaps most importantly, the news that famed investor Warren Buffet had made an investment in two REITs, Tanger Factory Outlets and Town and Country Trust. In May the rally continued with the market gaining 2.66%, however, this was followed by three consecutive months of negative returns.

While the share price performance of REITs has been volatile, real estate fundamentals have remained very much intact. The US real estate markets in this period can best be described as "in equilibrium". At the beginning of 1999, the Fund estimated that REITs would produce earnings growth of 9-11%, slightly below the growth of roughly 13% they posted in 1998. The companies continue to pay out attractive dividends that are very well protected by cash flow. In addition, the growth rate on REIT dividends is accelerating. Currently, the group is yielding approximately 8%, which represents a 200 basis point spread over the 30-year treasury, which is quite high by historical standards.

The Fund estimates that the average REIT is trading at a discount-to-liquidation value of 15-20%. A year ago, REITs were trading at similar discounts, however, these two periods differ. After 12 months of weak performance, REIT management teams are becoming more and more frustrated with their share prices. Twelve months ago, financing for risky projects was difficult to obtain due to the global financial market meltdown, however, since that time, financing has become easier to obtain and real estate opportunity funds are awash in capital. The Manager expects an increasing volume of leveraged buyout and/or privatization of REITs if the markets do not afford share prices close to their liquidation value.

During fiscal year 1999, the Fund moved from an underweight position in the hotel segment to an overweight position. As of August 31, 1999, the Fund held a 12.3% exposure in hotel REITs versus the benchmark weighting of 6.6%. The Fund believed the drubbing that stocks in this segment took in 1998 was overdone, and that the shares had priced in a very negative economic environment which Fund management did not believe would materialize. In the first calendar quarter of 1999 the bet appeared to be paying off, as the hotel segment posted very strong total returns. Beginning in June however, REITs began to trade down based on concern over the effect of tightening fiscal policy on the economy, and the resulting level of demand for hotel rooms. Since June the hotel segment has given back all of the first quarter gains and is now in negative territory through the end of August.

The Fund maintained its overweight position in the office segment throughout the fiscal year, which helped the relative performance for the period. At August 31, 1999, the Fund held 28.3% in office REITs versus the benchmark weight of 24.3%. In addition, the office segment holdings, those focused on the downtown markets such as Boston Properties, Spieker Properties, and Equity Office Properties, were the strongest performers in the group. The Fund also benefited greatly from its underweight to the retail real estate segment. As of August 31, 1999, the Fund held 18.5% in the retail segment versus the Wilshire REIT Index weight of 25.7%. This segment performed very poorly during the period due to investor concerns relative to the effect e-commerce would have on traditional real estate based retailers.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

Equity Office Properties Trust                   5.7%
Apartment Investment &
  Management Co. Class A                         5.0
Avalonbay Communities, Inc.                      4.9
SL Green Realty Corp.                            4.7
Archstone Communities Trust                      4.7
Simon Property Group, Inc.                       4.4
Spieker Properties, Inc.                         4.4
Alexandria Real Estate Equities, Inc.            4.1
Equity Residential Properties Trust              4.0
MeriStar Hospitality Corp.                       3.9

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on May 1, 1998. Index comparison also began May 1, 1998.

** The Wilshire REIT Index is a market capitalization-weighted index comprised of publicly traded Real Estate Investment Trusts (REITs). No special purpose or healthcare REITs are included. The index is rebalanced monthly and reconstituted quarterly.

*** The Standard & Poor's(R) REIT Composite Index is capitalization-weighted index of 100 stocks designed to measure the performance of Real Estate Investment Trusts, commonly know as REITs. The Index was developed with a base value of 100 as of December 31, 1996.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Tuckerman Active REIT Fund (formerly SSgA Real Estate Equity Fund)(the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets and the financial highlights for the fiscal year then ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Tuckerman Active REIT Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                          Market
                                                            Number         Value
                                                              of           (000)
                                                            Shares           $
                                                            ------        ------
Common Stocks (a) - 99.5%
Apartment - 24.5%
Apartment Investment & Management Co. Class A                56,600        2,321
Archstone Communities Trust                                 100,700        2,152
Avalonbay Communities, Inc.                                  64,600        2,277
Equity Residential Properties Trust                          41,700        1,835
Essex Property Trust, Inc.                                   16,200          569
Smith (Charles E.) Residential Realty, Inc.                  25,600          878
Sun Communities, Inc.                                        31,400        1,123
                                                                         -------
                                                                          11,155
                                                                         -------

Hotels/Leisure - 8.5%
FelCor Lodging Trust, Inc.                                   62,200        1,116
Host Marriott Corp.                                         118,700        1,098
Sunstone Hotel Investors, Inc.                              184,300        1,659
                                                                         -------
                                                                           3,873
                                                                         -------

Leasing - 10.1%
Captec Net Lease Realty, Inc.                                87,400        1,000
Glenborough Realty Trust, Inc.                              102,800        1,780
MeriStar Hospitality Corp.                                  106,900        1,804
                                                                         -------
                                                                           4,584
                                                                         -------

Office/Industrial - 37.9%
Alexandria Real Estate Equities, Inc.                        64,200        1,882
Boston Properties, Inc.                                      49,200        1,639
Brandywine Realty Trust                                      64,200        1,152
CenterPoint Properties Corp.                                  5,300          178
Cornerstone Properties, Inc.                                 18,000          287
Corporate Office Properties Trust                            73,000          602
Cousins Properties, Inc.                                     21,300          764
Crescent Real Estate Equities, Inc.                          10,600          220
Duke Realty Investments, Inc.                                79,798        1,790
Equity Office Properties Trust                              102,200        2,612
First Industrial Realty Trust, Inc.                          28,600          733
Mack-Cali Realty Corp.                                       14,700          417
ProLogis Trust                                               37,100          728
SL Green Realty Corp.                                       105,200        2,189
Spieker Properties, Inc.                                     52,900        2,024
                                                                         -------
                                                                          17,217
                                                                         -------

Outlet Centers - 3.2%
Chelsea GCA Realty, Inc.                                     43,300        1,472
                                                                         -------

Regional Malls - 7.0%
CBL & Associates Properties, Inc.                            46,400        1,154
Simon Property Group, Inc.                                   80,300        2,048
                                                                         -------
                                                                           3,202
                                                                         -------

Self Storage - 2.0%
Storage USA, Inc.                                            31,600          914
                                                                         -------

Shopping Center - 6.3%
Equity One, Inc.                                             30,800          331
Kimco Realty Corp.                                           42,800        1,594
Realty Income Corp.                                          17,700          420
Weingarten Realty Investors                                  12,700          504
                                                                         -------
                                                                           2,849
                                                                         -------

Total Common Stocks
(cost $45,819)                                                            45,266
                                                                         -------


                                                                 Annual Report 9

SSgA
Tuckerman Active REIT Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                           Principal     Market
                                                             Amount       Value
                                                             (000)        (000)
                                                               $            $
                                                           ---------     ------
Short-Term Investments - 2.0%
AIM Short Term Investment Prime Portfolio (b)                  926          926
Federated Investors Prime Cash Obligations Fund (b)              1            1
                                                                        -------

Total Short-Term Investments
(cost $927)                                                                 927
                                                                        -------

Total Investments - 101.5%
(identified cost $46,746)                                                46,193

Other Assets and Liabilities,
Net - (1.5%)                                                               (665)
                                                                        -------

Net Assets - 100.0%                                                      45,528
                                                                        =======

(a)   All common stocks held are Real Estate Investment Trusts (REITs).
(b)   At cost, which approximates market.

See the accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
Tuckerman Active REIT Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $46,746) ...........................................    $   46,193
Receivables:
   Dividends ..............................................................................            15
   Fund shares sold .......................................................................            45
Deferred organization expenses ............................................................             1
Prepaid expenses ..........................................................................            11
Short-term investments held as collateral for securities loaned, at market ................         6,280
                                                                                               ----------

      Total Assets ........................................................................        52,545

Liabilities
Payables:
   Investments purchased ....................................................    $      486
   Fund shares redeemed .....................................................           176
   Accrued fees to affiliates ...............................................            49
   Other accrued expenses ...................................................            26
Payable upon return of securities loaned, at market .........................         6,280
                                                                                 ----------

      Total Liabilities ...................................................................         7,017
                                                                                               ----------

Net Assets ................................................................................    $   45,528
                                                                                               ==========

Net Assets Consist of:
Undistributed net investment income .......................................................    $      149
Accumulated net realized gain (loss) ......................................................        (3,618)
Unrealized appreciation (depreciation) on investments .....................................          (553)
Shares of beneficial interest .............................................................             6
Additional paid-in capital ................................................................        49,544
                                                                                               ----------

Net Assets ................................................................................    $   45,528
                                                                                               ==========

Net Asset Value, offering and redemption price per share:
   ($45,528,417 divided by 5,634,451 shares of $.001 par value
      shares of beneficial interest outstanding) ..........................................    $     8.08
                                                                                               ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Tuckerman Active REIT Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Dividends ......................................................................      $   2,595
   Interest .......................................................................             13
                                                                                         ---------

      Total Investment Income .....................................................          2,608

Expenses
   Advisory fees ....................................................     $     234
   Administrative fees ..............................................            11
   Custodian fees ...................................................            22
   Distribution fees ................................................            17
   Transfer agent fees ..............................................            26
   Professional fees ................................................            14
   Registration fees ................................................            37
   Shareholder servicing fees .......................................            11
   Trustees' fees ...................................................             1
   Miscellaneous ....................................................            20
                                                                          ---------

   Expenses before reductions .......................................           393
   Expense reductions ...............................................           (33)
                                                                          ---------

      Expenses, net ...............................................................            360
                                                                                         ---------

Net investment income .............................................................          2,248
                                                                                         ---------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ...........................................         (3,566)
Net change in unrealized appreciation (depreciation) on investments ...............          3,593
                                                                                         ---------

Net realized and unrealized gain (loss) ...........................................             27
                                                                                         ---------

Net increase (decrease) in net assets resulting from operations ...................      $   2,275
                                                                                         =========

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Tuckerman Active REIT Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                               1999          1998*
                                                                            ----------    ----------
Increase (Decrease) in Net Assets
Operations
   Net investment income ................................................   $    2,248    $      340
   Net realized gain (loss) .............................................       (3,566)          (52)
   Net change in unrealized appreciation (depreciation) .................        3,593        (4,146)
                                                                            ----------    ----------

      Net increase (decrease) in net assets resulting from operations ...        2,275        (3,858)
                                                                            ----------    ----------

Distributions
   From net investment income ...........................................       (2,374)          (74)
                                                                            ----------    ----------

Share Transactions
   Net increase (decrease) in net assets from share transactions ........       27,169        22,390
                                                                            ----------    ----------

Total Net Increase (Decrease) in Net Assets .............................       27,070        18,458

Net Assets
   Beginning of period ..................................................       18,458            --
                                                                            ----------    ----------
   End of period (including undistributed net investment income of
      $149 and $266, respectively) ......................................   $   45,528    $   18,458
                                                                            ==========    ==========

* For the period May 1, 1998 (commencement of operations) to August 31, 1998.

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Tuckerman Active REIT Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                          Fiscal Years Ended
                                                              August 31,
                                                      -------------------------
                                                         1999           1998*
                                                      ----------     ----------
Net Asset Value, Beginning of Period .............    $     8.17     $    10.00
                                                      ----------     ----------

Income From Operations
   Net investment income (a) .....................           .50            .15
   Net realized and unrealized gain (loss) .......          (.01)         (1.94)
                                                      ----------     ----------

      Total Income From Operations ...............           .49          (1.79)
                                                      ----------     ----------

Distributions
   From net investment income ....................          (.58)          (.04)
                                                      ----------     ----------

Net Asset Value, End of Period ...................    $     8.08     $     8.17
                                                      ==========     ==========

Total Return (%)(b) ..............................          6.09         (17.99)

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ....        45,528         18,458

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ................          1.00           1.00
      Operating expenses, gross (d) ..............          1.09           1.38
      Net investment income ......................          6.25           5.21

   Portfolio turnover rate (%)(c) ................         60.13          17.36

*     For the period May 1, 1998 (commencement of operations) to August 31,
      1998.
(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1998 are annualized.
(d)   See Note 4 for current period amounts.


14 Annual Report

SSgA
Tuckerman Active REIT Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Tuckerman Active REIT Fund (formerly SSgA Real Estate Equity
      Fund)(the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


                                                                Annual Report 15

SSgA
Tuckerman Active REIT Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1999, the Fund had a net tax basis capital loss carryover of $471,979 which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2007. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $3,132,796 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in fiscal year 2000.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                             Net Unrealized
            Federal Tax      Unrealized       Unrealized      Appreciation
                Cost        Appreciation    (Depreciation)   (Depreciation)
            -----------     ------------    -------------    -------------
            $46,759,550     $  1,871,450    $  (2,438,095)   $    (566,645)

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments, aggregated to $48,521,702 and $21,194,877, respectively.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.


16 Annual Report

SSgA
Tuckerman Active REIT Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $5,994,007 and $6,279,920, respectively. The Fund recorded securities lending income of $8,805 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .65% of its average daily net assets. The Adviser voluntarily agreed to waive up to the full amount of its Advisery fee to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $689 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and
      (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 5% for the period May 1, 1998 to December 31, 1998, and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.


                                                                Annual Report 17

SSgA
Tuckerman Active REIT Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may have entered into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year August 31, 1999, the Fund was charged shareholder servicing expenses of $8,993, $1,058, and $1,013 by the Adviser, SSBSI, and Commercial Banking, respectively. The Fund did not incur any expenses from RIS and Solutions during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $7,292 for the year ended August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.


18 Annual Report

SSgA
Tuckerman Active REIT Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                     $  40,966
            Administration fees                   1,208
            Custodian fees                        1,421
            Distribution fees                       216
            Shareholder servicing fees            1,183
            Transfer agent fees                   3,765
            Trustees' fees                           75
                                              ---------
                                              $  48,834
                                              =========

      Beneficial Interest: As of August 31, 1999, two shareholders (who are also affiliates of the Investment Company) were record owners of approximately 29%, and 11%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                                    For the Period May 1, 1998
                                                             Fiscal Year Ended     (Commencement of Operations)
                                                              August 31, 1999           to August 31, 1998
                                                         ------------------------    ------------------------
                                                           Shares        Dollars       Shares       Dollars
                                                         ----------    ----------    ----------    ----------
      Proceeds from shares sold ......................        3,647    $   29,401         2,260    $   22,403
      Proceeds from reinvestment of distributions ....          139         1,135             4            34
      Payments for shares redeemed ...................         (411)       (3,367)           (5)          (47)
                                                         ----------    ----------    ----------    ----------

      Total net increase (decrease) ..................        3,375    $   27,169         2,259    $   22,390
                                                         ==========    ==========    ==========    ==========

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of it's net assets under the agreement. The Fund did not have any drawdowns during the year.

7.    Dividends

      On September 1, 1999, the Board of Trustees declared a dividend of $.0249 from net investment income, payable on September 7, 1999 to shareholders of record on September 2, 1999.


                                                                Annual Report 19

SSgA
Tuckerman Active REIT Fund

                                      Matter Submitted to a Vote of Shareholders
                                                                 August 31, 1999

THE FOLLOWING MATTER WAS BROUGHT TO THE SHAREHOLDERS AS A PROXY VOTE.

The results of the vote accompany the description of the matter.

1. To approve a proposal to reclassify the Fund as a non-diversified investment company and to eliminate a fundamental Fund restriction regarding diversification.

      VOTE:

                                                                    Abstain
                                          For         Against       Non-Vote
                                     -------------    -------     -----------
      Tuckerman Active REIT Fund     5,009,549.172         --     554,659.072


20 Annual Report

SSgA Tuckerman Active REIT Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
  Lynn L. Anderson, Chairman
  William L. Marshall
  Steven J. Mastrovich
  Patrick J. Riley
  Richard D. Shirk
  Bruce D. Taber
  Henry W. Todd

Officers
  Lynn L. Anderson, President, Treasurer and CEO
  Mark E. Swanson, Assistant Secretary, Assistant
    Treasurer and Principal Accounting Officer
  J. David Griswold, Vice President and Secretary
  Deedra S. Walkey, Assistant Secretary
  Rick J. Chase, Assistant Secretary
  Carla L. Anderson, Assistant Secretary

Investment Adviser
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171
  (800) 647-7327

Distributor
  Russell Fund Distributors, Inc.
  One International Place, 27th Floor
  Boston, Massachusetts 02110
  (800) 997-7327

Administrator
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

Legal Counsel
  Goodwin, Procter & Hoar LLP
  Exchange Place
  Boston, Massachusetts 02109

Independent Accountants
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110


                                                                Annual Report 21

                                  SSgA(R) Funds
                     International Growth Opportunities Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                                    Page

      Chairman's Letter.............................................   4

      Portfolio Management Discussion and Analysis..................   6

      Report of Independent Accountants.............................   8

      Financial Statements..........................................   9

      Financial Highlights..........................................  15

      Notes to Financial Statements.................................  16

      Tax Information...............................................  22

      Fund Management and Service Providers.........................  23

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA International Growth Opportunities Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Jeffrey Davis, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA International Growth Opportunities Fund since its inception in April 1998. Mr. Davis has been with State Street since November 1992, primarily involved in international and emerging markets investing, and worked closely with the International Finance Committee in launching emerging markets index funds. In early 1997, Mr. Davis left State Street to work for Schooner Asset Management, managing emerging market private equity and debt funds, and subsequently returned to State Street in December 1997 as chief investment strategist and manager of international global opportunities funds. There are three other portfolio managers working with Mr. Davis.


                                                                 Annual Report 5

SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide long-term capital growth by investing primarily in securities of foreign issuers.

Invests in: Securities of foreign issuers.

Strategy: The Fund will attempt to meet its objective through the active selection of equity securities through the fundamental analysis of companies and investment themes. Quantitative techniques and the use of securities other than common stock will be used primarily to control risk and to efficiently capture opportunities of investment themes. Investments will be made in, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index, and the Morgan Stanley Capital International Emerging Markets Free ("MSCI EMF") Index. The Fund's comparative benchmark, the Morgan Stanley Capital International All Country World Ex-US Index ("MSCI All Country World Ex-US") is comprised of the membership of the MSCI EAFE and the MSCI EMF Indices.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Dates          International Growth Opportunities Fund        MSCI  All Country World Ex-US **
Inception*                    $10,000                                     $10,000
  1998                         $8,420                                      $8,463
  1999                        $11,374                                     $11,054

================================================================================

Performance Review

For the fiscal year ended August 31, 1999, the SSgA International Growth Opportunities Fund gained 35.08%. This compares favorably with the MSCI All Country World Ex-US Index, which was up 30.66% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Fund's performance benefited from selection within core blue chip European companies and for maintaining its exposure in Asian securities as financial markets recovered. Additionally, the Fund's emphasis on companies connected with the development of telecommunications in the new integrated Europe has proven volatile, but profitable. The Fund benefited from exposure in Mannesmann, Telefonica, Vodaphone, Ericsson, British Telecom, and Nokia.

--------------------------------------------------------------------------------
SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
   Period Ended            Growth of           Total
     08/31/99               $10,000            Return
-------------------      ------------         --------
1 Year                   $     13,508          35.08%
Inception                $     11,374          10.13%+

--------------------------------------------------------------------------------
MSCI All Country World Ex-US
--------------------------------------------------------------------------------
   Period Ended            Growth of           Total
     08/31/99               $10,000            Return
-------------------      ------------         --------
1 Year                   $     13,066          30.66%
Inception                $     11,054           7.83%+

See related Notes on following page.


6 Annual Report

SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Market and Portfolio Highlights

The major contributor to the Fund's outstanding performance was its exposure to Asian securities. Issues such as Bank of Tokyo-Mitsubishi, Fuji Bank, Honda, and Singapore Airlines provided the Fund with strong gains in the period. Over the past twelve months, confidence has returned to many markets in which the Fund is invested, and foreign as well as domestic capital began returning to financial markets. While the strong competitive companies of Japan and the rest of Asia were beneficiaries of this recovery, the financial services in particular saw extraordinary returns. The enormous merger of Dai-Ichi Kangyo Bank, Industrial Bank of Japan, and Fuji Bank in August 1999, culminated a period of dramatic restructuring in Japan's banking industry. Additionally, a new surge in Internet-related business activity began sweeping through Asia. This includes early stage business restructuring to segregate data and voice technology, as well as startups focused on expanding the Internet "backbone" architecture throughout Asia. The Fund currently holds two issues related to this trend, NTT Data Corp. and Internet Initiative of Japan.

European returns have been far less impressive, as many of the core European economies experienced significant slowdown early in 1999. By August 1999, however, economic statistics in the UK, France, and Germany were all demonstrating evidence of a rebound.

While the new Euro currency was launched in January with little difficulty, the subsequent deteriorating valuation of the Euro relative to the dollar was a negative factor for the Fund. Fortunately, the Fund was well positioned in some of the major leaders of the new European economic landscape, particularly in the Telecommunications sector. Companies such as Mannesmann, Vodaphone, and Telefonica have been particularly strong performers for the Fund. The Manager is also seeing potential opportunities from Internet related businesses. This will allow the Fund the opportunity to expand from its emphasis in the telecom (or "connectivity") issues into more direct investing in companies which will be greatly advantaged in multiple industries from the new technology.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

NTT Data Corp.                                 3.1%
Takeda Chemical Industries                     3.0
Mannesmann AG - ADR                            2.7
Ericsson (LM) Telephone Co. Class B - ADR      2.7
Smithkline Beecham PLC - ADR                   2.7
Internet Initiative Japan, Inc. - ADR          2.7
Nokia Corp. - ADR                              2.5
Telefonica de Espana SA - ADR                  2.4
British Telecommunications PLC - ADR           2.4
Total Co. SA - ADR                             2.4

--------------------------------------------------------

                             ----------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on May 1, 1998. Index comparison also began May 1, 1998.

      The Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

** The Morgan Stanley Capital International All Country World Ex-US Index is a market capitalization-weighted index that tracks the daily price and total return performance of international common or ordinary shares in developed markets worldwide. The Index, which aims to capture 60% of the total market capitalization at both the participating country and industry level, includes securities domiciled in 22 development countries in Asia/Pacific, Europe and North America.

      The Morgan Stanley Capital International Emerging Markets Free Global Index is a market capitalization-weighted index that tracks the daily stock price and total return performance of unrestricted common stocks or ordinary shares of emerging markets domiciled in 22 countries generally open to foreign investment, in local currency and U.S. dollar terms. It aims to capture 60% of the total market capitalization at both the participating country and industry level.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA International Growth Opportunities Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets and the financial highlights for the fiscal year then ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
International Growth Opportunities Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                         Market
                                                        Number            Value
                                                          of              (000)
                                                        Shares              $
                                                      ---------          -------

Common Stocks - 99.0%
Australia - 1.9%
Telstra Corp., Ltd. NPV                                194,900             1,014
                                                                         -------

Canada - 2.2%
Newbridge Networks Corp. (a)                            42,200             1,157
                                                                         -------

Denmark - 3.0%
Royal Dutch Petroleum Co.                               14,610               904
Tele Danmark Class B - ADR                              25,420               715
                                                                         -------
                                                                           1,619
                                                                         -------

Finland - 2.5%
Nokia Corp. - ADR                                       15,860             1,322
                                                                         -------

France - 8.4%
Axa - ADR                                               19,940             1,249
Credit Lyonnais NPV (a)                                 36,200             1,111
Sodexho                                                  5,270               867
Total Co. SA - ADR                                      19,750             1,284
                                                                         -------
                                                                           4,511
                                                                         -------

Germany - 10.4%
Allianz AG (Regd)                                        2,130               562
Bayer AG - ADR                                          16,980               739
DaimlerChrysler AG                                       7,800               586
Mannesmann AG                                              900               138
Mannesmann AG - ADR                                      9,540             1,466
Muenchener Rueckversicherungs-
   Gesellschaft AG NPV                                   2,750               523
SAP AG - ADR                                            29,140               962
Volkswagen AG - ADR                                     47,090               568
                                                                         -------
                                                                           5,544
                                                                         -------

Ireland - 2.1%
Bord Telecom Eireann PLC (a)                            59,900               273
Jefferson Smurfit Group PLC                            292,000               831
                                                                         -------
                                                                           1,104
                                                                         -------
Italy - 5.3%
ENI SPA - ADR                                            7,160               433
Instituto Nazionale Delle
   Assicurazioni - ADR                                  29,740               721
Istituto Bancario San Paolo di
   Torino - ADR                                         30,973               830
Istituto Mobiliare Italiano SPA                         10,000               135
Unicredito Italiano                                    158,410               733
                                                                         -------
                                                                           2,852
                                                                         -------

Japan - 24.7%
Bank of Tokyo - Mitsubishi, Ltd.                         8,000               120
Bank of Tokyo - Mitsubishi, Ltd. -
   ADR                                                  76,240             1,191
Canon, Inc. - ADR                                       35,980             1,075
Fuji Bank, Ltd. (The) - ADR                             10,750             1,108
Honda Motor Co., Ltd.                                    3,000               121
Honda Motor Co., Ltd. - ADR                             15,140             1,227
Internet Initiative Japan, Inc. -
   ADR (a)                                              27,900             1,433
Matsushita Electric Industrial
   Co., Ltd.                                            45,000               889
NTT Data Corp.                                             168             1,629
NTT Mobile Communication Network,
   Inc. NPV                                                 19               316
NTT Mobile Communications Network,
   Inc. NPV New (a)                                         76             1,258
Sony Corp. - ADR                                         9,610             1,223
Takeda Chemical Industries                              32,000             1,610
                                                                         -------
                                                                          13,200
                                                                         -------

Netherlands - 6.3%
Koninklijke Ahold NV                                    23,500               843
Koninklijke KPN NV                                      19,800               888
Koninklijke (Royal) Philips Electronics
   NV NY Reg Share NPV (a)                               8,274               851


                                                                 Annual Report 9

SSgA
International Growth Opportunities Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                        Number            Value
                                                          of              (000)
                                                        Shares              $
                                                      ---------          -------

Royal Dutch Petroleum Co.                                2,100               129
United Pan-Europe Communications
   NV - ADR (a)                                         11,100               674
                                                                         -------
                                                                           3,385
                                                                         -------

Singapore - 1.8%
Singapore Airlines, Ltd. (Alien
   Market)                                             100,200               940
                                                                         -------

Spain - 3.3%
Endesa SA - ADR                                         21,950               442
Telefonica de Espana SA - ADR (a)                       26,902             1,296
                                                                         -------
                                                                           1,738
                                                                         -------

Sweden - 2.7%
Ericsson (LM) Telephone Co. Class
   B - ADR                                              44,520             1,447
                                                                         -------

Switzerland - 1.5%
Roche Holdings AG - ADR                                  5,640               652
Roche Holdings Genusscheine AG NPV                          11               128
                                                                         -------
                                                                             780
                                                                         -------

United Kingdom - 22.9%
AstraZeneca Group PLC - ADR                             16,470               649
Barclays PLC - ADR                                       7,090               835
BP Amoco PLC - ADR                                       9,597             1,076
British Petroleum Amoco Co. PLC                          6,700               124
British Telecom PLC                                      8,800               135
British Telecommunications PLC - ADR                     8,350             1,287
Diageo PLC - ADR                                        26,260             1,088
Elan Corp. PLC - ADR (a)                                33,420             1,072
HSBC Holdings PLC                                       97,727             1,211
Royal & Sun Alliance Insurance
   Group PLC (a)                                       137,490             1,145
Smithkline Beecham PLC - ADR                            22,550             1,438
Unilever PLC - ADR (a)                                  28,863             1,109
Vodafone Airtouch PLC - ADR                              4,720               946
Zeneca Group PLC                                         3,300               130
                                                                         -------
                                                                          12,245
                                                                         -------

Total Common Stocks
(cost $47,426)                                                            52,858
                                                                         -------

                                                       Principal
                                                         Amount
                                                         (000)
                                                           $
                                                       ---------
Short-Term Investments - 0.8%
United States - 0.8%
AIM Short Term Investment Prime
   Portfolio (b)                                           454               454
Federated Investors Prime Cash
   Obligations Fund (b)                                      1                 1
                                                                         -------

Total Short-Term Investments
(cost $455)                                                                  455
                                                                         -------

Total Investments - 99.8%
(identified cost $47,881)                                                 53,313

Other Assets and Liabilities,
Net - 0.2%                                                                   103
                                                                         -------

Net Assets - 100.0%                                                       53,416
                                                                         =======

(a)   Nonincome-producing security.
(b)   At cost, which approximates market.

Abbreviations:
ADR - American Depositary Receipt
NPV - No Par Value
NV - Nonvoting

See the accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
International Growth Opportunities Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                        % of              Value
Industrial Diversification                               Net              (000)
(Unaudited)                                            Assets               $
--------------------------------------------          --------           -------

Basic Industries                                           2.9             1,571
Capital Goods                                              3.0             1,604
Consumer Basics                                           16.3             8,718
Consumer Durables                                          8.7             4,614
Consumer Services                                          1.8               940
Energy                                                     8.2             4,394
Finance                                                   20.1            10,750
General Business                                           3.7             1,973
Miscellaneous                                              3.0             1,588
Technology                                                16.0             8,553
Utilities                                                 15.3             8,153
Short-Term Investments                                     0.8               455
                                                      --------           -------

Total Investments                                         99.8            53,313
Other Assets and Liabilities, Net                          0.2               103
                                                      --------           -------

Net Assets                                               100.0            53,416
                                                      ========           =======

                                                                         Market
                                                        % of              Value
Geographic Diversification                               Net              (000)
(Unaudited)                                            Assets               $
--------------------------------------------          --------           -------

Europe                                                    45.5            24,302
Japan                                                     24.7            13,200
United Kingdom                                            22.9            12,245
Pacific Basin                                              3.7             1,954
Canada                                                     2.2             1,157
Short-Term Investments                                     0.8               455
                                                      --------           -------

Total Investments                                         99.8            53,313
Other Assets and Liabilities, Net                          0.2               103
                                                      --------           -------

Net Assets                                               100.0            53,416
                                                      ========           =======

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
International Growth Opportunities Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $47,881) ....................................................        $   53,313
Foreign currency holdings (identified cost $810) ...................................................               820
Receivables:
   Dividends and interest ..........................................................................               100
   Investments sold ................................................................................                93
   Fund shares sold ................................................................................                43
Prepaid expenses ...................................................................................                11
Short-term investments held as collateral for securities loaned, at market .........................            14,003
                                                                                                            ----------

      Total Assets .................................................................................            68,383

Liabilities
Payables:
   Investments purchased .......................................................          $      815
   Fund shares redeemed ........................................................                  51
   Accrued fees to affiliates ..................................................                  64
   Other accrued expenses ......................................................                  34
Payable upon return of securities loaned, at market ............................              14,003
                                                                                          ----------

      Total Liabilities ............................................................................            14,967
                                                                                                            ----------

Net Assets .........................................................................................        $   53,416
                                                                                                            ==========

Net Assets Consist of:
Undistributed net investment income ................................................................        $      334
Accumulated net realized gain (loss) ...............................................................              (646)
Unrealized appreciation (depreciation) on investments ..............................................             5,432
Shares of beneficial interest ......................................................................                 5
Additional paid-in capital .........................................................................            48,291
                                                                                                            ----------

Net Assets .........................................................................................        $   53,416
                                                                                                            ==========

Net Asset Value, offering and redemption price per share:
   ($53,416,475 divided by 4,724,719 shares of $.001 par value
      shares of beneficial interest outstanding) ...................................................        $    11.31
                                                                                                            ==========

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
International Growth Opportunities Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Dividends (net of foreign taxes withheld of $82) ................................................        $      804
   Interest ........................................................................................                41
                                                                                                            ----------

      Total Investment Income ......................................................................               845

Expenses
   Advisory fees ...............................................................          $      281
   Administrative fees .........................................................                  26
   Custodian fees ..............................................................                  53
   Distribution fees ...........................................................                  19
   Transfer agent fees .........................................................                  24
   Professional fees ...........................................................                  20
   Registration fees ...........................................................                  36
   Shareholder servicing fees ..................................................                  12
   Trustees' fees ..............................................................                   1
   Miscellaneous ...............................................................                  16
                                                                                          ----------

   Expenses before reductions ..................................................                 488
   Expense reductions ..........................................................                 (76)
                                                                                          ----------

      Expenses, net ................................................................................               412
                                                                                                            ----------

Net investment income ..............................................................................               433
                                                                                                            ----------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments .................................................................                (610)
   Foreign currency-related transactions .......................................                 (40)             (650)
                                                                                          ----------

Net change in unrealized appreciation (depreciation) on investments ................................            10,342
                                                                                                            ----------

Net realized and unrealized gain (loss) ............................................................             9,692
                                                                                                            ----------

Net increase (decrease) in net assets resulting from operations ....................................        $   10,125
                                                                                                            ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
International Growth Opportunities Fund

Statement of Changes in Net Assets
Amounts in thousands

                                                                                    For the       For the Period
                                                                                  Fiscal Year       May 1, 1998*
                                                                                     Ended               to
                                                                                August 31, 1999   August 31, 1998
                                                                                ---------------   ---------------
Increase (Decrease) in Net Assets
Operations
   Net investment income ..................................................        $     433         $      80
   Net realized gain (loss) ...............................................             (650)              (35)
   Net change in unrealized appreciation (depreciation) ...................           10,342            (4,910)
                                                                                   ---------         ---------

      Net increase (decrease) in net assets resulting from operations .....           10,125            (4,865)
                                                                                   ---------         ---------

Distributions
   From net investment income .............................................             (140)               --
                                                                                   ---------         ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..........           20,465            27,831
                                                                                   ---------         ---------

Total Net Increase (Decrease) in Net Assets ...............................           30,450            22,966

Net Assets
   Beginning of period ....................................................           22,966                --
                                                                                   ---------         ---------
   End of period (including undistributed net investment income of
      $334 and $81, respectively) .........................................        $  53,416         $  22,966
                                                                                   =========         =========

*    Commencement of operations.

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
International Growth Opportunities Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                         Fiscal Years Ended
                                                             August 31,
                                                   ----------------------------
                                                      1999              1998*
                                                   ----------        ----------
Net Asset Value, Beginning of Period .........     $     8.42        $    10.00
                                                   ----------        ----------

Income From Operations
   Net investment income (a) .................            .11               .03
   Net realized and unrealized gain (loss) ...           2.83             (1.61)
                                                   ----------        ----------

      Total Income From Operations ...........           2.94             (1.58)
                                                   ----------        ----------

Distributions
   From net investment income ................           (.05)               --
                                                   ----------        ----------

Net Asset Value, End of Period ...............     $    11.31        $     8.42
                                                   ==========        ==========

Total Return (%)(b) ..........................          35.08            (15.80)

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands)          53,416            22,966

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ............           1.10              1.10
      Operating expenses, gross (d) ..........           1.30              1.66
      Net investment income ..................           1.16              1.27

   Portfolio turnover rate (%)(c) ............          39.19             17.24

*     For the period May 1, 1998 (commencement of operations) to August 31,
      1998.
(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1998 are annualized.
(d)   See Note 4 for current period amounts.


                                                                Annual Report 15

SSgA
International Growth Opportunities Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the Investment Company) is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA International Growth Opportunities Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


16 Annual Report

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1999, the Fund had a net tax basis capital loss carryover of $509,900, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2007. As permitted by tax regulations, the Fund intends to defer net realized capital and currency losses of $180,778 incurred from November 1, 1998 to August 31,1999, and treat them as arising in fiscal year 2000.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                              Net Unrealized
                              Unrealized       Unrealized      Appreciation
          Federal Tax Cost   Appreciation    (Depreciation)   (Depreciation)
          ----------------   ------------    --------------   --------------
            $47,881,327       $8,434,613      $(3,002,799)      $5,431,814

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in foreign denominated investments, passive foreign investment companies, foreign currency contracts and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the individual Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Deferred organization expenses: The Fund has incurred expenses in connection with its organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

      Foreign currency translations: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

      (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

      (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.


                                                                Annual Report 17

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

      It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates, from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

      Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

      The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

      Foreign currency exchange contracts: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

      Investment in international markets: Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


18 Annual Report

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments, aggregated to $34,843,462 and $14,412,558, respectively.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $13,606,375 and $14,002,765, respectively. The Fund recorded securities lending income of $45,029 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of its average daily net assets on an annual basis. As of August 31, 1999, the receivable due from the Adviser for expenses in excess of the expense cap has been netted against the Advisory fees payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $1,308 under these arrangements.


                                                                Annual Report 19

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all international funds: $0 up to and including $500 million - .07%, over $500 million to and including $1 billion - .06%, over $1 billion to and including $1.5 billion - .04%, over $1.5 billion - .03%, and (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 5%for the period May 1, 1998 to December 31, 1998, and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175%, to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $9,360, $488, $43, $2,703, and $187 by the Adviser, SSBSI, RIS Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will


20 Annual Report

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

           Advisory fees                        $    55,943
           Administration fees                        3,098
           Custodian fees                             1,155
           Distribution fees                            583
           Shareholder servicing fees                   810
           Transfer agent fees                        2,645
           Trustees' fees                                58
                                                -----------
                                                $    64,292
                                                ===========

      Beneficial Interest: As of August 31, 1999, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 10% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                     For the Period May 1, 1998
                                            Fiscal Year Ended       (Commencement of Operations)
                                             August 31, 1999             to August 31, 1998
                                        ------------------------    ----------------------------
                                          Shares        Dollars       Shares            Dollars
                                        ---------      ---------    ---------          ---------
Proceeds from shares sold .........         2,497      $  25,720        2,739          $  27,935
Proceeds from reinvestment of
   distributions ..................             5             43           --                 --
Payments for shares redeemed ......          (504)        (5,298)         (11)              (104)
                                        ---------      ---------    ---------          ---------
Total net increase (decrease) .....         1,998      $  20,465        2,728          $  27,831
                                        =========      =========    =========          =========

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the Aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of it's net assets under the agreement. The Fund did not have any drawdowns during the year.


                                                                Annual Report 21

SSgA
International Growth Opportunities Fund

                                                                 Tax Information
                                                     August 31, 1999 (Unaudited)

      The Fund paid foreign taxes of $81,567 and recognized $839,226 of foreign source income during the taxable year ended August 31, 1999. Pursuant to
      Section 853 of the Internal Revenue Code, the Fund designates $.0173 per share of foreign taxes paid and $.1776 of gross income earned from foreign sources in the taxable year ended August 31, 1999.

      Please consult a tax advisor for questions about federal or state income tax laws.


22 Annual Report

SSgA International Growth Opportunities Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 23

                                  SSgA(R) Funds
                              High Yield Bond Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  15

Notes to Financial Statements.................................  16

Fund Management and Service Providers.........................  21

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA High Yield Bond Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA High Yield Bond Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA High Yield Bond Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Bruce Walbridge, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA High Yield Bond Fund since its inception in May 1998. Mr. Walbridge has been with State Street since March 1987. Before joining the Fixed Income group in July 1993 as a credit analyst, Mr. Walbridge was an assistant portfolio manager in the International Equity group. Prior to the launch of the SSgA High Yield Bond Fund, he managed several domestic bond portfolios including the $4 billion Flagship Government/Corporate Bond Fund. Utilizing his credit analysis background, Mr. Walbridge's focus over the last four and a half years has been on corporate bond analysis and trading. There are three other portfolio managers working with Mr. Walbridge.


                                                                 Annual Report 5

SSgA High Yield Bond Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize total return by investing primarily in non investment grade corporate bonds.

Invests in: Primarily domestic, non-investment grade corporate bonds.

Strategy: Fund managers make investment decisions to seek excess returns above the Lehman Brothers High Yield Bond Index.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates      High Yield Bond Fund      Lehman Brothers High Yield Bond Index **
Inception*        $10,000                             $10,000
  1998             $9,941                              $9,569
  1999            $11,056                              $9,962
================================================================================

Performance Review

For the fiscal year ended August 31, 1999, the SSgA High Yield Bond Fund gained 11.21% versus 4.10% for the Lehman Brothers High Yield Bond Index. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Fund's outperformance versus the benchmark was due primarily to its ability to take advantage of the high yield market, which had not fully recovered from the third quarter 1998 sell off. This resulted in strong outperformance in fourth quarter 1998 and first quarter 1999. Superior sector allocation and security selection throughout the year also contributed.

The Fund's strategy is to invest in debt securities of companies that have strong management teams, assets that can be appropriately valued, and predictable capital requirements. Current sector allocations include an overweight in Energy,

--------------------------------------------------------------------------------
SSgA Intermediate Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     11,121        11.21%
Inception             $     11,056         7.82%+

--------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     10,410         4.10%
Inception             $      9,962        (0.29)%+

See related Notes on following page.


6 Annual Report

SSgA High Yield Bond Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Media and Telecommunications, neutral weight targets for Consumer Non-Cyclicals, Capital Goods, Utilities, and Basic Materials, and an underweight target to Consumer Cyclicals. The Fund's largest overweighting is in Telecommunications, which the Manager believes will continue to have a positive impact to performance on a long-term basis. Telecommunications is an attractive sector due to the growth in data traffic driven by the Internet, multimedia applications, and the need for network capacity. The Fund's tremendous performance over the last year was due in part to an avoidance of any distressed securities within the lowest quality segments, and as a result, the portfolio will remain underweight the lowest quality securities.

Market and Portfolio Highlights

The second half of 1998 was an extreme test for the capital markets. The Russian default in August, followed by the Long Term Capital Management crisis in October, created a liquidity crunch. The Federal Reserve responded with a reduction in short-term interest rates in October. The Fund's disciplined top down scoring model allowed the Manager to take a cautious approach to the market during this period. However, the model score had been weakening since July, and as a result, the Manager began upgrading the portfolio, maintaining a defensive posture on credit quality, sector and security. The Manager felt this approach was necessary until it was clear that the Federal Reserve easing would provide the capital markets and the economy the liquidity necessary to facilitate the sponsorship and price recovery in the high yield market.

The Fund has been nearly fully invested from October 1998 through August 31, 1999. The Manager's scoring model allowed the Fund to capture the market's shift towards a more positive sentiment in fourth quarter 1998. At that point, the Manager began positioning the Fund more aggressively. The resulting broader portfolio exposures include an increased weighting to single B-rated issues and deferred coupons, as well as an allocation to more cyclical sectors that benefit from the improving global economy and stronger high yield market. Specifically, the Fund moved its Basic Materials allocation from underweight to neutral in first quarter 1999, and moved its Energy allocation from neutral to overweight early in second quarter 1999.

The Fund was managed consistently with its objective to maximize total return by investing in fixed income securities, including those represented in the Lehman Brothers High Yield Bond Index. At August 31, 1999, the Fund's duration was 4.94 versus 4.76 for the Index.

--------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

NTL, Inc.                                     4.2%
Gulf Canada Resources, Ltd.                   4.0
Lear Corp.                                    3.2
Unisys Corp.                                  3.2
Verio, Inc.                                   3.0
Allied Waste North America                    2.8
KPNQwest BV                                   2.8
Rhythms Netconnections, Inc.                  2.7
NEXTLINK Communications, Inc.                 2.5
HS Resources, Inc.                            2.3

--------------------------------------------------------


                              --------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The High Yield Bond Fund commenced operations on May 5, 1998. Index comparisons began May 1, 1998.

** The Lehman Brothers High Yield Bond Index includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100 million, and at least 1 year to maturity; PIKs and Eurodollars are excluded.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA High Yield Bond Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets and the financial highlights for the fiscal year then ended and for the period May 5, 1998 (commencement of operations) to August 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
High Yield Bond Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                           Principal    Market
                                             Amount     Value
                                             (000)      (000)
                                               $          $
                                           ---------  ---------
Long-Term Investments - 92.3%
Corporate Bonds and Notes - 77.9%
Adelphia Communications Corp.
     9.875% due 03/01/07                         500        509
AK Steel Corp.
     7.875% due 02/15/09                         500        474
Allied Waste North America
     10.000% due 08/01/09                      1,000        967
Arco Chemical Co.
     9.900% due 11/01/00                         300        303
Bresnan Communications Group,
   L.L.C. Step Up Bond
   Zero Coupon due 02/01/09 (a)                  750        492
Canandaigua Brands, Inc.
     8.500% due 03/01/09                         500        473
Carmike Cinemas, Inc.
   Series B
     9.375% due 02/01/09                         250        231
Chancellor Media Corp.
     9.000% due 10/01/08                         500        499
     8.000% due 11/01/08                         250        239
Chattem, Inc.
   Series B
     8.875% due 04/01/08                         500        475
Citadel Broadcasting Co.
     9.250% due 11/15/08                         500        499
Classic Cable, Inc.
     9.375% due 08/01/09                         500        485
Concentra Operating Corp.
     13.000% due 08/15/09                        500        503
CSC Holdings, Inc.
     9.250% due 11/01/05                         600        630
Echostar DBS Corp.
     9.250% due 02/01/06                         500        493
Gentek, Inc.
     11.000% due 08/01/09                        500        510
Gulf Canada Resources, Ltd.
     9.250% due 01/15/04                         100        100
     9.625% due 07/01/05                         275        283
Harrahs Operating Co., Inc.
     7.875% due 12/15/05                         250        238
Hayes Lemmerz International, Inc.
     9.125% due 07/15/07                         350        347
HS Resources, Inc.
     9.250% due 11/15/06                         250        244
   Series B
     9.250% due 11/15/06                         550        543
Huntsman ICI Chemicals, Inc.
     10.125% due 07/01/09                        500        498
Insight Health Services
   Series B
     9.625% due 06/15/08                         500        470
Interep National Radio Sales, Inc.
   Series B
     10.000% due 07/01/08                        250        255
Intersil Corp.
     13.250% due 08/15/09                        500        508
Iron Mountain, Inc.
     8.750% due 09/30/09                         450        424
ITC Deltacom, Inc.
     9.750% due 11/15/08                         500        510
K. Hovnanian Enterprises
     9.125% due 05/01/09                         500        480
L-3 Communications Corp.
     8.500% due 05/15/08                         525        515
Lear Corp.
     7.960% due 05/15/05                         500        491
     9.500% due 07/15/06                         600        620


                                                                 Annual Report 9

SSgA
High Yield Bond Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                           Principal    Market
                                             Amount     Value
                                             (000)      (000)
                                               $          $
                                           ---------  ---------
Lenfest Communications, Inc.
     10.500% due 06/15/06                        250        287
Lyondell Chemical Co.
   Series A
     9.625% due 05/01/07                         250        249
McLeodUSA, Inc.
     8.125% due 02/15/09                         750        690
Metromedia Fiber Network, Inc.
   Series B
     10.000% due 11/15/08                        500        493
NCI Building Systems, Inc.
   Series B
     9.250% due 05/01/09                         250        243
NEXTLINK Communications, Inc.
   Step Up Bond
   Zero Coupon due 06/01/09 (a)                1,500        872
Nortek, Inc.
   Series B
     8.875% due 08/01/08                         500        508
NTL, Inc. Step Up Bond
   Series A
   Zero Coupon due 04/15/05 (a)                1,500      1,451
Packaging Corp. of America
     9.625% due 04/01/09                         750        759
PSINet, Inc.
     11.000% due 08/01/09                        500        494
Republic Technologies International
     13.750% due 07/15/09                        500        495
Rhythms Netconnections, Inc.
     12.750% due 04/15/09                      1,000        920
Santa Fe Snyder Corp.
     8.050% due 06/15/04                         500        492
Snyder Oil Corp.
     8.750% due 06/15/07                         500        494
Standard Pacific Corp.
     8.500% due 04/01/09                         500        466
Team Health, Inc.
     12.000% due 03/15/09                        500        510
Telecorp Pcs, Inc. Step Up Bond
   Zero Coupon due 04/15/09 (a)                  600        353
Unisys Corp.
     11.750% due 10/15/04                      1,000      1,103
Verio, Inc.
     11.250% due 12/01/08                      1,000      1,025
Vlasic Foods International, Inc.
     10.250% due 07/01/09                        500        465
Willis Corroon Corp.
     9.000% due 02/01/09                         500        471
                                                      ---------
                                                         27,148
                                                      ---------
Eurodollar Bonds - 7.3%
KPNQwest BV
     8.125% due 06/01/09                       1,000        950
Ono Finance PLC
     13.000% due 05/01/09                        500        530
Orange PLC
     9.000% due 06/01/09                         750        752
Telewest Communications PLC
   Step Up Bond
   Zero Coupon due 04/15/09 (a)                  500        304
                                                      ---------
                                                          2,536
                                                      ---------
Yankee Bonds - 7.1%
Gulf Canada Resources
     8.375% due 11/15/05                       1,000        978
Metronet Communications Corp.
   Step Up Bond
   Zero Coupon due 06/15/08 (a)                1,000        765
Tembec Industries, Inc.
     8.625% due 06/30/09                         250        244


10 Annual Report

SSgA
High Yield Bond Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                           Principal    Market
                                             Amount     Value
                                             (000)      (000)
                                               $          $
                                           ---------  ---------
Versatel Telecom International NV
     11.875% due 07/15/09                        500        479
                                                      ---------
                                                          2,466
                                                      ---------
Total Long-Term Investments
(cost $32,567)                                           32,150
                                                      ---------

                                           Number of
                                             Shares
                                           ---------
Preferred Stocks - 1.4%
Global Crossing Holdings, Ltd.                     5        504
                                                      ---------

Total Preferred Stocks
(cost $580)                                                 504
                                                      ---------

                                           Principal
                                             Amount
                                             (000)
                                               $
                                           ---------
Short-Term Investments - 4.9%
AIM Short-Term Investment Prime
   Portfolio Class A (b)                       1,286      1,286
Federated Investors Prime Cash
   Obligations Fund (b)                          153        153
Money Market Obligations Trust (b)                25         25
Weirton Steel Corp.
     10.875% due 10/15/99 (b)                    250        248
                                                      ---------

Total Short-Term Investments
(cost $1,712)                                             1,712
                                                      ---------

Total Investments - 98.6%
(identified cost $34,859)                                34,366

Other Assets and Liabilities,
Net - 1.4%                                                  481
                                                      ---------

Net Assets - 100.0%                                      34,847
                                                      =========

(a)   Adjustable or floating rate security.
(b)   At cost, which approximates market.

Abbreviations:
NV - Nonvoting


See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
High Yield Bond Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $34,859) ................................     $    34,366
Receivables:
   Dividends and interest ......................................................             672
   Fund shares sold ............................................................              53
Deferred organization expenses .................................................               4
Prepaid expenses ...............................................................              11
                                                                                     -----------

      Total Assets .............................................................          35,106

Liabilities
Payables:
   Fund shares redeemed .........................................    $       211
   Accrued fees to affiliates ...................................             23
   Other accrued expenses .......................................             25
                                                                     -----------

      Total Liabilities ........................................................             259
                                                                                     -----------

Net Assets .....................................................................     $    34,847
                                                                                     ===========

Net Assets Consist of:
Undistributed net investment income ............................................     $       649
Accumulated net realized gain (loss) ...........................................               1
Unrealized appreciation (depreciation) on investments ..........................            (493)
Shares of beneficial interest ..................................................               3
Additional paid-in capital .....................................................          34,687
                                                                                     -----------

Net Assets .....................................................................     $    34,847
                                                                                     ===========

Net Asset Value, offering and redemption price per share:
   ($34,847,225 divided by 3,377,618 shares of $.001 par value
      shares of beneficial interest outstanding) ...............................     $     10.32
                                                                                     ===========

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
High Yield Bond Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Interest ...............................................................................    $     1,725
   Dividends ..............................................................................             89
                                                                                               -----------

      Total Investment Income .............................................................          1,814

Expenses
   Advisory fees ...........................................................    $        63
   Administrative fees .....................................................              7
   Custodian fees ..........................................................             15
   Distribution fees .......................................................             13
   Transfer agent fees .....................................................             22
   Professional fees .......................................................             13
   Registration fees .......................................................             36
   Shareholder servicing fees ..............................................              5
   Trustees' fees ..........................................................              1
   Amortization of deferred organization expenses ..........................              1
   Miscellaneous ...........................................................              6
                                                                                -----------

   Expenses before reductions ..............................................            182
   Expense reductions ......................................................            (45)
                                                                                -----------

      Expenses, net .......................................................................            137
                                                                                               -----------

Net investment income .....................................................................          1,677
                                                                                               -----------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ...................................................              9
Net change in unrealized appreciation (depreciation) on investments .......................           (158)
                                                                                               -----------

Net realized and unrealized gain (loss) ...................................................           (149)
                                                                                               -----------

Net increase (decrease) in net assets resulting from operations ...........................    $     1,528
                                                                                               ===========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
High Yield Bond Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                         1999          1998
                                                                     -----------    -----------
Increase (Decrease) in Net Assets
Operations
   Net investment income .........................................   $     1,677    $       193
   Net realized gain (loss) ......................................             9             (7)
   Net change in unrealized appreciation (depreciation) ..........          (158)          (335)
                                                                     -----------    -----------

      Net increase (decrease) in net assets resulting from
         operations ..............................................         1,528           (149)
                                                                     -----------    -----------

Distributions
   From net investment income ....................................        (1,196)           (25)
   From net realized gain on investments .........................            (1)            --
                                                                     -----------    -----------

      Net decrease from distributions ............................        (1,197)           (25)
                                                                     -----------    -----------

Share Transactions
   Net increase (decrease) in net assets from share transactions .        22,608         12,082
                                                                     -----------    -----------

Total Net Increase (Decrease) in Net Assets ......................        22,939         11,908

Net Assets
   Beginning of period ...........................................        11,908             --
                                                                     -----------    -----------
   End of period (including undistributed net investment income of
      $649 and $168, respectively) ...............................   $    34,847    $    11,908
                                                                     ===========    ===========

*     For the period May 5, 1998 (commencement of operations) to August 31,
      1998.

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
High Yield Bond Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                         Fiscal Years Ended
                                                              August 31,
                                                       ------------------------
                                                          1999          1998
                                                       ----------    ----------
Net Asset Value, Beginning of Period ...............   $     9.90    $    10.00
                                                       ----------    ----------

Income From Operations
   Net investment income (a) .......................          .78           .18
   Net realized and unrealized gain (loss) .........          .30          (.24)
                                                       ----------    ----------

      Total Income From Operations .................         1.08          (.06)
                                                       ----------    ----------

Distributions
   From net investment income ......................         (.66)         (.04)
                                                       ----------    ----------

Net Asset Value, End of Period .....................   $    10.32    $     9.90
                                                       ==========    ==========

Total Return (%)(b) ................................        11.21          (.59)

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ......       34,847        11,908

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ..................          .65           .65
      Operating expenses, gross (d) ................          .87          1.66
      Net investment income ........................         7.97          6.38

   Portfolio turnover rate (%)(e) ..................       234.31        173.64

*     For the period May 5, 1998 (commencement of operations) to August 31,
      1998.
(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1998 are annualized.
(d)   See Note 4 for current period amounts.
(e) The ratio for the period ended August 31, 1998 has not been annualized due to the Fund's short period of operation.


                                                                Annual Report 15

SSgA
High Yield Bond Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA High Yield Bond Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price.

      Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.


16 Annual Report

SSgA
High Yield Bond Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                                Net Unrealized
            Federal Tax       Unrealized        Unrealized       Appreciation
               Cost          Appreciation     (Depreciation)    (Depreciation)
            -----------      ------------     --------------    --------------
            $34,859,158      $    303,995     $    (797,491)    $    (493,496)

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount, mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Deferred organization expenses: The Fund incurred expenses in connection with its organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $55,918,818 and $31,570,775, respectively.

      For the year ended August 31, 1999, purchases and sales of US Government and Agency obligations, excluding short-term investments, aggregated to $13,220,855 and $15,260,347, respectively.


                                                                Annual Report 17

SSgA
High Yield Bond Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, there were no outstanding securities on loan.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $2,190 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and (ii) less an amount equal to the sum of


18 Annual Report

SSgA
High Yield Bond Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 5% for the period May 5, 1998 to December 31, 1998, and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $4,600, $107 and $114 by the Adviser, SSBSI and Commercial Banking. The Fund did not incur any expenses from RIS or Solutions during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.


                                                                Annual Report 19

SSgA
High Yield Bond Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                 $   16,729
            Administration fees                  924
            Custodian fees                     2,096
            Distribution fees                     70
            Shareholder servicing fees           606
            Transfer agent fees                2,405
            Trustees' fees                        94
                                          ----------
                                          $   22,924
                                          ==========

      Beneficial Interest: As of August 31, 1999, one shareholder (who is also a series of the Investment Company) was a record owner of approximately 13% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                                  For the Period May 5, 1998
                                                     Fiscal Year Ended           (Commencement of Operations)
                                                      August 31, 1999                  to August 31, 1998
                                              ------------------------------     -----------------------------
                                                 Shares            Dollars          Shares           Dollars
                                              ------------      ------------     ------------     ------------
Proceeds from shares sold....................        2,289      $     23,775            1,215     $     12,208
Proceeds from reinvestment of distributions..           13               131               --               --
Payments for shares redeemed.................         (127)           (1,298)             (12)            (126)
                                              ------------      ------------     ------------     ------------
Total net increase (decrease)................        2,175      $     22,608            1,203     $     12,082
                                              ============      ============     ============     ============

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of it's net assets under the agreement. The Fund did not have any drawdowns during the year.

7.    Dividends

      On September 1, 1999, the Board of Trustees declared a dividend of $.1920 from net investment income, payable on September 7, 1999 to shareholders of record on September 2, 1999.


20 Annual Report

SSgA High Yield Bond Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 21

                                  SSgA(R) Funds
                               Special Equity Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  14

Notes to Financial Statements.................................  15

Fund Management and Service Providers.........................  20

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Special Equity Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Special Equity Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Special Equity Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Guy Scott, CFA, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Special Equity Fund since April 1999. Prior to joining SSgA, Mr. Scott was a Senior Vice President and portfolio manager at The Boston Company. While there, he served on the Investment Policy Committee and had direct responsibility for managing mutual funds, including small capitalization portfolios, and over $1 billion in institutional accounts. He was also a founder and Managing Director of Frontier Capital Management Company. He moved to the Boston area in 1978 to join Putnam Advisory Company as a Senior Portfolio Manager and a member of their Investment Policy Committee. He has been highlighted in Barron's Business Journal for his capabilities as a Small Capitalization Equity Manager. Prior to entering the financial industry, he served as a Captain in the United States Marine Corps. Mr. Scott received an MBA as well as a BS with honors from the University of Wisconsin. There are seven other portfolio managers working with Mr. Scott.


                                                                 Annual Report 5

SSgA Special Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: The SSgA Special Equity Fund seeks to maximize total return through investments in mid- and small capitalization US equity securities.

Invests in: Mid- and small capitalization US equity securities.

Strategy: Effective April 30, 1999, the Fund changed its investment approach from a quantitative to a fundamental focus. The Fund now attempts to meet its objective through the active selection of equity securities through the fundamental analysis of companies and investment themes. Using both qualitative research and quantitative screens, we identify a universe of quality small cap stocks with superior long-term growth prospects, which are trading at reasonable valuations. After assessing the prospects for each sector, we select those stocks positioned to outperform, diversifying as far as possible without diluting the opportunities for significant returns. Stocks are selected on a number of qualitative factors including earnings acceleration, balance sheet fundamentals, strong growth and consistency of earnings, competitive advantage and superior management.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates       Special Equity Fund        Russell Special Small Company Index **
Inception*          $10,000                              $10,000
   1998              $7,170                               $7,345
   1999              $9,182                              $10,113
================================================================================

--------------------------------------------------------------------------------
SSgA Special Equity Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     12,806         28.06%
Inception             $      9,182         (6.20)%+

--------------------------------------------------------------------------------
Russell Special Small Company Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/99             $10,000          Return
--------------        ------------        -------
1 Year                $     13,768         37.68%
Inception             $     10,113          0.85%+

See related Notes on following page.


6 Annual Report

SSgA Special Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Performance Review

For the fiscal year ended August 31, 1999 the SSgA Special Equity Fund gained 28.06%. This compares with the Russell Special Small Company Index (RSMALL), which posted a gain of 37.68% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The greatest impact on the Fund's performance during the period is attributable to overweighting in both the Communication and the Health Care sectors, as well as favorable stock selection. At fiscal year end, over 30% of the portfolio was invested in Communication issues (versus a benchmark weight of 17%) and over 10% in Health Care stocks (as compared to the benchmark weight of 7.4%). To a lesser extent, the Fund also benefited from an overweighting in the Energy sector (10.6% at August 31, 1999, versus 3.9% for the benchmark) and an underweighting in the Financial Service sector (5.1% as compared to 15.4% for the benchmark), with the latter generating a negative return during the last four months of the year. Conversely, as a result of its quantitative approach, the Fund suffered early in the period from an underweight in the outperforming Technology sector, and in particular, new Internet-related issues. This underweight exposure was largely corrected by fiscal year-end, with the Fund's allocation at 19.1% versus the benchmark weight of 19.8%.

Market and Portfolio Highlights

The small cap market rallied during 1999, with the RSMALL Index returning 37.68% for the twelve month period ended August 31, 1999. This compares with the S&P 500(R) Index results of 39.84% for the same period. To compare, at December 31, 1998, the annual return for the RSMALL Index was 7.28%, versus 28.6% for the S&P 500 Index, illustrating the recovery of the small cap market during 1999. Throughout the year there the market has experienced a significant sector rotation. While growth-related sectors were favored through late 1998, value orientated stocks led the market in April 1999, as investors capitalized on the attractive valuations in this neglected segment of the market. Three sectors that have helped in adding value to the Fund since April were Communications, Energy, and Health Care. These sectors posted modest yet strong absolute returns of 48.5% and 40.7%, and 39.5%, respectively. The market was very narrow late in 1998 into 1999, with very few stocks (primarily Internet issues) driving the bulk of returns.

For the fiscal year ended August 31, 1999, the SSgA Special Equity Fund held 45 stocks with a weighted average market capitalization of $3.2 billion. The Fund has portfolio characteristics in line with the RSMALL Index, reflecting the risk-controlled nature of the investment process. As the Fund's objective is achieved through active fundamental stock selection, the portfolio will seek to be fully invested at all times.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 1999
--------------------------------------------------------

IDEC Pharmaceuticals Corp.                      4.3%
Exodus Communications, Inc.                     3.8
Allegiance Telecom, Inc.                        3.4
Biogen, Inc.                                    3.3
Micromuse, Inc.                                 3.3
VoiceStream Wireless Corp. NPV                  3.1
Western Wireless Corp. NPV Class A              3.0
MedImmune, Inc.                                 2.9
Phone.com, Inc.                                 2.8
Conexant Systems, Inc.                          2.8

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on May 1, 1998. Index comparison also began May 1, 1998.

** The Russell Special Small Company Index (the RSMALL Index) is defined as the Russell 3000(R) Index minus the S&P 500(R) Index. Approximately 40% of the RSMALL Index is comprised of the small cap stocks, while the remaining 60% are mid-cap issues.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Special Equity Fund (the "Fund") at August 31, 1999, the results of its operations for the fiscal year then ended and the changes in its net assets and the financial highlights for the fiscal year then ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Special Equity Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                          Market
                                                            Number         Value
                                                              of           (000)
                                                            Shares           $
                                                            ------        ------
Common Stocks - 90.2%
Basic Industries - 4.2%
Smurfit-Stone Container Corp. (a)                           10,000           211
Steel Dynamics, Inc. (a)                                    13,000           233
                                                                          ------
                                                                             444
                                                                          ------

Consumer Basics - 11.5%
Biogen, Inc. (a)                                             4,500           345
Corn Products International, Inc.                            4,000           130
IDEC Pharmaceuticals Corp. (a)                               3,500           445
MedImmune, Inc. (a)                                          2,900           299
                                                                          ------
                                                                           1,219
                                                                          ------

Consumer Durables - 3.6%
Lear Corp. (a)                                               3,000           121
Linens 'N Things, Inc. (a)                                   4,200           144
Tower Automotive, Inc. (a)                                   6,000           120
                                                                          ------
                                                                             385
                                                                          ------

Consumer Non-Durables - 0.9%
Action Performance Companies, Inc. (a)                       4,000            99
                                                                          ------

Consumer Services - 2.0%
Atlas Air, Inc. (a)                                          8,000           218
                                                                          ------

Energy - 10.6%
Apache Corp.                                                 6,000           273
Barrett Resources Corp. (a)                                  6,000           216
Marine Drilling Co, Inc. (a)                                12,000           191
Smith International, Inc.  (a)                               5,000           233
Union Pacific Resources Group, Inc.                         12,000           215
                                                                          ------
                                                                           1,128
                                                                          ------

Finance - 2.8%
First Tennessee National Corp.                               4,000           128
U.S. Trust Corp.                                             2,000           166
                                                                          ------
                                                                             294
                                                                          ------

General Business - 5.4%
Adelphia Communications Corp. (a)                            4,000           249
TV Guide, Inc. Class A (a)                                   3,500            97
USA Networks, Inc. (a)                                       5,000           224
                                                                          ------
                                                                             570
                                                                          ------

Miscellaneous - 1.2%
Alexandria Real Estate Equities, Inc.                        4,500           132
                                                                          ------

Shelter - 1.6%
Southdown, Inc.                                              3,300           167
                                                                          ------

Technology - 27.9%
Alliant Techsystems, Inc.  (a)                               1,700           124
Conexant Systems, Inc. (a)                                   4,000           288
Digex, Inc. (a)                                              7,500           250
Exodus Communications, Inc. (a)                              5,000           401
General Motors Corp. Class H (a)                             3,400           175
Legato Systems, Inc. (a)                                     6,000           258
Micromuse, Inc. (a)                                          6,000           342
New Era of Networks, Inc. (a)                               10,000           168
Phone.com, Inc. (a)                                          2,500           295
Rational Software Corp. New (a)                              8,500           230
Research in Motion, Ltd. NPV (a)                             5,500           164
Vitesse Semiconductor Corp. (a)                              3,900           264
                                                                          ------
                                                                           2,959
                                                                          ------

Transportation - 2.1%
Teekay Shipping Corp.                                       13,000           222
                                                                          ------


                                                                 Annual Report 9

SSgA
Special Equity Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                          Market
                                                            Number         Value
                                                              of           (000)
                                                            Shares           $
                                                            ------        ------
Utilities - 16.4%
Allegiance Telecom, Inc. (a)                                 6,000           359
Globalstar Telecommunications, Ltd. (a)                     10,000           255
ITC^DeltaCom, Inc. (a)                                       7,800           205
Teligent, Inc. Class A (a)                                   4,500           281
VoiceStream Wireless Corp. NPV (a)                           8,000           328
Western Wireless Corp. NPV Class A (a)                       8,000           310
                                                                          ------
                                                                           1,738
                                                                          ------

Total Common Stocks
(cost $8,508)                                                              9,575
                                                                          ------

                                                            Principal     Market
                                                              Amount       Value
                                                              (000)        (000)
                                                                $            $
                                                            ---------     ------
Short-Term Investments - 8.0%
AIM Short-Term Investment Prime Portfolio (b)                  436           436
Federated Investors Prime Cash Obligations Fund (b)            420           420
                                                                          ------

Total Short-Term Investments
(cost $856)                                                                  856
                                                                          ------

Total Investments - 98.2%
(identified cost $9,364)                                                  10,431

Other Assets and Liabilities,
Net - 1.8%                                                                   190
                                                                          ------

Net Assets - 100.0%                                                       10,621
                                                                          ======

(a)   Nonincome-producing security.
(b)   At cost, which approximates market.

Abbreviations:
NPV - No Par Value

See the accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
Special Equity Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $9,364) .........................................     $ 10,431
Receivables:
   Dividends ...........................................................................            5
   Investments sold ....................................................................          221
   Fund shares sold ....................................................................           32
Deferred organization expenses .........................................................            1
Prepaid expenses .......................................................................           12
Short-term investments held as collateral for securities loaned, at market .............        2,755
                                                                                             --------

      Total Assets .....................................................................       13,457

Liabilities
Payables:
   Investments purchased .................................................      $     55
   Accrued fees to affiliates ............................................             9
   Other accrued expenses ................................................            17
Payable upon return of securities loaned, at market ......................         2,755
                                                                                --------

      Total Liabilities ................................................................        2,836
                                                                                             --------

Net Assets .............................................................................     $ 10,621
                                                                                             ========

Net Assets Consist of:
Accumulated net realized gain (loss) ...................................................     $ (2,973)
Unrealized appreciation (depreciation) on investments ..................................        1,067
Shares of beneficial interest ..........................................................            1
Additional paid-in capital .............................................................       12,526
                                                                                             --------

Net Assets .............................................................................     $ 10,621
                                                                                             ========

Net Asset Value, offering and redemption price per share:
   ($10,620,914 divided by 1,158,690 shares of $.001 par value
      shares of beneficial interest outstanding) .......................................     $   9.17
                                                                                             ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Special Equity Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 1999

Investment Income
   Dividends ..................................................................     $     143
   Interest ...................................................................            20
                                                                                    ---------

      Total Investment Income .................................................           163

Expenses
   Advisory fees ................................................     $     110
   Administrative fees ..........................................             5
   Custodian fees ...............................................            24
   Distribution fees ............................................             6
   Transfer agent fees ..........................................            21
   Professional fees ............................................            14
   Registration fees ............................................            30
   Shareholder servicing fees ...................................             5
   Trustees' fees ...............................................             1
   Miscellaneous ................................................            16
                                                                      ---------

   Expenses before reductions ...................................           232
   Expense reductions ...........................................           (70)
                                                                      ---------

      Total expenses ..........................................................           162
                                                                                    ---------

Net investment income .........................................................             1
                                                                                    ---------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments .......................................        (2,399)
Net change in unrealized appreciation (depreciation) on investments ...........         5,675
                                                                                    ---------

Net realized and unrealized gain (loss) .......................................         3,276
                                                                                    ---------

Net increase (decrease) in net assets resulting from operations ...............     $   3,277
                                                                                    =========

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Special Equity Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                               1999          1998*
                                                                            ----------    ----------
Increase (Decrease) in Net Assets
Operations
   Net investment income ................................................   $        1    $       14
   Net realized gain (loss) .............................................       (2,399)         (574)
   Net change in unrealized appreciation (depreciation) .................        5,675        (4,608)
                                                                            ----------    ----------

      Net increase (decrease) in net assets resulting from operations ...        3,277        (5,168)
                                                                            ----------    ----------

Distributions
   From net investment income ...........................................          (15)           --
   In excess of net investment income ...................................           (3)           --
                                                                            ----------    ----------

      Net decrease from distributions ...................................          (18)           --
                                                                            ----------    ----------

Share Transactions
   Net increase (decrease) in net assets from share transactions ........       (5,784)       18,314
                                                                            ----------    ----------

Total Net Increase (Decrease) in Net Assets .............................       (2,525)       13,146

Net Assets
   Beginning of period ..................................................       13,146            --
                                                                            ----------    ----------
   End of period (including undistributed net investment income of
      $14 at August 31, 1998) ...........................................   $   10,621    $   13,146
                                                                            ==========    ==========

* For the period May 1, 1998 (commencement of operations) to August 31, 1998.

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Special Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                          Fiscal Years Ended
                                                              August 31,
                                                       ------------------------
                                                          1999          1998*
                                                       ----------    ----------
Net Asset Value, Beginning of Period ...............   $     7.17    $    10.00
                                                       ----------    ----------

Income From Operations
   Net investment income (a) .......................           --           .01
   Net realized and unrealized gain (loss) .........         2.01         (2.84)
                                                       ----------    ----------

      Total Income From Operations .................         2.01         (2.83)
                                                       ----------    ----------

Distributions
   From net investment income ......................         (.01)           --
                                                       ----------    ----------

Net Asset Value, End of Period .....................   $     9.17    $     7.17
                                                       ==========    ==========

Total Return (%)(b) ................................        28.06        (28.30)

Ratios/Supplemental Data:
   Net Assets, end of period ($ in thousands) ......       10,621        13,146

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ..................         1.10          1.10
      Operating expenses, gross (d) ................         1.57          1.55
      Net investment income ........................          .01           .24

   Portfolio turnover rate (%)(c) ..................       211.30         88.36

*     For the period May 1, 1998 (commencement of operations) to August 31,
      1998.
(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1998 are annualized.
(d)   See Note 4 for current period amounts.


14 Annual Report

SSgA
Special Equity Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Special Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.


                                                                Annual Report 15

SSgA
Special Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1999, the Fund had a net tax basis capital loss carryover of $1,172,352 which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2007. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $1,719,108 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in fiscal year 2000.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                                     Net
                                                                 Unrealized
           Federal Tax         Unrealized       Unrealized      Appreciation
               Cost           Appreciation    (Depreciation)   (Depreciation)
           -----------        ------------    -------------    --------------
           $ 9,445,737        $  1,684,009    $    (698,912)   $      985,097

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $29,846,346 and $36,494,578, respectively.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall


16 Annual Report

SSgA
Special Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $2,654,954 and $2,755,022, respectively. The Fund recorded securities lending income of $8,502 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. As of August 31, 1999, the receivable due from the Adviser for expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $1,083 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and
      (ii) less an amount equal to


                                                                Annual Report 17

SSgA
Special Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund (up to a maximum of 5% for the period May 1, 1998 to December 31, 1998, and 0% thereafter, of the asset-based fee determined in (i)). In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 1999, the Fund was charged shareholder servicing expenses of $3,672, $147 and $848 by the Adviser, SSBSI and Commercial Banking, respectively. The Fund did not incur any expenses from RIS and Solutions during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $1,250 for the period ended August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500


18 Annual Report

SSgA
Special Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

            Advisory fees                     $  5,151
            Administration fees                    360
            Custodian fees                         925
            Distribution fees                      484
            Shareholder servicing fees             554
            Transfer agent fees                  1,182
            Trustees' fees                         496
                                              --------
                                              $  9,152
                                              ========

      Beneficial Interest: As of August 31, 1999, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 16% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                                    For the Period May 1, 1998
                                                             Fiscal Year Ended     (Commencement of Operations)
                                                              August 31, 1999           to August 31, 1998
                                                         ------------------------    ------------------------
                                                           Shares        Dollars       Shares        Dollars
                                                         ----------    ----------    ----------    ----------
      Proceeds from shares sold ......................        1,173    $   10,190         1,833    $   18,319
      Proceeds from reinvestment of distributions ....            2            17            --            --
      Payments for shares redeemed ...................       (1,849)      (15,991)           (1)           (5)
                                                         ----------    ----------    ----------    ----------

      Total net increase (decrease) ..................         (674)   $   (5,784)        1,832    $   18,314
                                                         ==========    ==========    ==========    ==========

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of it's net assets under the agreement. The Fund did not have any drawdowns during the year.


                                                                Annual Report 19

SSgA Special Equity Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


20 Annual Report

                                  SSgA(R) Funds
                             Aggressive Equity Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                                       Page

      Chairman's Letter...................................................4

      Portfolio Management Discussion and Analysis........................6

      Report of Independent Accountants...................................8

      Financial Statements................................................9

      Financial Highlights...............................................14

      Notes to Financial Statements......................................15

      Fund Management and Service Providers..............................20

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA Aggressive Equity Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Richard B. Weed, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the Aggressive Equity Fund. Mr. Weed joined SSgA in November 1995. His responsibilities include research, product development, and portfolio management for the US Active strategy. Mr. Weed joined State Street in March 1994. He holds an MS in Finance and Accounting from the MIT Sloan School of Management, and has an MS in Chemical Engineering from Northeastern University, and a BS in Chemical Engineering from Worcester Polytechnic Institute. Mr. Weed is a member of the Boston Security Analysts Society and AIMR. There are seven other portfolio managers who assist Mr. Weed in managing the Fund.


                                                                 Annual Report 5

SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide total returns that exceed over time the Russell 2500[TM] Growth Index.

Invests in: US equity securities.

Strategy: The Fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. This structured and disciplined approach seeks to provide long-term total returns in excess of the Russell 2500(TM) Growth Index through strong bottom-up stock selection.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates        Aggressive Equity Fund      Russell 2500(TM) Growth Index**
Inception*             $10,000                           $10,000
  1999                 $12,730                           $11,077
================================================================================

Performance Review

From its inception on December 30, 1998, through August 31, 1999, the SSgA Aggressive Equity Fund had a total return of 27.30%, as compared to the Russell 2500(TM) Growth Index gain of 10.77% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Fund has done well since its inception primarily due to strong stock selection. After generating solid first quarter performance, Fund returns dropped slightly in the second quarter but rebounded in July and August. In particular, stock selection was consistently effective in the Consumer Cyclicals (Intimate Brands, Musicland Stores) and Health Care (Amgen, Biogen, Priority Healthcare) sectors. Selection in the Technology (underweight Qualcomm, overweight Network Solutions) and Financial (underweight E-Trade, overweight Ameritrade Holdings) sectors resulted in some degree of underperformance in the second quarter, however, Technology was strong again in August.

--------------------------------------------------------------------------------
SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
Period Ended          Growth of          Total
  08/31/99             $10,000           Return
------------         -----------         ------
Inception            $   12,730          27.30%

--------------------------------------------------------------------------------
Russell 2500(TM) Growth Index
--------------------------------------------------------------------------------
Period Ended           Growth of           Total
  08/31/99              $10,000            Return
------------          -----------          ------
Inception            $   11,077            10.77%

See related Notes on following page.


6 Annual Report

SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

The investment process employed by the Fund emphasizes quantitative modeling, which implements an integrated growth and value bottom-up stock selection method designed to outperform the benchmark index over the long-term. While risk controls are used in portfolio construction, the Fund does take controlled positions that deviate from the benchmark in those industries with fair valuations and strong long-term growth prospects. Because value is an integral component of the investment process, the Fund will not be overweighted in stocks in which the Manager views to be excessively expensive.

As the Fund's investment process is disciplined and driven from the bottom-up, overall strategy and approach does not deviate during times of underperformance or market volatility. The Fund avoids responding suddenly to the current investment environment through sector timing or top-down thematic investing. It is this unwavering investment philosophy that seeks to add long-term value versus the benchmark. When, in unusually volatile short-term periods, Fund performance lags the benchmark due to the very nature the process, it is this strong discipline that allows a consistent focus on meeting long-term objectives.

Market and Portfolio Highlights

For the eight months ended August 31, 1999, the US equity market experienced periods of dramatic volatility and lack of breadth, although this subsided somewhat in the May August time period. As issues surrounding the financial industry including Russian devaluation, Asian crisis, Long Term Capital Management, subsided late in 1998, the market entered an unusual period as investors flocked to the Internet phenomenon. It appeared that investors shunned established financial principles and bought into the most overvalued securities available - Internet stocks with virtually no earnings and very low future prospects for profit. This turned out to be a short-term anomaly, and Internet stock prices dropped substantially in the second quarter as valuation once again returned to favor. The Fund's modest exposure to Internet issues was detrimental to first quarter 1999 performance, however, it was advantageous relative to second quarter results. The US market continues to be strong, although it is not at the levels we've become used to over the last several years. The Dow Industrials have hovered around the 11,000 mark since April and have a year-to-date return of 19.23%, while broader US equity benchmarks such as the S&P 500(R) Index have returned just over 8% in the same period.

At August 31, 1999, the SSgA Aggressive Equity Fund held 51 stocks with market capitalization ranging from $263 million to $216 billion, resulting in an average weighted market capitalization of $22.6 billion. As the Fund's objective is achieved through stock selection with a disciplined investment approach, the portfolio is fully invested at all times.

--------------------------------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)                 August 31, 1999
--------------------------------------------------------------------------------

Calpine Corp.                                             3.2%
Amgen, Inc.                                               3.0
Roberts Pharmaceutical Corp.                              2.8
Texas Instruments, Inc.                                   2.8
Apache Corp.                                              2.7
Applied Materials, Inc.                                   2.6
Xilinx, Inc.                                              2.6
Tandy Corp.                                               2.6
Biogen, Inc.                                              2.5
Genzyme Corp.                                             2.5

--------------------------------------------------------------------------------

                              --------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on December 30, 1998. Index comparison also began December 30, 1998.

** The Russell 2500(TM) Growth Index represents the performance of small and mid-cap companies in the US. These 2500 companies represent the small end of the Russell 3000(R) Index, and about 23% of the total capitalization of the Russell 3000 Index.

+ Total return reflects performance for the period December 30, 1998 to August 31, 1999.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Aggressive Equity Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period December 30, 1998 (commencement of operations) to August 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                                  /s/ Pricewaterhousecoopers LLP


8 Annual Report

SSgA
Aggressive Equity Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                      Principal          Market
                                                       Amount           Value
                                                        (000)            (000)
                                                          $                $
                                                      ---------         ------
Common Stocks - 97.7%
Basic Industries - 1.6%
Spartech Corp.                                           4,100             114
                                                                         -----
Consumer Basics - 22.5%
AmeriSource Health Corp.
  Class A (a)                                            5,800             150
Amgen, Inc. (a)                                          2,500             208
Apria Healthcare Group, Inc. (a)                         8,400             142
Biogen, Inc. (a)                                         2,300             176
Dean Foods Co.                                           3,800             153
Genzyme Corp. (a)                                        3,100             175
IDEC Pharmaceuticals Corp. (a)                           1,000             127
Quest Diagnostics, Inc. (a)                              5,700             151
Roberts Pharmaceutical Corp. (a)                         7,400             198
Safeway, Inc. (a)                                        2,900             135
                                                                         -----
                                                                         1,615
                                                                         -----
Consumer Durables - 1.4%
Best Buy Co. (a)                                         1,500             105
                                                                         -----
Consumer Non-Durables - 11.8%
Federated Department Stores,
  Inc. (a)                                              3,400              156
Home Depot, Inc. (The)                                  2,400              147
Musicland Stores Corp. (a)                             15,300              130
Shaw Industries, Inc.                                   7,600              152
TJX Cos., Inc.                                          4,300              124
Zale Corp. (a)                                          3,900              136
                                                                         -----
                                                                           845
                                                                         -----
Consumer Services - 2.4%
Darden Restaurants, Inc                                 3,000               47
Harrah's Entertainment, Inc. (a)                        5,700              128
                                                                         -----
                                                                           175
                                                                         -----
Energy - 4.3%
Apache Corp.                                            4,100              187
Barrett Resources Corp. (a)                             3,500              126
                                                                         -----
                                                                           313
Finance - 5.5%
Edwards (A.G.), Inc.                                    5,200              131
Equitable Cos., Inc.                                    2,500              154
UnionBanCal Corp.                                       2,900              111
                                                                         -----
                                                                           396
                                                                         -----
General Business - 4.1%
Valassis Communications, Inc. (a)                       3,600              158
Viad Corp.                                              4,500              135
                                                                         -----
                                                                           293
                                                                         -----
Shelter - 1.3%
NVR, Inc. (a)                                           1,600               92
                                                                         -----
Technology - 36.8%
America Online, Inc. (a)                                1,100              100
American Management Systems,
  Inc. (a)                                              4,100              117
Apple Computer, Inc. (a)                                2,400              156
Applied Materials, Inc. (a)                             2,600              185
Avant! Corp.                                           10,000              140
BMC Industries, Inc. (a)                               12,000              148
Cisco Systems, Inc. (a)                                 2,100              142
Computer Associates International,
  Inc.                                                  2,000              113
Dell Computer Corp. (a)                                 3,100              151
EMC Corp. (a)                                           2,500              150
Ingram Micro, Inc. Class A (a)                          4,900              124
Lexmark International Group, Inc.
  Class A (a)                                           1,400              110
Network Solutions, Inc. Class A (a)                     1,900              109


                                                                 Annual Report 9

SSgA
Aggressive Equity Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                      Principal          Market
                                                       Amount            Value
                                                        (000)             (000)
                                                          $                 $
                                                      ---------          ------
Structural Dynamics Research Corp. (a)                  5,800               92
Sybase, Inc. (a)                                       12,000              150
Tandy Corp.                                             3,800              180
Texas Instruments, Inc.                                 2,400              197
Xilinx, Inc. (a)                                        2,600              182
Xircom, Inc. (a)                                        2,500              100
                                                                         -----
                                                                         2,646
                                                                         -----
Utilities - 6.0%
Calpine Corp. (a)                                       2,500              227
CenturyTel, Inc.                                        2,850              111
Dycom Industries, Inc. (a)                              2,900               90
                                                                         -----
                                                                           428
                                                                         -----
Total Common Stocks
(cost $6,670)                                                            7,022
                                                                         -----
Short-Term Investments - 0.1%
Federated Investors Prime Cash
  Obligations Fund (b)                                      8                8
                                                                         -----
Total Short-Term Investments
(cost $8)                                                                    8
                                                                         -----
Total Investments - 97.8%
(identified cost $6,678)                                                 7,030

Other Assets and Liabilities,
Net - 2.2%                                                                 155
                                                                         -----
Net Assets - 100.0%                                                      7,185
                                                                         =====

(a)   Nonincome-producing security.
(b)   At cost, which approximates market.

See the accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
Aggressive Equity Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 1999

Assets
Investments at market (identified cost $6,678) ...............        $  7,030
Receivables:
  Dividends ..................................................               1
  Investments sold ...........................................           1,019
  Fund shares sold ...........................................              12
  From Adviser ...............................................              11
Prepaid expenses .............................................              12
                                                                      --------
    Total Assets .............................................           8,085

Liabilities
Payables:
  Investments purchased ............................ $   873
  Fund shares redeemed .............................      22
  Accrued fees to affiliates .......................       1
  Other accrued expenses ...........................       4
                                                     -------
    Total Liabilities ........................................             900
                                                                      --------
Net Assets ...................................................        $  7,185
                                                                      ========
Net Assets Consist of:
Undistributed net investment income ..........................        $     10
Accumulated net realized gain (loss) .........................           1,384
Unrealized appreciation (depreciation) on investments ........             352
Shares of beneficial interest ................................               1
Additional paid-in capital ...................................           5,438
                                                                      --------
Net Assets ...................................................        $  7,185
                                                                      ========
Net Asset Value, offering and redemption price per share:
  ($7,184,638 divided by 564,232 shares of $.001 par value
    shares of beneficial interest outstanding) ...............        $  12.73
                                                                      ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Aggressive Equity Fund

Statement of Operations
Amounts in Thousands                            For the Period December 30, 1998
                                 (Commencement of Operations) to August 31, 1999

Investment Income
  Dividends ..................................................         $    19
  Interest ...................................................               8
                                                                       -------
     Total Investment Income .................................              27

Expenses
  Advisory fees ...................................        $    34
  Administrative fees .............................              1
  Custodian fees ..................................              8
  Distribution fees ...............................              1
  Transfer agent fees .............................             10
  Professional fees ...............................             11
  Registration fees ...............................             26
  Trustees' fees ..................................              1
  Miscellaneous ...................................              2
                                                              ----
  Expenses before reductions ......................             94
  Expense reductions ..............................            (44)
                                                              ----
    Expenses, net ............................................              50
                                                                       -------
Net investment loss ..........................................             (23)
                                                                       -------
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ......................           1,384
Net change in unrealized appreciation
  (depreciation) on investments ..............................             352
                                                                       -------
Net realized and unrealized gain (loss) ......................           1,736
                                                                       -------
Net increase (decrease) in net assets
  resulting from operations ..................................         $ 1,713
                                                                       =======

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Aggressive Equity Fund

Statement of Changes in Net Assets
Amounts in Thousands
                                                                          1999*
                                                                     ----------
Increase (Decrease) in Net Assets
Operations
  Net investment loss .........................................      $      (23)
  Net realized gain (loss) ....................................           1,384
  Net change in unrealized appreciation
    (depreciation) ............................................             352
                                                                     ----------
     Net increase (decrease) in net assets resulting
       from operations ........................................           1,713
                                                                     ----------
Share Transactions
  Net increase (decrease) in net assets from share
    transactions ..............................................           5,472
                                                                     ----------
Total Net Increase (Decrease) in Net Assets ...................           7,185

Net Assets
  Beginning of period                                                        --
                                                                     ----------
  End of period (including undistributed net
    investment income of $10) .................................      $    7,185
                                                                     ==========

* For the period December 30, 1998 (commencement of operations) to August 31, 1999.

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Aggressive Equity Fund

Financial Highlights

The following tables includes selected data for a share outstanding througout the period and other performance information derived from the financial statements.

                                                                        1999*
                                                                        -----

Net Asset Value, Beginning of Period .........................        $   10.00
                                                                      ---------
Income From Operations
  Net investment loss (a) ....................................             (.04)
  Net realized and unrealized gain (loss) ....................             2.77
                                                                      ---------
    Total Income From Operations .............................             2.73
                                                                      ---------
Net Asset Value, End of Period ...............................        $   12.73
                                                                      =========

Total Return (%)(b) ..........................................            27.30

Ratios/Supplemental Data:
  Net Assets, end of period ($ in thousands) .................            7,185

  Ratios to average net assets (%)(c):
    Operating expenses, net (d) ..............................             1.10
    Operating expenses, gross (d) ............................             2.07
    Net investment loss ......................................             (.50)

  Portfolio turnover rate (%)(b) .............................           179.56

* For the period December 30, 1998 (commencement of operations) to August 31, 1999.
(a)   Average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1999 are annualized.
(d)   See Note 4 for current period amounts.


14 Annual Report

SSgA
Aggressive Equity Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA Aggressive Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.


                                                                Annual Report 15

SSgA
Aggressive Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                          Net Unrealized
          Federal Tax     Unrealized       Unrealized      Appreciation
             Cost        Appreciation    (Depreciation)   (Depreciation)
          -----------    ------------    --------------   --------------
          $ 6,689,292    $    778,021    $    (437,365)   $      340,656

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the period December 30, 1998 to August 31, 1999, purchases and sales of investment securities, excluding short-term investments, aggregated to $17,344,804 and $12,059,509, respectively.

      Securities Lending: Effective December 17, 1998, the Investment Company started its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and


16 Annual Report

SSgA
Aggressive Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 1999, the value of outstanding securities on loan and the value of collateral amounted to $1,362,713 and $1,410,084, respectively. The Fund recorded securities lending income of $4,044 during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. As of August 31, 1999, the receivable due from the Adviser for expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $94 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and
      (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the


                                                                Annual Report 17

SSgA
Aggressive Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Fund. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly- owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175%, to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 1999, the Fund was charged shareholder servicing expenses of $4 by the Adviser. The Fund did not incur any expenses from SSBSI, RIS, Commercial Banking and Solutions during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $12,118 for the period ended August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the


18 Annual Report

SSgA
Aggressive Equity Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

                Administration fees                              $    227
                Custodian fees                                        152
                Distribution fees                                      85
                Shareholder servicing fees                              4
                Transfer agent fees                                   345
                Trustees' fees                                         27
                                                                 --------
                                                                 $    840
                                                                 ========

      Beneficial Interest: As of August 31, 1999, two shareholders (who are also other series of the Investment Company) were record owners of approximately 47% and 44%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                           For the Period
                                                         December 30, 1998
                                                    (Commencement of Operations)
                                                         to August 31, 1999
                                                     ---------------------------
                                                        Shares         Dollars
                                                     -----------     -----------
      Proceeds from shares sold ....................     679          $ 6,814
      Proceeds from reinvestment of distributions ..      --               --
      Payments for shares redeemed .................    (115)          (1,342)
                                                      ------           ------
      Total net increase (decrease) ................     564          $ 5,472
                                                      ======          =======

6.    Line of Credit

      The Fund and several affiliated Funds (the "Participants") share in a $50 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .09% (.065% prior to July 15, 1999) on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually, is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of the value of it's total assets under the agreement. The Fund did not have any drawdowns during the year.


                                                                Annual Report 19

SSgA Aggressive Equity Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
     Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


20 Annual Report

                                  SSgA(R) Funds
                                 IAM Shares Fund

                                  Annual Report
                                 August 31, 1999

                                Table of Contents

                                                                            Page

Chairman's Letter .........................................................    4

Portfolio Management Discussion and Analysis ..............................    6

Report of Independent Accountants .........................................    8

Financial Statements ......................................................    9

Financial Highlights ......................................................   18

Notes to Financial Statements .............................................   19

Fund Management and Service Providers .....................................   24

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is my pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 1999. The SSgA Fund family has grown to include twenty-three portfolios covering a broad range of investment strategies. The enclosed information provides an overview of the investment process for the SSgA IAM Shares Fund. This overview contains market updates, performance, and financial information for the Fund. I hope you will find this information a useful reference as you review your investment strategy.

During the past fiscal year, the SSgA Fund family has opened two new Funds. The names and investment objectives for these funds are as follows:

The SSgA Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The SSgA IAM Shares Fund seeks to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions.

Additionally, three SSgA Funds achieved a five-year track record during the 1999 fiscal year. These funds include the two institutional money market funds, SSgA US Treasury and SSgA Prime Money Market Funds and the SSgA Emerging Markets Fund. We are proud of our long-term record and look forward to having additional funds complete their five-year anniversary.

In today's complex global marketplace, we are continually researching new products and ideas to introduce to our fund family. Here at SSgA, we are committed to providing a wide range of competitive investment vehicles to fulfill your investment needs.

I would like to thank you for choosing the SSgA Funds.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


4 Annual Report

SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                    [PHOTO]

                              Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Michael J. Feehily, Principal, is the portfolio manager primarily responsible for investment decisions regarding the IAM Shares Fund. Mr. Feehily joined State Street Corporation in August 1992 in the Global Operations area before moving to the Performance and Analytics group. He helped to develop and work with a proprietary application, which is used to analyze venture capital, real estate, and other private investments. There are four other portfolio managers who assist Mr. Feehily in managing the Fund.


                                                                 Annual Report 5

SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: The Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists & Aerospace Workers
(IAM) or affiliated labor unions.

Invests in: At least 65% of the total assets will be invested in equity securities of companies that have entered into collective bargaining agreements with the IAM as noted above.

Strategy: The Fund's investment strategy is driven by an investment process that manages portfolio exposures to fundamental attributes within a multifactor risk model environment. These attributes include industry allocations, size, style, growth expectations, and valuation ratios. In addition to the 65% minimum allocation to companies as noted above, the remainder of the Fund's assets are open to either further investment in those companies with collective bargaining agreements with the IAM or companies outside this universe which are constituents of the S&P 500(R) Index.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates               IAM Shares Fund            S&P 500(R)Index**
Inception*                $10,000                     $10,000
  1999                    $10,140                     $10,230
================================================================================

Performance Review

From the Fund's inception date of June 2, 1999, through August 31, 1999, the Fund gained 1.40%, compared to the S&P 500(R) Index return of 2.30%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The underperformance of the Fund versus the Index is attributable to the Fund's benchmark- relative underweight in the Technology sector, which gained 16.81% for the three months ended August 31, 1999. Additionally, the Fund's Index-relative overweights in the Consumer Staples and Transportation sectors, which lost 3.35% and 15.11%, respectively, contributed negatively to Fund results. However, the Fund did benefit from its underexposure to the Financials Sector which lost 4.01% for the period.

--------------------------------------------------------------------------------
SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Period Ended             Growth of              Total
  08/31/99                $10,000               Return
------------            -----------          -----------
Inception                 $ 10,140              1.40%+

--------------------------------------------------------------------------------
Standard & Poor's(R) 500
  Composite Stock Price Index
--------------------------------------------------------------------------------
Period Ended             Growth of              Total
  08/31/99                $10,000               Return
------------            -----------          -----------
Inception                 $ 10,230              2.30%+


See related Notes on following page.

6 Annual Report

SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Market and Portfolio Highlights

During the three months since the Fund's inception, the large capitalization segment of the US equity market, as represented by the S&P 500, posted a gain of 5.55% for the month of June, before experiencing losses of 3.12% and 0.49% for July and August, respectively. Most of June's performance came on the heels of a 25 basis point (bp) rate hike by the Federal Reserve, as investors seemed to breathe a sigh of relief that the increase could have been substantial. The Federal Reserve also announced that they were returning to a neutral bias following the rate hike, news that was also accepted favorably by the investment community. In July, inflationary fears reared their ugly head again, sparked by a rise in commodity prices and mounting wage pressures. Consumer spending also declined, showing signs that the economy may be slowing. Only the Technology and the Energy sectors posted positive returns for the month. August brought another 25bp rate increase to counter what the Fed viewed as a continuing overheated economy. Further rises in commodity prices and wage pressures served to dampen the market's performance in August as well.

Only three sectors (Technology, Energy, and Health Care) were able to muster positive returns during the first three months of the Fund's existence. The Fund was underweight relative to the S&P 500 Index in Technology and Health Care, and overweight in Energy. In fact, the benchmark-relative underweight in the Technology sector alone was responsible for 63 of the 79 bps of benchmark-relative underperformance for the period. The worst performing sectors were Transportation (the Fund was overweight), Communication Services (underweight), and Utilities (underweight). The Fund's relative overweight to the Transportation sector accounted for much of the remaining underperformance.

The leading contributors to the Fund's performance over the period were Schering-Plough, which gained 17.1%, Tiffany & Company (27.4%), and General Electric (9.8%). The biggest detractors to Fund performance (due to a benchmark-relative underweighting) were all Technology stocks, including Intel Corp., which gained 62.2% during the period, Dell Computer (47.7%), and Texas Instruments (54.0%).

The SSgA IAM Shares Fund seeks to meet or exceed the total return of the S&P 500 Index. To accomplish this, the Fund utilizes an optimization approach through mitigating some of the inherent industry bets that stem from the "union friendly" universe.

At the end of the fiscal year, the SSgA IAM Shares Fund held 271 securities with a market value of nearly $59 million. Of these 271 securities, there were 153 securities of companies who have collective bargaining agreements with the IAM. These "union friendly" companies represented 72% of the Fund's market value. In total, there are currently 342 publicly traded companies which have agreements with the IAM and that are eligible for investment by the Fund.

--------------------------------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)            August 31, 1999
--------------------------------------------------------------------------------

General Electric Co.                                4.7%
Microsoft Corp.                                     3.7
Citigroup, Inc.                                     3.0
Merck & Co., Inc.                                   2.8
Procter & Gamble Co.                                2.1
AT&T Corp.                                          2.0
Schering-Plough Corp.                               2.0
Exxon Corp.                                         2.0
Coca-Cola Co. (The)                                 2.0
Intel Corp.                                         1.9

--------------------------------------------------------------------------------

                              --------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on June 2, 1999. Index comparison also began June 2, 1999.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+ Total return reflects performance for the period June 2, 1999 to August 31, 1999.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA IAM Shares Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period June 2, 1999 (commencement of operations) to August 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

Boston, Massachusetts
October 11, 1999

                                       /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
IAM Shares Fund

                                                         Statement of Net Assets
                                                                 August 31, 1999

                                                                          Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           %
                                                           ------         -----
Common Stocks - 97.7%
Basic Industries - 4.4%
Air Products & Chemicals, Inc.                             1,000            34
Alcoa, Inc.                                                5,300           342
Bowater, Inc.                                                300            16
Champion International Corp.                                 500            28
Dexter Corp.                                                 500            18
Dow Chemical Co.                                           2,600           295
Illinois Tool Works, Inc.                                  3,300           257
International Paper Co.                                    4,900           231
Kimberly-Clark Corp.                                       7,500           427
Minnesota Mining & Manufacturing Co.                       5,000           473
Phelps Dodge Corp.                                           800            45
Pitt-Des Moines, Inc.                                        600            15
Premark International, Inc.                                  500            17
Rohm & Haas Co.                                               36             1
Sigma Aldrich Corp.                                        4,700           151
Temple-Inland, Inc.                                        2,800           174
Union Carbide Corp.                                          800            46
Willamette Industries, Inc.                                1,600            62
                                                                        ------
                                                                         2,632
                                                                        ------
Capital Goods - 7.6%
Applied Power, Inc. Class A                                1,700            52
Boston Scientific Corp. (a)                                  400            14
Case Corp.                                                 1,900            94
Caterpillar, Inc.                                          3,200           181
Chart Industries, Inc.                                       200             1
Cummins Engine Co., Inc.                                     100             6
Dover Corp.                                                3,500           135
Emerson Electric Co.                                       3,600           225
Fisher Scientific International, Inc. (a)                  8,200           148
General Electric Co.                                      25,400         2,853
Ingersoll-Rand Co.                                         3,300           210
Johnson Controls, Inc.                                     2,200           150
Manitowoc Co., Inc.                                          400            15
Martin Marietta Materials, Inc.                            1,300            59
Parker-Hannifin Corp.                                        700            31
Raytheon Co. Class B                                       2,700           184
SPX Corp. (a)                                                500            42
Tivoli Industries, Inc. (a)                                1,500             5
Tyco International, Ltd.                                   1,500           152
Wyman-Gordon Co. (a)                                       2,500            46
                                                                        ------
                                                                         4,603
                                                                        ------
Consumer Basics - 19.3%
Abbott Laboratories                                        2,500           108
American Home Products Corp.                               2,100            87
Amgen, Inc. (a)                                            1,300           108
Baxter International, Inc                                  8,000           537
Black & Decker Corp.                                       1,600            84
Bristol-Myers Squibb Co.                                   5,600           394
Campbell Soup Co.                                          6,900           305
Coca-Cola Co. (The)                                       19,600         1,172
ConAgra, Inc.                                              3,000            74
Costco Wholesale Corp. (a)                                   700            52
Dial Corp.                                                 5,000           139
Gillette Co.                                               1,100            51
Great Atlantic & Pacific Tea Co., Inc.                       300            11
Johnson & Johnson                                          3,400           348
Kroger Co. (a)                                            15,000           347
Lilly (Eli) & Co.                                          3,100           231
Medtronic, Inc.                                            1,000            78
Merck & Co., Inc.                                         25,200         1,693
New Brunswick Scientific Co., Inc. (a)                     3,600            25
PepsiCo, Inc.                                             15,000           512
Pfizer, Inc.                                              13,200           498
Philip Morris Cos., Inc.                                  20,200           756
Procter & Gamble Co.                                      12,900         1,280
Ralston-Purina Group                                       2,500            69
Safeway, Inc. (a)                                          8,400           391
Sara Lee Corp.                                             8,900           197
Schering-Plough Corp.                                     23,100         1,214
Suiza Foods Corp. (a)                                      2,200            70


                                                                 Annual Report 9

SSgA
IAM Shares Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                          Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           %
                                                           ------         -----
SYSCO Corp.                                                6,500           212
Unilever NV (a)                                            7,100           489
Warner-Lambert Co.                                         1,500           100
Wild Oats Markets, Inc. (a)                                1,000            37
                                                                        ------
                                                                        11,669
                                                                        ------
Consumer Durables - 4.1%
Best Buy Co. (a)                                             600            42
DaimlerChrysler AG                                         2,700           203
Dana Corp.                                                   300            13
Danaher Corp.                                              5,000           294
Eaton Corp.                                                2,100           206
Ethan Allen Interiors, Inc.                                3,900           114
Federal-Mogul Corp.                                          600            27
Ford Motor Co.                                             6,700           349
General Motors Corp.                                       6,700           443
Goodyear Tire & Rubber Co.                                   600            34
Harley-Davidson, Inc.                                      3,000           164
Lear Corp. (a)                                               300            12
Leggett & Platt, Inc.                                      2,900            64
Maytag Corp.                                               4,200           263
PACCAR, Inc.                                               1,300            71
Whirlpool Corp.                                            2,400           170
                                                                        ------
                                                                         2,469
                                                                        ------
Consumer Non-Durables - 5.9%
99 Cents Only Stores NPV (a)                               3,600           130
Anheuser-Busch Cos., Inc.                                 12,400           955
Brunswick Corp.                                              800            20
Circuit City Stores, Inc.                                    400            17
Dayton Hudson Corp.                                        1,400            81
Gap, Inc.                                                  2,700           106
Home Depot, Inc. (The)                                     4,800           293
Kohl's Corp. (a)                                             400            29
Lowe's Cos., Inc.                                            200             9
Newell Rubbermaid, Inc.                                    4,700           193
Rite Aid Corp.                                             9,200           170
Seagram Co., Ltd. NPV                                      6,900           366
Staples, Inc. (a)                                            200             4
Tiffany & Co.                                              6,600           349
TJX Cos., Inc.                                               100             3
Wal-Mart Stores, Inc.                                     18,500           820
Walgreen Co.                                               1,000            23
                                                                        ------
                                                                         3,568
                                                                        ------
Consumer Services - 1.9%
Alaska Air Group, Inc. (a)                                   800            35
Continental Airlines, Inc. Class B (a)                     2,000            82
Disney (Walt) Co.                                         19,600           544
Marriot International, Inc. Class A                        4,700           161
Southwest Airlines Co.                                    14,250           238
Starwood Hotels & Resorts Worldwide, Inc.                    100             2
UAL Corp. (a)                                                100             6
USAirways Group, Inc. (a)                                  2,500            77
                                                                        ------
                                                                         1,145
                                                                        ------
Energy - 6.7%
Anadarko Petroleum Corp.                                     100             3
Apache Corp.                                                 200             9
Atlantic Richfield Co.                                     1,200           106
Baker Hughes, Inc.                                         2,200            75
BP Amoco PLC - ADR                                         1,900           213
Burlington Resources, Inc.                                   400            17
Chevron Corp.                                              4,700           434
Exxon Corp.                                               15,100         1,191
Halliburton Co.                                            5,600           260
Mobil Corp.                                                3,700           379
Royal Dutch Petroleum Co.                                 12,400           767
Schlumberger, Ltd.                                         5,500           367
Texaco, Inc.                                               3,000           190
Unocal Corp.                                                 900            37
                                                                        ------
                                                                         4,048
                                                                        ------


10 Annual Report

SSgA
IAM Shares Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                         Market
                                                           Number        Value
                                                             of          (000)
                                                           Shares          %
                                                           ------        -----
Finance - 10.6%
AFLAC, Inc.                                                  800           36
Allstate Corp.                                             2,100           69
American Express Co.                                       1,700          234
American Financial Group, Inc.                               500           15
American International Group, Inc.                         6,250          579
Associates First Capital Corp. Class A                     1,000           34
Bank of America Corp.                                      8,500          514
Bank of New York Co., Inc.                                 2,800          100
Bank One Corp.                                             5,400          217
BankBoston Corp.                                             300           14
BB&T Corp.                                                   600           20
Capital One Financial Corp.                                  300           11
Chase Manhattan Corp.                                      4,500          377
Chubb Corp. (The)                                            100            6
CIGNA Corp.                                                  500           45
Cincinnati Financial Corp.                                   500           20
Citigroup, Inc.                                           40,400        1,795
Federal Home Loan Mortgage Corp.                           1,200           62
Federal National Mortgage Association                      2,200          137
Fifth Third Bancorp                                          800           53
First Union Corp.                                          3,200          133
Firstar Corp.                                              3,700           99
Fleet Financial Group, Inc.                                1,000           40
Franklin Resources, Inc.                                     200            7
Golden West Financial Corp.                                  600           54
Hartford Financial Services Group, Inc. (The)                400           18
Household International Corp.                             11,400          430
Lehman Brothers Holdings, Inc.                               100            5
MBIA, Inc.                                                   200           10
MBNA Corp.                                                 1,500           37
Mellon Bank Corp.                                            800           27
Mercantile Bancorp, Inc.                                     100            6
Merrill Lynch & Co., Inc.                                  1,600          119
MGIC Investment Corp.                                        300           13
Morgan (J.P.) & Co., Inc.                                  1,000          129
Morgan Stanley Dean Witter & Co.                           2,800          240
National City Corp.                                        1,600           44
Northern Trust Corp.                                         500           42
Progressive Corp.                                            600           61
Providian Financial Corp.                                    400           31
Republic of New York Corp.                                   100            7
Schwab (Charles) Corp.                                     4,000          158
St. Paul Cos., Inc.                                          200            6
State Street Corp.                                           800           48
SunTrust Banks, Inc.                                       1,100           71
Synovus Financial Corp.                                      100            2
U.S. Bancorp                                               1,900           59
Wachovia Corp.                                               700           55
Washington Mutual, Inc.                                    2,700           87
                                                                       ------
                                                                        6,376
                                                                       ------
General Business - 6.3%
Butler International, Inc. (a)                             1,900           23
CBS Corp. (a)                                             14,100          663
Cendant Corp. (a)                                            273            5
Computer Sciences Corp. (a)                                9,500          657
Dispatch Management Services Corp. (a)                     5,400           13
Knight-Ridder, Inc.                                        2,100          113
Manpower, Inc.                                               500           14
MediaOne Group, Inc. (a)                                     700           46
Meredith Corp.                                               600           21
New York Times Co. Class A                                 2,600          102
Nextel Communications, Inc. Class A (a)                      700           40
Nortel Networks Corp.                                     19,200          788
QUALCOMM, Inc. (a)                                           800          154
SBC Communications, Inc.                                   6,300          302
Time Warner, Inc.                                          1,300           77
Times Mirror Co. Series A                                    500           29
Tribune Co.                                                3,800          355


                                                                Annual Report 11

SSgA
IAM Shares Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                        Market
                                                          Number        Value
                                                            of          (000)
                                                          Shares          %
                                                          ------        -----
United Stationers, Inc. (a)                                1,300           29
Washington Post Co. Class B                                  300          162
Waste Management, Inc.                                     9,200          201
                                                                       ------
                                                                        3,794
                                                                       ------
Miscellaneous - 0.1%
Katy Industries, Inc.                                      3,100           37
Williams Industries, Inc. (The) (a)                        1,100            4
                                                                       ------
                                                                           41
                                                                       ------
Shelter - 1.3%
Armstrong World Industries, Inc.                             500           24
Georgia-Pacific Group                                      5,400          223
Lone Star Industries, Inc.                                   600           21
Masco Corp.                                                6,600          187
Owens Corning                                              3,300           93
Vulcan Materials Co.                                       1,200           51
Weyerhaeuser Co.                                           2,800          158
                                                                       ------
                                                                          757
                                                                       ------
Technology - 20.8%
Adobe Systems, Inc.                                          200           20
Allen Telecom, Inc. (a)                                    4,100           35
AlliedSignal, Inc.                                         5,600          343
America Online, Inc. (a)                                   5,200          475
Amphenol Corp. Class A (a)                                   800           37
Anacomp, Inc. (a)                                          1,500           25
Applied Materials, Inc. (a)                                  700           50
Avery Dennison Corp.                                       1,000           55
BMC Software, Inc. (a)                                       300           16
Boeing Co.                                                 8,100          367
Cisco Systems, Inc. (a)                                   13,300          901
COMPAQ Computer Corp.                                      3,800           88
Computer Associates International, Inc.                    1,800          102
Compuware Corp. (a)                                          600           18
Dell Computer Corp. (a)                                    9,800          478
EG&G, Inc.                                                 4,600          146
EMC Corp. (a)                                              3,300          198
Energy Conversion Devices, Inc. (a)                        4,000           56
General Dynamics Corp.                                     1,400           88
Hewlett-Packard Co.                                        3,300          348
Honeywell, Inc.                                            3,500          397
Intel Corp.                                               13,100        1,077
International Business Machines Corp.                      7,500          934
Koninklijke (Royal) Philips
  Electronics NV NPV (a)                                   3,400          350
Litton Industries, Inc. (a)                                1,000           64
Lockheed Martin Corp.                                      1,400           52
Lucent Technologies, Inc.                                 11,595          743
Microsoft Corp. (a)                                       23,900        2,211
Motorola, Inc.                                               900           83
Northrop Grumman Corp.                                     2,400          174
Novell, Inc. (a)                                             100            2
Oracle Systems Corp. (a)                                   5,800          211
Quantum Corp.-DLT & Storage Systems (a)                   13,600          249
Quantum Corp.-Hard Disk Drive                              6,800           48
Rockwell International Corp. (a)                           2,300          136
Sun Microsystems, Inc. (a)                                 2,300          183
Tellabs, Inc. (a)                                            600           36
Texas Instruments, Inc.                                    2,200          181
Textron, Inc.                                              1,500          121
Thomas & Betts Corp.                                       1,300           59
Titan Corp. (a)                                           21,600          220
TRW, Inc.                                                    200           11
United Technologies Corp.                                  5,900          390
Xerox Corp.                                               15,900          758
                                                                       ------
                                                                       12,536
                                                                       ------


12 Annual Report

SSgA
IAM Shares Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                                        Market
                                                          Number        Value
                                                            of          (000)
                                                          Shares          %
                                                          ------        -----
Transportation - 1.4%
Airborne Freight Corp.                                     1,900           48
CSX Corp.                                                    500           22
Kansas City Southern Industries, Inc.                      6,200          287
Navistar International Corp. (a)                           3,000          146
Norfolk Southern Corp.                                     2,200           58
Trans World Airlines, Inc. (a)                             4,700           18
Union Pacific Corp.                                        6,100          296
                                                                       ------
                                                                          875
                                                                       ------
Utilities - 7.3%
AES Corp. (a)                                                800           49
Ameritech Corp.                                            2,700          170
AT&T Corp.                                                27,300        1,229
Bell Atlantic Corp.                                        4,500          276
BellSouth Corp.                                            5,800          262
Dominion Resources, Inc.                                     300           14
Duke Energy Corp.                                            500           29
Enron Corp.                                                2,600          109
GTE Corp.                                                 14,300          981
MCI WorldCom, Inc. (a)                                     8,600          651
Montana Power Co.                                         14,000          433
Peco Energy Co.                                              300           12
Southern Co.                                               1,200           32
Sprint Corp.                                               1,800           80
Sprint Corp. (PCS Group)(a)                                1,600           95
Williams Cos. (The)                                          400           16
                                                                       ------
                                                                        4,438
                                                                       ------
Total Common Stocks
(cost $58,964)                                                         58,951
                                                                       ------
Short-Term Investments - 2.1%
AIM Short Term Investment Prime
  Portfolio (b)                                            1,159        1,159
Federated Investors Prime Cash
  Obligations Fund (b)                                        36           36
United States Treasury Bills
    4.605% due 09/16/99 (b)(c)(d)                             75           75
                                                                       ------
Total Short-Term Investments
(cost $1,270)                                                           1,270
                                                                       ------
Total Investments - 99.8%
(identified cost $60,234)                                              60,221

Other Assets and Liabilities,
Net - 0.2%                                                                 95
                                                                       ------
Net Assets - 100.0%                                                    60,316
                                                                       ======

(a)   Nonincome-producing security.
(b)   At cost, which approximates market.
(c)   Rate noted at yield-to-maturity (Unaudited).
(d) Held as collateral in connection with futures contracts purchased by the Fund.

Abbreviations:
ADR - American Depositary Receipt
NPV - No Par Value
NV - Nonvoting

See the accompanying notes which are an integral part of the financial statements.

                                                                Annual Report 13

SSgA
IAM Shares Fund

                                              Statement of Net Assets, continued
                                                                 August 31, 1999

                                                              Unrealized
                                             Number          Appreciation
                                               of           (Depreciation)
                                           Contracts            (000)
                                           ---------        -------------
Futures Contracts

S&P 500 Index
  Futures Contracts
  Expiration date 09/99                         3           $         (35)
                                                            -------------

Total Unrealized Appreciation
  (Depreciation) on Open
  Futures Contracts Purchased                               $         (35)
                                                            =============

See the accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
IAM Shares Fund

Statement of Assets and Liabilities
Amount in thousands (except per share amount)                    August 31, 1999

Assets
Investments at market (identified cost $60,234) .................    $   60,221
Receivables:
  Dividends .....................................................            89
  Fund shares sold ..............................................            42
Prepaid expenses ................................................            27
                                                                     ----------

    Total Assets ................................................        60,379

Liabilities
Payables:
  Accrued fees to affiliates ........................   $      33
  Other accrued expenses ............................          25
  Daily variation margin on futures contracts .......           5
                                                        ---------

    Total Liabilities ...........................................            63
                                                                     ----------

Net Assets ......................................................    $   60,316
                                                                     ==========

Net Assets Consist of:
Undistributed net investment income .............................    $      135
Accumulated net realized gain (loss) ............................            75
Unrealized appreciation (depreciation) on:
  Investments ...................................................           (13)
  Futures contracts .............................................           (35)
Shares of beneficial interest ...................................             6
Additional paid-in capital ......................................        60,148
                                                                     ----------

Net Assets ......................................................    $   60,316
                                                                     ==========

Net Asset Value, offering and redemption price per share:
  ($60,316,048 divided by 5,948,104 shares of $.001 par value
    shares of beneficial interest outstanding) ..................    $    10.14
                                                                     ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
IAM Shares Fund

Statement of Operations
Amount in thousands (except per share amount)        For the Period June 2, 1999
                                 (Commencement of Operations) to August 31, 1999

Investment Income
  Dividends .......................................................  $      178
  Interest ........................................................          16
                                                                     ----------
    Total Investment Income .......................................         194

Expenses
  Advisory fees .....................................    $       36
  Administrative fees ...............................             3
  Custodian fees ....................................            10
  Distribution fees .................................             3
  Transfer agent fees ...............................             4
  Professional fees .................................            13
  Registration fees .................................            23
  Shareholder servicing fees ........................             3
                                                         ----------

  Expenses before reductions ........................            95
  Expense reductions ................................            (3)
                                                         ----------

    Expenses, net .................................................          92
                                                                     ----------

Net investment income .............................................         102
                                                                     ----------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
  Investments .......................................            71
  Futures contracts .................................             4          75
                                                         ----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments .......................................           (13)
  Futures contracts .................................           (35)        (48)
                                                         ----------  ----------

Net realized and unrealized gain (loss) ...........................          27


Net increase (decrease) in net assets resulting from
  operations ......................................................  $      129
                                                                     ==========

See the accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
IAM Shares Fund

Statement of Changes in Net Assets
Amounts in thousands                                 For the Period June 2, 1999
                                 (Commencement of Operations) to August 31, 1999

Increase (Decrease) in Net Assets
Operations
  Net investment income ............................................   $    102
  Net realized gain (loss) .........................................         75
  Net change in unrealized appreciation (depreciation) .............        (48)
                                                                       --------

    Net increase (decrease) in net assets resulting
      from operations ..............................................        129
                                                                       --------

Share Transactions
  Net increase (decrease) in net assets from share transactions ....     60,187
                                                                       --------

Total Net Increase (Decrease) in Net Assets ........................     60,316


Net Assets
  Beginning of period ..............................................         --
                                                                       --------
  End of period (including undistributed net investment income of
    $135) ..........................................................   $ 60,316
                                                                       ========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 17

SSgA
IAM Shares Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                         1999*
                                                                      ----------
Net Asset Value, Beginning of Period .............................    $    10.00
                                                                      ----------

Income From Operations
  Net investment income (a) ......................................           .02
  Net realized and unrealized gain (loss) ........................           .12
                                                                      ----------

    Total Income From Operations .................................           .14
                                                                      ----------

Net Asset Value, End of Period ...................................    $    10.14
                                                                      ==========

Total Return (%)(b) ..............................................          1.40

Ratios/Supplemental Data:
  Net Assets, end of period ($ in thousands) .....................        60,316

  Ratios to average net assets (%)(c):
    Operating expenses, net (d) ..................................           .65
    Operating expenses, gross (d) ................................           .67
    Net investment income ........................................           .72

  Portfolio turnover rate (%)(e) .................................            --

*     For the period June 2, 1999 (commencement of operations) to August 31,
      1999.
(a)   Average month-end shares were used for this calculation.
(b) Periods less than one year are not annualized. (c) The ratios for the period ended August 31, 1999 are annualized.
(d)   See Note 4 for current period amounts.
(e)   This rate is not meaningful due to the Fund's short period of operation.

18 Annual Report

SSgA
IAM Shares Fund

                                                   Notes to Financial Statements
                                                                 August 31, 1999

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 23 investment portfolios which are in operation as of August 31, 1999. These financial statements report on one portfolio, the SSgA IAM Shares Fund (the "Fund"). The Fund invests primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions ("IAM companies"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed, unless the Board of Trustees determines that amortized cost does not represent fair value.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.


                                                                Annual Report 19

SSgA
IAM Shares Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 1999 are as follows:

                                                                 Net
                                                              Unrealized
          Federal Tax      Unrealized       Unrealized       Appreciation
             Cost          Appreciation    (Depreciation)   (Depreciation)
         --------------   --------------   --------------   --------------
         $   60,233,815   $    3,269,991   $   (3,282,654)  $      (12,663)

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Futures: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.    Securities Transactions

      Investment transactions: For the period ended August 31, 1999, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $80,822,069 and $21,929,760, respectively.


20 Annual Report

SSgA
IAM Shares Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Futures transactions: The Fund's transactions in futures contracts for the year ended August 31, 1999 were as follows:

                                                       Futures Contracts
                                               --------------------------------
                                                                    Aggregate
                                                 Number of        Face Value of
                                                 Contracts        Contracts (1)
                                               -------------      -------------
      Outstanding at June 2, 1999                         --      $          --
      Contracts opened                                     5          1,689,439
      Contracts closed                                    (2)          (664,510)
                                               -------------      -------------
      Outstanding at August 31, 1999                       3      $   1,024,929
                                               =============      =============

      (1) The aggregate face value of contracts is computed on the date each contract was opened.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .25% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. As of August 31, 1999, the receivable due from the Adviser for expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $544 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator the following fees for services supplied by the Administrator pursuant to the Administration Agreement:
      (i) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million to and including $1 billion - .05%; over $1 billion - .03%, and
      (ii) less an amount equal to the sum of certain distribution-related expenses incurred by the Investment Company's Distributor on behalf of the Fund. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.


                                                                Annual Report 21

SSgA
IAM Shares Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has service agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly- owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the Adviser, SSBSI, RIS,
      Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 1999, the Fund was charged shareholder servicing expenses of $3,598 by the Adviser. The Fund did not incur any expenses from SSBSI, RIS, Commercial Banking, and Solutions during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Any payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 1999.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $28,756 for the period ended August 31, 1999.

      Board of Trustees: Through May 31, 1999, the Investment Company paid each Trustee not affiliated with the Investment Company a retainer of $48,000 annually, $1,500 for each board meeting attended, an additional $1,500 for attending the annual audit committee meeting, and reimbursement for out-of-pocket expenses. As of June 1, 1999, each Trustee receives $2,500 for each board meeting attended, an additional $2,500 for attending the annual audit committee meeting and $2,500 for the valuation committee fee in addition to the $48,000 annual retainer. These expenses are allocated among all of the Funds based upon their relative net assets.


22 Annual Report

SSgA
IAM Shares Fund

                                        Notes to Financial Statements, continued
                                                                 August 31, 1999

      Accrued fees payable to affiliates and trustees as of August 31, 1999 were as follows:

              Advisory fees                      $   23,677
              Administration fees                       306
              Custodian fees                          4,100
              Distribution fees                         447
              Shareholder servicing fees                588
              Transfer agent fees                     3,901
              Trustees' fees                            214
                                                 ----------
                                                 $   33,233
                                                 ==========

      Beneficial Interest: As of August 31, 1999, two shareholders were record owners of approximately 84% and 16%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                    For the Period June 2, 1999
                                                    (Commencement of Operations)
                                                         to August 31, 1999
                                                     --------------------------
                                                        Shares        Dollars
                                                     ------------   -----------
      Proceeds from shares sold ..................          5,952   $    60,232
      Proceeds from reinvestment of
        distributions ............................             --            --
      Payments for shares redeemed ...............             (4)          (45)
                                                     ------------   -----------
      Total net increase (decrease) ..............          5,948   $    60,187
                                                     ============   ===========

6.    Dividend

      On September 1, 1999, the Board of Trustees declared a dividend of $.0171 from net investment income, payable on September 7, 1999 to shareholders of record on September 2, 1999.


                                                                Annual Report 23

SSgA IAM Shares Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
     Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, Massachusetts 02171
  (800) 647-7327

Distributor
  Russell Fund Distributors, Inc.
  One International Place, 27th Floor
  Boston, Massachusetts 02110
  (800) 997-7327

Administrator
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, Washington 98402

Legal Counsel
  Goodwin, Procter & Hoar LLP
  Exchange Place
  Boston, Massachusetts 02109

Independent Accountants
  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110


24 Annual Report